As filed with the Securities and Exchange Commission on January 21, 2003.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. __                    /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                        JOHN HANCOCK INVESTMENT TRUST III
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
--------------------------------------------------------------------------------
                (Address of principal executive office) Zip Code

                                 (617) 375-1702
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Investment Trust III.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-4559 and 811-4630).

It is proposed that this filing will become effective on January 21, 2003 pursuant to Rule 488 under the Securities Act of 1933.

January 21, 2003


Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Global Fund and/or John Hancock European Equity Fund. The enclosed proxy statement contains information about proposals to reorganize both of these funds and transfer their assets into John Hancock International Fund.

The reorganizations are intended to consolidate the funds' international strategies into one unified approach that eliminates both the regional concentration of John Hancock European Equity Fund and the U.S.-oriented investment focus of John Hancock Global Fund in favor of an international investment strategy. This change benefits you in several ways. First, unlike the European Equity Fund, the International Fund is not geographically concentrated and can therefore invest in a broader range of countries and regions, offering greater diversification. In addition, we believe shareholders in the Global Fund, which currently invests 80% of its assets in both U.S. and overseas stocks, may be better served by a fund that targets mainly international investments.

Moreover, by focusing on core international investments, the combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each Fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. The merger of these funds may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio. If the proposals are approved, you will receive shares of the International Fund in proportion to the value of your shares in the Global Fund and/or the European Equity Fund.

It is important to note that your fund's current expenses will not increase as a result of the reorganizations. On May 9, 2003, the existing expense cap on European Equity Fund is due to expire, causing the expense ratio of the fund to increase to 3.09% for Class A shares and 3.79% for Class B and C shares. However, John Hancock Funds has agreed to cap the International Fund's expenses at the lower Global Fund expense level, which is 2.35% for Class A and 3.05% for Class B and Class C shares, until at least March 1, 2004.

After careful consideration, your Fund's trustees have unanimously agreed to the reorganization of the assets of John Hancock Global Fund and John Hancock European Equity Fund into John Hancock International Fund. The enclosed proxy statement contains further explanation and important details of the reorganizations, which I strongly encourage you to read before voting. If approved by the shareholders, the reorganizations are scheduled to take place at the close of business on May 9, 2003.

Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings at your Fund's expense. For your convenience, you may vote one of three ways: via telephone by calling 1-800-XXX-XXXX; via mail by returning the enclosed voting card; or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway. If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00A.M. and 8:00P.M. Eastern Time. I thank you for your prompt vote on this matter.

Sincerely,


Maureen R. Ford
Chairman and Chief Executive Officer

JOHN HANCOCK GLOBAL FUND (a series of John Hancock Investment Trust III) JOHN HANCOCK EUROPEAN EQUITY FUND (a series of John Hancock World Fund) (each a "fund")
101 Huntington Avenue
Boston, MA 02199
Notice of Joint Special Meeting of Shareholders
Scheduled for May 7, 2003

This is the formal agenda for each fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of each fund:

A joint shareholder meeting for your fund(s) will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, May 7, 2003 at 9:00 a.m., Eastern time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Global Fund ("your fund" or "Global Fund") and John Hancock International Fund ("International Fund"). Under this Agreement, your fund would transfer all of its assets to International Fund in exchange for shares of International Fund. These shares would be distributed proportionately to you and the other shareholders of Global Fund. International Fund would also assume Global Fund's liabilities. Global Fund's board of trustees recommends that you vote FOR this proposal.

2. A proposal to approve an Agreement and Plan of Reorganization between John Hancock European Equity Fund ("your fund" or "European Equity Fund") and John Hancock International Fund ("International Fund"). Under this Agreement, your fund would transfer all of its assets to International Fund in exchange for shares of International Fund. These shares would be distributed proportionately to you and the other shareholders of European Equity Fund. International Fund would also assume European Equity Fund's liabilities. European Equity Fund's board of trustees recommends that you vote FOR this proposal.

3.    Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on February 14, 2003 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitations.

                                        By order of the board of trustees,

                                        Susan S. Newton
                                        Secretary

February 25, 2003

PROXY STATEMENT of
John Hancock Global Fund (a series of John Hancock Investment Trust III) John Hancock European Equity Fund (a series of John Hancock World Fund) (each an "Acquired Fund" or "your fund")
101 Huntington Avenue
Boston, MA 02199

PROSPECTUS for
John Hancock International Fund
(the "Acquiring Fund" and a series of John Hancock Investment Trust III) 101 Huntington Avenue
Boston, MA 02199

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.

-----------------------------------------------------------------------------------------------------------------------
                          Acquired Fund               Acquiring Fund              Shareholders Entitled to Vote
-----------------------------------------------------------------------------------------------------------------------
Proposal 1         Global Fund                  International Fund          Global Fund shareholders
-----------------------------------------------------------------------------------------------------------------------
Proposal 2         European Equity Fund         International Fund          European Equity Fund shareholders
-----------------------------------------------------------------------------------------------------------------------

How Each Reorganization Will Work

o Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume the Acquired Fund's liabilities.

o The Acquiring Fund will issue Class A shares to each Acquired Fund in an amount equal to the value of each Acquired Fund's net assets attributable to its Class A shares. These shares will be distributed to each Acquired Fund's Class A shareholders in proportion to their holdings on the reorganization date.

o The Acquiring Fund will issue Class B shares to each Acquired Fund in an amount equal to the value of each Acquired Fund's net assets attributable to its Class B shares. These shares will be distributed to each Acquired Fund's Class B shareholders in proportion to their holdings on the reorganization date.

o The Acquiring Fund will issue Class C shares to each Acquired Fund in an amount equal to the value of each Acquired Fund's net assets attributable to its Class C shares. These shares will be distributed to each Acquired Fund's Class C shareholders in proportion to their holdings on the reorganization date.

o Each Acquired Fund will be terminated and fund shareholders will become shareholders of the Acquiring Fund.

o Each reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund.

Rationale for the Reorganizations

The reorganizations are intended to consolidate the funds' international strategies into one unified approach that eliminates the regional concentration of John Hancock European Equity Fund and the U.S.-oriented investment focus of John Hancock Global Fund. Instead, the reorganizations would consolidate these funds into the Acquiring Fund, which invests primarily in non-U.S. equity securities and has no fixed allocation of assets to specific countries or regions. In addition, because the Acquiring Fund will be John Hancock Funds' primary vehicle for international equity investing, it is expected to be better positioned to build upon the economies of scale resulting from the reorganization and attract additional investments. As a result, the Acquiring Fund's greater asset size may allow the Acquiring Fund to (i) obtain better net prices on securities trades, (ii) achieve greater diversification of international portfolio holdings and (iii) reduce per share expenses as fixed expenses are shared over a larger asset base. Therefore, the trustees of your fund(s) recommend that you vote FOR the reorganizations.

In connection with the reorganizations, the funds' investment adviser has agreed to reduce the Acquiring Fund's management fee rate so that it is the same or lower than the management fee rate paid by either of the Acquired Funds. Accordingly, the management fee paid by your fund will not increase as a result of the reorganization. Also in connection with the reorganizations, the funds' investment adviser has agreed until at least March 1, 2004 to limit the Acquiring Fund's total operating expenses to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares. This expense limitation, based on the Acquired Funds' most recent fiscal year, is (i) equal to John Hancock Global Fund's operating expenses and (ii) lower than John Hancock European Equity Fund's total operating expenses before its expense limitation. Although the Acquiring Fund's net annual operating expenses after expense limitation are higher than John Hancock European Equity Fund's net annual operating expenses after its current expense limitation, John Hancock European Equity Fund's current expense limitation is in effect only until May 9, 2003 or the closing of the reorganization, if later.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                          Where to Get More Information
--------------------------------------------------------------------------------

Class A, B and C prospectus of            In the same envelope as this proxy
International Fund dated February 14,     statement and prospectus. These
2003.                                     documents are incorporated by
--------------------------------------    reference into (and therefore legally
                                          part of) this proxy statement and
The International Fund's annual report    prospectus.
to shareholders dated October 31,
2002.
--------------------------------------------------------------------------------

Class A, B and C prospectus for the
Acquired Funds dated February 14,
2003.                                     On file with the Securities and
--------------------------------------    Exchange Commission ("SEC") or
                                          available at no charge by calling our
The Acquired Funds' annual reports        toll-free number: 1-800-225-5291.
to shareholder dated October 31, 2002.    Incorporated by reference into (and
--------------------------------------    therefore legally part of) this proxy
                                          statement and prospectus.
A statement of additional information
dated February 14, 2003. It contains
additional information about the
Acquired Funds and the Acquiring Fund.
--------------------------------------------------------------------------------

To ask questions about this proxy         Call our toll-free telephone number:
statement and prospectus.                 1-800-225-5291
--------------------------------------------------------------------------------

The date of this proxy statement and prospectus is February 25, 2003.

TABLE OF CONTENTS

                                                                            Page

INTRODUCTION                                                                 [3]
PROPOSAL 1 -- GLOBAL FUND                                                   [__]
    Summary                                                                 [__]
    Comparison of Investment Risks                                          [__]
    Proposal to Approve the Agreement and Plan of Reorganization            [__]
PROPOSAL 2 -- EUROPEAN EQUITY FUND                                          [__]
    Summary                                                                 [__]
    Comparison of Investment Risks                                          [__]
    Proposal to Approve the Agreement and Plan of Reorganization            [__]
FURTHER INFORMATION ON EACH REORGANIZATION                                  [__]
CAPITALIZATION                                                              [__]
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES                          [__]
BOARDS' EVALUATION AND RECOMMENDATION                                       [__]
VOTING RIGHTS AND REQUIRED VOTE                                             [__]
INFORMATION CONCERNING THE MEETING                                          [__]
OWNERSHIP OF SHARES OF THE FUNDS                                            [__]
EXPERTS                                                                     [__]
AVAILABLE INFORMATION                                                       [__]
EXHIBIT A -- Form of Agreement and Plan of Reorganization                   [__]

INTRODUCTION

This proxy statement and prospectus is being used by the Acquired Funds' board of trustees to solicit proxies to be voted at a special meeting of each Acquired Fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, May 7, 2003 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider proposals to approve Agreements and Plans of Reorganization providing for the reorganization of the Acquired Funds into the Acquiring Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about February 25, 2003.

For each proposal, this proxy statement and prospectus includes information that is specific to that proposal, including a comparison summary. Please read carefully the sections of the proxy statement related specifically to your fund(s), the information relevant to all proposals, as well as Exhibit A and the enclosed materials.

Who is Eligible to Vote?

Shareholders of record on February 14, 2003 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1

Approval of Agreement and Plan of Reorganization Between
Global Fund and International Fund

A proposal to approve an Agreement and Plan of Reorganization between Global Fund and International Fund. Under this Agreement, Global Fund would transfer all of its assets to International Fund in exchange for shares of International Fund. These shares would be distributed proportionately to the shareholders of Global Fund. International Fund would also assume Global Fund's liabilities. Global Fund's board of trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Global Fund to International Fund
------------------------------------------------------------------------------------------------------------------------------------
                                             Global Fund                                        International Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                  A diversified series of John Hancock Investment        A diversified series of John Hancock Investment
                          Trust III, an open-end investment management           Trust III, an open-end investment management
                          company organized as a Massachusetts business          company organized as a Massachusetts business
                          trust.                                                 trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $47.0 million                                          $11.5 million
December 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser,       Investment Adviser:                                    Investment Adviser:
subadviser and            John Hancock Advisers, LLC                             John Hancock Advisers, LLC
portfolio managers
                          Subadviser:                                            Subadviser:
                          Nicholas Applegate Capital Management                  Nicholas Applegate Capital Management
                          -A subsidiary of Allianz AG, a German publicly         -A subsidiary of Allianz AG, a German publicly
                          traded company, which, together with its               traded company, which, together with its
                          subsidiaries, comprises the world's largest            subsidiaries, comprises the world's largest
                          insurance group                                        insurance group
                          -Supervised by the adviser                             -Supervised by the adviser
                          -Founded in 1984                                       -Founded in 1984

                          Portfolio managers:                                    Portfolio managers:
                          U.S. - based team responsible for day-to-day           U.S. - based team responsible for day-to-day
                          investment management                                  investment management
------------------------------------------------------------------------------------------------------------------------------------
Investment objective      The fund seeks long-term growth of capital. This       The fund seeks long-term growth of capital. This
                          objective is fundamental and can be changed only       objective is non-fundamental and can be changed
                          with shareholder approval.                             without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments       The fund normally invests at least 80% of its          The fund normally invests at least 80% of its
                          assets in common stocks of foreign and U.S.            assets in stocks of foreign companies. The fund may
                          companies of any size. The fund does not maintain a    invest up to 30% of assets in emerging markets as
                          fixed allocation of assets, either with respect to     classified by Morgan Stanley Capital International
                          securities type or geography. Historically, U.S.       (MSCI). The fund does not maintain a fixed
                          issuers have represented the largest single country    allocation of assets, either with respect to
                          allocation of the Fund's assets.                       securities type or geography.
------------------------------------------------------------------------------------------------------------------------------------
Diversification           The fund is diversified, which means that, with        The fund is diversified, which means that, with
                          respect to 75% of total assets, the fund cannot        respect to 75% of total assets, the fund cannot
                          invest (i) more than 5% of total assets in             invest (i) more than 5% of total assets in
                          securities of a single issuer or (ii) in securities    securities of a single issuer or (ii) in securities
                          representing more than 10% of the outstanding          representing more than 10% of the outstanding
                          voting securities of an issuer.                        voting securities of an issuer. In addition, the
                                                                                 fund cannot invest more than 5% of total assets in
                                                                                 a single security (other than U.S. Government
                                                                                 securities).
------------------------------------------------------------------------------------------------------------------------------------
Derivatives               Each fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       In abnormal conditions, each fund may temporarily invest more than 20% of assets in investment-grade
positions                 short-term securities. In these and other cases, the funds might not achieve their respective goals.
------------------------------------------------------------------------------------------------------------------------------------

In deciding whether to approve the reorganization, you should consider the similarities and differences between Global Fund and International Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of International Fund is commensurate with the amount of risk involved in the authorized investments of Global Fund. Although the investment objectives of the two funds are identical, their investment policies and risks are different, particularly with respect to the portion of each Fund's assets invested in U.S. issuers. Your fund invests at least 80% of its assets in stocks of both foreign and U.S. companies, whereas International Fund invests at least 80% of its assets in foreign companies, without a U.S. investment component. At September 30, 2002, approximately 53% of Global Fund's net assets were invested in U.S. issuers. In addition, International Fund has a stated policy that it may invest up to 30% of assets in emerging markets. Global Fund may invest in emerging markets but does not have a stated percentage policy. International Fund also has a more restrictive diversification policy than your fund, limiting investment in any single security to 5% of the fund's assets.

--------------------------------------------------------------------------------
                                CLASSES OF SHARES
--------------------------------------------------------------------------------
                              Global Fund              International Fund
--------------------------------------------------------------------------------
Class A sales charges   The Class A shares of both funds have the same
and 12b-1 fees          characteristics and fee structure.
                        o     Class A shares are offered with front-end sales
                              charges ranging from 2% to 5% of the fund's
                              offering price, depending on the amount invested.
                        o     Class A shares are subject to a 12b-1 distribution
                              fee equal to 0.30% annually of average net assets.
                        o     There is no front-end sales charge for investments
                              of $1 million or more, but there is a contingent
                              deferred sales charge ranging from 0.25% to 1.00%
                              on shares sold within one year of purchase.
                        o     Investors can combine multiple purchases of Class
                              A shares to take advantage of breakpoints in the
                              sales charge schedule.
                        o     Sales charges are waived for the categories of
                              investors listed in the funds' prospectuses.
--------------------------------------------------------------------------------
Class B sales charges   The Class B shares of both funds have the same
and 12b-1 fees          characteristics and fee structure.
                        o     Class B shares are offered without a front-end
                              sales charge, but are subject to a contingent
                              deferred sales charge (CDSC) if sold within six
                              years after purchase. The CDSC ranges from 1.00%
                              to 5.00% depending on how long the shares are
                              held. No CDSC is imposed on shares held more than
                              six years.
                        o     Class B shares are subject to 12b-1 distribution
                              and service fees equal to 1.00% annually of
                              average net assets.
                        o     CDSCs are waived for the categories of investors
                              listed in the funds' prospectus.
                        o     Class B shares automatically convert to Class A
                              shares after eight years.
--------------------------------------------------------------------------------
Class C sales charges   The Class C shares of both funds have the same
and 12b-1 fees          characteristics and fee structure.
                        o     Class C shares are offered with a front-end sales
                              charge equal to 1.00% of the fund's offering
                              price.
                        o     Class C shares are subject to a contingent
                              deferred sales charge of 1.00% on shares sold
                              within one year of purchase.
                        o     Class C shares are subject to 12b-1 distribution
                              and service fees equal to 1.00% annually of
                              average net assets.
                        o     No automatic conversion to Class A shares, so
                              annual expenses continue at the Class C level
                              throughout the life of the investment.
--------------------------------------------------------------------------------
12b-1 fees              o     These fees are paid out of a fund's assets on an
                              on-going basis. Over time these fees will increase
                              the cost of investments and may cost more than
                              other types of sales charges.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      BUYING, SELLING AND EXCHANGING SHARES
--------------------------------------------------------------------------------
                                  Global Fund and International Fund
--------------------------------------------------------------------------------
Buying shares           Investors may buy shares at their public offering price
                        through a financial representative or the funds'
                        transfer agent, John Hancock Signature Services, Inc.
                        After February 14, 2003, investors will not be allowed
                        to open new accounts in Global Fund but can add to
                        existing accounts.
--------------------------------------------------------------------------------
Minimum initial         Class A, Class B and Class C Shares: $1,000 for
investment              non-retirement accounts and $250 for retirement accounts
                        and group investments.
--------------------------------------------------------------------------------
Exchanging shares       Shareholders may exchange their shares at net asset
                        value with no sales charge for shares of the same class
                        of any other John Hancock fund.
--------------------------------------------------------------------------------
Selling shares          Shareholders may sell their shares by submitting a
                        proper written or telephone request to John Hancock
                        Signature Services, Inc.
--------------------------------------------------------------------------------
Net asset value         All purchases, exchanges and sales are made at a price
                        based on the next determined net asset value (NAV) per
                        share of the fund. Both funds' NAVs are determined at
                        the close of regular trading on the New York Stock
                        Exchange, which is normally 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the fiscal year ended October 31, 2002, adjusted to reflect any changes. Future expenses for all classes may be greater or less. The examples contained in the expense table show what you would pay if you invested

$10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The board of trustees of another John Hancock fund, John Hancock European Equity Fund, has recommended that European Equity Fund also reorganize into International Fund. The reorganization of Global Fund with International Fund, however, does not depend upon whether the reorganization involving European Equity Fund occurs. In connection with the reorganization, the adviser has agreed to reduce its management fee rate to match the lower management fee rate of your fund (see "Other Consequences of the Reorganization"). The adviser also has agreed until at least March 1, 2004 to limit International Fund's total operating expenses to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares. This expense limitation is the same as your fund's total annual operating expenses for the most recent fiscal year. Your fund does not currently have any expense limitation.

The following expense table shows the hypothetical ("pro forma") expenses of International Fund assuming both (1) that a reorganization with Global Fund, but not John Hancock European Equity Fund, occurred on November 1, 2001 and (2) that a reorganization with both your fund and John Hancock European Equity Fund occurred on November 1, 2001. The expenses shown in both tables are based on fees and expenses incurred during the twelve month period ended October 31, 2002. International Fund's actual expenses after the reorganization may be greater or less than those shown.

The pro forma examples contained in the expense table show what you would pay on a $10,000 investment if the reorganization had occurred on November 1, 2001. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of International Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             International Fund
                                                                                  International Fund             (PRO FORMA
                                                                                      (PRO FORMA                for the year
                                                                                     for the year              ended 10/31/02)
                                                                                    ended 10/31/02)               (Assuming
                                                                                       (Assuming             reorganization with
                                                    Global      International     reorganization with            Global Fund
                                                     Fund            Fund          Global Fund only)      and European Equity Fund)
------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                    Class A        Class A              Class A                    Class A
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a % of purchase price)                           5.00%          5.00%                5.00%                      5.00%
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on reinvested
dividends                                            none           none                 none                       none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of
purchase or sale price, whichever is less(1)         none           none                 none                       none
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee(2)                                    none           none                 none                       none
------------------------------------------------------------------------------------------------------------------------------------
Exchange fee                                         none           none                 none                       none
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses                      Class A        Class A              Class A                    Class A
(as a % of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management fee                                       0.90%          1.00%                0.90%(3)                   0.90%(3)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee                 0.30%          0.30%                0.30%                      0.30%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                       1.15%          3.13%                1.34%                      1.23%
------------------------------------------------------------------------------------------------------------------------------------
Total fund operating expenses                        2.35%          4.43%                2.54%                      2.43%
------------------------------------------------------------------------------------------------------------------------------------
Expense reduction                                    none          [2.05%](4)           [0.19%](5)                 [0.08%](5)
------------------------------------------------------------------------------------------------------------------------------------
Net fund operating expenses                          2.35%          2.38%                2.35%                      2.35%
------------------------------------------------------------------------------------------------------------------------------------

(1) Except for investments of $1 million or more.

(2) Does not include wire redemption fee (currently $4.00).

(3) Effective with the reorganization, the adviser has agreed to reduce its management fee to match the lower management fee rate of your fund.

(4) These numbers reflect International Fund's current limitation on expenses (excluding 12b-1 and transfer agent fees) of 0.90% until February 28, 2004.

(5) Effective with the reorganization, the adviser has agreed to limit International Fund's Class A operating expenses to 2.35% of the Fund's Class A average daily net assets at least until March 1, 2004.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                 International Fund
                                                                                                     (PRO FORMA
                                                                          International Fund        for the year
                                                                              (PRO FORMA           ended 10/31/02)
                                                                             for the year             (Assuming
                                                                            ended 10/31/02)      reorganization with
                                                                               (Assuming             Global Fund
                                               Global     International   reorganization with    and European Equity
                                                Fund           Fund        Global Fund only)            Fund)
-----------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses               Class B       Class B            Class B                Class B
-----------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a % of purchase price)            none          none               none                   none
-----------------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on reinvested
dividends                                       none          none               none                   none
-----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is
less                                            5.00%         5.00%              5.00%                  5.00%
-----------------------------------------------------------------------------------------------------------------------
Redemption fee(2)                               none          none               none                   none
-----------------------------------------------------------------------------------------------------------------------
Exchange fee                                    none          none               none                   none
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses                 Class B       Class B            Class B                Class B
(as a % of average net assets)
-----------------------------------------------------------------------------------------------------------------------
Management fee                                  0.90%         1.00%              0.90%(3)               0.90%(3)
-----------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee            1.00%         1.00%              1.00%                  1.00%
-----------------------------------------------------------------------------------------------------------------------
Other expenses                                  1.15%         3.13%              1.34%                  1.23%
-----------------------------------------------------------------------------------------------------------------------
Total fund operating expenses                   3.05%         5.13%              3.24%                  3.13%
-----------------------------------------------------------------------------------------------------------------------
Expense reduction                               none         [2.05%](4)         [0.19%](5)             [0.08%](5)
-----------------------------------------------------------------------------------------------------------------------
Net fund operating expenses                     3.05%         3.08%              3.05%                  3.05%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses               Class C       Class C            Class C                Class C
-----------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a % of purchase price)            1.00%         1.00%              1.00%                  1.00%
-----------------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on reinvested
dividends                                       none          none               none                   none
-----------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
% of purchase or sale price, whichever is
less                                            1.00%         1.00%              1.00%                  1.00%
-----------------------------------------------------------------------------------------------------------------------
Redemption fee(2)                               none          none               none                   none
-----------------------------------------------------------------------------------------------------------------------
Exchange fee                                    none          none               none                   none
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses                 Class C       Class C            Class C                Class C
(as a % of average net assets)
-----------------------------------------------------------------------------------------------------------------------
Management fee                                  0.90%         1.00%              0.90%(3)               0.90%(3)
-----------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee            1.00%         1.00%              1.00%                  1.00%
-----------------------------------------------------------------------------------------------------------------------
Other expenses                                  1.15%         3.13%              1.34%                  1.23%
-----------------------------------------------------------------------------------------------------------------------
Total fund operating expenses                   3.05%         5.13%              3.24%                  3.13%
-----------------------------------------------------------------------------------------------------------------------
Expense reduction                               none         [2.05%](4)         [0.19%](5)             [0.08%](5)
-----------------------------------------------------------------------------------------------------------------------
Net fund operating expenses                     3.05%         3.08%              3.05%                  3.05%
-----------------------------------------------------------------------------------------------------------------------

(1) Except for investments of $1 million or more.

(2) Does not include wire redemption fee (currently $4.00).

(3) Effective with the reorganization, the adviser has agreed to reduce its management fee to match the lower management fee rate of your fund.

(4) These numbers reflect International Fund's current limitation on expenses (excluding 12b-1 and transfer agent fees) of 0.90% until February 28, 2004.

(5)  Effective  with  the  reorganization,  the  adviser  has  agreed  to  limit
International   Fund's  Class  B  and  Class  C  operating  expenses  to  3.05%, respectively, of the Fund's Class B and Class C average daily net assets at least until March 1, 2004.

Examples
------------------------------------------------------------------------------------------------------
                                                                                 International Fund
                                                                                    (PRO FORMA)
                                                          International Fund         (Assuming
                                                             (PRO FORMA)        reorganization with
                                                              (Assuming             Global Fund
                               Global    International   reorganization with    and European Equity
          Class A               Fund         Fund         Global Fund only)            Fund)
------------------------------------------------------------------------------------------------------
Year 1                         $  726       $  761              $  729                 $  727
------------------------------------------------------------------------------------------------------
Year 3                         $1,197       $1,627              $1,237                 $1,213
------------------------------------------------------------------------------------------------------
Year 5                         $1,693       $2,503              $1,769                 $1,725
------------------------------------------------------------------------------------------------------
Year 10                        $3,052       $4,736              $3,220                 $3,123
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Class B -- assuming redemption
at end of period
------------------------------------------------------------------------------------------------------
Year 1                         $  808       $  845              $  811                 $  809
------------------------------------------------------------------------------------------------------
Year 3                         $1,242       $1,686              $1,283                 $1,259
------------------------------------------------------------------------------------------------------
Year 5                         $1,801       $2,624              $1,879                 $1,834
------------------------------------------------------------------------------------------------------
Year 10                        $3,202       $4,873              $3,369                 $3,272
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------
Year 1                         $  308       $  345              $  311                 $  309
------------------------------------------------------------------------------------------------------
Year 3                         $  942       $1,386              $  983                 $  959
------------------------------------------------------------------------------------------------------
Year 5                         $1,601       $2,424              $1,679                 $1,634
------------------------------------------------------------------------------------------------------
Year 10                        $3,202       $4,873              $3,369                 $3,272
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Class C -- assuming redemption
at end of period
------------------------------------------------------------------------------------------------------
Year 1                         $  504       $  540              $  507                 $  505
------------------------------------------------------------------------------------------------------
Year 3                         $1,033       $1,472              $1,073                 $1,050
------------------------------------------------------------------------------------------------------
Year 5                         $1,685       $2,499              $1,762                 $1,717
------------------------------------------------------------------------------------------------------
Year 10                        $3,431       $5,057              $3,594                 $3,500
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Class C -- assuming no redemption
------------------------------------------------------------------------------------------------------
Year 1                         $  405       $  441              $  408                 $  406
------------------------------------------------------------------------------------------------------
Year 3                         $1,033       $1,472              $1,073                 $1,050
------------------------------------------------------------------------------------------------------
Year 5                         $1,685       $2,499              $1,762                 $1,717
------------------------------------------------------------------------------------------------------
Year 10                        $3,431       $5,057              $3,594                 $3,500
------------------------------------------------------------------------------------------------------

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets. As described above, the adviser has agreed to reduce International Fund's pro forma management fees on as a percentage of assets to match those of your fund.

           ---------------------------------------------------------

               Fund Asset Breakpoints              Fee Rate
           ---------------------------------------------------------

                                 Global Fund
           ---------------------------------------------------------
           First $100 million                       0.900%
           ---------------------------------------------------------
           Next $200 million                        0.800%
           ---------------------------------------------------------
           Next $200 million                        0.750%
           ---------------------------------------------------------
           Amount over $500 million                 0.625%
           ---------------------------------------------------------

           ---------------------------------------------------------
                         International Fund (current)
           ---------------------------------------------------------
           First $250 million                       1.000%
           ---------------------------------------------------------
           Next $250 million                        0.800%
           ---------------------------------------------------------
           Next $250 million                        0.750%
           ---------------------------------------------------------
           Amount over $750 million                 0.625%
           ---------------------------------------------------------

                        International Fund (pro forma)
           ---------------------------------------------------------
           First $100 million                       0.900%
           ---------------------------------------------------------
           Next $200 million                        0.800%
           ---------------------------------------------------------
           Next $200 million                        0.750%
           ---------------------------------------------------------
           Amount over $500 million                 0.625%
           ---------------------------------------------------------

Each fund's subadviser is Nicholas-Applegate Capital Management, an indirect wholly-owned subsidiary of Allianz AG, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group ("Nicholas Applegate"). Nicholas Applegate is responsible for providing investment advice to the funds, subject to the review of the Trustees and overall supervision of the adviser. Nicholas Applegate also provides the funds on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Nicholas Applegate receives its compensation directly from the adviser, not the funds. For each of Global Fund and International Fund, the adviser pays Nicholas Applegate a subadvisory fee at the same annual rate: (i) 0.50% of the first $500,000,000 of the average daily net asset value of the fund; and (ii) 0.45% of the average daily net asset value of the fund in excess of $500,000,000. However, Nicholas Applegate has agreed to reduce its subadvisory fees in connection with the reorganization so that they will be equal on an annual basis to (i) 0.45% of the first $200,000,000 of the average daily net asset value of the Fund; and (ii) 0.40% of the average daily net asset value of the Fund in excess of $200,000,000. This reduction will have no effect on the fund's advisory fees or other expenses.

International Fund's pro forma management fee rate (0.90% at current asset levels) is identical to Global Fund's management fee rate at all asset levels. Both funds have the same 12b-1 fees for Class A shares (0.30%) and Class B and Class C shares (1.00%). International Fund's pro forma other expenses of 1.34% (or 1.23% assuming reorganization with European Equity Fund as well as Global
Fund) are slightly higher than Global Fund's other expenses of 1.15%. Although this results in International Fund's pro forma total annual operating expenses for all share classes being slightly higher than Global Fund's total annual operating expenses, the pro forma net annual operating expenses of International Fund after the expense limitation will be equal to your fund's annual operating expenses for all share classes. The adviser is not required to extend this expense limitation beyond March 1, 2004.

COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

--------------------------------------------------------------------------------
                              Global Fund               International Fund
--------------------------------------------------------------------------------
Stock market risk       The value of securities in the fund may go down in
                        response to overall stock market movements. Markets tend
                        to move in cycles, with periods of rising prices and
                        periods of falling prices. Stocks tend to go up and down
                        in value more than bonds. If the fund concentrates in
                        certain sectors, its performance could be worse than
                        that of the overall stock market.
--------------------------------------------------------------------------------
Management risk         The fund's management strategy may fail to produce the
                        intended results. The fund could underperform its peers
                        or lose money if the investment strategy, including
                        country, industry or security selection, does not
                        perform as expected.
--------------------------------------------------------------------------------
Foreign securities      Foreign investments are more risky than domestic
risk                    investments. Investments in foreign securities may be
                        affected by fluctuations in currency exchange rates,
                        incomplete or inaccurate financial information on
                        companies, social instability and political actions
                        ranging from tax code changes to governmental collapse.
--------------------------------------------------------------------------------
Emerging markets risk   To the extent the fund invests in emerging markets, the
                        risks of investment in foreign securities are more
                        significant. Also, in a down market emerging markets
                        investments could become harder to value or sell at a
                        fair price.
--------------------------------------------------------------------------------
Derivatives risk        Certain derivative instruments can produce
                        disproportionate gains or losses and are riskier than
                        direct investments. Also, in a down market derivatives
                        could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------
Active trading          The fund may trade securities actively, which could
                        increase its transaction costs (thus lowering
                        performance) and increase your taxable distributions.
--------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under "Further Information on Each Reorganization." The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on May 9, 2003, but may occur on any later date before December 31, 2003. Global Fund will transfer all of its assets to International Fund and International Fund will assume all of Global Fund's liabilities. This will result in the addition of Global Fund's assets to International Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

o International Fund will issue to Global Fund Class A shares in an amount equal to the net assets attributable to Global Fund's Class A shares. As part of the liquidation of Global Fund, these shares will immediately be distributed to Class A shareholders of record of Global Fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of Global Fund will end up as Class A shareholders of International Fund.

o International Fund will issue to Global Fund Class B shares in an amount equal to the net assets attributable to Global Fund's Class B shares. As part of the liquidation of Global Fund, these shares will immediately be distributed to Class B shareholders of record of Global Fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of Global Fund will end up as Class B shareholders of International Fund.

o International Fund will issue to Global Fund Class C shares in an amount equal to the net assets attributable to Global Fund's Class C shares. As part of the liquidation of Global Fund, these shares will immediately be distributed to Class C shareholders of record of Global Fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of Global Fund will end up as Class C shareholders of International Fund.

o After the shares are issued, the existence of Global Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Global Fund believes that the proposed reorganization will be advantageous to the shareholders of Global Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that shareholders in the Global Fund, which currently invests 80% of its assets in both U.S. and overseas stocks, may be better served by a fund that targets mainly international investments. The adviser believes that investors, when seeking international exposure, prefer to invest in a fund that invests only in non-U.S. issuers. Consequently, the adviser believes that the combined fund will be better positioned to attract additional assets to the Acquiring Fund. The Acquiring Fund's greater asset size may allow the Acquiring Fund to
(i) obtain better net prices on securities trades, (ii) achieve greater diversification of international portfolio holdings and (iii) reduce per share expenses as fixed expenses are shared over a larger asset base.

Second, that the adviser has agreed, until at least March 1, 2004, to limit the International Fund's total expenses to match Global Fund's total fund operating expenses, as a percentage of average daily net assets, based on Global Fund's most recent fiscal year. As a result of the reorganization, shareholders of Global Fund will experience no increase in the total amount of fees, as a percentage of average net assets, that they indirectly pay, until at least March 1, 2004.

Third, that International Fund's Class A and B shares have performed better than Global Fund's Class A, B and C shares over the three year and five year periods, both before and after taxes. While past performance cannot predict future results, the trustees believe that International Fund is better positioned than Global Fund to continue to generate strong returns.

Fourth, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce International Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of International Fund considered that the reorganization presents an excellent opportunity for International Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to International Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might achieve cost savings due to the fund's lower fixed costs, which may result in a reduction in the adviser's expense limitation over time, as well as any reduced costs resulting from a consolidated portfolio management effort. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the adviser has agreed until at least March 1, 2004 to limit International Fund's total operating expenses to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares. Therefore, after giving effect to the expense limitation , International Fund's pro forma annual operating expenses would be equal to your fund's current annual operating expenses. A full comparison of advisory fee rates and expense ratios is included above.

Comparative Performance. The trustees also considered details of the relative performance of your fund and International Fund.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of Global Fund and International Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under Global Fund's Rule 12b-1 Plans will be reimbursable expenses under International Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under International Fund's Rule 12b-1 Plans (0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of Global Fund and International Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent. Class I shares of International Fund are not included in the table because this class does not have a Rule 12b-1 Plan. Global fund does not have Class I shares.

Rule 12b-1 Payments and Unreimbursed Expenses
------------------------------------------------------------------------------------------------------------
                                       Aggregate Dollar           Unreimbursed            Unreimbursed
                                     Amount of 12b-1 Fees          Rule 12b-1             Expenses as %
                                     Paid (for year ended         Expenditures           of Each Class'
           Name of Fund               October 31, 2002)     (as of October 31, 2002)   Average Net Assets
------------------------------------------------------------------------------------------------------------
Global Fund                                   $145,228 (A)            $  350,376 (A)              0.72% (A)
------------------------------------------------------------------------------------------------------------
                                              $150,712 (B)            $2,160,046 (B)             14.33% (B)
------------------------------------------------------------------------------------------------------------
                                              $  8,291 (C)            $  168,779 (C)             20.36% (C)
------------------------------------------------------------------------------------------------------------
International Fund                            $ 21,175 (A)            $  182,123 (A)              2.58% (A)
------------------------------------------------------------------------------------------------------------
                                              $ 58,879 (B)            $1,526,298 (B)             25.92% (B)
------------------------------------------------------------------------------------------------------------
                                              $  9,672 (C)            $  133,752 (C)             13.83% (C)
------------------------------------------------------------------------------------------------------------
Pro Forma:
------------------------------------------------------------------------------------------------------------
International Fund                            $166,403 (A)            $  532,499 (A)              0.96% (A)
Assuming reorganization           --------------------------------------------------------------------------
with Global Fund only                         $209,591 (B)            $3,686,344 (B)             17.59% (B)
                                  --------------------------------------------------------------------------
                                              $ 17,963 (C)            $  302,531 (C)             16.84% (C)
------------------------------------------------------------------------------------------------------------
Assuming reorganization                       $187,371 (A)            $  555,655 (A)              0.89% (A)
with Global Fund                  --------------------------------------------------------------------------
and European Equity Fund                      $283,147 (B)            $4,341,335 (B)             15.33% (B)
                                  --------------------------------------------------------------------------
                                              $ 21,036 (C)            $  361,569 (C)             17.19% (C)
------------------------------------------------------------------------------------------------------------

If the reorganization had taken place on November 1, 2001, the pro forma combined unreimbursed expenses of International Fund's Class A, Class B and Class C shares would have been higher than if no reorganization had occurred. Nevertheless, International Fund's assumption of Global Fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under International Fund's Rule 12b-1 Plans. These payments will continue to be 0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A, Class B and Class C shares, respectively.

John Hancock Funds, LLC may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if International Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

PROPOSAL 2

Approval of Agreement and Plan of Reorganization Between
European Equity Fund and International Fund

A proposal to approve an Agreement and Plan of Reorganization between European Equity Fund and International Fund. Under this Agreement, European Equity Fund would transfer all of its assets to International Fund in exchange for shares of International Fund. These shares would be distributed proportionately to the shareholders of European Equity Fund. International Fund would also assume European Equity Fund's liabilities. European Equity Fund's board of trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of European Equity Fund to International Fund
----------------------------------------------------------------------------------------------------------------------------
                                       European Equity Fund                                International Fund
----------------------------------------------------------------------------------------------------------------------------
Business              A diversified series of John Hancock World Fund,    A diversified series of John Hancock Investment
                      an open-end investment management company           Trust III, an open-end investment management
                      organized as a Massachusetts business trust.        company organized as a Massachusetts business
                                                                          trust.
----------------------------------------------------------------------------------------------------------------------------
Net assets as of      $11.4 million                                       $11.5 million
December 31, 2002
----------------------------------------------------------------------------------------------------------------------------
Investment adviser,   Investment Adviser:                                 Investment Adviser:
subadviser and        John Hancock Advisers, LLC                          John Hancock Advisers, LLC
portfolio managers
                      Subadviser:                                         Subadviser:
                      Nicholas Applegate Capital Management               Nicholas Applegate Capital Management
                      -A subsidiary of Allianz AG, a German publicly      -A subsidiary of Allianz AG, a German publicly
                      traded company, which, together with its            traded company, which, together with its
                      subsidiaries, comprises the world's largest         subsidiaries, comprises the world's largest
                      insurance group                                     insurance group
                      -Supervised by the adviser                          -Supervised by the adviser
                      -Founded in 1984                                    -Founded in 1984

                      Portfolio managers:                                 Portfolio managers:
                      U.S. - based team responsible for day-to-day        U.S. - based team responsible for day-to-day
                      investment management                               investment management
----------------------------------------------------------------------------------------------------------------------------
Investment            The fund seeks long-term growth of capital. This    The fund seeks long-term growth of capital. This
objective             objective is non-fundamental and can be changed     objective is non-fundamental and can be changed
                      without shareholder approval.                       without shareholder approval.
----------------------------------------------------------------------------------------------------------------------------
Primary investments   The fund normally invests at least 80% of its       The fund normally invests at least 80% of its
                      assets in equity securities (including common       assets in stocks of foreign companies. The fund
                      and preferred stocks and their equivalents) of      may invest up to 30% of assets in emerging
                      European companies. These companies derive more     markets as classified by Morgan Stanley Capital
                      than half of their revenues from European           International (MSCI). The fund does not maintain
                      operations, are organized under European law or     a fixed allocation of assets, either with
                      are traded principally on European stock            respect to securities type or geography.
                      exchanges. While the fund invests most heavily
                      in developed economies, it is permitted to
                      invest in securities of European emerging market
                      companies.
----------------------------------------------------------------------------------------------------------------------------
Diversification       The fund is diversified, which means that, with     The fund is diversified, which means that, with
                      respect to 75% of total assets, the fund cannot     respect to 75% of total assets, the fund cannot
                      invest (i) more than 5% of total assets in          invest (i) more than 5% of total assets in
                      securities of a single issuer or (ii) in            securities of a single issuer or (ii) in
                      securities representing more than 10% of the        securities representing more than 10% of the
                      outstanding voting securities of an issuer.         outstanding voting securities of an issuer. In
                                                                          addition, the fund cannot invest more than 5% of
                                                                          total assets in a single security (other than U.S.
                                                                          Government securities).
----------------------------------------------------------------------------------------------------------------------------
Derivatives           Each fund may make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).
----------------------------------------------------------------------------------------------------------------------------
Temporary defensive   In abnormal conditions, each fund may temporarily invest more than 20% of assets in investment-grade
positions             short-term securities. In these and other cases, the funds might not achieve their respective goals.
----------------------------------------------------------------------------------------------------------------------------

In deciding whether to approve the reorganization, you should consider the similarities and differences between your fund and International Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of International Fund is commensurate with the amount of risk involved in the authorized investments of your fund. Although the investment objectives of the two funds are identical, their investment policies and risks are different. Your fund concentrates its investments in securities of European companies. International Fund, however, does not maintain any geographical concentration and invests in securities of foreign companies without any fixed allocation of assets. In addition, International Fund may invest up to 30% of assets in emerging markets, whereas your fund, which invests most heavily in developed countries, is permitted only to invest in securities of European emerging markets companies. International Fund also has a more restrictive diversification policy than your fund, limiting investment in any single security to 5% of the fund's assets.

--------------------------------------------------------------------------------
                                CLASSES OF SHARES
--------------------------------------------------------------------------------
                              European Equity Fund and International Fund
--------------------------------------------------------------------------------
Class A sales charges   The Class A shares of both funds have the same
and 12b-1 fees          characteristics and fee structure.
                        o     Class A shares are offered with front-end sales
                              charges ranging from 2% to 5% of the fund's
                              offering price, depending on the amount invested.
                        o     Class A shares are subject to a 12b-1 distribution
                              fee equal to 0.30% annually of average net assets.
                        o     There is no front-end sales charge for investments
                              of $1 million or more, but there is a contingent
                              deferred sales charge ranging from 0.25% to 1.00%
                              on shares sold within one year of purchase.
                        o     Investors can combine multiple purchases of Class
                              A shares to take advantage of breakpoints in the
                              sales charge schedule.
                        o     Sales charges are waived for the categories of
                              investors listed in the funds' prospectuses.
--------------------------------------------------------------------------------
Class B sales charges   The Class B shares of both funds have the same
and 12b-1 fees          characteristics and fee structure.
                        o     Class B shares are offered without a front-end
                              sales charge, but are subject to a contingent
                              deferred sales charge (CDSC) if sold within six
                              years after purchase. The CDSC ranges from 1.00%
                              to 5.00% depending on how long the shares are
                              held. No CDSC is imposed on shares held more than
                              six years.
                        o     Class B shares are subject to 12b-1 distribution
                              and service fees equal to 1.00% annually of
                              average net assets.
                        o     CDSCs are waived for the categories of investors
                              listed in the funds' prospectus.
                        o     Class B shares automatically convert to Class A
                              shares after eight years.
--------------------------------------------------------------------------------
Class C sales charges   The Class C shares of both funds have the same
and 12b-1 fees          characteristics and fee structure.
                        o     Class C shares are offered with a front-end sales
                              charge equal to 1.00% of the fund's offering
                              price.
                        o     Class C shares are subject to a contingent
                              deferred sales charge of 1.00% on shares sold
                              within one year of purchase.
                        o     Class C shares are subject to 12b-1 distribution
                              and service fees equal to 1.00% annually of
                              average net assets.
                        o     No automatic conversion to Class A shares, so
                              annual expenses continue at the Class C level
                              throughout the life of the investment.
--------------------------------------------------------------------------------
12b-1 fees              o     These fees are paid out of a fund's assets on an
                              ongoing basis. Over time these fees will increase
                              the cost of investments and may cost more than
                              other types of sales charges.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      BUYING, SELLING AND EXCHANGING SHARES
--------------------------------------------------------------------------------
                   European Equity Fund and International Fund
--------------------------------------------------------------------------------
Buying shares           Investors may buy shares at their public offering price
                        through a financial representative or the funds'
                        transfer agent, John Hancock Signature Services, Inc.
                        After February 14, 2003, investors will not be allowed
                        to open new accounts in European Equity Fund but can add
                        to existing accounts.
--------------------------------------------------------------------------------
Minimum initial         Class A, Class B and Class C Shares: $1,000 for
investment              non-retirement accounts and $250 for retirement accounts
                        and group investments.
--------------------------------------------------------------------------------
Exchanging shares       Shareholders may exchange their shares at net asset
                        value with no sales charge for shares of the same class
                        of any other John Hancock fund.
--------------------------------------------------------------------------------
Selling shares          Shareholders may sell their shares by submitting a
                        proper written or telephone request to John Hancock
                        Signature Services, Inc.
--------------------------------------------------------------------------------
Net asset value         All purchases, exchanges and sales are made at a price
                        based on the next determined net asset value (NAV) per
                        share of the fund. Both funds' NAVs are determined at
                        the close of regular trading on the New York Stock
                        Exchange, which is normally 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the fiscal year ended October 31, 2002, adjusted to reflect any changes. Future expenses for all share classes may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The board of trustees of another John Hancock fund, John Hancock Global Fund, has recommended that Global Fund also reorganize into International Fund. The reorganization of European Equity Fund with International Fund, however, does not depend upon whether the reorganization involving Global Fund occurs. In connection with the reorganization, the adviser has agreed to reduce its management fee rate to match the lower management fee rate of Global Fund, which is the same as or lower than your fund's management fee rate at all asset levels (see "Other Consequences of the Reorganization" below). The adviser also has agreed until at least March 1, 2004 to limit International Fund's total operating expenses to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares. This expense limitation, based on the your fund's most recent fiscal year, is lower than your fund's total operating expenses before its current expense limitation. Although this expense limitation is higher than your fund's net annual operating expenses after its current expense limitation, your fund's current expense limitation is in effect only until May 9, 2003, or the closing date of the reorganization, if later.

The following expense table shows the hypothetical ("pro forma") expenses of International Fund assuming (1) that a reorganization with European Equity Fund, but not John Hancock Global Fund, occurred on November 1, 2001 or (2) that a reorganization with both European Equity Fund and John Hancock Global Fund occurred on November 1, 2001. The expenses shown in both tables are based on fees and expenses incurred during the twelve month period ended October 31, 2002. The pro forma examples contained in the expense table show what you would pay on a $10,000 investment if the reorganization had occurred on November 1, 2001. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of International Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       International Fund        International Fund
                                                                                           (PRO FORMA                (PRO FORMA
                                                                                          for the year              for the year
                                                                                        ended 10/31/02)           ended 10/31/02)
                                                                                           (Assuming                 (Assuming
                                                      European                        reorganization with       reorganization with
                                                       Equity       International       European Equity         European Equity Fund
                                                        Fund             Fund              Fund only)             and Global Fund)
------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                       Class A         Class A              Class A                   Class A
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a % of purchase price)                              5.00%           5.00%                5.00%                     5.00%
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on reinvested
dividends                                               none            none                 none                      none
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of
purchase or sale price, whichever is less(1)            none            none                 none                      none
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee(2)                                       none            none                 none                      none
------------------------------------------------------------------------------------------------------------------------------------
Exchange fee                                            none            none                 none                      none
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses                         Class A         Class A              Class A                   Class A
(as a % of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
Management fee                                          0.90%           1.00%                0.90%(3)                  0.90%(3)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee                    0.30%           0.30%                0.30%                     0.30%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                          1.45%           3.13%                1.88%                     1.23%
------------------------------------------------------------------------------------------------------------------------------------
Total fund operating expenses                           2.65%           4.43%                3.08%                     2.43%
------------------------------------------------------------------------------------------------------------------------------------
Expense reduction                                      [0.75%](4)      [2.05%](5)           [0.73]%(6)                [0.08%](6)
------------------------------------------------------------------------------------------------------------------------------------
Net fund operating expenses                             1.90%           2.38%                2.35%                     2.35%
------------------------------------------------------------------------------------------------------------------------------------

(1) Except for investments of $1 million or more.

(2) Does not include wire redemption fee (currently $4.00).

(3) Effective with the reorganization, the adviser has agreed to reduce its management fee to match the management fee rate of Global Fund, which is the same as or lower than your fund's management fee rate at all asset levels.

(4) The adviser has agreed to limit European Equity Fund's Class A operating expenses, to 1.90% of the fund's average daily net assets only until May 9, 2003 or the closing of the reorganization, if later. As of October 31, 2002 and before the expense limitation, European Equity Fund's Class A actual operating expenses were 2.65%.

(5) These numbers reflect International Fund's current limitation on expenses (excluding 12b-1 and transfer agent fees) of 0.90% until February 28, 2004.

(6) Effective with the reorganization, the adviser has agreed to limit International Fund's Class A operating expenses to 2.35% of the Fund's Class A average daily net assets at least until March 1, 2004.

------------------------------------------------------------------------------------------------------------------------
                                                                              International Fund    International Fund
                                                                                  (PRO FORMA            (PRO FORMA
                                                                                 for the year          for the year
                                                                                ended 10/31/02)      ended 10/31/02)
                                                                                   (Assuming            (Assuming
                                                 European                     reorganization with  reorganization with
                                                  Equity     International      European Equity    European Equity Fund
                                                   Fund           Fund            Fund only)         and Global Fund)
------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                 Class B        Class B             Class B              Class B
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a % of purchase price)               none           none                none                 none
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on reinvested
dividends                                          none           none                none                 none
------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a %
of purchase or sale price, whichever is less      5.00%          5.00%               5.00%                5.00%
------------------------------------------------------------------------------------------------------------------------
Redemption fee(2)                                  none           none                none                 none
------------------------------------------------------------------------------------------------------------------------
Exchange fee                                       none           none                none                 none
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses                   Class B        Class B             Class B              Class B
(as a % of average net assets)
------------------------------------------------------------------------------------------------------------------------
Management fee                                    0.90%          1.00%               0.90%(3)             0.90%(3)
------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee              1.00%          1.00%               1.00%                1.00%
------------------------------------------------------------------------------------------------------------------------
Other expenses                                    1.45%          3.13%               1.88%                1.23%
------------------------------------------------------------------------------------------------------------------------
Total fund operating expenses                     3.35%          5.13%               3.78%                3.13%
------------------------------------------------------------------------------------------------------------------------
Expense reduction                                [0.75%](4)     [2.05%](5)          [0.73%](6)           [0.08%](6)
------------------------------------------------------------------------------------------------------------------------
Net fund operating expenses                       2.60%          3.08%               3.05%                3.05%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses                 Class C        Class C             Class C              Class C
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a % of purchase price)              1.00%          1.00%               1.00%                1.00%
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on reinvested
dividends                                          None           None                none                 None
------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a %
of purchase or sale price, whichever is less      1.00%          1.00%               1.00%                1.00%
------------------------------------------------------------------------------------------------------------------------
Redemption fee(2)                                  None           None                none                 None
------------------------------------------------------------------------------------------------------------------------
Exchange fee                                       None           None                none                 None
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses                   Class C        Class C             Class C              Class C
(as a % of average net assets)
------------------------------------------------------------------------------------------------------------------------
Management fee                                    0.90%          1.00%               0.90%(3)             0.90%(3)
------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee              1.00%          1.00%               1.00%                1.00%
------------------------------------------------------------------------------------------------------------------------
Other expenses                                    1.45%          3.13%               1.88%                1.23%
------------------------------------------------------------------------------------------------------------------------
Total fund operating expenses                     3.35%          5.13%               3.78%                3.13%
------------------------------------------------------------------------------------------------------------------------
Expense reduction                                [0.75%](4)     [2.05%](5)          [0.73%](6)           [0.08%](6)
------------------------------------------------------------------------------------------------------------------------
Net fund operating expenses                       2.60%          3.08%               3.05%                3.05%
------------------------------------------------------------------------------------------------------------------------

(1) Except for investments of $1 million or more.

(2) Does not include wire redemption fee (currently $4.00).

(3) Effective with the reorganization, the adviser has agreed to reduce its management fee to match the management fee rate of Global Fund, which is the same as or lower than your fund's management fee rate at all asset levels.

(4) The adviser has agreed to limit European Equity Fund's Class B and C operating expenses to 2.60% and 2.60% of the fund's average daily net assets only until May 9, 2003 or the closing of the reorganization, if later. As of October 31, 2002, and before the expense limitation , European Equity's Class B and Class C actual operating expenses were 3.35% and 3.35% , respectively.

(5) These numbers reflect International Fund's current limitation on expenses (excluding 12b-1 and transfer agent fees) of 0.90% until February 28, 2004.

(6)  Effective  with  the  reorganization,  the  adviser  has  agreed  to  limit
International   Fund's  Class  B  and  Class  C  operating  expenses  to  3.05%, respectively, of the Fund's Class B and Class C average daily net assets at least until March 1, 2004.

Examples
------------------------------------------------------------------------------------------------------
                                                        International Fund      International Fund
                                                            (PRO FORMA)            (PRO FORMA)
                                                             (Assuming              (Assuming
                            European                    reorganization with    reorganization with
                             Equity     International     European Equity      European Equity Fund
         Class A              Fund(1)        Fund           Fund only)           and Global Fund)
------------------------------------------------------------------------------------------------------
Year 1                       $  755         $  761            $  738                  $  727
------------------------------------------------------------------------------------------------------
Year 3                       $1,282         $1,627            $1,349                  $1,213
------------------------------------------------------------------------------------------------------
Year 5                       $1,835         $2,503            $1,985                  $1,725
------------------------------------------------------------------------------------------------------
Year 10                      $3,334         $4,736            $3,683                  $3,123
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Class B -- assuming redemption
at end of period
------------------------------------------------------------------------------------------------------
Year 1                       $  838         $  845            $  820                  $  809
------------------------------------------------------------------------------------------------------
Year 3                       $1,330         $1,686            $1,399                  $1,259
------------------------------------------------------------------------------------------------------
Year 5                       $1,945         $2,624            $2,098                  $1,834
------------------------------------------------------------------------------------------------------
Year 10                      $3,482         $4,873            $3,828                  $3,272
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------
Year 1                       $  338         $  345            $  320                  $  309
------------------------------------------------------------------------------------------------------
Year 3                       $1,030         $1,386            $1,099                  $  959
------------------------------------------------------------------------------------------------------
Year 5                       $1,745         $2,424            $1,898                  $1,634
------------------------------------------------------------------------------------------------------
Year 10                      $3,482         $4,873            $3,828                  $3,272
------------------------------------------------------------------------------------------------------
Class C -- assuming redemption
at end of period
------------------------------------------------------------------------------------------------------
Year 1                       $  533         $  540            $  516                  $  505
------------------------------------------------------------------------------------------------------
Year 3                       $1,120         $1,472            $1,188                  $1,050
------------------------------------------------------------------------------------------------------
Year 5                       $1,828         $2,499            $1,979                  $1,717
------------------------------------------------------------------------------------------------------
Year 10                      $3,703         $5,057            $4,041                  $3,500
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Class C -- assuming no redemption
------------------------------------------------------------------------------------------------------
Year 1                       $  434         $  441            $  417                  $  406
------------------------------------------------------------------------------------------------------
Year 3                       $1,120         $1,472            $1,188                  $1,050
------------------------------------------------------------------------------------------------------
Year 5                       $1,828         $2,499            $1,979                  $1,717
------------------------------------------------------------------------------------------------------
Year 10                      $3,703         $5,057            $4,041                  $3,500
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

(1) Expenses exclude limitation which was not extended beyond February 28, 2003.

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

           ---------------------------------------------------------
               Fund Asset Breakpoints              Fee Rate
           ---------------------------------------------------------

                             European Equity Fund
           ---------------------------------------------------------
           First $500 million                       0.900%
           ---------------------------------------------------------
           Amount over $500 million                 0.700%
           ---------------------------------------------------------

           ---------------------------------------------------------

                         International Fund (current)
           ---------------------------------------------------------
           First $250 million                       1.000%
           ---------------------------------------------------------
           Next $250 million                        0.800%
           ---------------------------------------------------------
           Next $250 million                        0.750%
           ---------------------------------------------------------
           Amount over $750 million                 0.625%
           ---------------------------------------------------------

                        International Fund (pro forma)
           ---------------------------------------------------------
           First $100 million                       0.900%
           ---------------------------------------------------------
           Next $200 million                        0.800%
           ---------------------------------------------------------
           Next $200 million                        0.750%
           ---------------------------------------------------------
           Amount over $500 million                 0.625%
           ---------------------------------------------------------

Each fund's subadviser is Nicholas Applegate, an indirect wholly-owned subsidiary of Allianz AG, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group. Nicholas Applegate is responsible for providing investment advice to the funds, subject to the review of the Trustees and overall supervision of the adviser. Nicholas Applegate also provides the funds on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Nicholas Applegate receives its compensation directly from the adviser, not the funds. For European Equity Fund, the adviser pays Nicholas Applegate a subadvisory fee equal on an annual basis to: (i) 0.60% of the first $100,000,000 of the average daily net asset value of the Fund; and (ii) 0.50% of the average daily net asset value of the Fund in excess of $100,000,000. For International Fund, the annual rate is equal to (i) 0.50% of the first $500,000,000 of the average daily net asset value of the Fund; and (ii) 0.45% of the average daily net asset value of the Fund in excess of $500,000,000. However, Nicholas Applegate has agreed to reduce its subadvisory fees in connection with the reorganization so that they will be equal on an annual basis to (i) 0.45% of the first $200,000,000 of the average daily net asset value of the Fund; and (ii) 0.40% of the average daily net asset value of the Fund in excess of $200,000,000. This reduction will have no effect on the fund's advisory fees or other expenses.

International Fund's pro forma management fee rate of 0.90% is identical to your fund's management fee rate at current asset levels, and is the same as, or lower than, your fund's management fee at higher asset levels. Both funds have the same 12b-1 fees for Class A shares (0.30%) and Class B and Class C shares (1.00%). International Fund's pro forma other expenses of 1.88% are higher than European Equity Fund's other expenses of 1.45%. However, assuming reorganization with Global Fund as well as European Equity Fund, International Fund's pro forma other expenses of 1.23% are substantially lower than European Equity Fund's other expenses of 1.45%. This results in International Fund's pro forma total annual operating expenses for all share classes being lower than European Equity Fund's total annual operating expenses, in each case, before expense limitations. Although European Equity Fund's net annual operating expenses after its current expense limitation are lower than International Fund's pro forma net annual operating expenses after its expense limitation, the adviser has indicated that it will not extend European Equity Fund's expense limitation beyond May 9, 2003, or the closing of the reorganization, if later. In addition, the adviser is not required to extend International Fund's existing expense limitation beyond March 1, 2004.

COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

----------------------------------------------------------------------------------------------------------------------------
                                        European Equity Fund                                International Fund
----------------------------------------------------------------------------------------------------------------------------
Stock market risk       The value of securities in the fund may go down in response to overall stock market movements.
                        Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
----------------------------------------------------------------------------------------------------------------------------
Management risk         The fund's management strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the investment strategy, including country, industry or security (or in the case of International Fund, region) selection, does not perform as expected.
----------------------------------------------------------------------------------------------------------------------------
Foreign securities      Foreign investments are more risky than domestic investments. Investments in foreign securities may
risk                    be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse.
----------------------------------------------------------------------------------------------------------------------------
Regional                Because the fund focuses on a single region          Not applicable.
concentration risk      of the world, its performance may be more
                        volatile than that of a fund that invests
                        globally. European issues denominated in
                        euros are subject to the risk that the euro
                        may decline in value against the U.S.
                        dollar. Also, applying a single monetary
                        policy to countries with different economic
                        trends could hurt issuers in some
                        countries, and the failure of a monetary
                        union could disrupt European economies.
----------------------------------------------------------------------------------------------------------------------------
Emerging markets risk   To the extent the fund invests in emerging markets, the risks of investment in foreign securities are more significant. Also, in a down market emerging markets investments could become harder to value or sell at a fair price.
----------------------------------------------------------------------------------------------------------------------------
Derivatives risk        Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
----------------------------------------------------------------------------------------------------------------------------
Active trading          The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.
----------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under "Further Information on Each Reorganization." The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on May 9, 2003, but may occur on any later date before December 31, 2003. European Equity Fund will transfer all of its assets to International Fund and International Fund will assume all of European Equity Fund's liabilities. This will result in the addition of European Equity Fund's assets to International Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

o International Fund will issue to European Equity Fund Class A shares in an amount equal to the net assets attributable to European Equity Fund's Class A shares. As part of the liquidation of European Equity Fund, these shares will immediately be distributed to Class A shareholders of record of European Equity Fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of European Equity Fund will end up as Class A shareholders of International Fund.

o International Fund will issue to European Equity Fund Class B shares in an amount equal to the net assets attributable to European Equity Fund's Class B shares. As part of the liquidation of European Equity Fund, these shares will immediately be distributed to Class B shareholders of record of European Equity Fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of European Equity Fund will end up as Class B shareholders of International Fund.

o International Fund will issue to European Equity Fund Class C shares in an amount equal to the net assets attributable to European Equity Fund's Class C shares. As part of the liquidation of European Equity Fund, these shares will immediately be distributed to Class C shareholders of record of European Equity Fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of European Equity Fund will end up as Class C shareholders of International Fund.

o After the shares are issued, the existence of European Equity Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of European Equity Fund believes that the proposed reorganization will be advantageous to the shareholders of European Equity Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that, unlike your fund, International Fund is not geographically concentrated and therefore can invest in a broader range of countries and regions. International Fund is similar in size to your fund and invests in similar types of securities. Combining the funds' assets into a single investment portfolio will afford greater diversification. Moreover, the international focus may result in a more concentrated marketing effort with a goal of increased fund assets.

Second, that Nicholas Applegate has indicated that it intends to discontinue its European-only equity management strategy. Accordingly, if the reorganization is not approved, the board of trustees would need to evaluate other options, including the possible liquidation of European Equity Fund.

Third, that the adviser has agreed, until at least March 1, 2004, to limit the International Fund's total expenses to 2.35% of average daily net asset for Class A Shares and 3.05% of average daily net assets for Class B and Class C shares. These are lower than European Equity Fund's total annual operating expenses for its most recent fiscal year before reductions for its current expense limitation. For example, European Equity Fund's total Class A operating expenses as of October 31, 2002 were 2.65%. Although the expense limitations are higher than European Equity Fund's net annual operating expenses (i.e., after its current expense limitation) for its most recent fiscal year, the adviser has indicated that it will not extend European Equity Fund's current expense limitations beyond May 9, 2003, or the closing of the reorganization, if later.

Fourth, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce International Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of International Fund considered that the reorganization presents an excellent opportunity for International Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to International Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might achieve cost savings due to the fund's lower fixed costs, which may result in a reduction in the adviser's expense limitation over time, as well as any reduced costs resulting from a consolidated portfolio management effort. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the adviser has agreed until at least March 1, 2004 to limit International Fund's total operating expenses to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares. Therefore, after giving effect to the expense limitation , International Fund's pro forma annual operating expenses would be higher than your fund's current annual operating expenses after giving effect to your fund's current limitations. However, without these limitations, International Fund's pro forma annual operating expenses would be lower than your fund's current annual operating expenses. A full comparison of advisory fee rates and expense ratios is included above.

Comparative Performance. The trustees also considered details of the relative performance of your fund and International Fund.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of European Equity Fund and International Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under European Equity Fund's Rule 12b-1 Plans will be reimbursable expenses under International Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under International Fund's Rule 12b-1 Plans (0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of European Equity Fund and International Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent. Class I shares of International Fund are not included in the table because this class does not have a Rule 12b-1 Plan. European Equity Fund does not have Class I shares.

Rule 12b-1 Payments and Unreimbursed Expenses
---------------------------------------------------------------------------------------------
                                      Aggregate
                                    Dollar Amount
                                    of 12b-1 Fees        Unreimbursed        Unreimbursed
                                    Paid (for year        Rule 12b-1        Expenses as %
                                        ended            Expenditures       of Each Class'
                                     October 31,        (as of October       Average Net
          Name of Fund                  2002)             31, 2002)             Assets
---------------------------------------------------------------------------------------------
European Equity Fund                    $ 20,968 (A)      $   23,156 (A)           0.33% (A)
---------------------------------------------------------------------------------------------
                                        $ 73,556 (B)      $  654,991 (B)           8.90% (B)
---------------------------------------------------------------------------------------------
                                        $  3,073 (C)      $   59,038 (C)          19.21% (C)
---------------------------------------------------------------------------------------------
International Fund                      $ 21,175 (A)      $  182,123 (A)           2.58% (A)
---------------------------------------------------------------------------------------------
                                        $ 58,879 (B)      $1,526,298 (B)          25.92% (B)
---------------------------------------------------------------------------------------------
                                        $  9,672 (C)      $  133,752 (C)          13.83% (C)
---------------------------------------------------------------------------------------------
Pro Forma:
---------------------------------------------------------------------------------------------
International Fund                      $ 42,143 (A)      $  205,279 (A)           1.46% (A)
Assuming reorganization          ------------------------------------------------------------
with European Equity Fund only          $132,435 (B)      $2,181,289 (B)          16.47% (B)
                                 ------------------------------------------------------------
                                        $ 12,745 (C)      $  192,790 (C)          15.13% (C)
---------------------------------------------------------------------------------------------
Assuming reorganization                 $187,371 (A)      $  555,655 (A)           0.89% (A)
with European Equity Fund        ------------------------------------------------------------
and Global Fund                         $283,147 (B)      $4,341,335 (B)          15.33% (B)
                                 ------------------------------------------------------------
                                        $ 21,036 (C)      $  361,569 (C)          17.19% (C)
---------------------------------------------------------------------------------------------

If the reorganization had taken place on November 1, 2001, the pro forma combined unreimbursed expenses of International Fund's Class A, Class B and Class C shares would have been higher than if no reorganization had occurred. Nevertheless, International Fund's assumption of European Equity Fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under International Fund's Rule 12b-1 Plans. These payments will continue to be 0.30%, 1.00% and 1.00% of average daily net assets attributable to Class A, Class B and Class C shares, respectively.

John Hancock Funds, LLC may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if International Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

FURTHER INFORMATION ON EACH REORGANIZATION

Tax Status of Each Reorganization

The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless the funds receive a satisfactory opinion from Hale and Dorr LLP, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Code.

As a result, with respect to each reorganization, for federal income tax purposes:

o No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or
      (2) the distribution by the Acquired fund of the Acquiring Fund shares to the Acquired fund's shareholders;

o No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired fund's assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired fund and the assumption of the Acquired fund's liabilities by the Acquiring Fund;

o The basis of the assets of the Acquired fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired fund immediately before the transfer;

o The tax holding period of the assets of the Acquired fund in the hands of the Acquiring Fund will include the Acquired fund's tax holding period for those assets;

o You will not recognize gain or loss upon the exchange of your shares of the Acquired fund solely for the Acquiring Fund shares as part of the reorganization;

o The basis of the Acquiring Fund shares received by you in the reorganization will be the same as the basis of your shares of the Acquired fund surrendered in exchange; and

o The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired fund surrendered in the exchange, provided that the shares of the Acquired fund were held as capital assets on the date of the exchange.

In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of each Acquired fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of each Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund(s) or deliver to your fund(s) a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund(s) may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of International Fund shares. Shareholders may not redeem or transfer International Fund shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. International Fund will not issue share certificates in the reorganization.

Conditions to Closing each Reorganization. The obligation of each Acquired Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of the Acquiring Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from each respective Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of each respective Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Funds' declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of each respective Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of an Acquired Fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. John Hancock Advisers, LLC will pay the reorganization costs of each Acquired Fund and the Acquiring Fund in connection with entering into and carrying out the provisions of the Agreements, whether or not the reorganization occurs.

CAPITALIZATION

With respect to each Proposal, the following tables set forth the capitalization of each fund as of October 31, 2002, and the pro forma combined capitalization of both funds as if each reorganization had occurred on that date. If a reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between October 31, 2002 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by each corresponding Acquired Fund on the reorganization date. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the reorganization of your fund(s) had taken place on October 31, 2002:

------------------------------------------------------------------------------------------------
                                      Global       International         Pro           Pro
           Proposal 1                  Fund             Fund           Forma(1)      Forma(2)
------------------------------------------------------------------------------------------------
Net Assets (millions)                      $50.4             $12.1          $62.5         $73.9
------------------------------------------------------------------------------------------------
Net Asset Value Per Share
------------------------------------------------------------------------------------------------
  Class A                                  $6.60             $5.10          $5.10         $5.10
------------------------------------------------------------------------------------------------
  Class B                                  $5.90             $4.81          $4.81         $4.81
------------------------------------------------------------------------------------------------
  Class C                                  $5.90             $4.81          $4.81         $4.81
------------------------------------------------------------------------------------------------
Shares Outstanding
------------------------------------------------------------------------------------------------
  Class A                              5,919,275         1,092,159      8,757,304     9,859,523
------------------------------------------------------------------------------------------------
  Class B                              1,802,131           978,559      3,187,354     4,347,236
------------------------------------------------------------------------------------------------
  Class C                                115,405           162,819        304,341       355,931
------------------------------------------------------------------------------------------------

(1) Assuming the reorganization of European Equity Fund into International Fund does not occur. If the reorganization of your fund only had taken place on October 31, 2002, approximately 1.29, 1.23 and 1.23 International Fund Class A, B and C shares would have been issued for each share of Global Fund Class A, B and C shares, respectively.

(2) Assuming the reorganization of European Equity Fund into International Fund occurs. If both reorganizations had taken place on October 31, 2002, approx-imately __, __, and __ International Fund shares would have been issued for each share of Global Fund.

------------------------------------------------------------------------------------------------
                                    European
                                     Equity       International         Pro            Pro
          Proposal 2                  Fund             Fund           Forma(1)       Forma(2)
------------------------------------------------------------------------------------------------
Net Assets (millions)                     $11.4             $12.1          $23.5           $73.9
------------------------------------------------------------------------------------------------
Net Asset Value Per Share
------------------------------------------------------------------------------------------------
  Class A                                 $6.44             $5.10          $5.10           $5.10
------------------------------------------------------------------------------------------------
  Class B                                 $6.24             $4.81          $4.81           $4.81
------------------------------------------------------------------------------------------------
  Class C                                 $6.24             $4.81          $4.81           $4.81
------------------------------------------------------------------------------------------------
Shares Outstanding
------------------------------------------------------------------------------------------------
  Class A                               873,321         1,092,159      2,194,739       9,859,523
------------------------------------------------------------------------------------------------
  Class B                               893,734           978,559      2,138,373       4,347,236
------------------------------------------------------------------------------------------------
  Class C                                39,749           162,819        214,434         355,931
------------------------------------------------------------------------------------------------

(1) Assuming the reorganization of Global Fund into International Fund does not occur. If the reorganization of your fund only had taken place on October 31, 2002, approximately 1.26, 1.30 and 1.30 International Fund Class A, B and C shares would have been issued for each share of European Equity Fund Class A, B and C shares, respectively.

(2) Assuming the reorganization of Global Fund into International Fund occurs. If both reorganizations had taken place on October 31, 2002, approx-imately __, __, and __ International Fund shares would have been issued for each share of European Equity Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

-------------------------------------------------------------------------------------------------------------------------------
          Type of Information                                           Headings in Each Prospectus
-------------------------------------------------------------------------------------------------------------------------------
Investment objective and policies         Goal and Strategy / Main Risks
-------------------------------------------------------------------------------------------------------------------------------
Portfolio management                      Subadviser
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                  Your Expenses
-------------------------------------------------------------------------------------------------------------------------------
Custodian                                 Business Structure
-------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest             Your Account: Choosing a Share Class
-------------------------------------------------------------------------------------------------------------------------------
Purchase of shares                        Your Account: Choosing a Share Class, How Sales Charges are Calculated, Sales Charge
                                          Reductions and Waivers, Opening an Account, Buying Shares, Transaction Policies,
                                          Additional Investor Services
-------------------------------------------------------------------------------------------------------------------------------
Redemption of sales of shares             Your Account: Selling Shares, How Sales Charges are Calculated, Transaction Policies
-------------------------------------------------------------------------------------------------------------------------------
Dividends, distributions and taxes        Dividends and Account Policies
-------------------------------------------------------------------------------------------------------------------------------

BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of each Acquired Fund, including the trustees who are not "interested persons" of either fund in each respective reorganization or the adviser ("independent trustees"), approved the reorganization. In particular, the trustees determined that each reorganization is in the best interests of each Acquired Fund and that the interests of Acquired Fund shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of International Fund, including the independent trustees, approved each reorganization. They also determined that each reorganization is in the best interests of International Fund and that the interests of International Fund's shareholders would not be diluted as a result of either reorganization.

The trustees of each Acquired Fund recommend that shareholders of the Acquired Funds vote FOR each proposal to approve an Agreement and Plan of Reorganization.

VOTING RIGHTS AND REQUIRED VOTE

Each Acquired Fund share is entitled to one vote. Approval of each proposal described above requires the affirmative vote of a majority of the shares of each Acquired Fund outstanding and entitled to vote on each respective proposal. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

------------------------------------------------------------------------------------------------------------------------------------
            Shares                            Quorum                                            Voting
------------------------------------------------------------------------------------------------------------------------------------
In General                      All shares "present" in             Shares "present" in person will be voted in person at the
                                person or by proxy are              meeting. Shares present by proxy will be voted in accordance
                                counted toward a quorum.            with instructions.
------------------------------------------------------------------------------------------------------------------------------------
Proxy with no Voting            Considered "present" at             Voted "for" a proposal.
Instruction (other than         meeting.
Broker Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote                 Considered "present" at             Not voted. Same effect as a vote "against" a proposal.
                                meeting.
------------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                 Considered "present" at             Not voted. Same effect as a vote "against" a proposal.
                                meeting.
------------------------------------------------------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained with respect to a proposal, the Acquired Fund subject to the proposal will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, terminating a fund's expense limitation or closing the fund.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to each Acquired Fund at a cost of approximately $10,000 per fund.

Revoking Proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with the Acquired Funds' transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of February 14, 2003 (the "record date"), the number of shares of beneficial interest of each Acquired Fund outstanding were as follows:

           ---------------------------------------------------------
                      FUND                      SHARES OUTSTANDING
           ---------------------------------------------------------
           Global Fund
           ---------------------------------------------------------
             Class A                                  [___________]
           ---------------------------------------------------------
             Class B                                  [___________]
           ---------------------------------------------------------
             Class C                                  [___________]
           ---------------------------------------------------------
           European Equity Fund
           ---------------------------------------------------------
             Class A                                  [___________]
           ---------------------------------------------------------
             Class B                                  [___________]
           ---------------------------------------------------------
             Class C                                  [___________]
           ---------------------------------------------------------

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Each Acquired Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of an Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund(s) may also arrange to have votes recorded by telephone by officers and employees of your fund(s) or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

o     Read the proxy statement and have your proxy card(s) at hand.

o     Go to the Web site on the proxy card.

o     Enter the "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholders' Proposals

The funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective funds must submit the proposal in writing, so that it is received by the appropriate fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of February 14, 2003, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively:

--------------------------------------------------------------------------------
                                                           Global Fund
--------------------------------------------------------------------------------
        Names and Addresses of Owners of
             More Than 5% of Shares               Class A   Class B    Class C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      European Equity Fund
--------------------------------------------------------------------------------
        Names and Addresses of Owners of
             More Than 5% of Shares               Class A   Class B    Class C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                           International Fund
-----------------------------------------------------------------------------------------
        Names and Addresses of Owners of
             More Than 5% of Shares               Class A   Class B   Class C   Class I
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

As of February 14, 2003, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

EXPERTS

The financial highlights and financial statements of Global Fund, European Equity Fund and International Fund, each for the period ended October 31, 2002 are incorporated by reference into this proxy statement and prospectus. These financial statements and financial highlights have been independently audited by PricewaterhouseCoopers LLP, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

EXHIBIT A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this ___ day of _______, 2003, by and between John Hancock Investment Trust III, a Massachusetts business trust (the "Trust") on behalf of its series, John Hancock International Fund (the "Acquiring Fund") and ______________________, a Massachusetts business trust (the "Trust II"), on behalf of its series, ____________ (the "Acquired Fund"), each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A shares, Class B shares and Class C shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (2) the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

      1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A, Class B and Class C shares of beneficial interest of the Acquired Fund, as of the close of business on May 9, 2003 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

      1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

      1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

      1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares, Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. Acquired Fund shareholders who own Class C shares of the Acquired

            Fund will receive Class C Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

      1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

      1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

      1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

      2.1 The net asset values of the Class A, Class B and Class C Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A, Class B and Class C Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

      2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

      2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3. CLOSING AND CLOSING DATE

      3.1 The Closing Date shall be May 9, 2003 or such other date on or before December 31, 2003 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust and the Trust II, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

      3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

      3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 2003, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

      3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

      4.1 The Trust II on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

      (a) The Trust II is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust II nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust II;

      (c) The Trust II and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust II's Declaration of Trust, as amended and restated (the "Trust II's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquired Fund is a party or by which it is bound;

      (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

      (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

      (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of and the related statement of operations (copies of which have been furnished to the Acquiring Fund) and the unaudited statements as of , present fairly in all material respects the financial condition of the Acquired Fund as of and and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

      (g) Since , there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

      (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

      (i) The Acquired Fund has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

      (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

      (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

      (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

      (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

      (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

      (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

      (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

      (q) The Class A, Class B, and Class C prospectus of the Acquired Fund, dated February 14, 2003, (the "Acquired Fund Prospectus"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

      (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to Section 7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

      4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

      (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust;

      (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A, Class B, Class C and Class I shares of the Acquiring Fund, dated February 14, 2003, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

      (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

      (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

      (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of October 31, 2002 and the related statement of operations (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of October 31, 2002 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

      (h) Since October 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

      (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

      (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring

      Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

      (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

      (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

      (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

      (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1 Except as expressly contemplated herein to the contrary, the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

      5.2 The Trust II will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.4 The Trust II on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

      5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

      5.6 The Trust II on behalf of the Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

      5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

      5.8 The Trust II on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

      5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust II on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Trust II on behalf of the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust II on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquired Fund shall reasonably request; and

      6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate substantially in the form attached to this Agreement as Annex A concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations and warranties of the Trust II on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      7.2 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

      7.3 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

      7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation; and

      7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate substantially in the form attached to this Agreement as Annex B concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund are each subject to the further conditions that on or before the Closing Date:

      8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust II's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

      8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust II or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

      8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

      8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of
            (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

      8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Trust II nor the Trust may waive the conditions set forth in this Paragraph 8.6.

9. BROKERAGE FEES AND EXPENSES

      9.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

            (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

            (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

            (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

            (d) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

      11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Trust II, or the Acquired Fund, or the Trustees or officers of the Trust or the Trust II, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David Phelan, Esq.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

      14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by or on behalf of the Acquiring Fund or the Acquired Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.


JOHN HANCOCK INVESTMENT TRUST III on behalf of
JOHN HANCOCK INTERNATIONAL FUND


By:______________________________________________________


Maureen R. Ford
Chairman, President and Chief Executive Officer


[______________________] TRUST on behalf of
[________________________ FUND]


By:______________________________________________________


Susan S. Newton
Senior Vice President and Secretary

Sign up for electronic delivery at www.jhancock.com/funds/edelivery

                           JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 2.14.03         International funds

                           International Fund

                           Pacific Basin Equities Fund

    [LOGO](R)              As with all mutual funds, the Securities and Exchange
------------------         Commission has not approved or disapproved these
JOHN HANCOCK FUNDS         funds or determined whether the information in this
                           prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

A fund-by-fund summary            International Fund                           4
of goals, strategies, risks,
performance and expenses.         Pacific Basin Equities Fund                  6


Policies and instructions for     Your account
opening, maintaining and
closing an account in any         Choosing a share class                       8
international fund.               How sales charges are calculated             8
                                  Sales charge reductions and waivers          9
                                  Opening an account                          10
                                  Buying shares                               11
                                  Selling shares                              12
                                  Transaction policies                        14
                                  Dividends and account policies              14
                                  Additional investor services                15


Further information on the        Fund details
international funds.
                                  Business structure                          16
                                  Financial highlights                        17


                                  For more information                back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

JOHN HANCOCK INTERNATIONAL FUNDS

These funds invest primarily in foreign stocks and seek long-term growth of capital. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     are seeking to diversify a portfolio of domestic investments

o are seeking access to markets that can be less accessible to individual investors

o     are seeking funds for the growth portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

International funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment whose value may vary substantially

o     want to limit your exposure to foreign securities

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock international funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of _________________ managed approximately $___ billion in assets.

International Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of foreign companies. The fund may invest up to 30% of assets in emerging markets as classified by Morgan Stanley Capital International (MSCI). The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual foreign companies. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing.

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

To manage risk, the fund does not invest more than 5% of assets in any one security.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '99, 25.37%
Worst quarter: Q1 '01, -19.47%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
MSCI All Country World Ex-U.S. Free Index, an unmanaged index of freely traded stocks of foreign companies.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
           1994    1995    1996    1997    1998    1999    2000    2001    2002

          -6.61%   5.34%  11.37%  -7.73%  17.67%  31.19% -27.68% -29.76%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-02
--------------------------------------------------------------------------------
                                       1 year  5 year  Life of  Life of  Life of
                                                       Class A  Class B  Class C
Class A before tax (began 1-3-94)     -33.30%  -7.21%   -3.49%       --       --
Class A after tax on distributions    -33.30%  -7.39%   -3.66%       --       --
Class A after tax on distributions,
with sale                             -20.28%  -5.50%   -2.68%       --       --
Class B before tax (began 1-3-94)     -33.62%  -7.23%       --   -3.52%       --
Class C before tax (began 6-1-98)     -31.62%      --       --       --  -10.75%
--------------------------------------------------------------------------------
MSCI All Country World Ex-U.S.
Free Index                            -20.98%  -0.85%    1.56%    1.56%   -3.91%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                Class A    Class B    Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%      5.00%      2.00%
Maximum front-end sales charge (load) on
purchases as a % of purchase price                   5.00%       none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                                  none(2)      5.00%      1.00%

--------------------------------------------------------------------------------
Annual operating expenses                          Class A    Class B    Class C
--------------------------------------------------------------------------------
Management fee                                       1.00%      1.00%      1.00%
Distribution and service (12b-1) fees                0.30%      1.00%      1.00%
Other expenses                                       3.13%      3.13%      3.13%
Total fund operating expenses                        4.43%      5.13%      5.13%
Expense reimbursement (at least until 2-28-04)       2.05%      2.05%      2.05%
Annual operating expenses                            2.38%      3.08%      3.08%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $729    $1,598    $2,476    $4,717
Class B with redemption                       $811    $1,655    $2,597    $4,854
Class B without redemption                    $311    $1,355    $2,397    $4,854
Class C with redemption                       $507    $1,442    $2,473    $5,039
Class C without redemption                    $408    $1,442    $2,473    $5,039

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

SUBADVISER

Nicholas-Applegate Capital Management

U.S.-based team responsible for day-to-day investment management since December 2000

Founded in 1984

Supervised by the adviser

FUND CODES

Class A         Ticker           FINAX
                CUSIP            409906500
                Newspaper        IntlA
                SEC number       811-4630
                JH fund number   40

Class B         Ticker           FINBX
                CUSIP            409906609
                Newspaper        IntlB
                SEC number       811-4630
                JH fund number   140

Class C         Ticker           JINCX
                CUSIP            409906831
                Newspaper        --
                SEC number       811-4630
                JH fund number   540

Pacific Basin Equities Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities (including common and preferred stocks and their equivalents) of Pacific Basin companies. These companies derive more than half of their revenues from Pacific Basin operations, are organized under the laws of Pacific Basin countries, or are traded principally on Pacific Basin exchanges. Although the Pacific Basin includes all countries bordering the Pacific Ocean, the managers focus on Japan, Hong Kong, Australia, Singapore, South Korea, China and Taiwan. Some Pacific Basin countries may be considered emerging markets.

The fund may also invest in stocks of Asian companies outside the Pacific Basin. The fund does not maintain a fixed allocation of assets, either with respect to securities or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual companies located in the Pacific Basin. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '99, 38.03%
Worst quarter: Q4 '97, -25.64%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
MSCI All Country Pacific Free Index, an unmanaged index of stocks of companies in Australia, Japan and certain other Pacific Basin Countries.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
   1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

  70.45%  -9.28%   4.95%   3.37% -27.87% -10.72%  99.47% -30.55% -23.60%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-02
--------------------------------------------------------------------------------
                                       1 year  5 year  10 year  Life of  Life of
                                                                Class B  Class C

Class A before tax                    -27.44%  -8.33%    1.03%       --       --
Class A after tax on distributions    -27.44%  -8.51%    0.68%       --       --
Class A after tax on distributions,
with sale                             -16.71%  -6.47%    0.73%       --       --
Class B before tax (began 3-7-94)     -27.97%  -8.40%       --   -4.99%       --
Class C before tax (began 3-1-99)     -25.71%      --       --       --    1.84%
--------------------------------------------------------------------------------
MSCI All Country Pacific Free Index   -21.84%  -8.98%   -3.37%   -7.03%*  -4.56%

* As of March 1, 1994.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. Because the fund focuses on a single region of the world, its performance may be more volatile than that of a fund that invests globally.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets, which include much of the Pacific Basin.

The fund's management strategy has a significant influence on fund performance. Pacific Basin stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Stocks of small- and medium-capitalization companies tend to be more volatile than those of larger companies.

o     Certain derivatives could produce disproportionate losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                Class A    Class B    Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%      5.00%      2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price                5.00%       none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                                  none(2)      5.00%      1.00%

--------------------------------------------------------------------------------
Annual operating expenses                          Class A    Class B    Class C
--------------------------------------------------------------------------------
Management fee                                       0.80%      0.80%      0.80%
Distribution and service (12b-1) fees                0.30%      1.00%      1.00%
Other expenses                                       1.47%      1.47%      1.47%
Total fund operating expenses                        2.57%      3.27%      3.27%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $747    $1,260    $1,797    $3,260
Class B with redemption                       $830    $1,307    $1,907    $3,408
Class B without redemption                    $330    $1,007    $1,707    $3,408
Class C with redemption                       $526    $1,097    $1,790    $3,632
Class C without redemption                    $427    $1,097    $1,790    $3,632

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

SUBADVISER

Nicholas-Applegate Capital Management

U.S.-based team responsible for day-to-day investment management since December 2000

Founded in 1984

Supervised by the adviser

FUND CODES

Class A         Ticker           JHWPX
                CUSIP            410233209
                Newspaper        PacBasA
                SEC number       811-4932
                JH fund number   58

Class B         Ticker           FPBBX
                CUSIP            410233506
                Newspaper        PacBasB
                SEC number       811-4932
                JH fund number   158

Class C         Ticker           JPBCX
                CUSIP            410233605
                Newspaper        --
                SEC number       811-4932
                JH fund number   558

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on the following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                               As a % of        As a % of your
Your investment                offering price   investment
Up to $49,999                  5.00%            5.26%
$50,000 - $99,999              4.50%            4.71%
$100,000 - $249,999            3.50%            3.63%
$250,000 - $499,999            2.50%            2.56%
$500,000 - $999,999            2.00%            2.04%
$1,000,000 and over            See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                               As a % of        As a % of your
Your investment                offering price   investment
Up to $1,000,000               1.00%            1.01%
$1,000,000 and over            none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                             CDSC on shares
Your investment                              being sold
First $1M - $4,999,999                       1.00%
Next $1 - $5M above that                     0.50%
Next $1 or more above that                   0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


8 YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                        CDSC on shares
Years after purchase                    being sold
1st year                                5.00%
2nd year                                4.00%
3rd year or 4th year                    3.00%
5th year                                2.00%
6th year                                1.00%
After 6th year                          none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                    CDSC on shares
                                        being sold
1st year                                1.00%
After 1st year                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 9

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions, including certain retirement plans.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


10 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an
              financial representative, or      account statement. If no slip
              mail them to Signature            is available, include a note
              Services (address below).         specifying the fund name,
                                                your share class, your
                                                account number and the
                                                name(s) in which the account
                                                is registered.

                                              o Deliver the check and your
                                                investment slip or note to
                                                your financial
                                                representative, or mail them
                                                to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between
              Services to request an            funds.
              exchange.
                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire
              application to your financial     the amount of your investment
              representative, or mail it to     to:
              Signature Services.                First Signature Bank & Trust
                                                 Account # 900000260
            o Obtain your account number by      Routing # 211475000
              calling your financial
              representative or Signature     Specify the fund name, your
              Services.                       share class, your account
                                              number and the name(s) in which
            o Instruct your bank to wire      the account is registered. Your
              the amount of your investment   bank may charge a fee to wire
              to:                             funds.
               First Signature Bank & Trust
               Account # 900000260
               Routing # 211475000

            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may
            charge a fee to wire funds.

By Internet

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
----------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction
                                                or complete a stock power
            o Sales of any amount.              indicating the fund name,
                                                your share class, your
                                                account number, the name(s)
                                                in which the account is
                                                registered and the dollar
                                                value or number of shares you
                                                wish to sell.

                                              o Include all signatures and
                                                any additional documents that
                                                may be required (see next
                                                page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from
            o Sales of up to $100,000.          your funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell      o To verify that the Internet
              any amount.                       or telephone redemption
                                                privilege is in place on an
            o Requests by Internet or phone     account, or to request the
              to sell up to $100,000.           form to add it to an existing
                                                account, call Signature
                                                Services.

                                              o Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus
                                                for the fund into which you
            o Sales of any amount.              are exchanging by Internet or
                                                by calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between
                                                your funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


12 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint,            o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   o On the letter, the signatures of
                                          all persons authorized to sign for
                                          the account, exactly as the account
                                          is registered.

                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate, sole               o Letter of instruction.
proprietorship, general partner or
association accounts.                   o Corporate business/organization
                                          resolution, certified within the
                                          past 12 months, or a John Hancock
                                          Funds business/organization
                                          certification form.

                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.

                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.

                                        o On the letter, the signature(s) of
                                          the trustee(s).

                                        o Copy of the trust document
                                          certified within the past 12
                                          months, or a John Hancock Funds
                                          trust certification form.

                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders with         o Letter of instruction signed by
rights of survivorship whose              surviving tenant.
co-tenants are deceased.
                                        o Copy of death certificate.

                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor,
                                          certified within the past 12
                                          months.

                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
----------------------------------------------


                                                                 YOUR ACCOUNT 13

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The Funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Account Information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the NAV minus any applicable sales charges and take other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. The funds declare and pay any income dividends. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount


14 YOUR ACCOUNT
of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's income and short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December. Dividends may include a return of capital.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 15

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock international funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the International Fund have the power to change the fund's investment goal without shareholder approval.

The trustees of Pacific Basin Equities Fund have the power to change the focus of the fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Management fees The management fees paid to the investment adviser by the John Hancock international funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                               % of net assets
--------------------------------------------------------------------------------
International                      0.00%
Pacific Basin Equities             0.80%

                                  ------------
                                  Shareholders
                                  ------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

                -------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
                -------------------------------------------------

                -------------------------------------------------
                                   Subadviser

                               Nicholas-Applegate
                               Capital Management
                                600 West Broadway
                           San Diego, California 92101

                          Provides portfolio management
                                  to the funds.
                -------------------------------------------------

                -------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
                -------------------------------------------------

                -------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                      Holds the funds' assets, settles all
                       portfolio trades and collects most
                       of the valuation data required for
                          calculating each fund's NAV.
                -------------------------------------------------

                                                                         Asset
                                                                      management

                -------------------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                -------------------------------------------------


16 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

International Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                      10-31-98      10-31-99    10-31-00    10-31-01    10-31-02
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $8.41         $8.81      $10.95       $9.45       $6.18
Net investment income (loss)(1)                                         --(2)      (0.02)      (0.04)      (0.05)      (0.04)
Net realized and unrealized gain (loss) on investments                0.47          2.16       (1.01)      (3.22)      (1.04)
Total from investment operations                                      0.47          2.14       (1.05)      (3.27)      (1.08)
Less distributions
From net realized gain                                               (0.07)           --       (0.45)         --          --
Net asset value, end of period                                       $8.81        $10.95       $9.45       $6.18       $5.10
Total return(3,4) (%)                                                 5.61         24.29      (10.15)     (34.60)     (17.48)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $6            $7         $15          $8          $6
Ratio of expenses to average net assets (%)                           1.79          1.96        1.88        2.23        2.38
Ratio of adjusted expenses to average net assets(5) (%)               3.65          3.81        3.44        3.83        4.43
Ratio of net investment income (loss) to average net assets (%)       0.04         (0.20)      (0.43)      (0.65)      (0.68)
Portfolio turnover (%)                                                 129           113         163         278         228

CLASS B SHARES PERIOD ENDED:                                      10-31-98      10-31-99    10-31-00    10-31-01    10-31-02
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $8.22         $8.55      $10.55       $9.04       $5.86
Net investment income (loss)(1)                                      (0.06)        (0.09)      (0.12)      (0.10)      (0.08)
Net realized and unrealized gain (loss) on investments                0.46          2.09       (0.94)      (3.08)      (0.97)
Total from investment operations                                      0.40          2.00       (1.06)      (3.18)      (1.05)
Less distributions
From net realized gain                                               (0.07)           --       (0.45)         --          --
Net asset value, end of period                                       $8.55        $10.55       $9.04       $5.86       $4.81
Total return(3,4) (%)                                                 4.88         23.39      (10.65)     (35.18)     (17.92)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $10            $9         $12          $6          $5
Ratio of expenses to average net assets (%)                           2.49          2.63        2.57        2.93        3.08
Ratio of adjusted expenses to average net assets(5) (%)               4.35          4.48        4.13        4.53        5.13
Ratio of net investment loss to average net assets (%)               (0.66)        (0.91)      (1.13)      (1.34)      (1.38)
Portfolio turnover (%)                                                 129           113         163         278         228


                                                                 FUND DETAILS 17

International Fund continued

CLASS C SHARES PERIOD ENDED:                              10-31-98(6)    10-31-99    10-31-00    10-31-01    10-31-02
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $9.36          $8.55      $10.57       $9.05       $5.87
Net investment loss(1)                                       (0.03)         (0.10)      (0.11)      (0.10)      (0.08)
Net realized and unrealized gain (loss) on investments,
futures and foreign currency transactions                    (0.78)          2.12       (0.96)      (3.08)      (0.98)
Total from investment operations                             (0.81)          2.02       (1.07)      (3.18)      (1.06)
Less distributions
From net realized gain                                          --             --       (0.45)         --          --
Net asset value, end of period                               $8.55         $10.57       $9.05       $5.87       $4.81
Total return(3,4) (%)                                        (8.65)(7)      23.63      (10.72)     (35.14)     (18.06)
----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         --(8)          --(8)       $1          $1          $1
Ratio of expenses to average net assets (%)                   2.29(9)        2.66        2.57        2.93        3.08
Ratio of adjusted expenses to average net assets(5) (%)       4.15(9)        4.51        4.13        4.53        5.13
Ratio of net investment loss to average net assets (%)       (1.27)(9)      (1.04)      (1.07)      (1.35)      (1.38)
Portfolio turnover (%)                                         129            113         163         278         228

(1)   Based on the average of the shares outstanding at the end of each month.
(2)   Less than $0.01 per share.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Does not take into consideration expense reductions during the periods shown.
(6)   Class C shares began operations on 6-1-98.
(7)   Not annualized.
(8)   Less than $500,000.
(9)   Annualized.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the years ended October 31, 1998, 1999, 2000, 2001 and 2002 for Class A would have been 3.75%, 22.44%, (11.71%),
(36.20%) and ______, for Class B 3.02%, 21.54%, (12.21%), (36.78%) and
__________, and for Class C the returns for the period or year ended October 31, 1998, 1999, 2000, 2001 and 2002 would have been (9.43%), 21.78%, (12.28%),
(36.74%) and __________, respectively.


18 FUND DETAILS

Pacific Basin Equities Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                      10-31-98       10-31-99      10-31-00    10-31-01      10-31-02
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.63          $8.76        $14.46      $14.02         $9.62
Net investment income (loss)(1)                                       0.02          (0.09)        (0.14)      (0.08)        (0.10)
Net realized and unrealized gain (loss) on investments               (2.89)          5.79          0.08       (4.32)        (0.29)
Total from investment operations                                     (2.87)          5.70         (0.06)      (4.40)        (0.39)
Less distributions
From net investment income                                              --             --         (0.37)         --            --
In excess of net investment income                                      --             --         (0.01)         --            --
                                                                        --             --         (0.38)         --            --
Net asset value, end of period                                       $8.76         $14.46        $14.02       $9.62         $9.23
Total return(2) (%)                                                 (24.68)         65.07         (0.57)     (31.38)        (4.05)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $15            $33           $23         $12           $11
Ratio of expenses to average net assets (%)                           2.46           2.37          2.06        2.67          2.57
Ratio of net investment income (loss) to average net assets (%)       0.22          (0.77)        (0.81)      (0.64)        (0.99)
Portfolio turnover (%)                                                 230            174           258         448           293

CLASS B SHARES PERIOD ENDED:                                      10-31-98       10-31-99      10-31-00    10-31-01      10-31-02
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.32          $8.47        $13.89      $13.43         $9.15
Net investment loss(1)                                               (0.04)         (0.17)        (0.25)      (0.15)        (0.17)
Net realized and unrealized gain (loss) on investments               (2.81)          5.59          0.09       (4.13)        (0.26)
Total from investment operations                                     (2.85)          5.42         (0.16)      (4.28)        (0.43)
Less distributions
From net investment income                                              --             --         (0.29)         --            --
In excess of net investment income                                      --             --         (0.01)         --            --
                                                                        --             --         (0.30)         --            --
Net asset value, end of period                                       $8.47         $13.89        $13.43       $9.15         $8.72
Total return(2) (%)                                                 (25.18)         63.99         (1.30)     (31.87)        (4.70)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $13            $37           $29         $14           $10
Ratio of expenses to average net assets (%)                           3.16           3.07          2.77        3.37          3.27
Ratio of net investment loss to average net assets (%)               (0.48)         (1.47)        (1.51)      (1.36)         1.69
Portfolio turnover (%)                                                 230            174           258         448           293

CLASS C SHARES PERIOD ENDED:                                                     10-31-99(3)   10-31-00    10-31-01      10-31-02
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $9.09        $13.89      $13.43         $9.15
Net investment loss(1)                                                              (0.13)        (0.24)      (0.17)        (0.17)
Net realized and unrealized gain (loss) on investments                               4.93          0.08       (4.11)        (0.26)
Total from investment operations                                                     4.80         (0.16)      (4.28)        (0.43)
Less distributions
From net investment income                                                             --         (0.29)         --            --
In excess of net investment income                                                     --         (0.01)         --            --
                                                                                       --         (0.30)         --            --
Net asset value, end of period                                                     $13.89        $13.43       $9.15         $8.72
Total return(2) (%)                                                                 52.81(4)      (1.30)     (31.87)        (4.70)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                $1            $1          --(6)         $1
Ratio of expenses to average net assets (%)                                          3.14(5)       2.77        3.37          3.27
Ratio of net investment loss to average net assets (%)                              (1.76)(5)     (1.48)      (1.48)         1.69
Portfolio turnover (%)                                                                174           258         448           293

(1)   Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on 3-1-99.
(4)   Not annualized.
(5)   Annualized.
(6)   Less than $500,000.


                                                                 FUND DETAILS 19

For more information

Two documents are available that offer further information on John Hancock international funds:

Annual/Semiannual Report to Shareholders Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI) The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in
Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2003 JOHN HANCOCK FUNDS, LLC                                      INTPN  2/03

[LOGO](R)                                                          -------------
                                                                     PRSRT STD
John Hancock Funds, LLC                                            U.S. POSTAGE
MEMBER NASD                                                           P A I D
101 Huntington Avenue                                               BOSTON, MA
Boston, MA 02199-7603                                              PERMIT NO. 11
                                                                   -------------
www.jhfunds.com

John Hancock
International
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees & officers
page 30

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primarily
in stocks of foreign
companies.

Over the last twelve months

* Global economic growth remained sluggish and concerns over Middle East violence and terrorism dampened investor enthusiasm for stocks.

* The Fund's holdings in Japan hampered relative performance.

* International stocks staged a solid rebound late in the period.

[Bar chart with heading "John Hancock International Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -17.48% total return for Class A. The second bar represents the -17.92% total return for Class B. The third bar represents the -18.06% total return for Class
C. The fourth bar represents the -17.15%* total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception March 1, 2002 through October 31, 2002."]

Top 10 holdings

 1.9%   Royal Bank of Scotland Group
 1.9%   Nokia
 1.8%   Unilever
 1.6%   Axa
 1.5%   Autostrade
 1.5%   SAP
 1.5%   HSBC Holdings
 1.4%   Nestle
 1.4%   TotalFinaElf
 1.4%   Barclays

As a percentage of net assets on October 31, 2002.



BY LORETTA MORRIS FOR THE NICHOLAS-APPLEGATE
CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
International Fund

MANAGERS'
REPORT

Following two consecutive years of decline in the global stock market, investors could not be faulted for hoping that better days lay ahead. Alas, these hopes were dashed as equity markets around the world continued to retreat during the 12-month period ended October 31, 2002.

The reporting period began with a powerful rally as investors rebuilt their shattered confidence and sentiment improved following the September 11, 2001 terrorist attacks on U.S. soil. In the wake of the attacks, coordinated action by the world's central bankers led to unprecedented stimulus in the form of interest-rate reductions and injections of liquidity into the markets. The stimulus began to have its desired effect late in 2001 as encouraging economic reports indicated that a recovery was indeed underway.

Increasing evidence of a pickup in economic growth, as well as the support of low interest rates, buoyed international markets during the first quarter of 2002. While developed markets in Europe and Japan posted modest gains, emerging markets did significantly better.

As the year unfolded, however, evidence of a slowing global economy, accounting scandals in the United States, an escalation of violence in the Middle East and the prospect of U.S. military action in Iraq dampened investor sentiment. One notable exception was in Japan, where stocks surged on a combination of technical reforms and hints that its beleaguered economy might be bottoming.

"...equity markets
 around the world
 continued to retreat..."

Late in the period, the major international developed stock markets, with the exception of Japan, staged a solid rebound. On a macroeconomic level, worries of a possible double-dip recession in global growth were offset by a number of positive data. A bull market indicator emerged when oil prices fell even as other commodity prices increased. Prices for dynamic random access memory chips continued to rise and the Baltic freight rate index, which measures the cost of shipping cargo worldwide, is up 55% year-over-year.

FUND PERFORMANCE EXPLAINED

For the 12 months ended October 31, 2002, John Hancock International Fund's Class A, Class B and Class C shares posted total returns of -17.48%, -17.92% and -18.06%, respectively, at net asset value. During the same period, the average international fund returned -12.72%, according to Lipper, Inc.,1 while the benchmark MSCI All Country World Free Ex-U.S. Index fell -10.88%. Class I shares, which were launched on March 1, 2002, returned -17.15% from inception through October 31, 2002. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"...financial services stocks
 were the largest detractor
 to performance."

In the latter part of 2002, companies that met or exceeded their earnings expectations began to be rewarded by investors. The renewed focus on fundamentals was conducive to our investment philosophy and approach, which is centered on positive, sustainable change and timeliness of investment. Our bottom-up approach to selecting individual stocks helped us identify areas of strength in consumer non-durables -- the only sector in both the portfolio and the benchmark to post positive returns -- as well as consumer durables and energy.

On a relative basis, holdings in the insurance services, technology and utilities sectors benefited the portfolio, while financial services stocks were the largest detractors to performance. Electric utilities in the portfolio gained even as those in the benchmark posted a double-digit decline. Meanwhile, holdings in finance companies registered steep losses.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks--foreign 14%, the second is Utilities 8%, the third Telecommunications 7%, the fourth Oil & gas 7%, and the fifth Medical 6%.]

By country basis, stock selection in Germany, Canada and Italy proved favorable, while holdings in Japan hampered relative performance. Among the few bright spots were Indonesia and Russia, where portfolio holdings surged more than 30%.

PORTFOLIO SHIFTS

During the reporting period, we added to holdings in the consumer non-durables sector, where consumer spending on staple products remained solid, and reduced exposure to the health-care and insurance services groups. By country, we trimmed holdings in France and the United Kingdom on signs of economic weakness, while increasing exposure to Japan, where modest reform efforts are being made.

[Bar chart at middle of page with heading "Top five countries As a percentage of net assets on 10-31-02." The chart is divided into five sections: United Kingdom 19%, Japan 15%, Italy 7%, France 6% and Germany 5%.]

The list of best-performing stocks included Nissan Motor and Sony Corp. of Japan, Banque National de Paris of France and Bank of Ireland. Decliners included Corus Group, British Airways and Rohm Co.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Nissan Motor followed by an up arrow with the phrase "New models prove popular." The second listing is Corus Group followed by a down arrow with the phrase "Sliding steel prices and reduced output." The third listing is Samsung Electronics followed by an up arrow with the phrase "Strong growth in three business units."]

OUTLOOK

Looking ahead, the international equity markets are sending mixed signals. Economic data have been disappointing in the United States, Eurozone and Japan, and the Iraq situation continues to hang over the markets.

We are especially cautious about our outlook for Germany and Japan. In Germany, which amounts to 35% of the total European Union economy, German business confidence fell to a nine-month low in October, manufacturing orders declined, and leading German research institutes cut their growth forecasts for 2003 by more than half. The persistent concerns of excessive debt could continue to constrain the telecommunications industry, although we began to see signs of positive change late in the period. In Japan, resistance to reform is blocking the government from making meaningful progress.

"...the international
 equity markets are
 sending mixed signals."

For investors to regain confidence and rekindle enthusiasm for equities, a return to profitability and increased visibility regarding corporate earnings in the fourth quarter and into 2003 is paramount. Also, we believe that the European Central Bank (ECB) must lower interest rates to stimulate growth. Currently, the ECB has remained committed to its mission of combating inflation, but inflationary pressures are easing even as the Eurozone economy weakens.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Ex-U.S.
Index, an unman-
aged index of freely
traded stocks of
foreign companies.

It is not possible to
invest in an index.

                    Class A     Class B     Class C     Class I 1     Index
Inception date       1-3-94      1-3-94      6-1-98      3-1-02         --

Average annual returns with maximum sales charge (POP)
One year             -21.66%     -22.02%     -19.70%         --     -10.88%
Five years            -9.57%      -9.61%         --          --      -2.95%
Since inception       -5.54%      -5.64%     -13.36%     -17.15% 2       --

Cumulative total returns with maximum sales charge (POP)
One year             -21.66%     -22.02%     -19.70%         --     -10.88%
Five years           -39.52%     -39.65%         --          --     -13.92%
Since inception      -39.53%     -40.11%     -46.93%     -17.15%        --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Free Ex-U.S. Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $10,997 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund, before sales charge, and is equal to $6,367 as of October 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $6,047 as of October 31, 2002.

                                    Class B 1    Class C 1    Class I 2
Period beginning                     1-3-94       6-1-98       3-1-02
Without sales charge                 $5,989       $5,358       $8,285
With maximum sales charge                --       $5,305           --
Index                               $10,997       $7,667       $8,727

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C shares and Class I shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into three main categories: common stocks, warrants and short-term investments. Common stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 92.53%                                                                                      $11,162,958
(Cost $11,728,128)

Australia 2.33%                                                                                              $280,807
  7,600   Commonwealth Bank of Australia (Banks -- Foreign)                                                   128,227
 22,333   Woolworths Ltd. (Retail)                                                                            152,580

Belgium 1.23%                                                                                                 148,319
  6,300   Dexia SA (Banks -- Foreign)                                                                          60,455
  3,900   Interbrew SA (Beverages)                                                                             87,864

Bermuda 0.29%                                                                                                  34,970
  1,000   Nabors Industries Ltd.* (Oil & Gas)                                                                  34,970

Brazil 1.17%                                                                                                  141,679
  4,100   Aracruz Celulose SA American Depositary
          Receipts (ADR) (Paper & Paper Products)                                                              65,559
 11,000   Tele Norte Leste Participacoes SA (ADR) (Telecommunications)                                         76,120

Canada 4.85%                                                                                                  584,715
  7,900   Barrick Gold Corp. (Metal)                                                                          119,053
  2,100   Canadian National Railway Co. (Transport)                                                            89,607
  2,700   Loblaw Cos., Ltd. (Retail)                                                                           97,531
  1,500   Petro-Canada (Oil & Gas)                                                                             41,460
  3,600   Shoppers Drug Mart Corp.* (Retail)                                                                   57,237
  3,800   Suncor Energy, Inc. (Oil & Gas)                                                                      54,979
  3,400   Talisman Energy, Inc. (Oil & Gas)                                                                   124,848

Denmark 0.52%                                                                                                  62,601
  2,900   TDC AS (Telecommunications)                                                                          62,601

Finland 1.86%                                                                                                 224,370
 13,500   Nokia Oyj (ADR) (Telecommunications)                                                                224,370

France 5.78%                                                                                                  697,717
 13,200   Axa SA (Insurance)                                                                                  196,993
  1,200   L'Oreal SA (Cosmetics & Personal Care)                                                               89,364
  1,800   Sanofi-Synthelabo SA (Medical)                                                                      110,071
  1,189   TotalFinaElf SA (Oil & Gas)                                                                         163,785
  5,800   Vivendi Environnement SA (Utilities)                                                                137,504

Germany 4.92%                                                                                                 593,683
  2,600   Bayerische Motoren Werke AG (Automobile / Trucks)                                                    92,692
  2,900   Degussa AG (Chemicals)                                                                               86,156
  5,900   Deutsche Telekom AG (Telecommunications)                                                             67,717
  3,600   E.ON AG (Utilities)                                                                                 162,923
  2,400   SAP AG (Computers)                                                                                  184,195

Greece 1.01%                                                                                                  121,593
  4,800   Coca-Cola Hellenic Bottling Co. SA (Beverages)                                                       67,594
  4,800   Hellenic Telecommunications Organization SA
          (Telecommunications)                                                                                 53,999

Hong Kong 2.98%                                                                                               358,906
 31,000   China Mobile Ltd.* (Telecommunications)                                                              76,115
 37,500   CLP Holdings Ltd. (Utilities)                                                                       151,935
 21,000   Sun Hung Kai Properties, Ltd. (Real Estate Operations)                                              130,856

India 0.50%                                                                                                    59,885
 18,059   Hindustan Lever Ltd.* (Soap & Cleaning Preparations)                                                 59,885

Indonesia 0.14%                                                                                                17,324
 52,000   PT Telekomunikasi Indonesia (Telecommunications)                                                     17,324

Ireland 1.75%                                                                                                 211,650
 11,000   Bank of Ireland (Banks -- Foreign)                                                                  122,004
  7,100   CRH Plc (Building)                                                                                   89,646

Israel 1.35%                                                                                                  162,603
  2,100   Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                                 162,603

Italy 6.65%                                                                                                   802,588
 22,500   Autostrade SpA (Transport)                                                                          186,052
  9,600   ENI SpA (Oil & Gas)                                                                                 133,286
152,400   Finmeccanica SpA (Aerospace)                                                                         83,761
 10,300   Mediaset SpA (Media)                                                                                 71,910
  8,216   Riunione Adriatica di Sicurta SpA (Insurance)                                                       102,354
 43,600   Snam Rete Gas SpA (Utilities)                                                                       130,394
 25,200   UniCredito Italiano SpA (Banks -- Foreign)                                                           94,831

Japan 14.99%                                                                                                1,808,238
 11,000   Asahi Glass Co., Ltd. (Building)                                                                     65,815
 10,000   Bridgestone Corp (Rubber -- Tires & Miscellaneous)                                                  124,643
 13,000   Dai Nippon Printing Co., Ltd. (Printing -- Commercial)                                              132,854
 20,000   Daiwa Securities Group, Inc. (Finance)                                                               93,380
    200   Fanuc Ltd. (Electronics)                                                                              7,918
  2,000   Hoya Corp. (Electronics)                                                                            137,295
  2,000   Ito-Yokado Co., Ltd. (Retail)                                                                        62,362
  6,000   Kao Corp. (Cosmetics & Personal Care)                                                               137,132
    600   Keyence Corp. (Electronics)                                                                          99,323
     11   Millea Holdings, Inc.* (Insurance)                                                                   82,157
  1,900   Murata Manufacturing Co., Ltd. (Electronics)                                                         89,797
    900   Nintendo Co., Ltd. (Leisure)                                                                         86,687
    100   Rohm Co., Ltd. (Electronics)                                                                         12,595
  2,200   Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                             67,880
 10,000   Shiseido Co., Ltd. (Cosmetics & Personal Care)                                                      111,175
  3,200   Sony Corp. (Electronics)                                                                            137,654
 18,000   Sumitomo Mitsu Banking Corp. (Banks -- Foreign)                                                      74,492
  3,600   Takeda Chemical Industries, Ltd. (Medical)                                                          149,571
 22,000   Tokyo Gas Co., Ltd. (Utilities)                                                                      64,289
  5,000   Yamato Transport Co., Ltd. (Transport)                                                               71,219

Luxembourg 1.07%                                                                                              128,569
 11,900   Arcelor SA* (Steel)                                                                                 128,569

Mexico 0.55%                                                                                                   66,943
 31,100   Wal-Mart de Mexico SA de CV (Series C) (Retail)                                                      66,943

Netherlands 3.76%                                                                                             454,171
  2,700   Heineken NV (Beverages)                                                                             108,476
  3,100   Royal Dutch Petroleum Co. (Oil & Gas)                                                               134,094
  3,300   Unilever NV (Food)                                                                                  211,601

Singapore 1.88%                                                                                               226,312
  8,000   Singapore Press Holdings Ltd. (Media)                                                                89,709
 18,000   United Overseas Bank Ltd. (Banks -- Foreign)                                                        136,603

South Korea 2.33%                                                                                             280,852
  2,280   Hyundai Motor Co., Ltd. (Automobile / Trucks)                                                        57,912
  1,500   Kookmin Bank (Banks -- Foreign)                                                                      49,979
    700   Samsung Electronics, Ltd.* Global Depositary Receipts
          (Electronics) (R)                                                                                    99,100
    400   SK Telecom Co., Ltd. (Telecommunications)                                                            73,861

Spain 3.43%                                                                                                   414,143
 13,954   Banco Bilbao Vizcaya Argentaria SA (Banks -- Foreign)                                                132,93
  1,900   Banco Popular Espanol SA (Banks -- Foreign)                                                          81,359
  7,500   Endesa SA (Utilities)                                                                                77,466
 12,900   Telefonica SA* (Telecommunications)                                                                 122,383

Sweden 2.60%                                                                                                  313,799
  4,400   Hennes & Mauritz AB (B Shares) (Retail)                                                              85,480
 16,100   Skandinaviska Enskilda Banken AB (A Shares) (Banks -- Foreign)                                      139,696
  2,900   Svenska Cellulosa AB (B Shares) (Paper & Paper Products)                                             88,623

Switzerland 4.26%                                                                                             514,458
  1,700   Alcon, Inc.* (Medical)                                                                               69,734
  2,300   Converium Holding AG* (Insurance)                                                                    92,860
    800   Nestle SA (Food)                                                                                    171,522
  2,232   Novartis AG (Medical)                                                                                85,125
  1,600   Syngenta AG (Chemicals)                                                                              95,217

Taiwan 0.70%                                                                                                   84,162
 20,280   United Microelectronics Corp.* (ADR) (Electronics)                                                   84,162

United Kingdom 19.06%                                                                                       2,299,731
 17,900   Allied Domecq Plc (Beverages)                                                                       106,974
 23,660   Barclays Plc (Banks -- Foreign)                                                                     163,606
 23,100   BG Group Plc (Oil & Gas)                                                                             92,245
 15,963   BHP Billiton Plc (Metal)                                                                             77,917
  4,800   BOC Group Plc (Chemicals)                                                                            67,509
 11,800   British American Tobacco Plc (Tobacco)                                                              120,732
 11,100   British Sky Broadcasting Group Plc* (Media)                                                         104,801
 44,980   Centrica Plc (Utilities)                                                                            128,072
180,000   Corus Group Plc* (Steel)                                                                            119,681
 12,800   Diageo Plc (Beverages)                                                                              144,280
  6,500   Exel Plc (Transport)                                                                                 66,810
  5,000   GlaxoSmithKline Plc (Medical)                                                                        95,432
 10,200   HBOS Plc (Banks -- Foreign)                                                                         112,899
 16,000   HSBC Holdings Plc (Banks -- Foreign)                                                                178,223
  7,800   Man Group Plc (Finance)                                                                             116,170
 21,300   National Grid Transco Plc (Utilities)                                                               151,619
 30,300   Rentokil Initial Plc (Diversified Operations)                                                       102,746
  9,622   Royal Bank of Scotland Group Plc (Banks -- Foreign)                                                 226,400
 76,900   Vodafone Group Plc (Telecommunications)                                                             123,615

United States 0.57%                                                                                            68,170
  1,500   GlobalSantaFe Corp. (Oil & Gas)                                                                      35,850
  1,000   Noble Corp.* (Oil & Gas)                                                                             32,320

WARRANTS 0.78%                                                                                                $94,029
(Cost $86,055)

India 0.78%
1,200     Infosys Technology Ltd* (Computers)                                                                  94,029

                                                                               INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                                 RATE (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 6.70%                                                                                 $808,000
(Cost $808,000)

Joint Repurchase Agreement 6.70%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc., --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note 3.000%
due 07-15-12)                                                                      1.90%          $808        808,000

TOTAL INVESTMENTS 100.01%                                                                                 $12,064,987

OTHER ASSETS AND LIABILITIES, NET (0.01%)                                                                       ($630)

TOTAL NET ASSETS 100.00%                                                                                  $12,064,357


  * Non-Income producing security.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $99,100 or 0.82% of net assets as of October 31, 2002.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

October 31, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industry groups.
                                              VALUE AS A PERCENTAGE
INVESTMENT DISTRIBUTION                        OF FUND'S NET ASSETS

Aerospace                                             0.69%
Automobile / Trucks                                   1.25
Banks -- Foreign                                     14.11
Beverages                                             4.27
Building                                              1.29
Chemicals                                             2.63
Computers                                             2.31
Cosmetics & Personal Care                             2.80
Diversified Operations                                0.85
Electronics                                           5.54
Finance                                               1.74
Food                                                  3.18
Insurance                                             3.93
Leisure                                               0.72
Media                                                 2.21
Medical                                               5.57
Metal                                                 1.63
Oil & Gas                                             7.03
Paper & Paper Products                                1.28
Printing -- Commercial                                1.10
Real Estate Operations                                1.08
Retail                                                4.32
Rubber -- Tires & Misc.                               1.03
Soap & Cleaning Preparations                          0.50
Steel                                                 2.06
Telecommunications                                    7.44
Tobacco                                               1.00
Transport                                             3.43
Utilities                                             8.32
Short-term investments                                6.70

Total investments                                   100.01%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price
per share.

ASSETS
Investments at value (cost $12,622,183)                           $12,064,987
Cash                                                                      490
Receivable for investments sold                                       272,210
Receivable for shares sold                                              3,312
Dividends and interest receivable                                      32,259
Receivable from affiliates                                             26,936
Other assets                                                            2,243

Total assets                                                       12,402,437

LIABILITIES
Payable for investments purchased                                     201,661
Payable for shares repurchased                                          4,206
Other payables and accrued expenses                                   132,213

Total liabilities                                                     338,080

NET ASSETS
Capital paid-in                                                    26,588,761
Accumulated net realized loss on investments and
  foreign currency transactions                                   (13,966,036)
Net unrealized depreciation of investments and
  translation of assets and liabilities in foreign currencies        (557,744)
Accumulated net investment loss                                          (624)

Net assets                                                        $12,064,357

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($5,571,851 [DIV] 1,092,159 shares)                             $5.10
Class B ($4,706,547 [DIV] 978,559 shares)                               $4.81
Class C ($783,277 [DIV] 162,819 shares)                                 $4.81
Class I ($1,002,682 [DIV] 195,952 shares)                               $5.12

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($5.10 [DIV] 95%)                                             $5.37
Class C ($4.81 [DIV] 99%)                                               $4.86

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $27,493)              $235,166
Interest (including securities lending income of $468)                  9,520

Total investment income                                               244,686

EXPENSES
Investment management fee                                             143,908
Class A distribution and service fee                                   21,175
Class B distribution and service fee                                   58,879
Class C distribution and service fee                                    9,672
Class A, B and C transfer agent fee                                   164,099
Class I transfer agent fee                                              5,458
Custodian fee                                                         162,080
Registration and filing fee                                            57,086
Auditing fee                                                           36,633
Printing                                                               17,017
Accounting and legal services fee                                       3,047
Miscellaneous                                                           2,710
Trustees' fee                                                             912
Legal fee                                                                 522
Interest expense                                                          464

Total expenses                                                        683,662
Less expense reductions                                              (294,862)

Net expenses                                                          388,800

Net investment loss                                                  (144,114)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (2,537,653)
Foreign currency transactions                                          (8,371)
Change in net unrealized appreciation (depreciation) of
Investments                                                            92,047
Translation of assets and liabilities in foreign currencies           (35,291)

Net realized and unrealized loss                                   (2,489,268)

Decrease in net assets from operations                            ($2,633,382)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                   ($201,942)    ($144,114)

Net realized loss                                    (7,653,045)   (2,546,024)
Change in net unrealized appreciation
  (depreciation)                                     (1,059,294)       56,756

Decrease in net assets resulting
  from operations                                    (8,914,281)   (2,633,382)
From Fund share transactions                         (4,718,426)     (280,938)

NET ASSETS
Beginning of period                                  28,611,384    14,978,677

End of period 1                                     $14,978,677   $12,064,357

1 Includes accumulated net investment loss of $35,941 and $624, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.41       $8.81      $10.95       $9.45       $6.18
Net investment income (loss)1                               -- 2     (0.02)      (0.04)      (0.05)      (0.04)
Net realized and unrealized
  gain (loss) on investments                              0.47        2.16       (1.01)      (3.22)      (1.04)
Total from investment
  operations                                              0.47        2.14       (1.05)      (3.27)      (1.08)
Less distributions
From net realized gain                                   (0.07)         --       (0.45)         --          --
Net asset value, end of period                           $8.81      $10.95       $9.45       $6.18       $5.10
Total return 3,4 (%)                                      5.61       24.29      (10.15)     (34.60)     (17.48)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $6          $7         $15          $8          $6
Ratio of expenses
  to average net assets (%)                               1.79        1.96        1.88        2.23        2.38
Ratio of adjusted expenses
  to average net assets 5 (%)                             3.65        3.81        3.44        3.83        4.43
Ratio of net investment income
  (loss) to average net assets (%)                        0.04       (0.20)      (0.43)      (0.65)      (0.68)
Portfolio turnover (%)                                     129         113         163         278         228

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.22       $8.55      $10.55       $9.04       $5.86
Net investment loss 1                                    (0.06)      (0.09)      (0.12)      (0.10)      (0.08)
Net realized and unrealized
  gain (loss) on investments                              0.46        2.09       (0.94)      (3.08)      (0.97)
Total from investment
  operations                                              0.40        2.00       (1.06)      (3.18)      (1.05)
Less distributions
From net realized gain                                   (0.07)         --       (0.45)         --          --
Net asset value,
  end of period                                          $8.55      $10.55       $9.04       $5.86       $4.81
Total return 3,4 (%)                                      4.88       23.39      (10.65)     (35.18)     (17.92)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $10          $9         $12          $6          $5
Ratio of expenses
  to average net assets (%)                               2.49        2.63        2.57        2.93        3.08
Ratio of adjusted expenses
  to average net assets 5 (%)                             4.35        4.48        4.13        4.53        5.13
Ratio of net investment loss
  to average net assets (%)                              (0.66)      (0.91)      (1.13)      (1.34)      (1.38)
Portfolio turnover (%)                                     129         113         163         278         228

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 6  10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.36       $8.55      $10.57       $9.05       $5.87
Net investment loss 1                                    (0.03)      (0.10)      (0.11)      (0.10)      (0.08)
Net realized and unrealized
  gain (loss) on investments                             (0.78)       2.12       (0.96)      (3.08)      (0.98)
Total from investment
  operations                                             (0.81)       2.02       (1.07)      (3.18)      (1.06)
Less distributions
From net realized gain                                      --          --       (0.45)         --          --
Net asset value,
  end of period                                          $8.55      $10.57       $9.05       $5.87       $4.81
Total return 3,4 (%)                                     (8.65) 7    23.63      (10.72)     (35.14)     (18.06)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8        -- 8        $1          $1          $1
Ratio of expenses
  to average net assets (%)                               2.29 9      2.66        2.57        2.93        3.08
Ratio of adjusted expenses
  to average net assets 5 (%)                             4.15 9      4.51        4.13        4.53        5.13
Ratio of net investment loss
  to average net assets (%)                              (1.27) 9    (1.04)      (1.07)      (1.35)      (1.38)
Portfolio turnover (%)                                     129         113         163         278         228

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-02 6
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $6.18
Net investment loss 1                                    (0.01)
Net realized and unrealized
  loss on investments                                    (1.05)
Total from investment
  operations                                             (1.06)
Net asset value,
  end of period                                          $5.12
Total return 3,4 (%)                                    (17.15) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1
Ratio of expenses
  to average net assets (%)                               2.04 9
Ratio of adjusted expenses
  to average net assets 5 (%)                             4.09 9
Ratio of net investment loss
  to average net assets (%)                              (0.34) 9
Portfolio turnover (%)                                     228

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Class C and Class I shares began operations on 6-1-98 and 3-1-02, respectively.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock International Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Com mission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for eign currency, currency gains or losses realized be tween the trade and settle ment dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabil ities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no outstanding borrowing under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on October 31, 2002.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction. The Fund had no open forward foreign currency exchange contracts on October 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $13,267,565 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2007 -- $32,250, October 31, 2008 -- $2,888,578, October 31, 2009 -- $7,757,736, and October 31, 2010 --
$2,589,001. Availability of a certain amount of this loss carryforward that was acquired on June 7, 2002 in a merger with John Hancock International Equity Fund may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625%
of the Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for the payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees and transfer agent fee to 0.90% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $294,862 for the year ended October 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $21,199 with regard to sales of Class A shares. Of this amount, $2,406 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $17,181 was paid as sales commissions to unrelated broker-dealers and $1,612 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $3,285 with regard to sales of Class C shares. Of this amount, $2,884 was paid as sales commissions to unrelated broker-dealers and $401 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $15,620 for Class B shares and $155 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Ser vices, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value attributable to Class I shares, plus certain out-of-pocket expenses. Effective January 1, 2003, for Class A, B and C shares, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. (Class I structure transfer agent fee will not be changing.)

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen sa tion Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 10-31-01      PERIOD ENDED 10-31-02
                              SHARES        AMOUNT        SHARES       AMOUNT
CLASS A SHARES
Sold                       3,334,883   $26,461,859    1,608,472    $9,646,755
Repurchased               (3,716,888)  (29,457,682)  (1,773,317)  (10,715,750)
Net decrease                (382,005)  ($2,995,823)    (164,845)  ($1,068,995)

CLASS B SHARES
Sold                         460,496    $3,277,285      397,117    $2,291,714
Repurchased                 (686,822)   (4,979,294)    (510,300)   (2,891,269)
Net decrease                (226,326)  ($1,702,009)    (113,183)    ($599,555)

CLASS C SHARES
Sold                         612,584    $4,971,952      295,202    $1,675,337
Repurchased                 (606,501)   (4,992,546)    (271,816)   (1,534,260)
Net increase (decrease)        6,083      ($20,594)      23,386      $141,077

CLASS I SHARES 1
Sold                              --            --       34,945      $187,366
Issued in reorganization          --            --      257,801     1,609,274
Repurchased                       --            --      (96,794)     (550,105)
Net increase                      --            --      195,952    $1,246,535

NET DECREASE                (602,248)  ($4,718,426)     (58,690)    ($280,938)

1 Class I shares began operations on 3-1-02.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $31,275,171 and $32,379,175, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $12,716,456. Gross unrealized appreciation and depreciation of investments aggregated $435,088 and $1,086,557, respectively, resulting in net unrealized depreciation of $651,469. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $2,541,170, a decrease in accumulated net investment loss of $179,431 and an increase in capital paid-in of $2,361,739. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to net operating loss and foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE F
Reorganization

On May 29, 2002, the shareholders of John Hancock International Equity Fund ("Inter national Equity Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of International Equity Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 257,801 Class I shares of the Fund for the net assets of the Inter national Equity Fund, which amounted to $1,609,274 for Class I shares, including $62,490 of unrealized appreciation, after the close of business on June 7, 2002.

NOTE G
Proposed reorganization

On November 19, 2002, the Trustees approved the reorganization of John Hancock European Equity Fund and John Hancock Global Fund into John Hancock International Fund, subject to the approval by shareholders.



AUDITORS' REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent Auditors


To the Board of Trustees and Shareholders of John Hancock International Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock International Fund (a series of John Hancock Investment Trust
III) (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2002, none of the dividends qualify for the dividends-received deduction.

If the fund paid dividends during the fiscal year, shareholders will be mailed 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions which are taxable for the calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1996                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1996                31
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Trustee, Northeastern University (education); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000); Chairman and Director, Northeast Retirement Services, Inc. (retirement administration)
(since 1998).

William J. Cosgrove, Born: 1933                                                             1996                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1994                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                1996                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               1994                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           1994                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1994                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1994                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston Massachusetts, 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
International Fund.


4000A 10/02
      12/02

                                                     VOTE THIS PROXY CARD TODAY!



JOHN HANCOCK EUROPEAN EQUITY FUND
SPECIAL MEETING OF SHAREHOLDERS - MAY 7, 2003
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Maureen
R. Ford, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock European Equity Fund ("European Equity Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of European Equity Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on May 7, 2003 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated February 25, 2003 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.



                                    Date                                  , 2003
                                        ----------------------------------

                                    PLEASE SIGN, DATE AND RETURN
                                    PROMPTLY IN ENCLOSED ENVELOPE


                                    --------------------------------------------

                                    --------------------------------------------
                                              Signature(s)
                                    NOTE: Signature(s) should
                                    agree with the name(s)
                                    printed herein. When
                                    signing as attorney,
                                    executor, administrator,
                                    trustee or guardian, please
                                    give your full name as
                                    such. If a corporation,
                                    please sign in full
                                    corporate name by president
                                    or other authorized
                                    officer. If a partnership,
                                    please sign in partnership
                                    name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!



SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1) To approve an Agreement and Plan of Reorganization between John Hancock European Equity Fund ("European Equity Fund") and John Hancock International Fund ("International Fund"). Under this Agreement, European Equity Fund would transfer all of its assets to International Fund in exchange for shares of International Fund. These shares will be distributed proportionately to you and the other shareholders of European Equity Fund. International Fund will also assume European Equity Fund's liabilities.

         FOR      |_|                    AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                                     VOTE THIS PROXY CARD TODAY!



JOHN HANCOCK GLOBAL FUND
SPECIAL MEETING OF SHAREHOLDERS - MAY 7, 2003
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Maureen
R. Ford, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Global Fund ("Global Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Global Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on May 7, 2003 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated February 25, 2003 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                      Date                                , 2003
                                          --------------------------------

                                      PLEASE SIGN, DATE AND RETURN
                                      PROMPTLY IN ENCLOSED ENVELOPE


                                      ------------------------------------------

                                      ------------------------------------------
                                                Signature(s)
                                      NOTE: Signature(s) should
                                      agree with the name(s)
                                      printed herein. When
                                      signing as attorney,
                                      executor, administrator,
                                      trustee or guardian, please
                                      give your full name as
                                      such. If a corporation,
                                      please sign in full
                                      corporate name by president
                                      or other authorized
                                      officer. If a partnership,
                                      please sign in partnership
                                      name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!



SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.


(1) To approve an Agreement and Plan of Reorganization between John Hancock Global Fund ("Global Fund") and John Hancock International Fund ("International Fund"). Under this Agreement, Global Fund would transfer all of its assets to International Fund in exchange for shares of International Fund. These shares will be distributed proportionately to you and the other shareholders of Global Fund. International Fund will also assume Global Fund's liabilities.

         FOR      |_|                   AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

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because of technical difficulties, you should refer to your Proxy Package for other voting options.


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C 2001 PROXY DIRECT TM - Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

John Hancock International Funds Proxy                           PROXY DIRECT TM
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                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

i  Below is the list of your holdings.  Text next to each holding's name
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   your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

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List of Your Holdings                               Voting instructions
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John Hancock European Equity Fund                    as recommended by the Board
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John Hancock Global Fund                             as recommended by the Board
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


John Hancock International Funds Proxy                           PROXY DIRECT TM
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Shareholder:     John P. Sample
                 ALAMO Direct Mail Services,
                 Inc.
                 23-10 Square Circle Lane
                 Someoldtown, TS 12345-
                 6789

Acount:          ALAMO-TST01 / 271-XXXX-             John Hancock
                 XXXX-123                         ------------------
                                                  JOHN HANCOCK FUNDS
Previous vote:   None-Testing APPS/TR
                 Setup


                        John Hancock European Equity Fund

--------------------------------------------------------------------------------
Applicable Campaign Proposals              Mark All   For      Against     Board
--------------------------------------------------------------------------------
 1 A proposal to approve an agreement and         ( ) For  ( ) Against ( ) Board
   Plan of Reorganization between John Hancock
   European Equity Fund ("European Equity Fund") and
   John Hancock International Fund ("International Fund").
   Under this Agreement, your fund would transfer all
   of its assets to International Fund in exchange for
   Class I shares of International Fund. These shares
   would be distributed proportionately to you
   and the other shareholders of European Equity
   Fund. International Fund would also assume European
   Equity Fund's liabilities.
--------------------------------------------------------------------------------
   Any other business that may properly come before the meeting.
--------------------------------------------------------------------------------
                                                             Voting Instructions
                                                             -------------------

i Answers have been marked according to the Board's
  recommendations. Please change responses as appropriate
  before submission.
                                                     [ ] Cancel     [ ] Continue

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


John Hancock International Funds Proxy                           PROXY DIRECT TM
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                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit Internet Voting site any time before the Meeting Date on Wednesday, May 7, 2003 at 9:00 AM [ET] to submit new voting instructions.

This is the summary of your voting instructions delivered to John Hancock Funds. It is not a receipt or vote confirmation. You may print this page for your records.

Instructions submitted on _________, 2003
Transaction Code: __________________


                        John Hancock European Equity Fund
--------------------------------------------------------------------------------
1 Approve an Agreement and Plan of Reorganization                 Voted For



If you wish to vote another card, please click here.

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


                       Statement of Additional Information

                         JOHN HANCOCK INTERNATIONAL FUND
    (the "Acquiring Fund", and a series of John Hancock Investment Trust III)

                     JOHN HANCOCK EUROPEAN EQUITY FUND
         (the "Acquired Fund", and a series of John Hancock World Fund)

                              101 Huntington Avenue
                                Boston, MA 02199
                                 1-800-225-5291

                                February 25, 2003

This Statement of Additional Information provides additional information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated February 25, 2003. This Statement of Additional Information provides additional information about John Hancock International Fund and the Fund that it is acquiring, John Hancock European Equity Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.

                                Table Of Contents

                                                                            Page
Introduction                                                                  3
Additional Information about the Acquiring Fund                               3
General Information and History                                               3
Investment Objective and Policies                                             3
Management of the Acquiring Fund                                              3
Control Persons and Principal Holders of Shares                               3
Investment Advisory and Other Services                                        3
Brokerage Allocation                                                          3
Capital Stock and Other Securities                                            3
Purchase, Redemption and Pricing of Acquiring Fund Shares                     3
Tax Status                                                                    4
Underwriters                                                                  4
Calculation of Performance Data                                               4
Financial Statements                                                          4

Additional Information about the Acquired Fund                                4
General Information and History                                               4
Investment Objective and Policies                                             4
Management of the Acquired Fund                                               4
Control Persons and Principal Holders of Shares                               4
Investment Advisory and Other Services                                        4
Brokerage Allocation                                                          4
Capital Stock and Other Securities                                            4
Purchase, Redemption and Pricing of Acquired Fund Shares                      5
Tax Status                                                                    5
Underwriters                                                                  5
Calculation of Performance Data                                               5
Financial Statements                                                          5

Exhibits

A - Statement of Additional Information, dated February 14, 2003, of the Acquiring Fund including audited financial statements as of October 31, 2002.

B - Statement of Additional Information, dated February 14, 2003, of the Acquired Fund including audited financial statements as of October 31, 2002.

                                  INTRODUCTION

This Statement of Additional Information ("SAI") is intended to supplement the information provided in a proxy statement and prospectus dated February 25, 2003 .. The proxy statement and prospectus has been sent to the shareholders of the Acquired Fund in connection with the solicitation by the Trustees of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on May 7, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Acquiring Fund, dated February 14, 2003, and the Statement of Additional Information of the Acquired Fund, dated February 14, 2003. The SAI for the Acquiring Fund and the SAI for the Acquired Fund are included with this Statement of Additional Information.

                 Additional Information About the Acquiring Fund
                 -----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquiring Fund generally and its history, see "Organization of the Fund" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Objective and Policies
---------------------------------
For additional information about the Acquiring Fund's investment objective, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquiring Fund SAI attached hereto as Exhibit A.

Management of the Acquiring Fund
--------------------------------
For additional information about the Acquiring Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquiring Fund's investment adviser, investment subadviser, custodian, transfer agent and independent accounts, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio", and "Independent Auditors" in the Acquiring Fund SAI attached hereto as Exhibit A.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquiring Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquiring Fund SAI attached hereto as Exhibit A.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquiring Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquiring Fund SAI attached hereto as Exhibit A.

Purchase, Redemption and Pricing of Acquiring Fund Shares
---------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquiring Fund's shares, see "Net Asset Value", "Sales Compensation", "Special Redemptions", "Additional Services and Programs", and "Purchase and Redemptions through Third Parties" in the Acquiring Fund SAI attached hereto as Exhibit A.

Tax Status
----------
For additional information about the tax status of the Acquiring Fund, see "Tax Status" in the Acquiring Fund SAI, attached hereto as Exhibit A..

Underwriters
------------
For additional information about the Acquiring Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquiring Fund, see "Distribution Contracts" in the Acquiring Fund SAI attached hereto as Exhibit A.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquiring Fund, see "Calculation of Performance" in the Acquiring Fund SAI attached hereto as Exhibit A.

Financial Statements
--------------------
Audited annual financial statements of the Acquiring Fund at October 31, 2002 are attached to the Acquiring Fund SAI, which is attached hereto as Exhibit A.

Pro forma combined financial statements as of October 31, 2002 are also attached hereto.

                 Additional Information About the Acquired Fund
                 ----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquired Fund generally and its history, see "Organization of the Fund" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Objective and Policies
---------------------------------
For additional information about the Acquired Fund's investment objectives, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquired Fund SAI attached hereto as Exhibit B.

Management of Acquired Fund
---------------------------
For additional information about the Acquired Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquired Fund SAI attached hereto as Exhibit B.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit B.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquired Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Acquired Fund SAI attached hereto as Exhibit B.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquired Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquired Fund SAI attached hereto as Exhibit B..

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquired Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquired Fund SAI attached hereto as Exhibit B.

Purchase, Redemption and Pricing of Acquired Fund Shares
--------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquired Fund's shares, see "Net Asset Value", "Sales Compensation", "Additional Services and Programs", "Special Redemptions" and "Purchases and Redemptions Through Third Parties" in the Acquired Fund SAI attached hereto as Exhibit B.

Tax Status
----------
For additional information about the tax status of the Acquired Fund, see "Tax Status" in the Acquired Fund SAI attached hereto as Exhibit B.

Underwriters
------------
For additional information about the Acquired Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquired Fund, see "Distribution Contracts" in the Acquired Fund SAI attached hereto as Exhibit B.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquired Fund, see "Calculation of Performance" in the Acquired Fund SAI attached hereto as Exhibit B.

Financial Statements
--------------------

Audited annual financial statements of the Acquired Fund at October 31, 2002 are attached to the Acquired Fund SAI, which is attached hereto as Exhibit B.

                         JOHN HANCOCK INTERNATIONAL FUND


                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information

                                February 14, 2003

This Statement of Additional Information provides information about John Hancock Internaitonal Fund (the "Fund") in addition to the information that is contained in the combined International Funds' current Prospectus and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Organization of the Fund ................................................      2
Investment Objective and Policies .......................................      2
Investment Restrictions .................................................     12
Those Responsible for Management ........................................     15
Investment Advisory and Other Services ..................................     22
Distribution Contracts ..................................................     26
Sales Compensation ......................................................     28
Net Asset Value .........................................................     30
Initial Sales Charge on Class A and Class C Shares ......................     30
Deferred Sales Charge on Class B and Class C Shares .....................     33
Special Redemptions .....................................................     37
Additional Services and Programs ........................................     37
Purchases and Redemptions through Third Parties .........................     39
Description of the Fund's Shares ........................................     39
Tax Status ..............................................................     40
Calculation of Performance ..............................................     45
Brokerage Allocation ....................................................     47
Transfer Agent Services .................................................     50
Custody of Portfolio ....................................................     51
Independent Auditors ....................................................     51
Appendix A- Description of Investment Risk ..............................    A-1
Appendix B-Description of Bond Ratings ..................................    B-1
Financial Statements ....................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

The Fund's Subadviser is Nicholas-Applegate Capital Management
("Nicholas-Applegate"), (the "Subadviser"). Nicholas-Applegate is responsible for providing investment advice to the Fund, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in foreign equity securities. The Fund's investments will be subject to the market fluctuations and risks inherent in all securities.

Under normal circumstances, at least 80% of the Fund's total assets will be invested in equity securities of issuers located in various countries around the world. Generally, the Fund's portfolio will contain securities of issuers from at least three countries other than the United States. The Fund normally will invest substantially all of its assets in equity securities, such as common stock, preferred stock, and securities convertible into common and preferred stock. However, if deemed advisable by the Adviser, the Fund may invest in any other type of security including warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions, or domestic or foreign corporations.

The Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among various countries and geographic regions, the Adviser and the Subdviser ordinarily consider such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political, currency and national factors - all in relation to the prevailing prices of the securities in each country or region.

In abnormal conditions, the Fund may hold cash or invest all or a portion of its assets in short-term domestic as well as foreign instruments, including: short-term U.S. Government securities and repurchase agreements in connection with such instruments; bank certificates of deposit, bankers' acceptances, time deposits and letters of credit; and commercial paper (including so called
Section 4(2) paper rated at least A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or if unrated considered by the Adviser to be of comparable value. The Fund's temporary defensive investments may also include: short-term debt obligations of U.S. companies, rated at least BBB or Baa by S&P or Moody's, respectively, or, if unrated, of comparable quality in the opinion of the Adviser; commercial paper and short-term corporate debt obligations not satisfying the above credit standards if they are (a) subject to demand features or puts or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated at least BBB or Baa by S&P or Moody's, respectively; and other short-term investments which the Trustees of the Fund determine present minimal credit risks and which are of "high quality" as determined by any major rating service or, in the case of an instrument that is not rated, of comparable quality as determined by the Adviser.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and GNMA certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Ratings as Investment Criteria. In general the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that these ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Foreign issuers may be assigned to reasonable industry classifications that differ from the industry classifications ordinarily assigned to U.S. issuers.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Subadviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

The Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The Fund may invest up to 30% of total assets in emerging markets as classified by the Morgan Stanley (MCI). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs. The risks of foreign investing may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

Equity-Linked Securities The Fund may purchase equity-linked securities; also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to access the securities market of a country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous. The Fund's investments in equity-linked securities may be subject to its 15% of net assets limitation on investments in illiquid securities.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets

(including the amount borrowed) taken at market value. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the outstanding shares.

The Fund may not:

      (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on future contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policy are not deemed to be senior securities.

      (2) Borrow money, except for the following extraordinary or emergency purposes (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on future contracts, securities or indices and forward commitment transactions will not constitute borrowing.

      (3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act.

      (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

      (5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with the Fund's investment policies and may make loans of portfolio securities provided that as a result no more than 33 1/3% of the Fund's total assets taken at current value would be so loaned. The Fund does not, for this purpose, consider the purchase of repurchase agreements, bank certificates of deposit, bank loan participation agreements, bankers' acceptances, a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

      (6) Invest in commodities or commodity futures contracts, other than financial derivatives contracts. Financial derivatives include forward foreign currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars, swapations; and repurchase agreements entered into in accordance with the Fund's investment policies.

      (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

      (8) For each Fund with respect to 75% of total assets [see nonfundamental investment restriction (e)], purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities):

            (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

            (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (5) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions. The following restrictions, as well as the Fund's investment objective, are designated as non-fundamental and may be changed by the Trustees without shareholder approval:

The Fund may not:

            (a)   Make short sales

            (b) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

            (c) Invest for the purpose of exercising control over or management of any company.

            (d)   Invest more than 15% of its net assets in illiquid securities.

            (e) The Fund may not invest more than 5% of its total assets at time of purchase in any one security (other than US Government securities).

            (f) The Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks form both developed and emerging countries. The fund may invest up to 30% of total assets in emerging markets as classified by the Morgan Stanley
                  (MSCI). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.


THOSE RESPONSIBLE FOR MANAGEMENT


The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John
                                                                                                       Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen
And Age                      Fund          since(2)       During Past 5 Years                          by Trustee
---------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       1996           Professor of Law, Emeritus, Boston           31
Born:  1931                                               University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.

---------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       1996           President and Chief Executive Officer,       31
Born:  1935                                               Brookline Bancorp., Inc.  (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       1996           Vice President, Senior Banker and Senior     31
Born:  1933                                               Credit Officer, Citibank, N.A. (banking)
                                                          (retired 1991); Executive Vice President,
                                                          Citadel Group Representatives, Inc.
                                                          (financial reinsurance);  Director, Hudson
                                                          City Bancorp (banking); Trustee,
                                                          Scholarship Fund for Inner City Children
                                                          (since 1986).

---------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       1994           President, Farrell, Healer & Co., Inc.,      31
Born:  1932                                               (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE; Trustee, Marblehead
                                                          Savings Bank (since 1994). Prior to 1980,
                                                          headed the venture capital group at Bank
                                                          of Boston Corporation.

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                             John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other                  Funds
Name, Address (1)            Held with     Officer        Directorships                                      Overseen by
And Age                      Fund          since(2)       During Past 5 Years                                Trustee
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee       1994           President Emeritus, Babson College (as of 1998);   31
Born:  1932                                               Vice Chairman, Xerox Corporation (until 1989);
                                                          Director, Reebok, Inc. (until 2002) and Inco
                                                          Ltd. (until 2002).

-------------------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee       1994           President and Chief Executive Officer, Institute   39
Born:  1939                                               for Evaluating Health Risks, (nonprofit
                                                          institution) (until 2001); Senior Scientist,
                                                          Sciences International (health research)(since
                                                          1998); Principal, Hollyhouse (consulting)(since
                                                          2000); Director, CIIT(nonprofit research) (since
                                                          2002).

-------------------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee       1994           Executive Director, Council for International      39
Born:  1943                                               Exchange of Scholars (since 1998); Vice
                                                          President, Institute of International Education
                                                          (since 1998); Senior Fellow, Cornell Institute
                                                          of Public Affairs, Cornell University (until
                                                          1997); President Emerita of Wells College and
                                                          St. Lawrence University; Director, Niagara
                                                          Mohawk Power Corporation (electric utility).

-------------------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee       1994           Professor of Business Administration Emeritus,     31
Born:  1931                                               Harvard University Graduate School of Business
                                                          Administration (as of 1998).
-------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other                Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                    Overseen by
And Age                      Fund          since(2)       During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee       2001           Executive Vice President and Chief Investment    61
Born:  1948                                               Officer, John Hancock Financial Services,
                                                          Inc.; Director, Executive Vice President and
                                                          Chief Investment Officer, John Hancock Life
                                                          Insurance Company; Chairman of the Committee
                                                          of Finance of John Hancock Life Insurance
                                                          Company; Director, John Hancock Subsidiaries,
                                                          LLC, Hancock Natural Resource Group,
                                                          Independence Investment LLC, Independence
                                                          Fixed Income LLC, John Hancock Advisers, LLC
                                                          (the "Adviser") and The Berkeley Financial
                                                          Group, LLC ("The Berkeley Group"), John
                                                          Hancock Funds, LLC ("John Hancock Funds"),
                                                          Massachusetts Business Development
                                                          Corporation; Director, John Hancock Insurance
                                                          Agency, Inc. ("Insurance Agency, Inc.") (until
                                                          1999) and John Hancock Signature Services,
                                                          Inc. ("Signature Services") (until 1997).

-------------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)          Trustee,      2000           Executive Vice President, John Hancock           61
Born:  1955                  Chairman,                    Financial Services, Inc., John Hancock Life
                             President                    Insurance Company; Chairman, Director,
                             and Chief                    President and Chief Executive Officer, the
                             Executive                    Advisers and The Berkeley Group; Chairman,
                             Officer                      President, Director and Chief Executive
                                                          Officer, John Hancock Funds; Chairman,
                                                          Director and Chief Executive Officer,
                                                          Sovereign Asset Management Corporation
                                                          ("SAMCorp."); Director, John Hancock
                                                          Subsidiaries, LLC, Independence Investment
                                                          LLC, Independence Fixed Income LLC and
                                                          Signature Services; Senior Vice President,
                                                          MassMutual Insurance Co. (until 1999).
-------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John
                                                                                                       Hancock
                            Position(s)    Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)           Held with      Officer        Directorships                                Overseen
And Age                     Fund           since(2)       During Past 5 Years                          by Trustee
---------------------------------------------------------------------------------------------------------------------
Principal Officers
who are not Trustees
---------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive      2000           Executive Vice President and Chief           N/A
Born:  1953                 Vice                          Investment Officer, the Adviser and each
                            President                     of the John Hancock funds; Director,
                            and Chief                     SAMCorp., Executive Vice President and
                            Investment                    Chief Investment Officer, Barring Asset
                            Officer                       Management, London U.K. (until 2000).

---------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2000           Senior Vice President, Chief Financial       N/A
Born:  1949                 President                     Officer and Treasurer, the Adviser, John
                            and Chief                     Hancock Funds, and The Berkeley Group;
                            Financial                     Second Vice President and Senior Associate
                            Officer                       Controller, Corporate Tax Department, John
                                                          Hancock Financial Services, Inc. (until
                                                          2001).

---------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice           1994           Vice President and Compliance Officer, the   N/A
Born:  1959                 President                     Adviser and each of the John Hancock
                            and                           funds; Vice President, John Hancock Funds.
                            Compliance
                            Officer

---------------------------------------------------------------------------------------------------------------------
William H. King             Vice           1994           Vice President and Assistant Treasurer,      N/A
Born:  1952                 President                     the Adviser; Vice President and Treasurer
                            and                           of each of the John Hancock funds;
                            Treasurer                     Assistant Treasurer of each of the John
                                                          Hancock funds (until 2001).

---------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    1994           Senior Vice President, Secretary and Chief   N/A
Born:  1950                 President,                    Legal Officer, SAMCorp., the Adviser and
                            Secretary                     each of the John Hancock funds, John
                            and Chief                     Hancock Funds and The Berkeley Group; Vice
                            Legal Officer                 President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs.
Glavin, Moore and Farrell. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2002.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2002.

The  Investment  Performance  Committee  consists of Messrs.  Aronowitz  and Ms.
Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2002.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

-----------------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of holdings
                                     Dollar Range of Fund Shares     in John Hancock funds overseen by
Name of Trustee                      Owned by Trustee  (1)           Trustee (1)
-----------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                  $1-$10,000                      $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.              $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
William J. Cosgrove                  $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
Richard A. Farrell                   None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
William F. Glavin                    None                            $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Dr. John A. Moore                    None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Patti McGill Peterson                $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
John W. Pratt                        $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------
John M. DeCiccio                     None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Maureen R. Ford                      $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------

(1) Under the John Hancock Deferred Compensation Plan for Independent Trustees, an Independent Trustee may elect to earn a return on his deferred fees equal to the amount that he would have earned if the deferred fees amount were invested in one or more funds in the John Hancock fund complex. Under these circumstances, a trustee is not the legal owner of the underlying shares, but participates in any positive or negative return on those shares to the same extent as other shareholders. If the Trustees were deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be none and over $100,000 for Mr. Chapman, $1-$10,000 and over $100,000 for Mr. Cosgrove, $1-$10,000 and over $100,000 for Mr. Glavin, $1-$10,000 and over $100,000 for Dr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                                 Aggregate Compensation from   Total Compensation From the Fund and
Independent Trustees             the Fund (1)                  John Hancock Fund Complex to Trustees (2)
--------------------             ------------                  -----------------------------------------
Dennis J. Aronowitz
Richard P. Chapman*
William J. Cosgrove*
Richard A. Farrell
Gail D. Fosler +
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson
John Pratt
Total

(1) Compensation is for the current fiscal year ending October 31, 2002.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock

Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each other Independent Trustees servicing on thirty-one funds.

*As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309, Mr. Cosgrove was $207,842, Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ As of December 31, 2002, Ms. Fosler resigned as a Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of January 14, 2003, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of the Fund.

                                                    Class of             Percentage of total Outstanding
Name and Address of Shareholders                     Shares              Shares of the Class of the Fund
--------------------------------                     ------              -------------------------------
Sterling Trust Company                                 A                                %
FBO Champion Energy Corp.
1380 Lawrence St Suite 1400
Denver CO 80204-2060

MLPF&S For The Benefit of Its Customers                B                                %
Attn: Fund Administration 97DA3
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

Sterling Trust Company                                 C                                %
FBO Merchants & Manufacturers
Bancorp Retirement Plan
1380 Lawrence St Suite 1400
Denver CO 80204-2060

Sterling Trust Company                                 C                                %
FBO Starry Associates Ret Plan
1380 Lawrence St Suite 1400
Denver CO 80204-2060

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603,
was organized in 1968 and as of            has approximately $26 billion in
assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

      Average Daily Net Assets                                Annual Rate
      ------------------------                                -----------

      First $250 million                                         1.00%
      Next $250 million                                          0.80%
      Next $250 million                                          0.75%
      Amounts over $750 million                                  0.625%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Adviser's
management fee was $252,090, $208,015 and $       , respectively. After expense
reductions by the Adviser, the Adviser received no management fees for the fiscal years ended October 31, 2000, 2001 and 2002.


As of December 14, 2000, the Adviser has entered into a sub-investment management contract (the "sub-advisory agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Until May 11, 2001, as compensation for its services under the Sub-Advisory Agreement, the Adviser paid Nicholas-Applegate quarterly, in arrears, a fee at the annual rate of 55% of the investment advisory fee received by the Adviser. Effective May 11, 2001, the Adviser pays quarterly a sub-advisory fee to Nicholas-Applegate equal on an annual basis to (i) 0.50% of the first $500,000,000 of the average daily net asset value of the Fund; and

(ii) 0.45% of the average daily net asset value of the Fund in excess of $500,000,000. Nicholas-Applegate is a limited liability company organized under the laws of the State of Delaware partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

Until December 14, 2000, the Subadviser to the Fund was Indocam International Investment Services ("IIIS"). IIIS is a French corporation and a subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French bank group with a presence in financial centers around the world. IIIS is located at 90 Boulevard Pasteaur, Paris, France 75015. Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors.

Credit Agricole is one of the largest bank groups in the world. As compensation for its services under the Sub-Advisory Agreement, the Adviser was paying IIIS quarterly, in arrears, a fee at the annual rate of 55% of the investment advisory fee received by the Adviser. Until March 1, 2000, the Fund had another subadviser, John Hancock Advisers International Limited ("JHAI") located at 6th Floor, Duke's Court, 32-36 Duke Street, St. James's, London, England SW1Y6DF. JHAI was a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients. As compensation for its services under the Sub-Advisory Agreement, JHAI received from the Adviser a portion of its monthly fee equal to 0.70% on an annual basis of the average daily net asset value of the Fund for each calendar month up to $200 million of average daily net assets; and 0.6375% on an annual basis of the average daily net asset value over $200 million. JHAI agreed to waive all but 0.05% of its fee as of January 1, 2000 and its Sub-Advisory contract was terminated effective March 1, 2000. The Fund is not responsible for paying any Subadviser's fee.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent expenses) to 0.90% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, a Subadviser or any of their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other Funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or a Subadviser for the Fund or for other funds or clients for which the Adviser or a Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, a Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to their Advisory Agreements, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Subadviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Subadviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Subadviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Subadviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement and Sub-Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser and Subadviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable international funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser and Subadviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreements with the Adviser and Subadviser.

The continuation of the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement (discussed below) was approved by all of the Trustees in June of 1999. On December

12, 2000, the Trustees approved the termination of IIIS as Subadviser and appointed Nicholas-Applegate as Subadviser effective December 14, 2000. On April 25, 2001, the shareholders of the Fund approved the appointment of Nicholas-Applegate as Subadviser. The Advisory Agreement, the Nicholas-Applegate Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 2000, 2001 and 2002,
the Fund paid the Adviser $4,779, $4,160 and $      , respectively, for services
under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 2000, 2001 and 2002 were $122,328, $45,866 and
$       , respectively. Of such amounts $11,580, $5,706 and $       ,
respectively, were retained by John Hancock Funds in 2000, 2001 and 2002. Total underwriting commissions for sales of the Fund's Class C shares for the period from May 1, 2000 to October 31, 2000 and the fiscal year ended October 31, 200
and 2002 were $9,118, $4,901 and $       , respectively.. The remainder of the
underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year
ended October 31, 2002, an aggregate of $        of distribution expenses or
   % of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2002,
an aggregate of $        of distribution expenses or    % of the average net
assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.


Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.


Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 2002, the Fund paid John Hancock Funds the following amount of expenses in connection with their services for the Fund.

                                                         Expense Items
                                                         -------------

                                                                                                    Interest,
                                    Printing and                                                    Carrying or
                                    Mailing of                                                      Other
                                    Prospectuses to     Compensation to     Expenses of John        Finance
                  Advertising       New Shareholders    Selling Brokers     Hancock Funds           Charges
                  -----------       ----------------    ---------------     -------------           -------
Class A
Class B
Class C

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                                   Broker receives
                                   Sales charge           Broker receives          12b-1 service fee     Total broker
                                   paid by investors      maximum reallowance      (% of net             compensation (1)
Class A investments                (% of offering price)  (% of offering price)    investment) (3)       (% of offering price)
-------------------                ---------------------  ---------------------    ---------------       ---------------------
Up to $49,999                      5.00%                  4.01%                    0.25%                 4.25%
$50,000 - $99,999                  4.50%                  3.51%                    0.25%                 3.75%
$100,000 - $249,999                3.50%                  2.61%                    0.25%                 2.85%
$250,000 - $499,999                2.50%                  1.86%                    0.25%                 2.10%
$500,000 - $999,999                2.00%                  1.36%                    0.25%                 1.60%

Investments
of Class A share of
$1 million or more (4)
----------------------

First $1M - $4,999,999             --                     0.75%                    0.25%                 1.00%
Next $1 - $5M above that           --                     0.25%                    0.25%                 0.50% (2)
Next $1 or more above that         --                     0.00%                    0.25%                 0.25% (2)

                                                          Broker receives          Broker receives
                                                          maximum                  12b-1 service fee     Total broker
                                                          reallowance              (% of net             compensation (1)
Class B investments                                       (% of offering price)    investment) (3)       (% of offering price)
-------------------                                       ---------------------    ---------------       ---------------------

All amounts                        --                     3.75%                    0.25%                 4.00%

                                                          Broker receives          Broker receives
                                                          maximum                  12b-1 service fee     Total broker
                                                          reallowance              (% of net             compensation (1)
Class C investments                                       (% of offering price)    Investment) (3)       (% of offering price)
-------------------                                       --------------------     ---------------       ---------------------

Over $1,000,000 or amounts
purchased at NAV                   --                      .75%                    0.25%                 1.00%
All other amounts                  1.00%                  1.75%                    0.25%                 2.00%


                                                          Broker receives          Broker receives
                                                          maximum                  12b-1 service         Total broker
                                                          reallowance              fee (% of net         compensation (1)
Class I investments                                       (% of offering price)    investment) (3)       (% of offering price)
-------------------                                       --------------------     ---------------       ---------------------

All amounts                        --                     0.00%                    0.00%                 0.00% (5)

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.


(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 fees quarterly in arrears.

(4) John Hancock Funds reduce aggregate investments by the amount of recent redemptions.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.


CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services"), is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter, son-in-law, niece, nephew, grandparents, and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approval by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception the Fund account. Each of these investors may purchase Class A shares with no initial sales charges. However, if the shares are redeemed within 12 months after the end of the calendar years in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                      CDSC Rate
      ---------------                                      ---------
      $1 to $4,999,999                                     1.00%
      Next $5 million to $9,999,999                        0.50%
      Amounts of $10 million and over                      0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money

Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.


Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors.


DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchase of both Class B and Class C of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per share (50 x 12)     $600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                  (200.00)
      o Minus proceeds of 10 shares not subject to CDSC
        (dividend reinvestment)                                       (120.00)
                                                                      -------
      o Amount subject to CDSC                                        $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify

      Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.


For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described under the Internal Revenue Code) unless otherwise noted:


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived             Waived           Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived             Waived           Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived             Waived           Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for         Waived for       Waived for       Waived for        12% of account
(Class B and Class C    annuity payments   annuity          annuity          annuity           value annually
only)                   (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                        account value      or 12% of        or 12% of        or 12% of         payments
                        annually in        account value    account value    account value
                        periodic           annually in      annually in      annually in
                        payments.          periodic         periodic         periodic
                                           payments.        payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived             Waived           N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived         Not Waived       Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived             Waived           Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived             Waived           Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived             Waived           Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES


The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I. Class I shares are discussed in a separate Statement of Additional Information.


The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matter relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the , same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes") paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/ or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata shares of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. The Fund's carryforwards expire as follows: $1,042,558 expires in October 31, 2008 and $7,695,523 expires October 31, 2009.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forward, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisors about the applicability of the backup withholding provisions.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Because the Fund is not generally anticipated to invest a significant portion of its assets in the stock of such U.S. corporations, it is unlikely that a substantial portion of its distributions will qualify for the dividends received deduction. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and to the extent such basis would be reduced below zero, that current recognition of income would be required.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2002, the average annual total returns before taxes of the Class A shares of the Fund for the one and five year periods and from the
commencement of operations on January 3, 1994 were    %,    % and    %,
respectively.

As of October 31, 2002, the average annual returns before taxes for the Fund's Class B shares for the one and five year periods and from the commencement of
operations on January 3, 1994 were    %,    % and    %, respectively.

As of October 31, 2002, the average annual returns before taxes for the Fund's Class C shares for the one year period and from the commencement of operations
on June 1, 1998 was    % and    %.

As of October 31, 2002, the average annual returns before taxes for the Fund's Class I shares for the one year period and from the commencement of operations
on March 1, 2002 was    % and    %.


The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1 year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ERV

Where:
      P =         a hypothetical initial payment of $1,000.
      T =         average annual total return.
      n =         number of years.
      ERV =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year. 5-year and 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV
              D

Where:

           P =    a hypothetical initial payment of $1,000.
           T =    average annual total return (after taxes on distributions).
           n =    number of years.
        ATV  =    ending value of a hypothetical $1,000 payment made at the
           D      beginning of the 1-year. 5-year and 10-year periods (or
                  fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV
              DR

Where:

            P =   a hypothetical initial payment of $1,000.
            T =   average annual total return (after taxes on distributions and redemption).
            n =   number of years.
        ATV   =   ending value of a hypothetical $1,000 payment made at the
           DR     beginning of the 1-year. 5-year and 10-year periods (or
                  fractional portion), after taxes on fund distributions and redemption

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations also assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period of time. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any period of time. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors, including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

The Sub-Adviser is required to effect ll transacons in portfolio securities through the Adviser's trading desk. Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the subadviser under the supervision of and under the guidelines established by the Adviser, which consists of officers and directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.


The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser or subadviser of the Fund, and their value and expected contribution to the performance of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. For the fiscal year ended October 31, 2002, the Fund paid $ in commissions to compensate brokers for research services.

Research services received from broker-dealers supplement the Adviser's or Subadviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's or subadviser's personnel with respect to computerized systems and data furnished to the Adviser or subadviser's as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or subadviser's since the broker-dealers used by the Adviser or subadviser's tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser or subadviser's with a diverse perspective on financial markets. Research services provided to the Adviser or subadviser's by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or subadviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser or subadviser believe that the research services are beneficial in supplementing the Adviser's or subadviser research and analysis and that they improve the quality of the Adviser's or subadviser investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or subadviser. The advisory fee paid by the Fund is not reduced because the Adviser or subadviser receives such services. However, to the extent that the Adviser or subadviser's would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser or subadviser's could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or subadviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or subadviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser, in connecton with the subadviser, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser or subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the

Trustees. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid negotiated commissions of $101,052, $223,172 and $ .

The Adviser or subadviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser or subadviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or subadviser will not use a specific formula in connection with any of these considerations to determine the target levels.

The Adviser's indirect parent, the Life Company is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid no brokerage commissions to any Affiliated Broker.


Allianz AG, the parent of Nicholas Applegate Capital Management ("NACM"), has several affiliates engaged in the brokerage business: Bayerische Hypo-und Vereinsbank AG, HPV, HVB Capital Markets; Credit Lyonnais SA; Dresdner, Dresdner Kleinwort Benson, Dresdner Kleinwort Wasserstein; Deutsche Bank AG, Deutsche Bank Alex Brown, Deutsche Morgan Grenfell; Grantchester Securities Inc; IKB Deutsche Industriebank AG; Munchener Ruckversicherungs-Gesellschaft AG, Munich Re; National Discount Brokers Group, Inc., NDB Capital Markets; UniCredito Italiano S.p.A., UniCredit Banco Mobiliare S.p.A.; US Allianz Securities, Inc.; Williams Capital Group. (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the period from December 14, 2000 through October 31, 2001, the Fund paid $3,616 to Affiliated Brokers of NACM. During the fiscal year ended October 31, 2001, this amounted to approximately 2.26% of the aggregate brokerage commissions paid by the Fund for the transactions involving approximately 1.79% of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

Credit Agricole, the parent of Indocam International Investment Services ("IIIS"), the Fund's subadviser until December 13, 2000, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd, London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal years ended October 31, 1999, 2000 and for the period from November 1, 2000 through October 12, 2000, the Fund paid $0, $0 and $1,899, respectively, for portfolio transactions with Affiliated Brokers of IIIS. During the fiscal year ended October 31, 2001, this amounted to approximately 1.18% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0.61% of the aggregate dollar amount of transactions for when the Fund paid brokerage commissions.

Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services an annual fee of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses for Class A, B and C shares are aggregated and allocated to each class on the basis of their relative net asset values. The Fund pays Signature Services an annual fee of 0.05% of average daily net assets attributable to Class I shares plus certain out-of pocket expenses.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX B

DESCRIPTION OF BOND RATINGS

Standard & Poor's Bond Ratings

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

      Conditional ratings, indicated by "Con," are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probable credit status upon completion of that act or fulfillment of that condition.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholder's for the year ended October 31, 2002 (filed
electronically on December   , 2002, accession number 0000928816-02-       and
are included in and incorporated by reference into Part B of the Registration Statement for John Hancock International Fund (file no. 811-4630 and 33-4559).

John Hancock Investment Trust III
      John Hancock International Fund

Statement of Assets and Liabilities as of October 31, 2002.
   Statement of Operations for year ended October 31, 2002.
   Statement of Changes in Net Assets for the two years ended October 31, 2002. Financial Highlights.
   Notes to Financial Statements.
   Schedule of Investments as of October 31, 2002.
   Report of Independent Auditors.

                           JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 2.14.03         European Equity Fund

    [LOGO](R)              As with all mutual funds, the Securities and Exchange
------------------         Commission has not approved or disapproved this fund
JOHN HANCOCK FUNDS         or determined whether the information in this
                           prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

A summary of the fund's           European Equity Fund                         4
goals, strategies, risks,
performance and expenses.


Policies and instructions for     Your account
opening, maintaining and
closing an account.               Choosing a share class                       6
                                  How sales charges are calculated             6
                                  Sales charge reductions and waivers          7
                                  Opening an account                           8
                                  Buying shares                                9
                                  Selling shares                              10
                                  Transaction policies                        12
                                  Dividends and account policies              12
                                  Additional investor services                13


Further information on the        Fund details
fund.
                                  Business structure                          14
                                  Financial highlights                        15


                                  For more information                back cover

European Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities (including common and preferred stocks and their equivalents) of European companies. These companies derive more than half of their revenues from European operations, are organized under European law or are traded principally on European stock exchanges. While the fund invests most heavily in developed economies, it is permitted to invest in securities of European emerging market companies.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual companies throughout Europe. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of European countries that are expected to provide the best opportunities for meeting the fund's investment objective.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '99, 25.43%
Worst quarter: Q1 '01, -20.00%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
MSCI Europe Index, an unmanaged index of European stocks.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
                                                1999     2000     2001     2002

                                               17.51%  -16.41%  -27.24%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-02
--------------------------------------------------------------------------------
                                            1 year   Life of   Life of   Life of
                                                     Class A   Class B   Class C
Class A before tax (began 3-2-98)          -30.87%    -6.80%        --        --
Class A after tax on distributions         -30.87%    -6.80%        --        --
Class A after tax on distributions,
with sale                                  -18.80%    -5.32%        --        --
Class B before tax (began 6-1-98)          -31.42%        --    -9.95%        --
Class C before tax (began 3-1-99)          -29.25%        --        --   -10.53%
--------------------------------------------------------------------------------
MSCI Europe Index                          -21.23%    -2.58%    -5.18%    -5.36%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. Because the fund focuses on a single region of the world, its performance may be more volatile than that of a fund that invests globally. European issues denominated in euros are subject to the risk that the euro may decline in value against the U.S. dollar. Also, applying a single monetary policy to countries with different economic trends could hurt issuers in some countries, and the failure of a monetary union could disrupt European economies.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. European stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses (1)                   Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                              5.00%    5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                 5.00%     none    1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)    5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses                              Class A  Class B  Class C
--------------------------------------------------------------------------------
Management fee                                           0.90%    0.90%    0.90%
Distribution and service (12b-1) fees                    0.30%    1.00%    1.00%
Other expenses                                           1.45%    1.45%    1.45%
Total fund operating expenses                            2.65%    3.35%    3.35%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses (3)                                Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $755    $1,282    $1,835    $3,334
Class B with redemption                       $838    $1,330    $1,945    $3,482
Class B without redemption                    $338    $1,030    $1,745    $3,482
Class C with redemption                       $533    $1,120    $1,828    $3,703
Class C without redemption                    $434    $1,120    $1,828    $3,703

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."
(3) The Adviser has agreed to limit expenses on Classes A, B and C shares to 1.90%, 2.60% and 2.60%, respectively until 2/28/03. This limitation has not been reflected in these expenses.

================================================================================

SUBADVISER

Nicholas-Applegate Capital Management

U.S.-based team responsible for day-to-day investment management since December 2000

Founded in 1984

Supervised by the adviser

FUND CODES

Class A         Ticker           JHEAX
                CUSIP            410233886
                Newspaper        EuropeA
                SEC number       811-4932
                JH fund number   92

Class B         Ticker           JHEBX
                CUSIP            410233878
                Newspaper        EuropeB
                SEC number       811-4932
                JH fund number   192

Class C         Ticker           JHECX
                CUSIP            410233860
                Newspaper        --
                SEC number       811-4932
                JH fund number   592

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the "Your Expenses" information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                             As a % of          As a % of your
Your investment              offering price     investment
Up to $49,999                5.00%              5.26%
$50,000 - $99,999            4.50%              4.71%
$100,000 - $249,999          3.50%              3.63%
$250,000 - $499,000          2.50%              2.56%
$500,000 - $999,999          2.00%              2.04%
$1,000,000 and over          See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                             As a % of          As a % of your
Your investment              offering price     investment
Up to $1,000,000             1.00%              1.01%
$1,000,000 and over          none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                       CDSC on shares
Your investment                        being sold
First $1M - $4,999,999                 1.00%
Next $1 - $5M above that               0.50%
Next $1 or more above that             0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge. Class B and Class C A CDSC may be charged if you sell

Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold
1st year                        5.00%
2nd year                        4.00%
3rd or 4th year                 3.00%
5th year                        2.00%
6th year                        1.00%
After 6th year                  none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold
1st year                        1.00%
After 1st year                  none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of the prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 7

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an
              financial representative, or      account statement. If no slip
              mail them to Signature            is available, include a note
              Services (address below).         specifying the fund name,
                                                your share class, your
                                                account number and the
                                                name(s) in which the account
                                                is registered.

                                              o Deliver the check and your
                                                investment slip or note to
                                                your financial
                                                representative, or mail them
                                                to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between
              Services to request an            funds.
              exchange.
                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire
              application to your financial     the amount of your investment
              representative, or mail it to     to:
              Signature Services.                First Signature Bank & Trust
                                                 Account # 900000260
            o Obtain your account number by      Routing # 211475000
              calling your financial
              representative or Signature     Specify the fund name, your
              Services.                       share class, your account
                                              number and the name(s) in which
            o Instruct your bank to wire      the account is registered. Your
              the amount of your investment   bank may charge a fee to wire
              to:                             funds.
               First Signature Bank & Trust
               Account # 900000260
               Routing # 211475000

            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may
            charge a fee to wire funds.

By Internet

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
----------------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction
                                                or complete a stock power
            o Sales of any amount.              indicating the fund name,
                                                your share class, your
                                                account number, the name(s)
                                                in which the account is
                                                registered and the dollar
                                                value or number of shares you
                                                wish to sell.

                                              o Include all signatures and
                                                any additional documents that
                                                may be required (see next
                                                page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from
            o Sales of up to $100,000.          your funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell      o To verify that the Internet
              any amount.                       or telephone redemption
                                                privilege is in place on an
            o Requests by Internet or phone     account, or to request the
              to sell up to $100,000.           form to add it to an existing
                                                account, call Signature
                                                Services.

                                              o Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus
                                                for the fund into which you
            o Sales of any amount.              are exchanging by Internet or
                                                by calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between
                                                your funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or          o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   o On the letter, the signatures and
                                          titles of all persons authorized to
                                          sign for the account, exactly as
                                          the account is registered.

                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate, sole               o Letter of instruction.
proprietorship, general partner or
association accounts.                   o Corporate business/organization
                                          resolution, certified within the
                                          past 12 months, or a John Hancock
                                          Funds business/organization
                                          certification form.

                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.

                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.

                                        o On the letter, the signature(s) of
                                          the trustee(s).

                                        o Copy of the trust document
                                          certified within the past 12
                                          months, or a John Hancock Funds
                                          trust certification form.

                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders with         o Letter of instruction signed by
rights of survivorship whose              surviving tenant.
co-tenants are deceased.
                                        o Copy of death certificate.

                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor,
                                          certified within the past 12
                                          months.

                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
----------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, the fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund may also refuse any exchange order. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Account Information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the NAV minus any applicable sales charges and take other steps that it deems reasonable.

Certificated shares The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. If the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your


12 YOUR ACCOUNT
proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the fund have the power to change the fund's investment goal without shareholder approval.

The trustees of the fund have the power to change the focus of the fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The management firm The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of ___________, 2002 managed approximately $26 billion in assets.

Management fee The fund pays the investment adviser a management fee at an annual rate of 0.90% of the fund's average daily net assets.

                                  ------------
                                  Shareholders
                                  ------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                     Markets the fund and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

                -------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
                -------------------------------------------------

                -------------------------------------------------
                                   Subadviser

                               Nicholas-Applegate
                               Capital Management
                                600 West Broadway
                           San Diego, California 92101

                          Provides portfolio management
                                  to the fund.
                -------------------------------------------------

                -------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the fund's business and
                             investment activities.
                -------------------------------------------------

                -------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                      Holds the fund's assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                           calculating the fund's NAV.
                -------------------------------------------------

                                                                         Asset
                                                                      management

                -------------------------------------------------
                                    Trustees

                         Oversee the fund's activities.
                -------------------------------------------------


14 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

European Equity Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                      10-31-98(1)    10-31-99    10-31-00    10-31-01     10-31-02
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.00         $10.07      $11.16      $10.98        $7.80
Net investment income (loss)(2)                                       0.01          (0.04)      (0.06)         --(3)     (0.01)
Net realized and unrealized gain (loss) on investments                0.06           1.13       (0.12)      (3.18)       (1.35)
Total from investment operations                                      0.07           1.09       (0.18)      (3.18)       (1.36)
Net asset value, end of period                                      $10.07         $11.16      $10.98       $7.80        $6.44
Total return(4,5) (%)                                                 0.70(6)       10.82       (1.61)     (28.96)      (17.44)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $12            $14         $13          $8           $6
Ratio of expenses to average net assets (%)                           1.90(7)        1.90        1.90        1.90         1.90
Ratio of adjusted expenses to average net assets(8) (%)               3.31(7)        2.23        2.30        3.02         2.65
Ratio of net investment income (loss) to average net assets (%)       0.16(7)       (0.38)      (0.52)       0.03        (0.08)
Portfolio turnover (%)                                                  31             64          97         260          198

CLASS B SHARES PERIOD ENDED:                                      10-31-98(1)    10-31-99    10-31-00    10-31-01     10-31-02
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.07         $10.04      $11.06      $10.80        $7.62
Net investment loss(2)                                               (0.04)         (0.12)      (0.15)      (0.06)       (0.06)
Net realized and unrealized gain (loss) on investments               (0.99)          1.14       (0.11)      (3.12)       (1.32)
Total from investment operations                                     (1.03)          1.02       (0.26)      (3.18)       (1.38)
Net asset value, end of period                                      $10.04         $11.06      $10.80       $7.62        $6.24
Total return(5,6) (%)                                                (9.30)(6)      10.16       (2.35)     (29.44)      (18.11)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $16            $15         $15          $8           $6
Ratio of expenses to average net assets (%)                           2.60(7)        2.60        2.60        2.60         2.60
Ratio of adjusted expenses to average net assets(8) (%)               4.01(7)        2.93        3.00        3.72         3.35
Ratio of net investment loss to average net assets (%)               (1.12)(7)      (1.08)      (1.23)      (0.67)       (0.78)
Portfolio turnover (%)                                                  31             64          97         260          198


                                                                 FUND DETAILS 15

European Equity Fund continued

CLASS C SHARES PERIOD ENDED:                                10-31-99(1)      10-31-00      10-31-01      10-31-02
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.64           $11.06        $10.80         $7.62
Net investment loss(2)                                         (0.07)           (0.13)        (0.06)        (0.06)
Net realized and unrealized gain (loss) on investments          0.49            (0.13)        (3.12)        (1.32)
Total from investment operations                                0.42            (0.26)        (3.18)        (1.38)
Net asset value, end of period                                $11.06           $10.80         $7.62         $6.24
Total return(4,5) (%)                                           3.95(6)         (2.35)       (29.44)       (18.11)
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           --(9)            --(9)         --(9)         --(9)
Ratio of expenses to average net assets (%)                     2.60(7)          2.60          2.60          2.60
Ratio of adjusted expenses to average net assets(8) (%)         2.93(7)          3.00          3.72          3.35
Ratio of net investment loss to average net assets (%)         (1.17)(7)        (1.16)        (0.61)        (0.78)
Portfolio turnover (%)                                            64               97           260           198

(1) Class A, Class B and Class C shares began operations on 3-2-98, 6-1-98 and 3-1-99, respectively.
(2)   Based on the average of the shares outstanding.
(3)   Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6)   Not annualized.
(7)   Annualized.
(8) Does not take into consideration expense reductions during the periods shown.
(9)   Less than $500,000.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the period or year ended October 31, 1998, 1999, 2000, 2001 and 2002 for Class A would have been (0.24%), 10.49%,
(2.01%), (30.08%) and __________, for Class B (9.89%), 9.83%, (2.75%), (30.56%)
and ________, and for Class C, the returns for the period or year ended October 31, 1999, 2000, 2001 and 2002 would have been 3.73%, (2.75%), (30.56%) and
________, respectively.


16 FUND DETAILS

For more information

Two documents are available that offer further information on John Hancock European Equity Fund:

Annual/Semiannual Report to Shareholders Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI) The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in
Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2003 JOHN HANCOCK FUNDS, LLC                                     920PN   2/03

[LOGO](R)                                                          -------------
                                                                     PRSRT STD
John Hancock Funds, LLC                                            U.S. POSTAGE
MEMBER NASD                                                           P A I D
101 Huntington Avenue                                               BOSTON, MA
Boston, MA 02199-7603                                              PERMIT NO. 11
                                                                   -------------
www.jhfunds.com

                           JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 2.14.03         Global Fund

    [LOGO](R)              As with all mutual funds, the Securities and Exchange
------------------         Commission has not approved or disapproved this fund
JOHN HANCOCK FUNDS         or determined whether the information in this
                           prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------

A summary of the fund's           Global Fund                                  4
goals, strategies, risks,
performance and expenses.


Policies and instructions for     Your account
opening, maintaining and
closing an account.               Choosing a share class                       6
                                  How sales charges are calculated             6
                                  Sales charge reductions and waivers          7
                                  Opening an account                           8
                                  Buying shares                                9
                                  Selling shares                              10
                                  Transaction policies                        12
                                  Dividends and account policies              12
                                  Additional investor services                13


Further information on the        Fund details
fund.
                                  Business structure                          14
                                  Financial highlights                        15


                                  For more information                back cover

Global Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in common stocks of foreign and U.S. companies of any size. The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers focus on a "bottom-up" analysis on the financial conditions and competitiveness of individual companies throughout the world. In analyzing specific companies for possible investment, the managers ordinarily look for several of the following characteristics that will enable the companies to compete successfully in their respective markets:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing.

The managers consider whether to sell a particular security when any of those factors materially changes. The managers allocate the fund's assets among securities of countries that are expected to provide the best opportunities for meeting the fund's investment objective.

The fund may invest in emerging market countries. The fund may also use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal conditions, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns
Best quarter: Q4 '98, 20.73%
Worst quarter: Q3 '01, -24.70%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
MSCI All Country World Free Index, an unmanaged index of freely traded stocks of foreign and U.S. companies.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
   1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

  34.59%  -4.87%  10.60%  12.68%   7.30%  21.52%  21.77% -23.43% -33.12%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-02
--------------------------------------------------------------------------------
                                          1 year    5 year    10 year    Life of
                                                                         Class C
Class A before tax                       -36.47%    -5.04%         --         --
Class A after tax on distributions       -38.57%    -5.51%      1.74%         --
Class A after tax on distributions,
with sale                                -38.57%    -6.21%      0.22%         --
Class B after tax                        -23.49%    -4.02%      1.21%         --
Class C before tax (began 3-1-99)        -36.63%        --         --    -15.92%
--------------------------------------------------------------------------------
MSCI All Country World Free Index        -17.26%     3.53%      6.10%     -3.97%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Foreign investments are more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social instability and political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

The fund's management strategy has a significant influence on fund performance. If the fund invests in countries or regions that experience economic downturns, performance could suffer. In addition, if certain investments or industries do not perform as expected, or if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o     Certain derivatives could produce disproportionate losses.

o Stocks of small and medium size companies can be more volatile than those of larger companies.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                Class A    Class B    Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                          5.00%      5.00%      2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price                5.00%       none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                                  none(2)      5.00%      1.00%

--------------------------------------------------------------------------------
Annual operating expenses                          Class A    Class B    Class C
--------------------------------------------------------------------------------
Management fee                                       0.90%      0.90%      0.90%
Distribution and service (12b-1) fees                0.30%      1.00%      1.00%
Other expenses                                       1.15%      1.15%      1.15%
Total fund operating expenses                        2.35%      3.05%      3.05%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                       $726    $1,197    $1,693    $3,052
Class B with redemption                       $808    $1,242    $1,801    $3,202
Class B without redemption                    $308      $942    $1,601    $3,202
Class C with redemption                       $504    $1,033    $1,685    $3,431
Class C without redemption                    $405    $1,033    $1,685    $3,431

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

SUBADVISER

Nicholas-Applegate Capital Management
U.S.-based team responsible for day-to-day investment management since December 2000

Founded in 1984

Supervised by the adviser

FUND CODES

Class A         Ticker           JHGAX
                CUSIP            409906104
                Newspaper        GlobA
                SEC number       811-4630
                JH fund number   3

Class B         Ticker           FGLOX
                CUSIP            409906203
                Newspaper        GlobB
                SEC number       811-4630
                JH fund number   103

Class C         Ticker           JHGCX
                CUSIP            409906815
                Newspaper        --
                SEC number       811-4630
                JH fund number   503

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the "Your Expenses" information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                             As a % of          As a % of your
Your investment              offering price     investment
Up to $49,999                5.00%              5.26%
$50,000 - $99,999            4.50%              4.71%
$100,000 - $249,999          3.50%              3.63%
$250,000 - $499,000          2.50%              2.56%
$500,000 - $999,999          2.00%              2.04%
$1,000,000 and over          See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                             As a % of          As a % of your
Your investment              offering price     investment
Up to $1,000,000             1.00%              1.01%
$1,000,000 and over          none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                       CDSC on shares
Your investment                        being sold
First $1M - $4,999,999                 1.00%
Next $1 - $5M above that               0.50%
Next $1 or more above that             0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge. Class B and Class C A CDSC may be charged if you sell

Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold
1st year                        5.00%
2nd year                        4.00%
3rd or 4th year                 3.00%
5th year                        2.00%
6th year                        1.00%
After 6th year                  none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase            CDSC on shares being sold
1st year                        1.00%
After 1st year                  none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of the prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 7

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an
              financial representative, or      account statement. If no slip
              mail them to Signature            is available, include a note
              Services (address below).         specifying the fund name,
                                                your share class, your
                                                account number and the
                                                name(s) in which the account
                                                is registered.

                                              o Deliver the check and your
                                                investment slip or note to
                                                your financial
                                                representative, or mail them
                                                to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between
              Services to request an            funds.
              exchange.
                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire
              application to your financial     the amount of your investment
              representative, or mail it to     to:
              Signature Services.                First Signature Bank & Trust
                                                 Account # 900000260
            o Obtain your account number by      Routing # 211475000
              calling your financial
              representative or Signature     Specify the fund name, your
              Services.                       share class, your account
                                              number and the name(s) in which
            o Instruct your bank to wire      the account is registered. Your
              the amount of your investment   bank may charge a fee to wire
              to:                             funds.
               First Signature Bank & Trust
               Account # 900000260
               Routing # 211475000

            Specify the fund name, your
            choice of share class, the new
            account number and the name(s)
            in which the account is
            registered. Your bank may
            charge a fee to wire funds.

By Internet

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "Bank
                                                Information" section on your
                                                account application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
----------------------------------------------


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction
                                                or complete a stock power
            o Sales of any amount.              indicating the fund name,
                                                your share class, your
                                                account number, the name(s)
                                                in which the account is
                                                registered and the dollar
                                                value or number of shares you
                                                wish to sell.

                                              o Include all signatures and
                                                any additional documents that
                                                may be required (see next
                                                page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from
            o Sales of up to $100,000.          your funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell      o To verify that the Internet
              any amount.                       or telephone redemption
                                                privilege is in place on an
            o Requests by Internet or phone     account, or to request the
              to sell up to $100,000.           form to add it to an existing
                                                account, call Signature
                                                Services.

                                              o Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus
                                                for the fund into which you
            o Sales of any amount.              are exchanging by Internet or
                                                by calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between
                                                your funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or          o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   o On the letter, the signatures and
                                          titles of all persons authorized to
                                          sign for the account, exactly as
                                          the account is registered.

                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate, sole               o Letter of instruction.
proprietorship, general partner or
association accounts.                   o Corporate business/organization
                                          resolution, certified within the
                                          past 12 months, or a John Hancock
                                          Funds business/organization
                                          certification form.

                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.

                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.

                                        o On the letter, the signature(s) of
                                          the trustee(s).

                                        o Copy of the trust document
                                          certified within the past 12
                                          months, or a John Hancock Funds
                                          trust certification form.

                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders with         o Letter of instruction signed by
rights of survivorship whose              surviving tenant.
co-tenants are deceased.
                                        o Copy of death certificate.

                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor,
                                          certified within the past 12
                                          months.

                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
----------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, the fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund may also refuse any exchange order. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Account Information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the NAV minus any applicable sales charges and take other steps that it deems reasonable.

Certificated shares The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. If the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more


12 YOUR ACCOUNT
of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The management firm The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of ___________, 2002 managed approximately $26 billion in assets.

Management fee For the fiscal year ended October 31, 2002, the fund paid the investment adviser a management fee at an annual rate of 0.90% of the fund's average daily net assets.

                                  ------------
                                  Shareholders
                                  ------------

  Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                              their representatives

                      Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                     Markets the fund and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

                -------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
                -------------------------------------------------

                -------------------------------------------------
                                   Subadviser

                               Nicholas-Applegate
                               Capital Management
                                600 West Broadway
                           San Diego, California 92101

                          Provides portfolio management
                                  to the fund.
                -------------------------------------------------

                -------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the fund's business and
                             investment activities.
                -------------------------------------------------

                -------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                            New York, New York 10286

                      Holds the fund's assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                           calculating the fund's NAV.
                -------------------------------------------------

                                                                         Asset
                                                                      management

                -------------------------------------------------
                                    Trustees

                         Oversee the fund's activities.
                -------------------------------------------------


14 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Global Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                               10-31-98         10-31-99      10-31-00      10-31-01      10-31-02
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.94           $13.46        $15.24        $13.64         $7.71
Net investment loss(1)                                        (0.05)           (0.03)        (0.08)        (0.11)        (0.10)
Net realized and unrealized gain (loss) on investments         1.53             2.67         (0.91)        (5.82)        (1.01)
Total from investment operations                               1.48             2.64         (0.99)        (5.93)        (1.11)
Less distributions
From net realized gain                                        (0.96)           (0.86)        (0.61)           --            --
Net asset value, end of period                               $13.46           $15.24        $13.64         $7.71         $6.60
Total return(2) (%)                                           11.88            20.90         (6.90)       (43.48)       (14.40)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $121             $128          $105           $51           $39
Ratio of expenses to average net assets (%)                    1.82             1.78          1.87          2.14          2.35
Ratio of net investment loss to average net assets (%)        (0.33)           (0.23)        (0.52)        (1.01)        (1.31)
Portfolio turnover (%)                                          160              176           182           297           264

CLASS B SHARES PERIOD ENDED:                               10-31-98         10-31-99      10-31-00      10-31-01      10-31-02
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.39           $12.76        $14.30        $12.67         $6.93
Net investment loss(1)                                        (0.13)           (0.11)        (0.18)        (0.17)        (0.14)
Net realized and unrealized gain (loss) on investments         1.46             2.51         (0.84)        (5.57)        (0.89)
Total from investment operations                               1.33             2.40         (1.02)        (5.74)        (1.03)
Less distributions
From net realized gain                                        (0.96)           (0.86)        (0.61)           --            --
Net asset value, end of period                               $12.76           $14.30        $12.67         $6.93         $5.90
Total return(2) (%)                                           11.15            20.12         (7.60)       (45.30)       (14.86)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $55              $54           $41           $17           $11
Ratio of expenses to average net assets (%)                    2.46             2.37          2.57          2.84          3.05
Ratio of net investment loss to average net assets (%)        (0.97)           (0.82)        (1.25)        (1.72)        (2.01)
Portfolio turnover (%)                                          160              176           182           297           264

CLASS C SHARES PERIOD ENDED:                                              10-31-99(3)     10-31-00      10-31-01      10-31-02
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $12.88        $14.30        $12.67         $6.93
Net investment loss(1)                                                         (0.10)        (0.15)        (0.17)        (0.14)
Net realized and unrealized gain (loss) on investments                          1.52         (0.87)        (5.57)        (0.89)
Total from investment operations                                                1.42         (1.02)        (5.74)        (1.03)
Less distributions
From net realized gain                                                            --         (0.61)           --            --
Net asset value, end of period                                                $14.30        $12.67         $6.93         $5.90
Total return(2) (%)                                                            11.02(4)      (7.60)       (45.30)       (14.86)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                           --(5)         $1            $1            $1
Ratio of expenses to average net assets (%)                                     2.48(6)       2.57          2.84          3.05
Ratio of net investment loss to average net assets (%)                         (1.01)(6)     (1.06)        (1.72)        (2.01)
Portfolio turnover (%)                                                           176           182           297           264

(1)   Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on 3-1-99.
(4)   Not annualized.
(5)   Less than $500,000.
(6)   Annualized.


                                                                 FUND DETAILS 15

For more information

Two documents are available that offer further information on John Hancock Global Fund:

Annual/Semiannual Report to Shareholders Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in
Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2003 JOHN HANCOCK FUNDS, LLC                                     030PN   2/03

[LOGO](R)                                                          -------------
                                                                     PRSRT STD
John Hancock Funds, LLC                                            U.S. POSTAGE
MEMBER NASD                                                           P A I D
101 Huntington Avenue                                               BOSTON, MA
Boston, MA 02199-7603                                              PERMIT NO. 11
                                                                   -------------
www.jhfunds.com

                        JOHN HANCOCK EUROPEAN EQUITY FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                February 14, 2003


This Statement of Additional Information provides information about John Hancock European Equity Fund (the "Fund") in addition to the information that is contained in the combined International Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock World Fund (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page
Organization of the Fund .................................................     2
Investment Objective and Policies ........................................     2
Investment Restrictions ..................................................    12
Those Responsible for Management .........................................    16
Investment Advisory and Other Services ...................................    22
Distribution Contracts ...................................................    26
Sales Compensation .......................................................    28
Net Asset Value ..........................................................    30
Initial Sales Charge on Class A and Class C Shares .......................    30
Deferred Sales Charge on Class B  and Class C Shares .....................    33
Special Redemptions ......................................................    37
Additional Services and Programs .........................................    37
Purchases and Redemptions through Third Parties ..........................    39
Description of the Fund's Shares .........................................    39
Tax Status ...............................................................    40
Calculation of Performance ...............................................    45
Brokerage Allocation .....................................................    47
Transfer Agent Services ..................................................    51
Custody of Portfolio .....................................................    51
Independent Auditors .....................................................    51
Appendix A - Description of Investment Risk ..............................   A-1
Appendix B - Description of Bond and Commercial Paper Ratings ............   B-1
Financial Statements .....................................................   F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end, investment management company organized as a Massachusetts business trust on August, 1986 under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

The Fund's Sub-Adviser is Nicholas-Applegate Capital Management
("Nicholas-Applegate"), (the "Sub-Adviser"). Nicholas-Applegate is responsible for providing investment advice to the Fund, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risk. The investment objective is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term growth capital. The Fund will seek to accomplish this objective through investment in a diversified portfolio of European equity securities. These issuers ("European Issuers") will consist of:

      (1) companies the equity securities of which are traded principally on stock exchanges in Europe;

      (2) companies deriving at least 50% of their total revenue from goods produced, sales made or services performed in Europe; or

      (3)   companies that are organized under the laws of European countries,

The principal European countries in which the Fund will invest are the established markets of Germany, France, England, Sweden, Denmark, Spain, Switzerland, Italy, Netherlands, Belgium, Norway, Portugal, Ireland and Finland.

Under normal circumstances, the Fund will invest at least 80% of its Assets in the equity securities of European Issuers. For this purpose, equity securities consist of common stock, warrants and securities convertible into common stock. The balance of the Fund's assets will be invested in (1) equity securities of European Issuers which trade principally on developing or "emerging" market stock exchanges and (2) investment grade debt securities (i.e., rated BBB, Baa or higher by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Services, Inc. ("Moody's"), or, if unrated by either such service, determined to be of comparable quality by the Adviser or the Sub-Adviser) of U.S. and European companies and governments and U.S. and European bank certificates of deposit. Debt securities rated BBB or Baa and unrated securities of equivalent quality are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's capacity to pay interest and repay principal.

With respect to the Fund's investment policy of investing at least 80% of its Assets in equity securities of European companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

Under normal circumstances, up to 20% of the Fund's its Assets may be held in cash or investment grade short-term securities and repurchase agreements (denominated in U.S. dollars) to meet anticipated redemptions of the Fund's shares. In abnormal circumstances, all or any part of the Fund's assets may be temporarily invested in money market instruments, including but not limited to governmental obligations, certificates of deposit, bankers' acceptances, commercial paper and investment grade short-term corporate debt securities, cash and repurchase agreements. Any of the foregoing, including cash, may be denominated in U.S. or foreign currencies and may be obligations of foreign issuers.

The Fund has not established any limitations on the allocation of investments among the European countries. The portion of the Fund's assets to be allocated to each of the European countries will be determined by the Adviser and the Subadviser. In making this allocation several factors will be considered, including the relative economic growth and potential of the various economies and securities markets, expected levels of inflation, governmental policies influencing business conditions, regulatory and tax consideration, the domestic and international strength of the leading industrial sectors and currency stability relative to the U.S.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investment in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of unsponsored ADRs are not required to disclose material information in the United States. Foreign issuers may be assigned to reasonable industry classifications that differ from the industry classifications ordinarily assigned to U.S. issuers.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser and Sub-Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for these determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Equity-Linked Securities The Fund may purchase equity-linked securities; also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to access the securities market of a country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous. The Fund's investments in equity-linked securities may be subject to its 15% of net assets limitation on investments in illiquid securities.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser or a Sub-Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings exceed 5% of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, or on any securities index based on securities in which it may invest or any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities or the currency in which they are quoted or denominated that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchanges rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short Sales. The Fund may engage in short sales against the box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed. without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or
(2) more than 50% of the Fund's outstanding shares.

The Fund observes the following fundamental restrictions.

The Fund may not:

      1. Issue senior securities, except as permitted by paragraphs 2, 5 and 6 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

      2. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

      3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

      4. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      5. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      6. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment.

      This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

      8. With respect to 75% of total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

            (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
            (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

      1. Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

      2. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

      3. Invest more than 15% of its net assets in illiquid securities.

      4. Invest for the purpose of exercising control over or management of any company.


Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.


Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result, the Fund will no longer be a diversified investment company as defined in the Investment Company Act or will fail to meet the diversification requirements for a regulated investment company under the Internal Revenue Code of 1986, as amended.

The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT


The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/                                                    Funds
Name, Address (1)            Held with     Officer        Principal Occupation(s) and other            Overseen by
And Age                      Fund          since(2)       Directorships During Past 5 Years            Trustee
---------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       1998           Professor of Law, Emeritus, Boston           31
Born:  1931                                               University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.

---------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       1998           President and Chief Executive Officer,       31
Born:  1935                                               Brookline Bancorp., Inc. (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       1998           Vice President, Senior Banker and Senior     31
Born:  1933                                               Credit Officer, Citibank, N.A. (banking)
                                                          (retired 1991); Executive Vice President,
                                                          Citadel Group Representatives, Inc.
                                                          (financial reinsurance);  Director, Hudson
                                                          City Bancorp (banking); Trustee,
                                                          Scholarship Fund for Inner City Children
                                                          (since 1986).

---------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       1998           President, Farrell, Healer & Co., Inc.       31
Born:  1932                                               (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE (since 1980); Trustee,
                                                          Marblehead Savings Bank (since 1994).
                                                          Prior to 1980, headed the venture capital
                                                          group at Bank of Boston Corporation.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/                                                    Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other               Overseen by
And Age                      Fund          since(2)    Directorships During Past 5 Years               Trustee
---------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee       1998        President Emeritus, Babson College (as of       31
Born:  1932                                            1998); Vice Chairman, Xerox Corporation
                                                       (until 1989); Director, Reebok, Inc. (until
                                                       2002) and Inco Ltd. (until 2002).

---------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee       1998        President and Chief Executive Officer,          39
Born:  1939                                            Institute for Evaluating Health Risks,
                                                       (nonprofit institution) (until 2001); Senior
                                                       Scientist, Sciences International (health
                                                       research)(since 1998); Principal, Hollyhouse
                                                       (consulting)(since 2000); Director,
                                                       CIIT(nonprofit research) (since 2002).

---------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee       1998        Executive Director, Council for International   39
Born:  1943                                            Exchange of Scholars (since 1998); Vice
                                                       President, Institute of International
                                                       Education (since 1998); Senior Fellow,
                                                       Cornell Institute of Public Affairs, Cornell
                                                       University (until 1997); President Emerita
                                                       of Wells College and St. Lawrence
                                                       University; Director, Niagara Mohawk Power
                                                       Corporation (electric utility).

---------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee       1998        Professor of Business Administration            31
Born:  1931                                            Emeritus, Harvard University Graduate School
                                                       of Business Administration (as of 1998).
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/                                                    Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other               Overseen by
And Age                      Fund          since(2)    Directorships During Past 5 Years               Trustee
---------------------------------------------------------------------------------------------------------------------
Interested Trustees
---------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee       2001        Executive Vice President and Chief Investment   61
Born:  1948                                            Officer, John Hancock Financial Services,
                                                       Inc.; Director, Executive Vice President and
                                                       Chief Investment Officer, John Hancock Life
                                                       Insurance Company; Chairman of the Committee
                                                       of Finance of John Hancock Life Insurance
                                                       Company; Director, John Hancock Subsidiaries,
                                                       LLC, Hancock Natural Resource Group,
                                                       Independence Investment LLC, Independence
                                                       Fixed Income LLC, John Hancock Advisers, LLC
                                                       (the "Adviser") and The Berkeley Financial
                                                       Group, LLC ("The Berkeley Group"), John
                                                       Hancock Funds, LLC ("John Hancock Funds"),
                                                       Massachusetts Business Development
                                                       Corporation; Director, John Hancock Insurance
                                                       Agency, Inc. ("Insurance Agency, Inc.")
                                                       (until 1999) and John Hancock Signature
                                                       Services, Inc. ("Signature Services") (until
                                                       1997).

---------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)          Trustee,      2000        Executive Vice President, John Hancock          61
Born:  1955                  Chairman,                 Financial Services, Inc., John Hancock Life
                             President                 Insurance Company; Chairman, Director,
                             and Chief                 President and Chief Executive Officer, the
                             Executive                 Advisers and The Berkeley Group; Chairman,
                             Officer                   Director, President and Chief Executive
                                                       Officer, John Hancock Funds; Chairman,
                                                       Director and Chief Executive Officer,
                                                       Sovereign Asset Management Corporation
                                                       ("SAMCorp."); Director, John Hancock
                                                       Subsidiaries, LLC; Independence Investment
                                                       LLC, Independence Fixed Income LLC and
                                                       Signature Services; Senior Vice President,
                                                       MassMutual Insurance Co. (until 1999).

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                            Position(s)    Trustee/                                                    Funds
Name, Address (1)           Held with      Officer     Principal Occupation(s) and other               Overseen by
And Age                     Fund           since(2)    Directorships During Past 5 Years               Trustee
---------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
---------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive      2000        Executive Vice President and Chief Investment   N/A
Born:  1953                 Vice                       Officer, the Adviser and each of the John
                            President                  Hancock funds; Director, SAMCorp., Executive
                            and Chief                  Vice President and Chief Investment Officer,
                            Investment                 Baring Asset Management, London U.K. (until
                            Officer                    2000).

---------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2000        Senior Vice President, Chief Financial          N/A
Born:  1949                 President                  Officer and Treasurer, the Adviser, John
                            and Chief                  Hancock Funds, and The Berkeley Group;
                            Financial                  Second Vice President and Senior Associate
                            Officer                    Controller, Corporate Tax Department, John
                                                       Hancock Financial Services, Inc. (until 2001).

---------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice           1998        Vice President and Compliance Officer, the      N/A
Born:  1959                 President                  Adviser and each of the John Hancock funds;
                            and                        Vice President, John Hancock Funds.
                            Compliance
                            Officer

---------------------------------------------------------------------------------------------------------------------
William H. King             Vice           1998        Vice President and Assistant Treasurer, the     N/A
Born:  1952                 President                  Adviser; Vice President and Treasurer of
                            and Treasurer              each of the John Hancock funds; Assistant
                                                       Treasurer of each of the John Hancock funds
                                                       (until 2001).

---------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    1998        Senior Vice President, Secretary and Chief      N/A
Born:  1950                 President,                 Legal Officer, SAMCorp., the Adviser and each
                            Secretary                  of the John Hancock funds, John Hancock Funds
                            and Chief                  and The Berkeley Group; Vice President,
                            Legal Officer              Signature Services (until 2000), Director,
                                                       Senior Vice President and Secretary, NM
                                                       Capital.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Moore and Farrell. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2002.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2002.

The Investment Performance Committee consists of Messrs. Aronowitz, Glavin and Ms. Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2001.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

-----------------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of holdings
                                     Dollar Range of Fund Shares     in John Hancock funds overseen by
Name of Trustee                      Owned by Trustee                Trustee
-----------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                  $1-$10,000                      $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.              None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
William J. Cosgrove                  None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Richard A. Farrell                   $10,001-$50,000                 Over $100,000
-----------------------------------------------------------------------------------------------------------
William F. Glavin                    None                            $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Dr. John A. Moore                    None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Patti McGill Peterson                $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
John W. Pratt                        None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------
John M.DeCiccio                      None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Maureen R. Ford                      $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------

(1) Under the John Hancock Deferred Compensation Plan for Independent Trustees, an Independent Trustee may elect to earn a return on his deferred fees equal to the amount that he would have earned if the deferred fees amount were invested in one or more funds in the John Hancock fund complex. Under these circumstances, a trustee is not the legal owner of the underlying shares, but participates in any positive or negative return on those shares to the same extent as other shareholders. If the Trustees were deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be none and over $100,000 for Mr. Chapman, $1-$10,000 and over $100,000 for Mr. Cosgrove, $1-$10,000 and over $100,000 for Mr. Glavin, $1-$10,000 and over $100,000 for Dr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.


                                 Aggregate Compensation     Total Compensation From the Fund and John
Independent Trustees             from the Fund (1)          Hancock Fund Complex to Trustees (2)
--------------------             -----------------          ------------------------------------
Dennis J. Aronowitz              $                          $
Richard P. Chapman*
William J. Cosgrove*
Richard A. Farrell
Gail D. Fosler+
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson
John Pratt
Total                            $                          $

(1) Compensation is for the fiscal year ending October 31, 2002.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock Fund

Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each of the other Independent Trustees serving on thirty-one funds.

*As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309 Mr. Cosgrove was $207,842 , Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+As of December 31, 2002, Ms. Fosler resigned as Trustee of the Complex.


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of January , 2003 the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Fund's outstanding shares. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund:


                                                                             Percentage of Outstanding
Name and Address of Shareholder                     Class of Shares          Shares of Class of Fund
-------------------------------                     ---------------          -----------------------
John Hancock Advisers, Inc.                                A                 %
101 Huntington Avenue
Boston, MA.  02199-7603

John Hancock Advisers, Inc.                                A                 %
Credit Agricole Indosuez
101 Huntington Avenue
Boston, MA  02199-7603

Prudential Securities Inc FBO                              C                 %
Kadlec Engieering Sep DTD
2651 Westriedge Road
Los Angeles,CA

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of December 31, 2002 had approximately $__ billion in assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets                                     Annual Rate
------------------------                                     -----------

First $500,000,000                                           0.90%
Amount over $500,000,000                                     0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser has agreed to limit Fund (excluding 12b-1 fees) to 1.60% of the Fund's average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

As of December 14, 2000, the Adviser has entered into a sub-investment management contract (the "sub-advisory agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Until May 11, 2001, as compensation for its services under the Sub-Advisory Agreement, the Adviser paid Nicholas-Applegate quarterly, in arrears, a fee at the annual rate of 0.35% of the average daily net assets of the Fund. Effective May 11, 2001, the Adviser will pay quarterly, in arrears, a fee at the annual rate of: (i) 0.60% of the first $100,000,000 of the average daily net asset value of the Fund; and (ii) 0.50% of the average daily net asset value of the Fund in excess of $100,000,000. Nicholas-Applegate is a limited liability company organized under the laws of the State of Delaware, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

Until December 14, 2000, the Sub-Adviser to the Fund was Indocam International Investment Services, "IIIS". IIIS is a French corporation and a subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French bank group with a presence in financial centers around the world. IIIS is located at 90 Boulevard Pasteaur, Paris, France 75015. Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors. Credit Agricole is one of the largest bank groups in the world. As compensation for its services under the Sub-Advisory Agreement, the Adviser was paying IIIS quarterly, in arrears, a fee at the annual rate of 0.35% of the average daily net assets of the Fund.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or any of their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or the Sub-Adviser for the Fund or for other funds or clients for which the Adviser or the Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or its affiliate may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Advisory Agreement fee paid by the Fund is higher than the fee paid by most mutual funds but is comparable to the fee paid by similar funds which invest primarily in international securities. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Advisers fees in the amount of $301,771,
$198,853 and $        , respectively, prior to the expense reduction by the
Advisers. After the expense reduction the Fund paid no advisory fee for the fiscal year ended 2000, 2001 and 2002.

Pursuant to their respective Advisory Agreements, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Sub-adviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Sub-Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement and Sub-Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser and Sub-Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable European region funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser and Sub-Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreements with the Adviser and Sub-Adviser.

The continuation of the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement was approved by all of the Trustees in June of 1999. On December 12, 2000, the Trustees approved the termination of IIIS as Sub-Adviser and appointed Nicholas-Applegate as Sub-Adviser effective December 14, 2000. On April 25, 2001, the shareholders of the Fund approved the appointment of Nicholas-Applegate as Sub-Adviser. The Advisory Agreement, the Nicholas-Applegate Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Adviser $6,357, $4,300 and $xxxxxx, respectively, for services under this Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 2000, 2001 and 2002 were $31,625, $14,118 and
$       , respectively. Of such amounts $5,067, $998 and $xxxx were retained by
John Hancock Funds for the fiscal years ended 2000, 2001 and 2002, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers. Total underwriting commissions for sales of the Fund's Class C shares for the fiscal year ended October 31, 2001 were $4,813 and $3,289, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (I) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate Class B and/or Class C Plans at any
time. For the fiscal year ended October 31, 2002, an aggregate of $        of
distribution expenses or    % of the average net assets of the Class B shares of
the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the
fiscal year ended October 31, 2002, an aggregate of $        of distribution
expenses or    % of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended October 31, 2002, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services of the Fund:

                                                  Expense Items
                                                  -------------

                                          Printing and                                                 Interest
                                          Mailing of                               Expenses            Carrying
                                          Prospectus         Compensation          of John             or other
                                          to new             to Selling            Hancock             Finance
Shares                   Advertising      Shareholders       Brokers               Funds               Charges
------                   -----------      ------------       -------               -----               -------
Class A                  $                $                  $                     $                   $
Class B                  $                $                  $                     $                   $
Class C                  $                $                  $                     $                   $

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                Sales charge         Broker receives          Broker receives
                                paid by investors    maximum                  12b-1 service fee     Total broker
                                (% of offering       reallowance              (% of net             compensation (1)
Class A investments             price)               (% of offering price)    investment) (3)       (% of offering price)
-------------------             ------               --------------------     ---------------       ---------------------
Up to $49,999                   5.00%                4.01%                    0.25%                 4.25%
$50,000 - $99,999               4.50%                3.51%                    0.25%                 3.75%
$100,000 - $249,999             3.50%                2.61%                    0.25%                 2.85%
$250,000 - $499,999             2.50%                1.86%                    0.25%                 2.10%
$500,000 - $999,999             2.00%                1.36%                    0.25%                 1.60%

Investments of
Class A of $1 million
or more (4)
-----------

First $1M - $4,999,999          --                   0.75%                    0.25%                 1.00%
Next $1 - $5M above that        --                   0.25%                    0.25%                 0.50% (2)
Next $1 or more above that      --                   0.00%                    0.25%                 0.25% (2)

                                                     Broker receives          Broker receives
                                                     maximum                  12b-1 service fee     Total broker
                                                     reallowance              (% of net             compensation (1)
Class B investments                                  (% of offering price)    investment) (3)       (% of offering price)
-------------------                                  ---------------------    ---------------       ---------------------

All amounts                     --                   3.75%                    0.25%                 4.00%

                                                     Broker receives          Broker receives
                                                     maximum                  12b-1service fee      Total broker
                                                     reallowance              (% of net             compensation (1)
Class C investments                                  (% of offering price)    investment) (3)       (% of offering price)
-------------------                                  ---------------------    ---------------       ---------------------

Over $1,000,000 or amounts
purchased at NAV                --                   0.75%                    0.25%                 1.00%
All other amounts               1.00%                1.75%                    0.25%                 2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3)   After first year broker receives 12b-1 service fees quarterly in arrears.

(4) John Hancock Funds may reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of shares of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or, if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents, subadviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See you Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

Amount Invested                                              CDSC Rate
---------------                                              ---------

$1 to $4,999,999                                             1.00%
Next $5 million to $9,999,999                                0.50%
Amounts of $10 million and over                              0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. ). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and section 457 plans. An individuals non-qualified and qualified retirement plans investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (within 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per share (50 x 12)      $600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                   (200.00)
      o Minus proceeds of 10 shares not subject to CDSC
        (dividend reinvestment)                                        (120.00)
                                                                       -------
      o Amount subject to CDSC                                         $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of              401 (a) Plan       403 (b)         457             IRA, IRA Rollover      Non-retirement
Distribution         (401 (k), MPP,
                     PSP) 457 & 408
                     (SEPs & Simple
                     IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability  Waived             Waived          Waived          Waived                 Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2          Waived             Waived          Waived          Waived for required    12% of account
                                                                        minimum                value annually
                                                                        distributions*         in periodic
                                                                        or 12% of account      payments
                                                                        value annually in
                                                                        periodic payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2 and   Waived             Waived          Waived          Waived for Life        12% of account
70 1/2                                                                  Expectancy or 12% of   value annually
                                                                        account value          in periodic
                                                                        annually in periodic   payments
                                                                        payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2         Waived for         Waived for      Waived for      Waived for annuity     12% of account
(Class B and Class   annuity payments   annuity         annuity         payments (72t) or      value annually
C only)              (72t) or 12% of    payments        payments        12% of account value   in periodic
                     account value      (72t) or 12%    (72t) or 12%    annually in periodic   payments
                     annually in        of account      of account      payments.
                     periodic           value           value
                     payments.          annually in     annually in
                                        periodic        periodic
                                        payments.       payments.
---------------------------------------------------------------------------------------------------------------
Loans                Waived             Waived          N/A             N/A                    N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan  Not Waived         Not Waived      Not Waived      Not Waived             N/A
---------------------------------------------------------------------------------------------------------------
Hardships            Waived             Waived          Waived          N/A                    N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic   Waived             Waived          Waived          N/A                    N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of       Waived             Waived          Waived          N/A                    N/A
Employment Before
Normal Retirement
Age
---------------------------------------------------------------------------------------------------------------
Return of Excess     Waived             Waived          Waived          Waived                 N/A
---------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a Fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect.

The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of the CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and six other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund subject to certain provisions and limitations contained in the Code, if the Fund so elects, more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S., Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the

Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and
(ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not satisfy the 50% requirement described above or otherwise does not make the election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

If the Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rent, and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An elections may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its investments in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of certain forward contracts, as ordinary income or loss) of some capital gains and losses realized by the Fund. Additionally, certain of the Fund's losses on transactions involving forward contracts, and any offsetting or successor positions in its portfolio may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

The amount of net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and Sub-Adviser and whether the Adviser and the Sub-Adviser believe it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such
to shareholders. The Fund has $        of capital loss carryforwards available
to the extent provided by regulations to offset net capital gains. The Fund's
carryforwards expire as follows: $        on October 31, 20xx, $        on
October 31, 20xx and $ on October 31, 20xx.


For purposes of the dividends-received deduction available to corporations, dividends received by the Fund from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and to the extent such basis would be reduced below zero, that current recognition of income would be required.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. Federal income tax laws applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non- resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2002, the average annual total returns for the Fund's Class A shares for 1 year and since the commencement of operations on March 2, 1998 were
   % and    %, respectively.

As of October 31, 2002, the average annual total returns for the Fund's Class B shares for 1 year and since the commencement of operations on June 1, 1998 were
   % and    %, respectively.

As of October 31, 2002, the average annual total returns for the Fund's Class C shares for 1 year and since the commencement of operations on March 1, 1999 were
   % and    %, respectively.


The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ERV

Where:
        P=        a hypothetical initial payment of $1,000.
        T=        average annual total return
        n=        number of years
      ERV=        ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class B shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV
              D

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions)
         n=       number of years
      ATV =       ending value of a hypothetical $1,000 payment made at the
         D        beginning of the 1-year, 5-year, or 10-year periods (or
                  fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV
              DR

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions and redemption)
         n=       number of years
     ATV  =       ending value of a hypothetical $1,000 payment made at the
        DR        beginning of the 1-year, 5-year or 10-year periods (or
                  fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A and Class C shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets and total return on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, etc. may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

The Sub-Adviser is required to effect all transactions in portfolio securities through the Adviser's trading desk. Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Sub-Adviser under the supervision of and under the guidelines established by the Adviser, which consists of officers and directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and the Sub-Adviser of the Fund, and their value and expected contribution to the performance of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker-dealer which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker-dealer would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 2002, the Fund paid $ in commissions to compensate brokers for research services.

Research services received from broker-dealers supplement the Adviser's or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's or Sub-Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tend to follow a broader universe of securities and other matters than the Adviser's or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Sub-Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser's or Sub-Adviser's research and analysis and that they improve the quality of the

Adviser's or Sub-Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by the Fund is not reduced because the Adviser or Sub-Adviser receive such services. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser, in consultation with the Sub-Adviser, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser and Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the period ended October 31, 2000, 2001 and 2002, the Fund paid negotiated brokerage commissions in the amount of $127,569, $89,891 and $ , respectively.

The Adviser or Sub-Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser or Sub-Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or Sub-Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker") with the Adviser.

Allianz AG, the parent of Nicholas Applegate Capital Management ("NACM"), has several affiliates engaged in the brokerage business: Bayerische Hypo-und Vereinsbank AG, HPV, HVB Capital Markets; Credit Lyonnais SA; Dresdner, Dresdner Kleinwort Benson, Dresdner Kleinwort Wasserstein; Deutsche Bank AG, Deutsche Bank Alex Brown, Deutsche Morgan Grenfell; Grantchester Securities Inc; IKB Deutsche Industriebank AG; Munchener Ruckversicherungs-Gesellschaft AG, Munich Re; National Discount Brokers Group, Inc., NDB Capital Markets; UniCredito Italiano S.p.A., UniCredit Banco Mobiliare S.p.A.; US Allianz Securities, Inc.; Williams Capital Group. (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended October 31, 2000 and 2001, the Fund paid $0 and $6,767 respectively to Affiliated Brokers of NACM. During the fiscal year ended October 31, 2001, this amounted to approximately 7.11% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 6.36% of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

Credit Agricole, the parent of Indocam International Investment Services (IIIS"), the Fund's subadviser until December 14, 2000, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd, London; Cheuvreux de Virieu, Nordic AB, Stockholm,

Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended October 31, 1999 and 2000, the Fund paid $2,578 and $167, respectively, in brokerage commissions to Affiliated Brokers of IIIS. During the fiscal year ended October 31, 2001, this amounted to approximately 1.18% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0.61% of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser and the Sub-Adviser, have, as investment advisers to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser or the Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or the Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the

Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services an annual fee of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual Federal income tax return.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX B-DESCRIPTION OF BOND RATINGS

Moody's Bond Ratings

"Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities."

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class."

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond Ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

"Debt rated "BB" or "B" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions."

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation."

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholders for the year ended October 31, 2002; (filed electronically on December xx, 2002, accession number 0000928816-02-500xxx) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock European Equity Fund (file nos. 811-4932 and 33-10722).

John Hancock World Fund
   John Hancock European Equity Fund

Statement of Assets and Liabilities as of October 31, 2002
   Statement of Operations for year ended October 31, 2002
   Statement of Changes in Net Assets for the year ended October 31, 2002 Financial Highlights.
   Notes to Financial Statements.
   Schedule of Investments as of October 31, 2002
   Report of Independent Auditors.

                            JOHN HANCOCK GLOBAL FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                February 14, 2003


This Statement of Additional Information provides information about John Hancock Global Fund (the "Fund") in addition to the information that is contained in the combined International Funds' current Prospectus and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page

Organization of the Fund .................................................     2
Investment Objective and Policies ........................................     2
Investment Restrictions ..................................................    13
Those Responsible for Management .........................................    16
Investment Advisory and Other Services ...................................    22
Distribution Contracts ...................................................    26
Sales Compensation .......................................................    28
Net Asset Value ..........................................................    30
Initial Sales Charge on Class A and Class C Shares .......................    30
Deferred Sales Charge on Class B and Class C Shares ......................    33
Special Redemptions ......................................................    37
Additional Services and Programs .........................................    37
Purchases and Redemptions through Third Parties ..........................    39
Description of the Fund's Shares .........................................    39
Tax Status ...............................................................    40
Calculation of Performance ...............................................    45
Brokerage Allocation .....................................................    47
Transfer Agent Services ..................................................    50
Custody of Portfolio .....................................................    51
Independent Auditors .....................................................    51
Appendix A- Description of Investment Risk ...............................   A-1
Appendix B-Description of Bond Ratings ...................................   B-1
Financial Statements .....................................................   F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

The Fund's Subadviser is Nicholas-Applegate Capital Management
("Nicholas-Applegate"), (the "Subadviser"). Nicholas-Applegate is responsible for providing investment advice to the Fund, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies of any size domiciled in foreign countries and in the United States. Any income received on the Fund's investments will be incidental to the Fund's objective of long-term growth of capital. Normally, the Fund will invest in the securities markets of at least three countries, including the United States.

Under normal circumstances, at least 80% of the Fund's total assets will consist of common stocks and securities convertible into common stock. However, if deemed advisable by the Adviser, the Fund may invest in any other type of security including preferred stocks, warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions. The Fund will only invest in investment grade debt securities, which are securities rated within the four highest rating categories of Standard & Poor's Rating Group ("S&P") (AAA, AA, A,
BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa). Investments in the lowest investment grade rating category may have speculative characteristics and therefore may involve higher risks. Investment grade debt securities are subject to market fluctuations and changes in interest rates; however, the risk of loss of income and principal is generally expected to be less than with lower quality debt securities. In the event a debt security is downgraded below investment grade, the Adviser will consider this event in its determination of whether the Fund should continue to hold the security.

The global allocation of assets is not fixed, and will vary from time to time based on the judgment of the Adviser and Subadviser. The Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among various countries and geographic regions, the Adviser and the Subadviser ordinarily consider such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political, currency and national factors all in relation to the prevailing prices of the securities in each country or region.

When the Adviser believes that adverse conditions are present, for temporary defensive purposes, the Fund may hold or invest all or part of its assets in cash and in domestic and foreign money market instruments, including but not limited to, governmental obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Any income received on the Fund's investments will be incidental to the Fund's objective of long-term growth of capital.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Time Deposits. The Fund's time deposits are non-negotiable deposits maintained for a stated period of time at a stated interest rate. If the Fund purchases time deposits maturing in seven days or more, it will treat those longer-term time deposits as illiquid.

Investments in Foreign Securities. The Fund may invest directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Foreign issuers may be assigned to reasonable industry classifications that differ from the industry classifications ordinarily assigned to U.S. issuers.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Subadviser.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks in Foreign Securities. Investments in foreign securities may involve a greater degree of risks than those in domestic securities. There is generally less publicly available information about foreign companies and other issuers comparable to reports and ratings that are published about issuers in the United States. There may be difficulty in enforcing legal rights outside the United States. Foreign issuers are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends and interest payable on certain of the Fund's foreign portfolio securities (and, in some cases, capital gains) may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. See "TAX STATUS".

Investors should understand that the expense ratio of the Fund will be higher than that of investment companies investing in domestic securities since the expenses of the Fund, such as the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund, are higher.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements

Equity-Linked Securities The Fund may purchase equity-linked securities; also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to access the securities market of a country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous. The Fund's investments in equity-linked securities may be subject to its 15% of net assets limitation on investments in illiquid securities.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser or Advisers, as appropriate, will continuously monitor the creditworthiness of the parties with whom a Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse purchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with redemption of Fund shares or to finance failed settlement of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser or Advisers, as appropriate, the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes, bonds or debentures. The distinguishing feature of a structured or hybrid note, bond or debenture is that the amount of interest and/or principal payable on the security is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the security, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note, bond or debenture; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realized capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

      (1) Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or other assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in all types of derivative instruments are not considered to be borrowing.

      (2) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (3) Issue senior securities, except to the extent permitted by the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the fund's investment policies, are not considered an issuance of senior securities.

      (4) Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

      (5) Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

      (6) Make loans, except that the fund may (1) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value; (2) enter into repurchase agreements; and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      (7) Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such purchase. This limitation does not apply to investments in obligations of the U.S. government or any of its agencies or instrumentalities.

Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

      (1) Invest more than 15% of its net assets in illiquid securities.

      (2) Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

      (3) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies; (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company; or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

      (4) Purchase securities on margin or sell short, except that the Fund may obtain such short term credits as may be necessary for the clearance of securities transactions.

      (5) With respect to 75% of the fund's total assets, the fund may not invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

Except with respect to borrowing money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amounts of net assets will not be considered a violation of any of the foregoing restrictions.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").


---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       1996           Professor of Law, Emeritus, Boston           31
Born:  1931                                               University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.

---------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       1996           President and Chief Executive Officer,       31
Born:  1935                                               Brookline Bancorp., Inc. (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       1996           Vice President, Senior Banker and Senior     31
Born:  1933                                               Credit Officer, Citibank, N.A. (banking)
                                                          (retired 1991); Executive Vice President,
                                                          Citadel Group Representatives, Inc.
                                                          (financial reinsurance);  Director, Hudson
                                                          City Bancorp (banking); Trustee,
                                                          Scholarship Fund for Inner City Children
                                                          (since 1986).

---------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       1996           President, Farrell, Healer & Co., Inc.,      31
Born:  1932                                               (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE; Trustee, Marblehead
                                                          Savings Bank (since 1994). Prior to 1980,
                                                          headed the venture capital group at Bank
                                                          of Boston Corporation.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other                  Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                      Overseen by
And Age                      Fund          since(2)       During Past 5 Years                                Trustee
-------------------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee       1992           President Emeritus, Babson College (as of 1998);   31
Born:  1932                                               Vice Chairman, Xerox Corporation (until 1989);
                                                          Director, Reebok, Inc. (until 2002) and Inco
                                                          Ltd. (until 2002).

-------------------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee       1991           President and Chief Executive Officer, Institute   39
Born:  1939                                               for Evaluating Health Risks, (nonprofit
                                                          institution) (until 2001); Senior Scientist,
                                                          Sciences International (health research)(since
                                                          1998); Principal, Hollyhouse (consulting)(since
                                                          2000); Director, CIIT (nonprofit research)
                                                          (since 2002).

-------------------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee       1993           Executive Director, Council for International      39
Born:  1943                                               Exchange of Scholars (since 1998); Vice
                                                          President, Institute of International Education
                                                          (since 1998); Senior Fellow, Cornell Institute
                                                          of Public Affairs, Cornell University (until
                                                          1997); President Emerita of Wells College and
                                                          St. Lawrence University; Director, Niagara
                                                          Mohawk Power Corporation (electric utility).

-------------------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee       1986           Professor of Business Administration Emeritus,     31
Born:  1931                                               Harvard University Graduate School of Business
                                                          Administration (as of 1998).
-------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------------
                             Position(s)   Trustee/       Principal Occupation(s) and other                Number of John
Name, Address (1)            Held with     Officer        Directorships                                    Hancock Funds
And Age                      Fund          since(2)       During Past 5 Years                              Overseen by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee       2001           Executive Vice President and Chief Investment    61
Born:  1948                                               Officer, John Hancock Financial Services,
                                                          Inc.; Director, Executive Vice President and
                                                          Chief Investment Officer, John Hancock Life
                                                          Insurance Company; Chairman of the Committee
                                                          of Finance of John Hancock Life Insurance
                                                          Company; Director, John Hancock Subsidiaries,
                                                          LLC, Hancock Natural Resource Group,
                                                          Independence Investment LLC, Independence
                                                          Fixed Income LLC, John Hancock Advisers, LLC
                                                          (the "Adviser") and The Berkeley Financial
                                                          Group, LLC ("The Berkeley Group"), John
                                                          Hancock Funds, LLC ("John Hancock Funds"),
                                                          Massachusetts Business Development
                                                          Corporation; Director, John Hancock Insurance
                                                          Agency, Inc. ("Insurance Agency, Inc.") (until
                                                          1999) and John Hancock Signature Services,
                                                          Inc. ("Signature Services") (until 1997).

-------------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)          Trustee,      2000           Executive Vice President, John Hancock           61
Born:  1955                  Chairman,                    Financial Services, Inc., John Hancock Life
                             President                    Insurance Company; Chairman, Director,
                             and Chief                    President and Chief Executive Officer, the
                             Executive                    Advisers and The Berkeley Group; Chairman,
                             Officer                      President, Director and Chief Executive
                                                          Officer, John Hancock Funds; Chairman,
                                                          Director and Chief Executive Officer,
                                                          Sovereign Asset Management Corporation
                                                          ("SAMCorp."); Director, John Hancock
                                                          Subsidiaries, LLC, Independence Investment
                                                          LLC, Independence Fixed Income LLC and
                                                          Signature Services; Senior Vice President,
                                                          MassMutual Insurance Co. (until 1999).

-------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------------
                             Position(s)   Trustee/       Principal Occupation(s) and other                Number of John
Name, Address (1)            Held with     Officer        Directorships                                    Hancock Funds
And Age                      Fund          since(2)       During Past 5 Years                              Overseen by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Principal Officers who are
not Trustees
-------------------------------------------------------------------------------------------------------------------------------
William L. Braman            Executive     2000           Executive Vice President and Chief Investment    N/A
Born:  1953                  Vice                         Officer, the Adviser and each of the John
                             President                    Hancock funds; Director, SAMCorp., Executive
                             and Chief                    Vice President and Chief Investment Officer,
                             Investment                   Barring Asset Management, London U.K. (until
                             Officer                      2000).

-------------------------------------------------------------------------------------------------------------------------------
Richard A. Brown             Senior Vice   2000           Senior Vice President, Chief Financial Officer   N/A
Born:  1949                  President                    and Treasurer, the Adviser, John Hancock
                             and Chief                    Funds, and The Berkeley Group;  Second Vice
                             Financial                    President and Senior Associate Controller,
                             Officer                      Corporate Tax Department, John Hancock
                                                          Financial Services, Inc. (until 2001).

-------------------------------------------------------------------------------------------------------------------------------
Thomas H. Connors            Vice          1992           Vice President and Compliance Officer, the       N/A
Born:  1959                  President                    Adviser and each of the John Hancock funds;
                             and                          Vice President, John Hancock Funds.
                             Compliance
                             Officer

-------------------------------------------------------------------------------------------------------------------------------
William H. King              Vice          1992           Vice President and Assistant Treasurer, the      N/A
Born:  1952                  President                    Adviser;  Vice  President and Treasurer of each
                             and                          of the John Hancock funds;  Assistant Treasurer
                             Treasurer                    of each of the John Hancock funds (until 2001).

-------------------------------------------------------------------------------------------------------------------------------
Susan S. Newton              Senior Vice   1992           Senior Vice President, Secretary and Chief       N/A
Born:  1950                  President,                   Legal Officer, SAMCorp., the Adviser and each
                             Secretary                    of the John Hancock funds, John Hancock Funds
                             and Chief                    and The Berkeley Group; Vice President,
                             Legal                        Signature Services (until 2000), Director,
                             Officer                      Senior Vice President and Secretary, NM
                                                          Capital.
-------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs.
Moore, Glavin and Farrell. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended October 31, 2002.

The Contracts/Operations Committee members are Messrs. Chapman, Cosgrove and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2002.

The  Investment  Performance  Committee  consists of Messrs.  Aronowitz  and Ms.
Peterson. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2002.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

-----------------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of holdings
                                     Dollar Range of Fund Shares     in John Hancock funds overseen by
Name of Trustee                      Owned by Trustee (1)            Trustee (1)
-----------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                  $1-$10,000                      $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.              $10,001-$50,000                 Over $100,000
-----------------------------------------------------------------------------------------------------------
William J. Cosgrove                  $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
Richard A. Farrell                   $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
William F. Glavin                    None                            $10,001-$50,000
-----------------------------------------------------------------------------------------------------------
Dr. John A. Moore                    $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
Patti McGill Peterson                $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
John W. Pratt                        $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------
John M. DeCiccio                     None                            Over $100,000
-----------------------------------------------------------------------------------------------------------
Maureen R. Ford                      $1-$10,000                      Over $100,000
-----------------------------------------------------------------------------------------------------------

(1) Under the John Hancock Deferred Compensation Plan for Independent Trustees, an Independent Trustee may elect to earn a return on his deferred fees equal to the amount that he would have earned if the deferred fees amount were invested in one or more funds in the John Hancock fund complex. Under these circumstances, a trustee is not the legal owner of the underlying shares, but participates in any positive or negative return on those shares to the same extent as other shareholders. If the Trustees were deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be none and over $100,000 for Mr. Chapman, $1-$10,000 and over $100,000 for Mr. Cosgrove, $1-$10,000 and over $100,000 for Mr. Glavin, $1-$10,000 and over $100,000 for Dr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                                 Aggregate
                                 Compensation from             Total Compensation From the Fund and
Independent Trustees             the Fund (1)                  John Hancock Fund Complex to Trustees (2)
--------------------             ------------                  -----------------------------------------
Dennis J. Aronowitz
Richard P. Chapman*
William J. Cosgrove*
Richard A. Farrell
Gail D. Fosler +
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson
John Pratt
Total

(1) Compensation is for the current fiscal year ending October 31, 2002.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock

Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each other Independent Trustees servicing on thirty one funds.

*As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $71,309, Mr. Cosgrove was $207,842, Mr. Glavin was $280,472 and for Dr. Moore was $238,982 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ As of December 31, 2002, Ms. Fosler resigned as a Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of January 14, 2003, the officers and Trustees of the Fund as a group beneficially owned les than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund.

                                                                            Percentage of total outstanding
Name and Address of Shareholder                         Class of Shares     shares of the Class of the Fund
-------------------------------                         ---------------     -------------------------------
MLPF&S For The Sole Benefit of Its Customers                   B                            %
Attn: Fund Administration 9739B
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32246-6484

MLP&S For The Sole Benefit of Its Customers                    C                            %
Attn:  Fund Administration 974UO
4800 Deerlake Drive East 2nd Fl
Jacksonville, FL 32246-6484

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603,
was organized in 1968 and as of            has approximately $26 billion in
assets under management in its capacity as investment adviser to the Fund and the other funds in the John Hancock group of funds as well as institutional accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plans of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

            Net Asset Value                              Annual Rate
            ---------------                              -----------

            First $100,000,000                              0.90%
            Next $200,000,000                               0.80%
            Next $200,000,000                               0.75%
            Amounts over $500,000,000                       0.625%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Adviser's
management fee was $1,532,808, $938,820 and $           , respectively


As of December 14, 2000, the Adviser has entered into a sub-investment management contract (the "sub-advisory agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Until May 11, 2001, as compensation for its services under the Sub-Advisory Agreement, the Adviser will pay Nicholas-Applegate quarterly, in arrears, a fee at the annual rate of 50% of the investment advisory fee received by the Adviser. Nicholas-Applegate is a limited liability company organized under the laws of the State of Delaware with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Effective May 11, 2001, the Adviser will pay the Subadviser quarterly, in arrears, a fee at the annual rate of: (i) 0.50% of the first $500,000,000 of the average daily net asset value of the Fund; and (ii) 0.45% of the average daily net asset value of the Fund in excess of $500,000,000. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Nicholas-Applegate is a wholly owned subsidiary of Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion. Allianz AG's address is:
Koeniginstrasse 28, D-80802, Munich, Germany.

Until December 14, 2000, the Subadviser to the Fund was Indocam International Investment Services ("IIIS"). IIIS is a French corporation and a subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French bank group with a presence in financial centers around the world. IIIS is located at 90 Boulevard Pasteaur, Paris, France 75015. Indocam is an asset management firm maintaining established relationships with institutional, corporate and individual investors. Credit Agricole is one of the largest bank groups in the world. As compensation for its services under the Sub-Advisory Agreement, the Adviser was paying IIIS quarterly, in arrears, a fee at the annual rate of 50% of the investment advisory fee received by the Adviser. Until March 1, 2000, the Fund had another subadviser, John Hancock Advisers International, Limited ("JHAI") located at 6th Floor, Duke's Court, 32-36 Duke Street, St. James's, London, England SW1Y6DF. JHAI was a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients. As compensation for its services under the Sub-Advisory Agreement, JHAI received from the Adviser a portion of its monthly fee equal to 0.70% on an annual basis of the average daily net asset value of the Fund for each calendar month up to $200 million of average daily net assets; and 0.6375% on an annual basis of the average daily net asset value over $200 million. JHAI agreed to waive all but 0.05% of its fee as of January 1, 2000 and its Sub-Advisory contract was terminated effective March 1, 2000. The Fund is not responsible for paying any Subadviser's fee.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, a Subadviser or any of their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other Funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or a Subadviser for the Fund or for other funds or clients for which the Adviser or a Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, a Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and the Sub-Advisory Agreement, neither the Adviser nor Subadviser is liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of their duties or from reckless disregard by them of their obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Subadviser and determining whether to approve and renew the Fund's

Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Subadviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Subadviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Subadviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement and Sub-Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser and Subadviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable global funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser and Subadviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreements with the Adviser and Subadviser.

The continuation of the Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement was approved by all of the Trustees in June of 1999. On December 12, 2000, the Trustees approved the termination of IIIS as Subadviser and appointed Nicholas-Applegate as Subadviser effective December 14, 2000. On April 25, 2001, the shareholders of the Fund approved the appointment of Nicholas-Applegate as Subadviser . The Advisory Agreement, the Nicholas-Applegate Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the

Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 2000, 2001 and 2002, the Fund paid the Adviser
$34,007, $20,946 and $       respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 2000, 2001 and 2002 were $161,392, $125,204, and
$        respectively. Of such amounts $23,146, $9,638 and $       ,
respectively, were retained by John Hancock Funds in 2000, 2001 and 2002. Total underwriting commissions for sales of the Fund's Class C shares for the period from May 1, 2000 to October 31, 2000 and for the fiscal year ended October 31,
2001 and 2002 were $3,313, $4,263 and $      , respectively. The remainder of
the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares, respectively, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2002,
an aggregate of $        of distribution expenses or    % of the average net
assets of the Fund's Class B shares was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or Rule12b-1 fees in prior periods. For the fiscal year ended October 31, 2002, an aggregate of
$        of distribution expenses or    % of the average net
assets of the Fund's Class C shares was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, the John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to the John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended October 31, 2002, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                                  Expense Items
                                                  -------------

                                         Printing and                                               Interest
                                         Mailing of                               Expenses of       Carrying or
                                         Prospectus to New   Compensation to      John Hancock      Other Finance
                      Advertising        Shareholders        Selling Brokers      Funds             Charges
                      -----------        ------------        ---------------      -----             -------
Class A
Class B
Class C

SALES COMPENSATION

As part of their business strategies, each of the John Hancock funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

The two primary sources of compensation payments are (1) the 12b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in the arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                            Broker receives
                             Sales charge paid     Broker receives          12b-1 service
                             by investors % of     maximum Reallowance      fee(% of net         Total compensation (1)
Class A investments          offering price)       (% of offering price)    investment) (3)      (% of offering price)
-------------------          ---------------       ---------------------    ---------------      ---------------------
Up to $49,999                5.00%                 4.01%                    0.25%                4.25%
$50,000 - $99,999            4.50%                 3.51%                    0.25%                3.75%
$100,000 - $249,999          3.50%                 2.61%                    0.25%                2.85%
$250,000 - $499,999          2.50%                 1.86%                    0.25%                2.10%
$500,000 - $999,999          2.00%                 1.36%                    0.25%                1.60%

Investments of Class A
shares of $1 million
or more (4)
-----------

First $1M - $4,999,999       --                    0.75%                    0.25%                1.00%
Next $1 - $5M above that     --                    0.25%                    0.25%                0.50% (2)
Next $1 or more above that   --                    0.00%                    0.25%                0.25% (2)

                                                                            Broker receives
                                                   Broker receives          12b-1 service fee    Total Broker
                                                   maximum reallowance      (% of net            compensation (1)
Class B investments                                (% of offering price)    investment) (3)      (% of offering price)
-------------------                                ---------------------    ---------------      ---------------------

All amounts                                        3.75%                    0.25%                4.00%

                                                                            First year
                                                   Maximum                  service fee          Maximum total
                                                   reallowance              (% of net            compensation (1)
Class C investments                                (% of offering price)    investment) (3)      (% of offering price)
-------------------                                ---------------------    ---------------      ---------------------

Over $1,000,000 or amounts
purchased at NAV             --                    0.75%                    0.25%                1.00%
All other amounts            1.00%                 1.75                     0.25%                2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 service fees are paid quarterly in arrears.

(4) John Hancock Funds may reduce aggregate with investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time ( 12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects their value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

      o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

      o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of a Fund's shares in fee-based investment products or services made available to their clients.

      o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to a Fund.

      o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

      o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

      o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

      o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

      o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                              CDSC Rate
      ---------------                                              ---------

      $1 to $4,999,999                                               1.00%
      Next $5 million to $9,999,999                                  0.50%
      Amounts to $10 million and over                                0.25%

Class C shares may be offered without a front-end sales charge to:

o     Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Funds offer two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using a Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per share (50 x 12)      $600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                   (200.00)
      o Minus proceeds of 10 shares not subject to CDSC
        (dividend reinvestment)                                        (120.00)
                                                                       -------
      o Amount subject to CDSC                                         $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Funds' right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A or Class C shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.


For retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans, and Profit-Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived             Waived           Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived             Waived           Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived             Waived           Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for         Waived for       Waived for       Waived for        12% of account
(Class B and Class C    annuity payments   annuity          annuity          annuity           value annually
only)                   (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                        account value      or 12% of        or 12% of        or 12% of         payments
                        annually in        account value    account value    account value
                        periodic           annually in      annually in      annually in
                        payments.          periodic         periodic         periodic
                                           payments.        payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived             Waived           N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived         Not Waived       Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived             Waived           Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived             Waived           Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived             Waived           Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption on exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and three other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the

Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right to survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The Fund that cannot or does not make this election may deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders would not, in this event, include these foreign taxes in their income, nor would they be entitled to any tax deductions or credits with respect to such taxes.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into option, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extend that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund, and as noted above, would not be distributed as such to shareholders. The Fund has a $39,619,964 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The Fund's carryforward expires on October 31, 2009.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the

IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and to the extent such basis would be reduced below zero, that current recognition of income would be required.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2002, the average annual total returns before taxes of the Class A shares of the Fund for the one, five year periods and since the
commencement of operations on January 3, 1992 were    %,    % and    %,
respectively.

As of October 31, 2002, the average annual returns before taxes for the Fund's
Class B shares for the one, five and ten year periods were    %,    % and    %.

As of October 31, 2002, the average annual returns before taxes for the Fund's Class C shares for the one year period and since the commencement of operations
on March 1, 1999 were    % and    %.


The average annual total return before taxes is computed by finding the average annual compounded rates of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)^n = ERV

Where:
            P =         a hypothetical initial payment of $1,000.
            T =         average annual total return
            n =         number of years
            ERV =       ending redeemable value of a hypothetical $1,000 payment
                        made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).


The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since inception, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV
              D

Where:
            P=          a hypothetical initial payment of $1,000.
            T=          average annual total return (after taxes on
                        distributions)
            n=          number of years
            ATV =       ending value of a hypothetical $1,000 payment made at
               D        the beginning of the 1-year, 5-year, or 10-year periods
                        (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV
              DR

Where:
            P=          a hypothetical initial payment of $1,000.
            T=          average annual total return (after taxes on
                        distributions and redemption)
            n=          number of years
            ATV  =      ending value of a hypothetical $1,000 payment made at
               DR       the beginning of the 1-year, 5-year or 10-year periods
                        (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume that the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return and/or yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as Russell and Wilshire indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The

Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of any Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales, and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performances.

BROKERAGE ALLOCATION

The Subadviser is required to effect all transactions in portfolio securities through the Adviser's trading desk. Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Subadviser under the supervision of and under the guidelines established by the Adviser, which consists of officers and directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.


The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

The Sub-Advisory Agreement between both Adviser and the Subadviser authorize the Subadviser (subject to the control of the Trustees of the Fund) to provide the Fund with a continuing and suitable investment program with respect to investments by the Fund in countries other than the United States and Canada.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. For the fiscal year ended October 31, 2002, the Fund did not paid commissions to compensate brokers for research services.

Research services received from broker-dealers supplement the Adviser's or Subadviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser or Subadviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Subadviser since the broker-dealers used by the Adviser or Subadviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser or Subadviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Subadviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser believe that the research services are beneficial in supplementing the Adviser's or Subadviser's research and analysis and that they improve the quality of the Adviser's or Subadviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Subadviser The advisory fee paid by the Fund is not reduced because the Adviser or Subadviser receives such services. However, to the extent that the Adviser or Subadviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser or Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Subadviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Subadviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser, in connection with the Subadviser, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser and Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not paid negotiated commission.

The Adviser or Subadviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser Subadviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or Subadviser will not use a specific formula in connection with any of these considerations to determine the target levels.

The Adviser's indirect parent, the Life Company is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid no brokerage commissions to any Affiliated Broker.


Allianz AG, the parent of Nicholas Applegate Capital Management ("NACM"), has several affiliates engaged in the brokerage business: Bayerische Hypo-und Vereinsbank AG, HPV, HVB Capital Markets; Credit Lyonnais SA; Dresdner, Dresdner Kleinwort Benson, Dresdner Kleinwort Wasserstein; Deutsche Bank AG, Deutsche Bank Alex Brown, Deutsche Morgan Grenfell; Grantchester Securities Inc; IKB Deutsche Industriebank AG; Munchener Ruckversicherungs-Gesellschaft AG, Munich Re; National Discount Brokers Group, Inc., NDB Capital Markets; UniCredito Italiano S.p.A., UniCredit Banco Mobiliare S.p.A.; US Allianz Securities, Inc.; Williams Capital Group. (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the period from December 14, 2000 through October 31, 2001, the Fund paid $17,370 to Affiliated Brokers of NACM. During the fiscal year ended October 31, 2001, this amounted to approximately 2.27% of the aggregate brokerage commissions paid by the Fund for the transactions involving approximately 2.29% of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

Credit Agricole, the parent of Indocam International Investment Services ("IIIS), the Fund's subadviser until December 13, 2000, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd, London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal years ended October 31, 1999, 2000 and the period from November 1, 2000 to December 13, 2000, the Fund paid $0, $1,559 and $4,697, respectively, in brokerage commissions to Affiliated Brokers of IIIS. During the fiscal year ended October 31, 2001, this amounted to approximately 0.61% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0.36% of the aggregate dollar amount of transactions for when the Fund paid brokerage commissions.

Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Affiliated Broker will not receive any brokerage commissions for orders they execute for a Fund in the over-the-counter market. The Fund will in no event effect principal transactions with the Affiliated Broker in the over-the-counter securities in which the Affiliated Broker makes a market.

Other investment advisory clients advised by the Adviser or Subadviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Subadviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class

C shareholder account. The Fund also pays Signature Services an annual fee of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g., short sales, currency contracts, financial futures and options; securities and index options).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., repurchase agreements, securities lending, foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial futures and options; securities and index options, structured securities).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses. (e.g., currency trading, foreign debt securities, currency contracts, financial futures and options; securities and index options).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g., mortgage-backed securities, structured securities).

Information risk The risk that key information about a security or market is inaccurate or unavailable.(e.g., non-investment-grade debt securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.(e.g., foreign debt securities, non-investment-grade debt securities, asset-backed securities, mortgage-backed securities, participation interests, financial future and options; securities and index options, structured securities).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., short sales, non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interests, currency contracts, financial futures and options; securities and index options, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, foreign debt securities, non-investment-grade debt securities, restricted and illiquid securities, financial futures and options; securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage-backed securities, structured securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, restricted and illiquid securities, participation interests, structured securities)

APPENDIX B  - DESCRIPTION OF BOND RATINGS*

Moody's Bond Ratings

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities . "Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Bonds which are rated `Ca' represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

------------
*As described by the rating companies themselves.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond Ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," or "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

"CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

"CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholder's for the year ended October 31, 2002 (filed
electronically on December   , 2002, accession number 0000928816-02-       and
are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Global Fund (file no. 811-4630 and 33-4559).

John Hancock Investment Trust III
      John Hancock Global Fund

Statement of Assets and Liabilities as of October 31, 2002.
   Statement of Operations for year ended October 31, 2002.
   Statement of Changes in Net Assets for the two years ended October 31, 2002. Financial Highlights.
   Notes to Financial Statements.
   Schedule of Investments as of October 31, 2002.
   Report of Independent Auditors.

John Hancock
Global
Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees & officers
page 28

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primar-
ily in the stocks of
companies located
throughout the
world, including
the United States.

Over the last twelve months

* Global economic growth remained sluggish.

* Concerns over Middle East violence and terrorism dampened investor enthusiasm for stocks.

* Stock markets worldwide staged a solid rebound late in the period.

[Bar chart with heading "John Hancock Global Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 10% with -25% at the bottom and 0% at the top. The first bar represents the -14.40% total return for Class A. The second bar represents the -14.86% total return for Class B. The third bar represents the -14.86% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.2%   Pfizer
 2.0%   Microsoft
 2.0%   Dell Computer
 1.9%   General Electric
 1.8%   Nokia
 1.6%   Wells Fargo
 1.5%   Johnson & Johnson
 1.5%   Bank of Ireland
 1.4%   Citigroup
 1.4%   3M

As a percentage of net assets on October 31, 2002.



BY CATHERINE SOMHEGYI NICHOLAS FOR THE NICHOLAS-APPLEGATE CAPITAL
MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
Global Fund

MANAGERS'
REPORT

Following two consecutive years of decline in the global stock market, investors could not be faulted for hoping that better days lay ahead. Alas, these hopes were dashed as equity markets around the world continued to retreat during the 12-month period ended October 31, 2002.

The reporting period began with a powerful rally as investors rebuilt their shattered confidence and sentiment improved following the September 11, 2001 terrorist attacks on U.S. soil. In the wake of the attacks, the world's central bankers joined together to reduce interest rates and inject liquidity into the markets. The stimulus began to have its desired effect late in 2001 as encouraging economic reports indicated that a recovery was indeed underway.

As 2002 opened, the markets suffered another setback, triggered by the fall from grace of Enron and the widespread accounting irregularities it suggested. As mid-year approached, escalating violence in the Middle East, worries over both the quality and quantity of corporate earnings, and rising energy prices pressured equity prices in most developed economies. One notable exception was in Japan, where stocks surged on a combination of technical reforms and hints that its beleaguered economy might be bottoming.

"... equity markets
 around the world
 continued to retreat..."

During the third quarter, stock prices around the world plummeted in the wake of a deteriorating global economy, earnings disappointments and the threat of U.S. military action against Iraq. U.S. equities sagged as signs of strain in the consumer pointed to a slower fourth quarter. A worsening job market and higher oil prices appeared to be overwhelming the positive effects of record mortgage refinancing activity. Meanwhile, European exchanges continued to be plagued by overcapacity in the telecommunications sector, which accounts for a meaningful portion of the region's equity market. In Japan, investors remained discouraged by the government's lack of progress on critical tax and banking-system reforms.

Late in the period, the major international developed stock markets, with the exception of Japan, staged a solid rebound. On a macroeconomic level, worries of a possible double-dip recession in global growth were offset by a number of positive data.

FUND PERFORMANCE EXPLAINED

For the 12 months ended October 31, 2002, the Fund's Class A, Class B and Class C shares posted total returns of -14.40%, -14.86% and -14.86%, respectively, at net asset value. During the same period, the average global fund returned -13.92%, according to Lipper, Inc.1, while the benchmark MSCI All Country World Free Index returned -13.57%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

"... we added to holdings
 in the consumer non-
 durables sector..."

The Fund's modest relative underperformance during the reporting period was due largely to challenging investment conditions that negatively affected the strategy's returns in 2001 and persisted throughout much of 2002. Late in the period, however, it appeared that investors were once again rewarding companies that are meeting or exceeding earnings estimates -- a vital component of our approach centered on positive, sustainable change and timeliness of investment.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 14%, the second is Retail 10%, the third Computers 9%, the fourth Oil & gas 7%, and the fifth Banks--foreign 6%.]

By sector, Fund performance was hampered by overweight holdings in technology stocks, which have continued to be pressured throughout 2002 by persistently high inventory levels, overcapacity and weak corporate investment in information technology. Poor stock selection in the producers/manufacturing sector also hurt both relative and absolute returns.

On the positive side, commercial/industrial services, retail trade and consumer services holdings in the portfolio held up better than their counterparts in the benchmark. Specialty chains and oilfield services companies managed to post strong gains during the reporting period.

[Bar chart at middle of page with heading "Top five countries As a percentage of net assets on 10-31-02." The chart is divided into five sections: United States 54%, United Kingdom 9%, Japan 7%, France 3% and Switzerland 3%.]

By country, holdings in the United Kingdom, Switzerland, and France proved disappointing, while South Korean and Irish stocks both surged strongly. For the reporting period, most countries suffered declines.

The list of best-performing stocks included Nissan Motor Co. of Japan, Samsung Electronics of South Korea and U.S.-based Forest Labs. Decliners included Corus Group and British Airways of the U.K., and Cisco Systems of the United States.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Nextel followed by an up arrow with the phrase "Strong cash flow and greater-than-expected earnings." The second listing is Cisco Systems followed by a down arrow with the phrase "Spending on enterprise information technology remained weak." The third listing is Forest Labs followed by an up arrow with the phrase "Robust sales of flagship depression drug Celexa."]

PORTFOLIO SHIFTS

During the period, we added to holdings in the consumer non-durables sector as consumers continue to buy staple goods, while trimming exposure to technology stocks, where visibility remains limited. As for countries, we shifted assets away from France and increased holdings in the United States.

OUTLOOK

Looking ahead, the global equity market is sending mixed signals. On the downside, economic data have been disappointing in the United States, Eurozone and Japan, and the Iraq situation continues to hang over the markets. On a positive note, bond yields are close to historical lows and after three years of bond outperformance, U.S. equities are more attractive on a relative risk/reward basis.

"...after three years of bond
 outperformance, U.S. equi-
 ties are more attractive on a
 relative risk/reward basis."

The U.S. market received further economic stimulus on November 6 when the Federal Reserve cut interest rate targets by one-half of a percentage point. Additionally, the Bush administration's bid for reelection in 2004 should refocus its attention on the U.S. economy. Any advance in global equities likely will be led by the United States, so measures to get the U.S. economy moving forward are welcome. Also, we believe that the European Central Bank (ECB) must lower interest rates to stimulate growth.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Index, an
unmanaged index
composed of freely
traded stocks of
foreign and U.S.
companies.

It is not possible to
invest in an index.
                              Class A      Class B      Class C        Index
Inception date                 1-3-92       9-2-86       3-1-99           --

Average annual returns with maximum sales charge (POP)
One year                       -18.72%      -19.12%      -16.56%      -13.57%
Five years                     -10.36%      -10.79%          --        -1.47%
Ten years                        0.20%       -0.18%          --         6.57%
Since inception                    --           --       -18.46%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -18.72%      -19.12%      -16.56%      -13.57%
Five years                     -42.11%      -43.50%          --        -7.12%
Ten years                        1.99%       -1.76%          --        89.00%
Since inception                    --           --       -52.70%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Free Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $18,900 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund, before sales charge, and is equal to $10,741 as of October 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Global Fund, after sales charge, and is equal to $10,199 as of October 31, 2002.

                                    Class B 1    Class C 1
Period beginning                   10-31-92       3-1-99
Without sales charge                 $9,824       $4,777
With maximum sales charge                --       $4,730
Index                               $18,900       $7,442

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into four main categories: common stocks, preferred stocks, warrants and short-term investments. Common stocks, preferred stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 93.49%                                                                                      $47,119,325
(Cost $46,795,541)

Australia 1.21%                                                                                              $608,053
 89,000   Woolworths Ltd. (Retail)                                                                            608,053

Bermuda 1.56%                                                                                                 788,180
 11,800   Platinum Underwriters Holdings, Ltd.* (Insurance)                                                   296,180
 12,000   RenaissanceRe Holdings Ltd. (Insurance)                                                             492,000

Canada 2.53%                                                                                                1,275,240
 17,600   Precision Drilling Corp.* (Oil & Gas)                                                               601,040
 53,850   WestJet Airlines Ltd.* (Transport)                                                                  674,200

Denmark 0.46%                                                                                                 229,829
  4,900   Carlsberg AS (Beverages)                                                                            229,829

Finland 1.83%                                                                                                 920,509
 54,200   Nokia Oyj (Telecommunications)                                                                      920,509

France 3.29%                                                                                                1,658,466
 46,700   Axa SA (Insurance)                                                                                  696,939
 31,900   JC Decaux SA* (Advertising)                                                                         342,756
  3,300   L'Oreal SA (Cosmetics & Personal Care)                                                              245,752
  6,100   Sanofi-Synthelabo SA (Medical)                                                                      373,019

Ireland 2.50%                                                                                               1,257,796
 66,100   Bank of Ireland (Banks -- Foreign)                                                                  733,135
 14,100   Ryanair Holdings Plc* American Depositary Receipts
          (ADR) (Transport)                                                                                   524,661

Israel 0.63%                                                                                                  317,463
  4,100   Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                                 317,463

Italy 1.01%                                                                                                   508,626
 16,900   ENI SpA (Oil & Gas)                                                                                 234,639
 21,993   Riunione Adriatica di Sicurta SpA (Insurance)                                                       273,987

Japan 6.50%                                                                                                 3,278,037
 37,000   Dai Nippon Printing Co., Ltd. (Printing -- Commercial)                                              378,124
 27,000   Kao Corp. (Cosmetics & Personal Care)                                                               617,093
     79   Mitsubishi Tokyo Financial Group, Inc. (Banks -- Foreign)                                           515,231
  6,800   Murata Manufacturing Co., Ltd. (Electronics)                                                        321,378
 44,500   Nissan Motor Co., Ltd. (Automobile / Trucks)                                                        341,805
 48,000   Shiseido Co., Ltd. (Cosmetics & Personal Care)                                                      533,638
 13,200   Sony Corp. (ADR) (Leisure)                                                                          570,768

Luxembourg 0.91%                                                                                              460,256
 42,600   Arcelor SA* (Steel)                                                                                 460,256

Netherlands 1.92%                                                                                             965,498
 47,400   ASML Holding NV (NY Reg Shares)* (Electronics)                                                      407,640
  8,700   Unilever NV (Food)                                                                                  557,858

Norway 0.99%                                                                                                  501,312
 20,200   Frontline Ltd. (Transport)                                                                          121,690
 51,800   Tomra Systems ASA (Pollution Control)                                                               379,622

Singapore 1.76%                                                                                               888,392
 51,800   Flextronics International Ltd.* (Electronics)                                                       433,048
 60,000   United Overseas Bank Ltd. (Banks -- Foreign)                                                        455,344

South Korea 0.99%                                                                                             499,795
    950   Samsung Electronics Co., Ltd. (Electronics)                                                         268,978
  1,250   SK Telecom Co., Ltd. (Telecommunications)                                                           230,817

Switzerland 2.85%                                                                                           1,434,298
  9,700   Alcon, Inc.* (Medical)                                                                              397,894
  2,300   Nestle SA (Food)                                                                                    493,124
 11,400   UBS AG (Banks -- Foreign)                                                                           543,280

United Kingdom 9.02%                                                                                        4,548,177
 70,900   BP Plc (Oil & Gas)                                                                                  454,772
 23,900   British American Tobacco Plc (Tobacco)                                                              244,534
151,600   Centrica Plc (Utilities)                                                                            431,652
182,500   Corus Group Plc* (Steel)                                                                            121,343
 30,300   Exel Plc (Transport)                                                                                311,438
 45,600   HSBC Holdings Plc (Banks -- Foreign)                                                                496,961
 29,900   Imperial Tobacco Group Plc (Tobacco)                                                                467,772
 35,000   Next Plc (Retail)                                                                                   487,328
 21,505   Royal Bank of Scotland Group Plc (Banks -- Foreign)                                                 506,000
 39,400   Shell Transport & Trading Co. Plc (Oil & Gas)                                                       253,184
 35,700   Shire Pharmaceuticals Group Plc* (Medical)                                                          287,633
 30,500   Vodafone Group Plc (ADR) (Telecommunications)                                                       485,560

United States 53.53%                                                                                       26,979,398
  5,700   3M Co. (Diversified Operations)                                                                     723,558
  4,900   Allergan, Inc. (Medical)                                                                            266,805
 13,900   Allstate Corp. (The) (Insurance)                                                                    552,942
  3,300   Anheuser-Busch Cos., Inc. (Beverages)                                                               174,108
 10,900   Anthem, Inc.* (Medical)                                                                             686,700
 78,400   AT&T Wireless Services, Inc.* (Telecommunications)                                                  538,608
  7,300   AutoZone, Inc.* (Retail)                                                                            626,121
  9,600   Ball Corp. (Containers)                                                                             464,928
 11,800   BJ Services Co.* (Oil & Gas)                                                                        357,894
 17,500   Blockbuster, Inc. (Class A) (Leisure)                                                               419,475
 13,600   Borland Software Corp.* (Computers)                                                                 182,648
 29,200   Cisco Systems, Inc.* (Computers)                                                                    326,456
 19,700   Citigroup, Inc. (Finance)                                                                           727,915
 35,500   Dell Computer Corp.* (Computers)                                                                  1,015,655
 16,900   Dial Corp. (The) (Cosmetics & Personal Care)                                                        359,294
  5,800   Electronic Arts, Inc.* (Computers)                                                                  377,696
 17,800   ENSCO International, Inc. (Oil & Gas)                                                               481,312
  5,100   Forest Laboratories, Inc.* (Medical)                                                                499,749
 37,700   General Electric Co. (Electronics)                                                                  951,925
 11,000   Gilead Sciences, Inc.* (Medical)                                                                    382,140
 27,100   Gymboree Corp. (The)* (Retail)                                                                      497,556
 10,600   Harley-Davidson, Inc. (Leisure)                                                                     554,380
 24,800   Health Management Associates, Inc. (Class A)* (Medical)                                             474,176
 15,500   Hunt (J.B.) Transport Services, Inc.* (Transport)                                                   429,195
 28,400   IMC Global, Inc. (Fertilizers)                                                                      312,400
 10,100   Intel Corp. (Electronics)                                                                           174,730
  6,900   International Business Machines Corp. (Computers)                                                   544,686
 11,100   Intuit, Inc.* (Computers)                                                                           576,312
 13,200   Johnson & Johnson (Medical)                                                                         775,500
  6,300   Kohl's Corp.* (Retail)                                                                              368,235
  9,200   Lockheed Martin Corp. (Aerospace)                                                                   532,680
 15,800   Lowe's Cos., Inc. (Retail)                                                                          659,334
 14,400   Medtronic, Inc. (Medical)                                                                           645,120
 21,200   MGM Mirage, Inc.* (Leisure)                                                                         659,320
  7,100   Michaels Stores, Inc.* (Retail)                                                                     319,216
 19,100   Microsoft Corp.* (Computers)                                                                      1,021,277
  9,900   Moody's Corp. (Business Services -- Misc.)                                                          466,290
 34,500   Nextel Communications, Inc. (Class A)* (Telecommunications)                                         389,160
 15,900   Noble Corp.* (Oil & Gas)                                                                            513,888
 10,400   North Fork Bancorp., Inc. (Banks -- United States)                                                  399,984
 10,300   Patterson-UTI Energy, Inc.* (Oil & Gas)                                                             297,876
 35,400   Pfizer, Inc. (Medical)                                                                            1,124,658
  5,200   Procter & Gamble Co. (The) (Soap & Cleaning Preparations)                                           459,940
  7,100   Scripps (E.W.) Co. (The) (Class A) (Media)                                                          548,049
  6,900   Smith International, Inc.* (Oil & Gas)                                                              215,694
 28,600   TJX Cos., Inc. (The) (Retail)                                                                       586,872
 26,200   Tyco International Ltd. (Diversified Operations)                                                    378,852
 13,500   Viacom, Inc. (Class B)* (Media)                                                                     602,235
 11,200   Wal-Mart Stores, Inc. (Retail)                                                                      599,760
 15,800   Wells Fargo & Co. (Banks -- United States)                                                          797,426
 14,500   Williams-Sonoma, Inc.* (Retail)                                                                     345,100
 14,400   Zimmer Holdings, Inc.* (Medical)                                                                    593,568


PREFERRED STOCKS 1.06%                                                                                       $531,637
(Cost $544,481)

South Korea 1.06%
  3,950   Samsung Electronics Co., Ltd. (Electronics)                                                         531,637

WARRANTS 0.58%                                                                                               $290,397
(Cost $337,071)

India 0.58%
 59,647   Satyam Computer Services Ltd.* (Computers)                                                          290,397

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 5.18%                                                                               $2,613,000
(Cost $2,613,000)

Joint Repurchase Agreement 5.18%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02
(Secured by U.S. Treasury Inflation
Indexed Note, 3.00% due 07-15-12)                                               1.90%          $2,613       2,613,000

TOTAL INVESTMENTS 100.31%                                                                                 $50,554,359

OTHER ASSETS AND LIABILITIES, NET (0.31%)                                                                   ($158,364)

TOTAL NET ASSETS 100.00%                                                                                  $50,395,995


* Non-income producing security.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

October 31, 2002
(unaudited)

The concentration
of the Fund's
investments can
be aggregated by
various industry
groups. This
table shows the
percentages of
the Fund's
investments
assigned to
the various
investment
categories.
                                               VALUE AS A PERCENTAGE
INVESTMENT CATEGORIES                             OF NET ASSETS

Advertising                                           0.68%
Aerospace                                             1.06
Automobile / Trucks                                   0.68
Banks -- Foreign                                      6.45
Banks -- United States                                2.38
Beverages                                             0.80
Business Services -- Misc.                            0.93
Computers                                             8.60
Containers                                            0.92
Cosmetics & Personal Care                             3.48
Diversified Operations                                2.19
Electronics                                           6.13
Fertilizers                                           0.62
Finance                                               1.44
Food                                                  2.09
Insurance                                             4.59
Leisure                                               4.37
Media                                                 2.28
Medical                                              13.54
Oil & Gas                                             6.77
Pollution Control                                     0.75
Printing -- Commercial                                0.75
Retail                                               10.11
Soap & Cleaning Preparations                          0.91
Steel                                                 1.15
Telecommunications                                    5.09
Tobacco                                               1.41
Transport                                             4.09
Utilities                                             0.87
Short-term investments                                5.18

Total investments                                   100.31%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $50,290,093)        $50,554,359
Cash                                                   872
Receivable for investments sold                  2,292,176
Receivable for shares sold                         795,122
Dividends and interest receivable                   81,186
Other assets                                        10,562

Total assets                                    53,734,277

LIABILITIES
Payable for investments purchased                1,274,029
Payable for shares repurchased                   1,853,253
Payable to affiliates                              100,209
Other payables and accrued expenses                110,791

Total liabilities                                3,338,282

NET ASSETS
Capital paid-in                                101,102,961
Accumulated net realized loss on investments
and foreign currency transactions              (50,964,568)
Net unrealized appreciation of investments
and translation of assets and liabilities in
foreign currencies                                 263,628
Accumulated net investment loss                     (6,026)

Net assets                                     $50,395,995

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($39,090,539 [DIV] 5,919,275 shares)         $6.60
Class B ($10,624,860 [DIV] 1,802,131 shares)         $5.90
Class C ($680,596 [DIV] 115,405 shares)              $5.90

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.60 [DIV] 95%)                          $6.95
Class C ($5.90 [DIV] 99%)                            $5.96

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $44,950)              $642,526
Interest (including securities lending income of $2,011)               25,837

Total investment income                                               668,363

EXPENSES
Investment management fee                                             578,787
Class A distribution and service fee                                  145,228
Class B distribution and service fee                                  150,712
Class C distribution and service fee                                    8,291
Transfer agent fee                                                    524,384
Custodian fee                                                         106,322
Registration and filing fee                                            44,119
Auditing fee                                                           36,900
Accounting and legal services fee                                      13,585
Trustees' fee                                                           4,333
Interest expense                                                        3,274
Legal fee                                                               1,988
Miscellaneous                                                           1,754

Total expenses                                                      1,619,677

Net investment loss                                                  (951,314)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                       (10,179,806)
Foreign currency transactions                                          18,431
Change in net unrealized appreciation (depreciation) of
Investments                                                         2,858,148
Translation of assets and liabilities in foreign currencies           (88,581)

Net realized and unrealized loss                                   (7,391,808)

Decrease in net assets from operations                            ($8,343,122)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                       10-31-01      10-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                 ($1,267,414)    ($951,314)

Net realized loss                                   (39,616,088)  (10,161,375)
Change in net unrealized
  appreciation (depreciation)                       (18,859,248)    2,769,567

Decrease in net assets
  resulting from operations                         (59,742,750)   (8,343,122)
From Fund share transactions                        (18,013,598)  (10,750,858)

NET ASSETS
Beginning of period                                 147,246,323    69,489,975

End of period 1                                     $69,489,975   $50,395,995

1 Includes accumulated net investment loss of $95,497 and $6,026, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.94      $13.46      $15.24      $13.64       $7.71
Net investment loss 1                                    (0.05)      (0.03)      (0.08)      (0.11)      (0.10)
Net realized and unrealized
  gain (loss) on investments                              1.53        2.67       (0.91)      (5.82)      (1.01)
Total from investment
  operations                                              1.48        2.64       (0.99)      (5.93)      (1.11)
Less distributions
From net realized gain                                   (0.96)      (0.86)      (0.61)         --          --
Net asset value,
  end of period                                         $13.46      $15.24      $13.64       $7.71       $6.60
Total return 2 (%)                                       11.88       20.90       (6.90)     (43.48)     (14.40)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $121        $128        $105         $51         $39
Ratio of expenses to
  average net assets (%)                                  1.82        1.78        1.87        2.14        2.35
Ratio of net investment loss
  to average net assets (%)                              (0.33)      (0.23)      (0.52)      (1.01)      (1.31)
Portfolio turnover (%)                                     160         176         182         297         264

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.39      $12.76      $14.30      $12.67       $6.93
Net investment loss 1                                    (0.13)      (0.11)      (0.18)      (0.17)      (0.14)
Net realized and unrealized
  gain (loss) on investments                              1.46        2.51       (0.84)      (5.57)      (0.89)
Total from investment
  operations                                              1.33        2.40       (1.02)      (5.74)      (1.03)
Less distributions
From net realized gain                                   (0.96)      (0.86)      (0.61)         --          --
Net asset value,
  end of period                                         $12.76      $14.30      $12.67       $6.93       $5.90
Total return 2 (%)                                       11.15       20.12       (7.60)     (45.30)     (14.86)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $55         $54         $41         $17         $11
Ratio of expenses to
  average net assets (%)                                  2.46        2.37        2.57        2.84        3.05
Ratio of net investment loss
  to average net assets (%)                              (0.97)      (0.82)      (1.25)      (1.72)      (2.01)
Portfolio turnover (%)                                     160         176         182         297         264

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 3  10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.88      $14.30      $12.67       $6.93
Net investment loss 1                                    (0.10)      (0.15)      (0.17)      (0.14)
Net realized and unrealized
  gain (loss) on investments                              1.52       (0.87)      (5.57)      (0.89)
Total from investment
  operations                                              1.42       (1.02)      (5.74)      (1.03)
Less distributions
From net realized gain                                      --       (0.61)         --          --
Net asset value,
  end of period                                         $14.30      $12.67       $6.93       $5.90
Total return 2 (%)                                       11.02 4     (7.60)     (45.30)     (14.86)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 5        $1          $1          $1
Ratio of expenses to average
  net assets (%)                                          2.48 6      2.57        2.84        3.05
Ratio of net investment loss
  to average net assets (%)                              (1.01) 6    (1.06)      (1.72)      (2.01)
Portfolio turnover (%)                                     176         182         297         264

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Class C shares began operations on 3-1-99.

4 Not annualized.

5 Less than $500,000.

6 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Global Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on October 31, 2002.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction. The Fund had no open forward foreign currency exchange contracts on October 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $50,475,789 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carry forward expires as follows: October 31, 2009 -- $39,619,964 and October 31, 2010 -- $10,855,825.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.


NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and (d) 0.625%
of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has a subadvisory agreement with Nicholas - Applegate Capital Management LP. The Fund is not responsible for the payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $43,698 with regard to sales of Class A shares. Of this amount, $4,994 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $21,556 was paid as sales commissions to unrelated broker-dealers and $17,148 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $4,275 with regard to sales of Class C shares. Of this amount, $4,168 was paid as sales commissions to unrelated broker-dealers and $107 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $36,731 for Class B shares and $1,265 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                       YEAR ENDED 10-31-01         YEAR ENDED 10-31-02
                     SHARES         AMOUNT       SHARES         AMOUNT
CLASS A SHARES
Sold              5,676,327    $64,226,203    1,786,452    $13,544,533
Repurchased      (6,714,603)   (75,224,956)  (2,543,191)   (19,528,993)
Net decrease     (1,038,276)  ($10,998,753)    (756,739)   ($5,984,460)

CLASS B SHARES
Sold                332,513     $3,269,531      311,157     $2,161,259
Repurchased      (1,062,282)   (10,421,533)  (1,010,948)    (7,061,861)
Net decrease       (729,769)   ($7,152,002)    (699,791)   ($4,900,602)

CLASS C SHARES
Sold              2,604,419    $27,476,042       78,832       $540,982
Repurchased      (2,590,045)   (27,338,885)     (64,039)      (406,778)
Net increase         14,374       $137,157       14,793       $134,204

NET DECREASE     (1,753,671)  ($18,013,598)  (1,441,737)  ($10,750,858)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002 aggregated $164,685,426 and $178,094,166, respectively.

The cost of investments owned on October 31, 2002 including short-term investments, for federal income tax purposes was $50,778,872. Gross unrealized appreciation and depreciation of investments aggregated $2,763,464 and $2,987,977, respectively, resulting in net unrealized depreciation of $224,513. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $18,267, a decrease in accumulated net investment loss of $1,040,785 and a decrease in capital paid-in of $1,022,518. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and realized gain/loss on foreign currency transactions, in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Proposed Reorganization

On November 19, 2002, the Trustees approved the reorganization of John Hancock European Equity Fund and John Hancock Global Fund into John Hancock International Fund, subject to the approval by shareholders.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Global Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Fund (a series of John Hancock Investment Trust III) (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2002, none of the dividends qualify for the dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions which are taxable for the calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1996                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1996                31
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Trustee, Northeastern University (education); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000); Chairman and Director, Northeast Retirement Services, Inc. (retirement administration)
(since 1998).

William J. Cosgrove, Born: 1933                                                             1996                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1986                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                1994                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               1992                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           1993                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1991                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1986                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1992
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston Massachusetts, 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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DELIVERY

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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Global Fund.

0300A 10/02
      12/02

John Hancock
European
Equity Fund

ANNUAL
REPORT

10.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

Trustees & officers
page 27

For your information
page 33



Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October, the broad Standard & Poor's 500 Index is down 22% year to date through October, the Dow Jones Industrial Average is off 15% and the technology-laden Nasdaq Composite Index has fallen 32%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. diversified equity funds have produced negative results through October, according to Lipper, Inc., and the average equity fund has lost 23%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by invest-
ing primarily in
stocks of compa-
nies located in
Europe.

Over the last twelve months

* Global economic growth remained sluggish.

* Concerns over Middle East violence and terrorism dampened investor enthusiasm for stocks.

* Eurozone stock markets staged a solid rebound late in the period.

[Bar chart with heading "John Hancock European Equity Fund." Under the heading is a note that reads "Fund performance for the year ended October 31, 2002." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -17.44% total return for Class A. The second bar represents the -18.11% total return for Class B. The third bar represents the -18.11% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.3%   TotalFinaElf
 1.7%   Nokia
 1.7%   Unilever
 1.7%   Perlos
 1.6%   Axa
 1.6%   ENI
 1.5%   Teva Pharmaceutical Industries
 1.5%   GlaxoSmithKline
 1.4%   Man Group
 1.4%   Autostrade

As a percentage of net assets on October 31, 2002.



BY LORETTA MORRIS, FOR THE NICHOLAS-APPLEGATE
CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
European Equity Fund

MANAGERS'
REPORT

Following two consecutive years of decline in the global stock market, investors could not be faulted for hoping that better days lay ahead. Alas, these hopes were dashed as equity markets around the world continued to retreat during the 12-month period ended October 31, 2002.

"...equity markets
 around the world
 continued to retreat..."

The reporting period began with a powerful rally as investors rebuilt their shattered confidence and sentiment improved following the September 11, 2001 terrorist attacks on U.S. soil. In the wake of the attacks, coordinated action by the world's central bankers led to unprecedented stimulus in the form of interest-rate reductions and injections of liquidity into the markets. The stimulus began to have its desired effect late in 2001 as encouraging economic reports indicated that a recovery was indeed underway. Increasing evidence of a pickup in economic growth, as well as the support of low interest rates, buoyed international markets during the first quarter of 2002.

However, by the second quarter, weakness in key sectors became apparent. The Continent's giant telecommunications companies, which have labored under high debt levels and their huge financial commitments to next-generation technology, saw share prices cut nearly in half.

European stocks continued to decline in the third quarter. Exacerbating an already difficult market, businesses in need of scarce capital were forced to sell their equity stakes in other companies, regardless of those companies' operating fundamentals. In addition, European law requires that insurance companies sell certain underperforming stocks from their investment portfolios, which put additional pressure on both the lagging stocks and the insurance sector. Finally, overcapacity in telecommunications continued to plague European exchanges, since this sector makes up a significant portion of the region's market capitalization.

On the economic front, nearly all indicators for continental Europe pointed to a slowdown in activity. For example, Italian consumer confidence weakened, French industrial production fell and retail sales decreased in Germany. In September, the narrow victory of the incumbent German coalition government of Chancellor Helmut Schroeder was another disappointment. Investors had hoped for more conservative leadership and a larger governing majority to help push through much-needed structural reforms.


"An underweight position
 in consumer non-durables
 ...also hampered relative
 performance."

Late in the period, the European stock markets staged a solid rebound. On a macroeconomic level, worries of a possible double-dip recession in global growth were offset by a number of positive data, including moderating oil prices, a rise in the Baltic freight index, and a rise in the price of dynamic random access memory (DRAM) chips.

FUND PERFORMANCE EXPLAINED

For the 12 months ended October 31, 2002, the Fund's Class A, Class B and Class C shares posted a total return of -17.44%, -18.11% and -18.11%, respectively, at net asset value. During the same period, the average European Equity fund returned -13.28%, according to Lipper, Inc.1, while the benchmark MSCI Europe Index returned -13.59%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks--foreign 11%, the second is Medical 9%, the third Oil & gas 8%, the fourth Utilities 7%, and the fifth Finance 6%.]

Throughout 2001 and much of 2002, companies meeting or exceeding earnings estimates were not rewarded by investors. This phenomenon penalized our philosophy and process centered on positive, sustainable change and timeliness of investment.

The Fund's relative underperformance was driven largely by disappointing stock selection and overweight holdings in the consumer services sector. An underweight position in consumer non-durables, which was among the few sectors to post positive returns during the period, also hampered relative performance. On the positive side, favorable stock selection in the insurance services and financial services sectors supported relative performance. In particular, money-center banks held up well.

[Bar chart at middle of page with heading "Top countries As a percentage of net assets on 10-31-02." The chart is divided into five sections:
United Kingdom 29%, Italy 11%, France 10%, Spain 6% and Netherlands 5%.]

By country, holdings in the United Kingdom and Switzerland were disappointing. Meanwhile, stock selection in Spain and Ireland supported both relative and absolute performance. In particular, Iberia Lineas, a Spanish airline, and the Bank of Ireland were among the portfolio's top performers during the period. Decliners included Corus Group, a steel manufacturer, and food and beverage giant Nestle.

SECTOR AND COUNTRY SHIFTS

During the period, based on our bottom-up analysis of individual stocks' appreciation potential, we increased exposure to the financial services sector and reduced holdings in commercial/ industrial services stocks. On a country basis, we shifted some assets from France to Italy.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Corus Group followed by a down arrow with the phrase "Suffered losses amid sliding steel prices and reduced output." The second listing is Bank of Ireland followed by an up arrow with the phrase "Gaining market share amid strong Irish economy." The third listing is Iberia Lineas followed by an up arrow with the phrase "Spanish low-cost airline continually exceeding earnings expectations."]

OUTLOOK

Looking ahead, the European equity markets are sending mixed signals. On the downside, economic data have been disappointing in the Eurozone, and the Iraq situation continues to hang over the markets.

"...the European equity
 markets are sending
 mixed signals."

Observers are particularly worried about Germany, which accounts for 35% of the total European Union economy. In October, German business confidence fell to a nine-month low, manufacturing orders declined, and leading German research institutes cut their growth forecasts for 2003 by more than half. Germany's DAX Index remains quite volatile. The persistent burden of excessive debt could continue to constrain the telecommunications industry, although we began to see signs of positive change late in the period.

The current environment favors stock pickers such as Nicholas-Applegate. International companies whose earnings are in line with or better than expectations but not reflected in the stock's price should be rewarded by investors. These are precisely the types of stocks in which we seek to invest.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
October 31, 2002

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) Europe Index,
an unmanaged index
used to measure the
performance of securi-
ties listed on European
stock exchanges.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                 3-2-98       6-1-98       3-1-99           --

Average annual returns with maximum sales charge (POP)
One year                       -21.56%      -22.20%      -19.77%      -13.59%
Since inception                -10.00%      -12.57%      -13.78%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -21.56%      -22.20%      -19.77%      -13.59%
Since inception                -38.84%      -44.76%      -41.95%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI Europe Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $7,973 as of October 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock European Equity Fund, before sales charge, and is equal to $6,440 as of October 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock European Equity Fund, after sales charge, and is equal to $6,116 as of October 31, 2002.

                                    Class B      Class C 1
Period beginning                     6-1-98       3-1-99
Without sales charge                 $5,637       $5,865
With maximum sales charge            $5,524       $5,806
Index                                $7,152       $7,174

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2002

This schedule is divided into four main categories: common stocks, preferred stocks, units and short-term investments. The common and preferred stocks and units are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 93.08%                                                                                      $10,656,377
(Cost $11,108,582)

Belgium 1.38%                                                                                                $157,873
  8,000   Dexia SA (Banks -- Foreign)                                                                          76,768
  3,600   Interbrew SA (Beverages)                                                                             81,105

Denmark 2.07%                                                                                                 236,545
    800   Carlsberg AS (Beverages)                                                                             37,523
  2,000   Danisco AS (Food)                                                                                    65,026
  2,400   Jyske Bank AS* (Banks -- Foreign)                                                                    56,285
  3,600   TDC AS (Telecommunications)                                                                          77,711

Finland 4.07%                                                                                                 465,817
 12,000   Nokia Oyj American Depositary Receipts (ADR)
          (Telecommunications)                                                                                199,440
 29,800   Perlos Oyj (Electronics)                                                                            190,640
 11,100   Sampo Oyj (A Shares) (Finance)                                                                       75,737

France 9.47%                                                                                                1,084,783
 12,300   Axa SA (Insurance)                                                                                  183,562
  5,000   JC Decaux SA* (Advertising)                                                                          53,724
  1,200   L'Oreal SA (Cosmetics & Personal Care)                                                               89,364
    500   Pernod-Ricard SA (Beverages)                                                                         50,654
  1,800   Sanofi-Synthelabo SA (Medical)                                                                      110,071
  1,900   TotalFinaElf SA (Oil & Gas)                                                                         261,725
  2,200   Unibail SA (Real Estate Operations)                                                                 126,253
  1,500   Vinci SA (Engineering / R&D Services)                                                                83,779
  5,300   Vivendi Environnement SA (Utilities)                                                                125,651

Germany 3.99%                                                                                                 457,303
     10   AMB Generali Holding AG (Insurance)                                                                     609
  2,200   Bayerische Motoren Werke AG (Automobile / Trucks)                                                    78,431
  2,500   Deutsche Boerse AG (Finance)                                                                         89,622
  1,786   E.ON AG (Utilities)                                                                                  80,828
  2,200   Fraport AG (Transport)                                                                               44,662
  1,500   SAP AG (Computers)                                                                                  115,122
  2,500   Schwarz Pharma AG (Medical)                                                                          48,029

Greece 0.79%                                                                                                   90,125
  6,400   Coca-Cola Hellenic Bottling Co. SA (Beverages)                                                       90,125

Ireland 3.87%                                                                                                 442,671
 10,500   Bank of Ireland (Banks -- Foreign)                                                                  116,459
  7,200   CRH Plc (Building)                                                                                   91,408
  3,300   ICON Plc* (ADR) (Business Services -- Misc.)                                                         79,632
 13,300   Irish Life & Permanent Plc (Finance)                                                                155,172

Israel 1.49%                                                                                                  170,346
  2,200   Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                                 170,346

Italy 11.45%                                                                                                1,311,101
 19,200   Autostrade SpA (Transport)                                                                          158,764
 13,200   ENI SpA (Oil & Gas)                                                                                 183,268
188,000   Finmeccanica SpA (Aerospace)                                                                        103,327
120,000   Impregilo SpA* (Building)                                                                            46,346
 14,500   Italcementi SpA (Building)                                                                          127,367
  9,700   Italgas SpA (Utilities)                                                                              94,522
  9,700   Mediaset SpA (Media)                                                                                 67,721
 45,300   Parmalat Finanziaria SpA (Food)                                                                     126,506
 10,459   Riunione Adriatica di Sicurta SpA (Insurance)                                                       130,297
 11,800   Saipem SpA (Oil & Gas)                                                                               63,803
 40,500   Snam Rete Gas SpA (Utilities)                                                                       121,123
 23,400   UniCredito Italiano SpA (Banks -- Foreign)                                                           88,057

Luxembourg 0.65%                                                                                               74,548
  6,900   Arcelor SA* (Steel)                                                                                  74,548

Netherlands 5.35%                                                                                             612,069
  3,800   Euronext NV (Finance)                                                                                75,639
  2,400   Heineken NV (Beverages)                                                                              96,423
  1,600   IHC Caland NV (Oil & Gas)                                                                            70,984
  2,800   Royal Dutch Petroleum Co. (Oil & Gas)                                                               121,117
  3,100   Unilever NV (Food)                                                                                  198,777
  2,200   Van der Moolen Holding NV (Finance)                                                                  49,129

Norway 3.61%                                                                                                  413,016
 15,600   Frontline Ltd. (Transport)                                                                           93,978
  3,400   Gjensidige NOR ASA* (Finance)                                                                       105,613
  3,200   ProSafe ASA * (Oil & Gas)                                                                            40,449
  8,600   Tandberg ASA* (Telecommunications)                                                                   93,094
 10,900   Tomra Systems ASA (Pollution Control)                                                                79,882

Spain 6.33%                                                                                                   724,832
  1,400   Acciona SA (Building)                                                                                54,070
  3,500   Actividades de Construccion y Servicios SA (Building)                                                97,049
 11,383   Banco Bilbao Vizcaya Argentaria SA (Banks -- Foreign)                                               108,442
  3,000   Banco Popular Espanol SA (Banks -- Foreign)                                                         128,461
 15,000   Corporacion Mapfre SA (Insurance)                                                                   101,456
  7,000   Endesa SA (Utilities)                                                                                72,301
 27,300   Iberia Lineas Aereas de Espana SA (Transport)                                                        47,311
 12,200   Telefonica SA* (Telecommunications)                                                                 115,742

Sweden 4.40%                                                                                                  504,300
  3,300   Autoliv, Inc. Swedish Depositary Receipts (Automobile/Trucks)                                        63,570
  7,400   Capio AB* (Medical)                                                                                  44,421
  9,900   Elekta AB (B Shares)* (Medical)                                                                      92,923
  4,200   Hennes & Mauritz AB (B Shares) (Retail)                                                              81,594
 15,700   Skandinaviska Enskilda Banken AB (A Shares) (Banks -- Foreign)                                      136,225
  2,800   Svenska Cellulosa AB (B Shares) (Paper & Paper Products)                                             85,567

Switzerland 5.06%                                                                                             579,250
  1,000   Actelion Ltd.* (Medical)                                                                             38,274
  2,100   Alcon, Inc.* (Medical)                                                                               86,142
  1,900   Converium Holding AG* (Insurance)                                                                    76,710
    500   Nestle SA (Food)                                                                                    107,201
    900   Nobel Biocare Holding AG* (Medical)                                                                  50,054
  2,141   Novartis AG (Medical)                                                                                81,654
    150   SGS Societe Generale de Surveillance Holding SA
          (Business Services -- Misc.)                                                                         43,998
  1,600   Syngenta AG (Chemicals)                                                                              95,217

United Kingdom 28.81%                                                                                       3,298,338
 13,800    Allied Domecq Plc (Beverages)                                                                       82,472
 22,324    Barclays Plc (Banks -- Foreign)                                                                    154,368
 22,200    BG Group Plc (Oil & Gas)                                                                            88,651
 15,112    BHP Billiton Plc (Metal)                                                                            73,763
 11,000    British American Tobacco Plc (Tobacco)                                                             112,547
 10,500    British Sky Broadcasting Group Plc* (Media)                                                         99,136
 19,700    Capita Group Plc (Business Services -- Misc.)                                                       69,036
  8,400    Capital Radio Plc (Media)                                                                           68,335
 30,095    Centrica Plc (Utilities)                                                                            85,690
  4,900    Cobham Plc (Aerospace)                                                                              74,052
169,300    orus Group Plc* (Steel)                                                                            112,567
  9,400    Diageo Plc (Beverages)                                                                             105,956
  9,400    Exel Plc (Transport)                                                                                96,618
 32,600    Game Group Plc (Computers)                                                                          56,994
 14,300    George Wimpey Plc (Building)                                                                        61,522
  8,900    GlaxoSmithKline Plc (Medical)                                                                      169,869
  9,900    HBOS Plc (Banks -- Foreign)                                                                        109,578
 13,000    HSBC Holdings Plc (Banks -- Foreign)                                                               144,806
  4,300    Imperial Tobacco Group Plc (Tobacco)                                                                67,272
 15,000    Kelda Group Plc (Utilities)                                                                         88,705
 11,000    Man Group Plc (Finance)                                                                            163,830
 32,700    MFI Furniture Group Plc (Furniture)                                                                 67,017
 28,100    Morrison (Wm.) Supermarkets Plc (Retail)                                                            92,428
 20,800    National Grid Transco Plc (Utilities)                                                              148,060
 28,300    Peninsular and Oriental Steam Navigation Co. (Transport)                                            84,231
 30,000    Rentokil Initial Plc (Diversified Operations)                                                      101,729
 15,400    Rexam Plc (Containers)                                                                              98,358
  6,092    Royal Bank of Scotland Group Plc (Banks -- Foreign)                                                143,341
 93,000    SkyePharma Plc* (Medical)                                                                           69,837
 17,500    Smith & Nephew Plc (Medical)                                                                       104,036
  7,700    Smiths Group Plc (Manufacturing)                                                                    88,360
 67,700    Tullow Oil Plc* (Oil & Gas)                                                                         96,381
 73,900    Vodafone Group Plc (Telecommunications)                                                            118,793


United States 0.29%                                                                                            33,460
  1,400    GlobalSantaFe Corp. (Oil & Gas)                                                                     33,460

PREFERRED STOCKS 0.45%                                                                                        $50,941
(Cost $47,926)

Germany 0.45%
    800    Henkel KGaA (Chemicals)                                                                             50,941

UNITS 0.80%                                                                                                   $91,854
(Cost $125,456)

France 0.80%
127,061    Eurotunnel SA* (Transport)                                                                          91,854

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE   (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 8.10%                                                                                 $927,000
(Cost $927,000)

Joint Repurchase Agreement 8.10%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 10-31-02, due 11-01-02 (Secured by
U.S. Treasury Inflation Indexed Note, 3.00%
due 07-15-12)                                                                  1.90%           $927           927,000

TOTAL INVESTMENTS 102.43%                                                                                 $11,726,172

OTHER ASSETS AND LIABILITIES, NET (2.43%)                                                                   ($277,672)

TOTAL NET ASSETS 100.00%                                                                                  $11,448,500


* Non-income producing security.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

October 31, 2002

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                              VALUE AS A PERCENTAGE
INVESTMENT CATEGORIES                             OF NET ASSETS
Advertising                                           0.47%
Aerospace                                             1.55
Automobile/Trucks                                     1.24
Banks -- Foreign                                     11.03
Beverages                                             4.75
Building                                              4.17
Business Services -- Misc.                            1.68
Chemicals                                             1.28
Computers                                             1.50
Containers                                            0.86
Cosmetics & Personal Care                             0.78
Diversified Operations                                0.89
Electronics                                           1.67
Engineering/R&D Services                              0.73
Finance                                               6.24
Food                                                  4.35
Furniture                                             0.59
Insurance                                             4.30
Manufacturing                                         0.77
Media                                                 2.06
Medical                                               9.31
Metal                                                 0.64
Oil & Gas                                             8.38
Paper & Paper Products                                0.75
Pollution Control                                     0.70
Real Estate Operations                                1.10
Retail                                                1.52
Steel                                                 1.64
Telecommunications                                    5.28
Tobacco                                               1.57
Transport                                             5.39
Utilities                                             7.14
Short-term investments                                8.10

Total investments                                   102.43%

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $12,208,964)                           $11,726,172
Cash                                                                      845
Receivable for investments sold                                         8,587
Dividends and interest receivable                                      37,032
Other assets                                                              617

Total assets                                                       11,773,253

LIABILITIES
Payable for investments purchased                                     233,646
Payable to affiliates                                                  23,376
Other payables and accrued expenses                                    67,731

Total liabilities                                                     324,753

NET ASSETS
Capital paid-in                                                    20,697,603
Accumulated net realized loss on investments and foreign
  currency transactions                                            (8,766,909)
Net unrealized depreciation of investments and translation
  of assets and liabilities in foreign currencies                    (482,010)
Accumulated net investment loss                                          (184)

Net assets                                                        $11,448,500

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($5,621,320 [DIV] 873,321 shares)                               $6.44
Class B ($5,579,028 [DIV] 893,734 shares)                               $6.24
Class C ($248,152 [DIV] 39,749 shares)                                  $6.24

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.44 [DIV] 95%)                                             $6.78
Class C ($6.24 [DIV] 99%)                                               $6.30


1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $29,561)              $253,441
Interest (including securities lending income of $1,150)               12,676

Total investment income                                               266,117

EXPENSES
Investment management fee                                             131,871
Class A distribution and service fee                                   20,968
Class B distribution and service fee                                   73,556
Class C distribution and service fee                                    3,073
Custodian fee                                                         113,665
Transfer agent fee                                                     36,229
Registration and filing fee                                            28,080
Auditing fee                                                           20,500
Printing                                                                7,500
Accounting and legal services fee                                       2,853
Miscellaneous                                                           2,099
Trustees' fee                                                             962
Legal fee                                                                 206
Interest expense                                                          105

Total expenses                                                        441,667
Less expense reductions                                              (109,528)

Net expenses                                                          332,139

Net investment loss                                                   (66,022)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (2,966,174)
Foreign currency transactions                                         (59,993)
Change in unrealized appreciation (depreciation) of
Investments                                                           482,251
Translation of assets and liabilities in foreign currencies               513

Net realized and unrealized loss                                   (2,543,403)

Decrease in net assets from operations                            ($2,609,425)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                          YEAR          YEAR
                                                         ENDED         ENDED
                                                      10-31-01      10-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                   ($77,164)     ($66,022)

Net realized loss                                   (3,629,140)   (3,026,167)
Change in net unrealized
  appreciation (depreciation)                       (3,858,033)      482,764

Decrease in net assets resulting
  from operations                                   (7,564,337)   (2,609,425)
From Fund share transactions                        (4,110,019)   (2,487,052)

NET ASSETS
Beginning of period                                 28,219,333    16,544,977

End of period 1                                    $16,544,977   $11,448,500

1 Includes accumulated net investment loss of $196 and $184, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

PERIOD ENDED                                          10-31-98 1  10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00      $10.07      $11.16      $10.98       $7.80
Net investment income (loss) 2                            0.01       (0.04)      (0.06)         -- 3     (0.01)
Net realized and unrealized
  gain (loss) on investments                              0.06        1.13       (0.12)      (3.18)      (1.35)
Total from investment operations                          0.07        1.09       (0.18)      (3.18)      (1.36)
Net asset value, end of period                          $10.07      $11.16      $10.98       $7.80       $6.44
Total return 4,5 (%)                                      0.70 6     10.82       (1.61)     (28.96)     (17.44)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $12         $14         $13          $8          $6
Ratio of expenses
  to average net assets (%)                               1.90 7      1.90        1.90        1.90        1.90
Ratio of adjusted expenses
  to average net assets 8 (%)                             3.31 7      2.23        2.30        3.02        2.65
Ratio of net investment income (loss)
  to average net assets (%)                               0.16 7     (0.38)      (0.52)       0.03       (0.08)
Portfolio turnover (%)                                      31          64          97         260         198

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98 1  10-31-99    10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.07      $10.04      $11.06      $10.80       $7.62
Net investment loss 2                                    (0.04)      (0.12)      (0.15)      (0.06)      (0.06)
Net realized and unrealized
  gain (loss) on investments                             (0.99)       1.14       (0.11)      (3.12)      (1.32)
Total from investment operations                         (1.03)       1.02       (0.26)      (3.18)      (1.38)
Net asset value, end of period                          $10.04      $11.06      $10.80       $7.62       $6.24
Total return 4,5 (%)                                     (9.30)6     10.16       (2.35)     (29.44)     (18.11)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $16         $15         $15          $8          $6
Ratio of expenses
  to average net assets (%)                               2.60 7      2.60        2.60        2.60        2.60
Ratio of adjusted expenses
  to average net assets 8 (%)                             4.01 7      2.93        3.00        3.72        3.35
Ratio of net investment loss
  to average net assets (%)                              (1.12)7     (1.08)      (1.23)      (0.67)      (0.78)
Portfolio turnover (%)                                      31          64          97         260         198

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 1  10-31-00    10-31-01    10-31-02
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.64      $11.06      $10.80       $7.62
Net investment loss 2                                    (0.07)      (0.13)      (0.06)      (0.06)
Net realized and unrealized
  gain (loss) on investments                              0.49       (0.13)      (3.12)      (1.32)
Total from investment operations                          0.42       (0.26)      (3.18)      (1.38)
Net asset value, end of period                          $11.06      $10.80       $7.62       $6.24
Total return 4,5 (%)                                      3.95 6     (2.35)     (29.44)     (18.11)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        -- 9        -- 9        -- 9
Ratio of expenses
  to average net assets (%)                               2.60 7      2.60        2.60        2.60
Ratio of adjusted expenses
  to average net assets 8 (%)                             2.93 7      3.00        3.72        3.35
Ratio of net investment loss
  to average net assets (%)                              (1.17) 7    (1.16)      (0.61)      (0.78)
Portfolio turnover (%)                                      64          97         260         198

1 Class A, Class B and Class C shares began operations on 3-2-98, 6-1-98 and 3-1-99, respectively.

2 Based on the average of the shares outstanding.

3 Less than $0.01 per share.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock European Equity Fund (the "Fund") is a diversified series of John Hancock World Fund, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital growth.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. There was no outstanding borrowing under the line of credit during the year ended October 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on October 31, 2002.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had no open forward foreign currency exchange contracts on October 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $8,741,298 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2006 -- $821,474, October 31, 2007 -- $1,234,369, October 31, 2009 -- $3,678,367
and October 31, 2010 -- 3,007,088.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2002, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $500,000,000 of the Fund's average daily net asset value, and (b) 0.70% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses for Class A, Class B and Class C shares to 1.90%, 2.60% and 2.60%, respectively, of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $109,528 for the year ended October 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $8,035 with regard to sales of Class A shares. Of this amount, $939 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,262 was paid as sales commissions to unrelated broker-dealers and $1,834 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended October 31, 2002, JH Funds received net up-front sales charges of $853 with regard to sales of Class C shares. Of this amount, $852 was paid as sales commissions to unrelated broker-dealers and $1 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2002, CDSCs received by JH Funds amounted to $33,035 for Class B shares and $154 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses. Effective January 1, 2003, the Fund will pay a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 150,000 shares of beneficial interest of the Fund on October 31, 2002.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                        YEAR ENDED 10-31-01             YEAR ENDED 10-31-02
                     SHARES          AMOUNT         SHARES           AMOUNT
CLASS A SHARES
Sold                792,626      $7,381,907        243,515      $1,801,403
Repurchased        (982,882)     (9,192,300)      (359,333)     (2,672,712)
Net decrease       (190,256)    ($1,810,393)      (115,818)      ($871,309)

CLASS B SHARES
Sold                238,918      $2,437,624        146,815      $1,075,119
Repurchased        (492,476)     (4,717,190)      (368,071)     (2,672,695)
Net decrease       (253,558)    ($2,279,566)      (221,256)    ($1,597,576)

CLASS C SHARES
Sold                 67,015        $679,196        113,551        $805,510
Repurchased         (69,607)       (699,256)      (117,426)       (823,677)
Net decrease         (2,592)       ($20,060)        (3,875)       ($18,167)

NET DECREASE       (446,406)    ($4,110,019)      (340,949)    ($2,487,052)

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2002, aggregated $27,757,888 and $29,779,513, respectively.

The cost of investments owned on October 31, 2002, including short-term investments, for federal income tax purposes was $12,234,000. Gross unrealized appreciation and depreciation of investments aggregated $446,831 and $954,659, respectively, resulting in net unrealized depreciation of $507,828. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended October 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $60,029, a decrease in accumulated net investment loss of $66,034 and a decrease in capital paid-in of $126,063. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating loss and foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE F
Proposed Reorganization

On November 19, 2002, the Trustees approved the reorganization of John Hancock European Equity Fund and John Hancock Global Fund into John Hancock International Fund, subject to approval by shareholders.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers, LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock European Equity Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock European Equity Fund (a series of John Hancock World Fund) (the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2002.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1998                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1998                31
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Trustee, Northeastern University (education); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000); Chairman and Director, Northeast Retirement Services, Inc. (retirement administration)
(since 1998).

William J. Cosgrove, Born: 1933                                                             1998                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1998                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); Trustee, Marblehead Savings Bank (since 1994); prior to
1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler 2, Born: 1947                                                                1998                31
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                               1998                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           1998                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1998                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1998                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Independence Fixed Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE

William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1998
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1998
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1998
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston Massachusetts, 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



ELECTRONIC
DELIVERY

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John Hancock Funds

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prospectuses through the U.S. mail, we'll notify you by e-mail
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How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an
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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                               1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
European Equity Fund.


9200A 10/02
      12/02

                         JOHN HANCOCK INTERNATIONAL FUND
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS - (UNAUDITED)
                                OCTOBER 31, 2002

Pro forma information is intended to provide shareholders of John Hancock International Fund and John Hancock Global Fund with information about the impact of the proposed merger by indicating how the merger might have affected information had the merger been consummated as of November 1, 2001.

The unaudited pro forma combined statements of assets and liabilities and results of operations as of October 31, 2002, have been prepared to reflect the merger of the John Hancock International Fund and the John Hancock Global Fund after giving effect to pro forma adjustments described in the notes listed below.

(a) Acquisition by John Hancock International Fund of all the assets of John Hancock Global Fund and issuance of John Hancock International Fund Class A, Class B and Class C shares in exchange for all of the outstanding Class A, Class B and Class C shares, respectively of John Hancock Global Fund.

(b) The investment advisory fee was adjusted to reflect the application of a reduced fee structure which will be in effect for John Hancock International Fund and will match the current fee structure of John Hancock Global Fund:

            0.90% of the first $100,000,000 of the Fund's net assets;
            0.80% for the net assets between $100,000,000 and $300,000,000;
            0.75% for the net assets between $300,000,000 and $500,000,000;
            0.625% for the net assets in excess of $500,000,000

(c) The 12b-1 fee reflects the application of the fee structure which will be in effect for the John Hancock International Fund: 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets.

(d) The transfer agent fee for each of the Class A, Class B and Class C shares is the total of the respective individual fund's transfer agent fees.

(e) The actual expenses incurred by the John Hancock International Fund and John Hancock Global Fund for various expenses included on a pro forma basis were reduced to reflect the estimated savings arising from the merger.

(f) The Adviser has limited International Fund's total operating expenses at least until March 1, 2004, to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares.

                         JOHN HANCOCK INTERNATIONAL FUND
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS - (UNAUDITED)
                                OCTOBER 31, 2002

Pro forma information is intended to provide shareholders of John Hancock International Fund and John Hancock European Equity Fund with information about the impact of the proposed merger by indicating how the merger might have affected information had the merger been consummated as of November 1, 2001.

The unaudited pro forma combined statements of assets and liabilities and results of operations as of October 31, 2002, have been prepared to reflect the merger of the John Hancock International Fund and the John Hancock European Equity Fund after giving effect to pro forma adjustments described in the notes listed below.

(a) Acquisition by John Hancock International Fund of all the assets of John Hancock European Equity Fund and issuance of John Hancock International Fund Class A, Class B and Class C shares in exchange for all of the outstanding Class A, Class B and Class C shares, respectively of John Hancock European Equity Fund.

(b) The investment advisory fee was adjusted to reflect the application of a reduced fee structure which will be in effect for John Hancock International Fund and will match the current fee structure of John Hancock European Equity Fund:

            0.90% of the first $100,000,000 of the Fund's net assets;
            0.80% for the net assets between $100,000,000 and $300,000,000;
            0.75% for the net assets between $300,000,000 and $500,000,000;
            0.625% for the net assets in excess of $500,000,000

(c) The 12b-1 fee reflects the application of the fee structure which will be in effect for the John Hancock International Fund: 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets.

(d) The transfer agent fee for each of the Class A, Class B and Class C shares is the total of the respective individual fund's transfer agent fees.

(e) The actual expenses incurred by the John Hancock International Fund and John Hancock European Equity Fund for various expenses included on a pro forma basis were reduced to reflect the estimated savings arising from the merger.

(f) The Adviser has limited International Fund's total operating expenses at least until March 1, 2004, to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares.

                         JOHN HANCOCK INTERNATIONAL FUND
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS - (UNAUDITED)
                                OCTOBER 31, 2002

Pro forma information is intended to provide shareholders of John Hancock International Fund and John Hancock European Fund, Equity and John Hancock Global Fund with information about the impact of the proposed merger by indicating how the merger might have affected information had the merger been consummated as of November 1, 2001.

The unaudited pro forma combined statements of assets and liabilities and results of operations as of October 31, 2002, have been prepared to reflect the merger of the John Hancock International Fund, John Hancock European Equity Fund and John Hancock Global Fund after giving effect to pro forma adjustments described in the notes listed below.

(a) Acquisition by John Hancock International Fund of all the assets of John Hancock European Equity Fund and John Hancock Global Fund and issuance of John Hancock International Fund Class A, Class B and Class C shares in exchange for all of the outstanding Class A, Class B and Class C shares, respectively of John Hancock European Equity and John Hancock Global Fund.

(b) The investment advisory fee was adjusted to reflect the application of a reduced fee structure which will be in effect for John Hancock International Fund and will match the current fee structure of John Hancock European Equity and John Hancock Global Fund:

            0.90% of the first $100,000,000 of the Fund's net assets;
            0.80% for the net assets between $100,000,000 and $300,000,000;
            0.75% for the net assets between $300,000,000 and $500,000,000;
            0.625% for the net assets in excess of $500,000,000

(c) The 12b-1 fee reflects the application of the fee structure which will be in effect for the John Hancock International Fund: 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets.

(d) The transfer agent fee for each of the Class A, Class B and Class C shares is the total of the respective individual fund's transfer agent fees.

(e) The actual expenses incurred by the John Hancock International Fund and John Hancock European Equity Fund and John Hancock Global Fund for various expenses included on a pro forma basis were reduced to reflect the estimated savings arising from the merger.

(f) The Adviser has limited International Fund's total operating expenses at least until March 1, 2004, to 2.35% of average daily net assets for Class A shares and 3.05% of average daily net assets for Class B and Class C shares.

John Hancock International Fund
Pro-forma Statement of Assets and Liabilities
October 31, 2002
(Unaudited)
--------------------------------------------------------------------------------

                                                                    INTERNATIONAL     GLOBAL                          PRO FORMA
                                                                        FUND           FUND        ADJUSTMENTS        COMBINED
                                                                    -------------  ------------   ------------      ------------
Assets:
   Investments at value
   (cost - $12,622,183, $50,290,093 and $62,912,276, respectively)  $ 12,064,987   $ 50,554,359   $         --      $ 62,619,346
   Cash                                                                      490            872             --             1,362
   Receivable for investments sold                                       272,210      2,292,176             --         2,564,386
   Receivable for shares sold                                              3,312        795,122             --           798,434
   Dividends and interest receivable                                      32,259         81,186             --           113,445
   Receivable from affiliates                                             26,936             --             --            26,936
   Other assets                                                            2,243         10,562             --            12,805
                                                                    ------------   ------------   ------------      ------------
                           Total Assets                               12,402,437     53,734,277             --        66,136,714
                           -----------------------------------------------------   ------------   ------------      ------------
Liabilities:
   Payable for investments purchased                                     201,661      1,274,029             --         1,475,690
   Payable for shares repurchased                                          4,206      1,853,253             --         1,857,459
   Payable for forward currency exchange contracts                                                                            --
   Payable to affiliates                                                      --        100,209             --           100,209
   Accounts payable and accrued expenses                                 132,213        110,791             --           243,004
                                                                    ------------   ------------   ------------      ------------
                           Total Liabilities                             338,080      3,338,282             --         3,676,362
                           -----------------------------------------------------   ------------   ------------      ------------
Net Assets:
   Capital paid-in                                                    26,588,761    101,102,961             --       127,691,722
   Accumulated net realized gain (loss) on investments                                       --             --                --
      and foreign currency transactions                              (13,966,036)   (50,964,568)                     (64,930,604)
   Net unrealized appreciation (depreciation) of investments and                             --             --                --
      translation of assets and liabilities in foreign currencies       (557,744)       263,628                         (294,116)
   Accumulated net investment loss                                          (624)        (6,026)            --            (6,650)
                                                                    ------------   ------------   ------------      ------------
                                                                    $ 12,064,357   $ 50,395,995   $         --      $ 62,460,352
================================================================================   ============   ============      ============
Net Assets
International Fund
      Class A                                                       $  5,571,851             --   $ 39,090,539      $ 44,662,390
      Class B                                                       $  4,706,547             --   $ 10,624,860      $ 15,331,407
      Class C                                                       $    783,277             --   $    680,596      $  1,463,873
      Class I                                                       $  1,002,682             --             --      $  1,002,682
Global Fund
      Class A                                                                 --   $ 39,090,539   $(39,090,539)               --
      Class B                                                                 --   $ 10,624,860   $(10,624,860)               --
      Class C                                                                 --   $    680,596   $   (680,596)               --
================================================================================   ============   ============      ============
Shares outstanding
International Fund
      Class A                                                          1,092,159             --      7,665,145(a)      8,757,304
      Class B                                                            978,559             --      2,208,795(a)      3,187,354
      Class C                                                            162,819             --        141,522(a)        304,341
      Class I                                                            195,952             --             --           195,952
Global Fund
      Class A                                                                 --      5,919,275     (5,919,275)(a)            --
      Class B                                                                 --      1,802,131     (1,802,131)(a)            --
      Class C                                                                 --        115,405       (115,405)(a)            --
================================================================================   ============   ============      ============
Net Asset Value Per Share
      Class A                                                       $       5.10   $       6.60             --(a)   $       5.10
      Class B                                                       $       4.81   $       5.90             --(a)   $       4.81
      Class C                                                       $       4.81   $       5.90             --(a)   $       4.81
      Class I                                                       $       5.12             --             --      $       5.12
================================================================================   ============   ============      ============

                        See Notes to Pro Forma Statements

John Hancock International Fund
Pro-forma Statement of Operations
October 31, 2002
(Unaudited)
--------------------------------------------------------------------------------

                                                                      INTERNATIONAL     GLOBAL                          PRO-FORMA
                                                                          FUND           FUND        ADJUSTMENTS        COMBINED
                                                                      -------------  ------------   ------------      ------------
Investment Income:
Dividends (net of foreign withholding tax of $27,493,
    and $44,950 and $72,443, respectively)                            $    235,166   $    642,526   $         --      $    877,692
Interest (including income on securities loaned of $468
    $2,011 and $2,479, respectively)                                         9,520         25,837                           35,357
                                                                      ------------   ------------   ------------      ------------
                                                                           244,686        668,363                          913,049
                                                                      ------------   ------------   ------------      ------------

Expenses:
    Investment management fee                                              143,908        578,787        (14,391)(b)       708,304
    Class A distribution and service fee                                    21,175        145,228             --(c)        166,403
    Class B distribution and service fee                                    58,879        150,712             --(c)        209,591
    Class C distribution and service fee                                     9,672          8,291             --(c)         17,963
    Class A, Class B and Class C transfer agent fee                        164,099        524,384             --(d)        688,483
    Transfer agent fee Class I                                               5,458             --             --             5,458
    Custodian fee                                                          162,080        106,322        (74,425)(e)       193,977
    Registration and filing fee                                             57,086         44,119        (28,543)(e)        72,662
    Auditing fee                                                            36,633         36,900        (31,533)(e)        42,000
    Printing                                                                17,017             --             --(e)         17,017
    Accounting and legal services fee                                        3,047         13,585             --            16,632
    Miscellaneous                                                            2,710          1,754             --             4,464
    Trustees' fee                                                              912          4,333             --             5,245
    Legal fee                                                                  522          1,988             --             2,510
    Interest expense                                                           464          3,274             --             3,738
                                                                      ------------   ------------   ------------      ------------
            Total Expenses                                                 683,662      1,619,677       (148,892)        2,154,447
            ----------------------------------------------------------------------   ------------   ------------      ------------
            Less Expense Reductions                                       (294,862)            --        145,331(f)       (149,531)
            ----------------------------------------------------------------------   ------------   ------------      ------------
            Net Expenses                                                   388,800      1,619,677         (3,561)        2,004,916
            ----------------------------------------------------------------------   ------------   ------------      ------------
            Net Investment loss                                           (144,114)      (951,314)         3,561        (1,091,867)
            ----------------------------------------------------------------------   ------------   ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
       Net realized gain (loss) on:
         Investments                                                    (2,537,653)   (10,179,806)            --       (12,717,459)
         Foreign currency transactions                                      (8,371)        18,431             --            10,060
       Change in net unrealized appreciation (depreciation) of:
         Investments                                                        92,047      2,858,148             --         2,950,195
         Translation of assets and liabilities in foreign currencies       (35,291)       (88,581)            --          (123,872)
                                                                      ------------   ------------   ------------      ------------
    Net realized and unrealized gain (loss)                             (2,489,268)    (7,391,808)                      (9,881,076)
                                                                      ------------   ------------   ------------      ------------
    Increase (Decrease) in net assets resulting from operations       $ (2,633,382)  $ (8,343,122)  $      3,561      $(10,972,943)
==================================================================================   ============   ============      ============

                        See Notes to Pro-Forma Statements

Statement of Changes in Net Assets                                  EUROPEAN EQUITY FUND                 INTERNATIONAL FUND
                                                             ----------------------------------  ----------------------------------

                                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                             October 31, 2001  October 31, 2002  October 31, 2001  October 31, 2002
                                                             ----------------  ----------------  ----------------  ----------------
INCRESE (DECREASE) IN NET ASSETS
From operations:
Net investment loss                                                        $0                $0                $0                $0
Net realized gain (loss)                                                    0                 0                 0                 0
Change in net unrealized appreciation (depreciation)                        0                 0                 0                 0
                                                             ----------------  ----------------  ----------------  ----------------
Increase (decrease) in net assets resulting from operations                 0                 0                 0                 0
                                                             ----------------  ----------------  ----------------  ----------------

Distributions to shareholders:
From net investment income                                                  0                 0                 0                 0
From net realized gain                                                     --                 0                --                 0
                                                             ----------------  ----------------  ----------------  ----------------
                                                                            0                 0                 0                 0
                                                             ----------------  ----------------  ----------------  ----------------

From fund share transactions
                                                             ----------------  ----------------  ----------------  ----------------

NET ASSETS
Beginning of period                                                         0                 0                 0                 0
End of period (1)                                                          $0                $0                $0                $0
                                                             ================  ================  ================  ================

Statement of Changes in Net Assets                                       GLOBAL FUND
                                                             ----------------------------------

                                                                YEAR ENDED        YEAR ENDED
                                                             October 31, 2001  October 31, 2002
                                                             ----------------  ----------------
INCRESE (DECREASE) IN NET ASSETS
From operations:
Net investment loss                                                        $0                $0
Net realized gain (loss)                                                    0                 0
Change in net unrealized appreciation (depreciation)                        0                 0
                                                             ----------------  ----------------
Increase (decrease) in net assets resulting from operations                 0                 0
                                                             ----------------  ----------------

Distributions to shareholders:
From net investment income                                                  0                 0
From net realized gain                                                     --                 0
                                                             ----------------  ----------------
                                                                            0                 0
                                                             ----------------  ----------------

From fund share transactions
                                                             ----------------  ----------------

NET ASSETS
Beginning of period                                                         0                 0
End of period (1)                                                          $0                $0
                                                             ================  ================

(1) Includes accumulated net investment loss of $xxx, $xxx, $xxx, $xxx, $xxx and $xxx, respectively.

John Hancock International Fund
Pro-forma Statement of Assets and Liabilities
October 31, 2002
(Unaudited)
--------------------------------------------------------------------------------

                                                                   INTERNATIONAL      EUROPEAN                          PRO FORMA
                                                                        FUND         EQUITY FUND     ADJUSTMENTS         COMBINED
                                                                   -------------    ------------    ------------       ------------
Assets:
   Investments at value
   (cost - $12,622,183, $12,208,965 and $24831,148, respectively)   $ 12,064,987    $ 11,726,172    $         --       $ 23,791,159
   Cash                                                                      490             845              --              1,335
   Receivable for investments sold                                       272,210           8,587              --            280,797
   Receivable for shares sold                                              3,312              --              --              3,312
   Dividends and interest receivable                                      32,259          37,032              --             69,291
   Receivable from affiliates                                             26,936              --              --             26,936
   Other assets                                                            2,243             617              --              2,860
                                                                    ------------    ------------    ------------       ------------
                          Total Assets                                12,402,437      11,773,253              --         24,175,690
                          ------------------------------------------------------    ------------    ------------       ------------
Liabilities:
   Payable for investments purchased                                     201,661         233,646              --            435,307
   Payable for shares repurchased                                          4,206              --              --              4,206
   Payable for forward currency exchange contracts                                                                               --
   Payable to affiliates                                                      --          23,376              --             23,376
   Accounts payable and accrued expenses                                 132,213          67,731              --            199,944
                                                                    ------------    ------------    ------------       ------------
                          Total Liabilities                              338,080         324,753              --            662,833
                          ------------------------------------------------------    ------------    ------------       ------------
Net Assets:
   Capital paid-in                                                    26,588,761      20,697,603              --         47,286,364
   Accumulated net realized gain (loss) on investments                                                                         0.00
      and foreign currency transactions                              (13,966,036)     (8,766,909)                       (22,732,945)
   Net unrealized appreciation (depreciation) of investments and
      translation of assets and liabilities in foreign currencies       (557,744)       (482,010)                        (1,039,754)
   Accumulated net investment loss                                          (624)           (184)             --               (808)
                                                                    ------------    ------------    ------------       ------------
                                                                    $ 12,064,357    $ 11,448,500    $         --       $ 23,512,857
================================================================================    ============    ============       ============
Net Assets                                                                                                             $         --
International Fund
      Class A                                                       $  5,571,851              --    $  5,621,320       $ 11,193,171
      Class B                                                       $  4,706,547              --    $  5,579,028       $ 10,285,575
      Class C                                                       $    783,277              --    $    248,152       $  1,031,429
      Class I                                                       $  1,002,682              --              --       $  1,002,682
European Fund
      Class A                                                                 --    $  5,621,320    $ (5,621,320)                --
      Class B                                                                 --    $  5,579,028    $ (5,579,028)                --
      Class C                                                                 --    $    248,152    $   (248,152)                --
================================================================================    ============    ============       ============
Shares outstanding
International Fund
      Class A                                                          1,092,159              --       1,102,580(a)       2,194,739
      Class B                                                            978,559              --       1,159,814(a)       2,138,373
      Class C                                                            162,819              --          51,615(a)         214,434
      Class I                                                            195,952              --              --            195,952
European Fund
      Class A                                                                 --         873,321        (873,321)(a)             --
      Class B                                                                 --         893,734        (893,734)(a)             --
      Class C                                                                 --          39,749         (39,749)(a)             --
================================================================================    ============    ============       ============
Net Asset Value Per Share
      Class A                                                       $       5.10    $       6.44              --(a)    $       5.10
      Class B                                                       $       4.81    $       6.24              --(a)    $       4.81
      Class C                                                       $       4.81    $       6.24              --(a)    $       4.81
      Class I                                                       $       5.12              --              --       $       5.12
================================================================================    ============    ============       ============

                        See Notes to Pro Forma Statements

John Hancock International Fund
Pro-forma Statement of Operations
October 31, 2002
(Unaudited)
--------------------------------------------------------------------------------

                                                                      INTERNATIONAL     EUROPEAN                        PRO-FORMA
                                                                           FUND       EQUITY FUND    ADJUSTMENTS         COMBINED
                                                                      -------------   -----------    -----------       -----------
Investment Income:
Dividends (net of foreign withholding tax of $27,493,
    $29,561 and 457,054, respectively)                                 $   235,166    $   253,441    $        --       $   488,607
Interest (including income on securities loaned of $468,
    $1,150 and $1,618, respectively)                                         9,520         12,676             --            22,196
                                                                       -----------    -----------    -----------       -----------
                                                                           244,686        266,117                          510,803
                                                                       -----------    -----------    -----------       -----------

Expenses:
    Investment management fee                                              143,908        131,871        (14,391)(b)       261,388
    Class A distribution and service fee                                    21,175         20,968             --(c)         42,143
    Class B distribution and service fee                                    58,879         73,556             --(c)        132,435
    Class C distribution and service fee                                     9,672          3,073             --(c)         12,745
    Class A, Class B and Class C transfer agent fee                        164,099         36,229             --(d)        200,328
    Transfer agent fee Class I                                               5,458             --             --             5,458
    Custodian fee                                                          162,080        113,665        (79,565)(e)       196,180
    Registration and filing fee                                             57,086         28,080        (14,040)(e)        71,126
    Auditing fee                                                            36,633         20,500        (15,133)(e)        42,000
    Printing                                                                17,017          7,500         (3,750)(e)        20,767
    Accounting and legal services fee                                        3,047          2,853             --             5,900
    Miscellaneous                                                            2,710          2,099             --             4,809
    Trustees' fee                                                              912            962             --             1,874
    Legal fee                                                                  522            206             --               728
    Interest expense                                                           464            105             --               569
                                                                       -----------    -----------    -----------       -----------
            Total Expenses                                                 683,662        441,667       (126,879)          998,450
            ----------------------------------------------------------------------    -----------    -----------       -----------
            Less Expense Reductions                                       (294,862)      (109,528)       192,375(f)       (212,015)
            ----------------------------------------------------------------------    -----------    -----------       -----------
            Net Expenses                                                   388,800        332,139         65,496           786,435
            ----------------------------------------------------------------------    -----------    -----------       -----------
            Net Investment loss                                           (144,114)       (66,022)       (65,496)         (275,632)
            ----------------------------------------------------------------------    -----------    -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
       Net realized gain (loss) on:
         Investments                                                    (2,537,653)    (2,966,174)            --        (5,503,827)
         Foreign currency transactions                                      (8,371)       (59,993)            --           (68,364)
       Change in net unrealized appreciation (depreciation) of:
         Investments                                                        92,047        482,251             --           574,298
         Translation of assets and liabilities in foreign currencies       (35,291)           513             --           (34,778)
                                                                       -----------    -----------    -----------       -----------
    Net realized and unrealized gain (loss)                             (2,489,268)    (2,543,403)                      (5,032,671)
                                                                       -----------    -----------    -----------       -----------
    Increase (Decrease) in net assets resulting from operations        $(2,633,382)   $(2,609,425)   $   (65,496)      $(5,308,303)
==================================================================================    ===========    ===========       ===========

                        See Notes to Pro-Forma Statements

Statement of Changes in Net Assets                                  EUROPEAN EQUITY FUND                 INTERNATIONAL FUND
                                                             ----------------------------------  ----------------------------------

                                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                             October 31, 2001  October 31, 2002  October 31, 2001  October 31, 2002
                                                             ----------------  ----------------  ----------------  ----------------
INCRESE (DECREASE) IN NET ASSETS
From operations:
Net investment loss                                                        $0                $0                $0                $0
Net realized gain (loss)                                                    0                 0                 0                 0
Change in net unrealized appreciation (depreciation)                        0                 0                 0                 0
                                                             ----------------  ----------------  ----------------  ----------------
Increase (decrease) in net assets resulting from operations                 0                 0                 0                 0
                                                             ----------------  ----------------  ----------------  ----------------

Distributions to shareholders:
From net investment income                                                  0                 0                 0                 0
From net realized gain                                                     --                 0                --                 0
                                                             ----------------  ----------------  ----------------  ----------------
                                                                            0                 0                 0                 0
                                                             ----------------  ----------------  ----------------  ----------------

From fund share transactions
                                                             ----------------  ----------------  ----------------  ----------------

NET ASSETS
Beginning of period                                                         0                 0                 0                 0
End of period (1)                                                          $0                $0                $0                $0
                                                             ================  ================  ================  ================

Statement of Changes in Net Assets                                      GLOBAL FUND
                                                             ----------------------------------

                                                                YEAR ENDED        YEAR ENDED
                                                             October 31, 2001  October 31, 2002
                                                             ----------------  ----------------
INCRESE (DECREASE) IN NET ASSETS
From operations:
Net investment loss                                                        $0                $0
Net realized gain (loss)                                                    0                 0
Change in net unrealized appreciation (depreciation)                        0                 0
                                                             ----------------  ----------------
Increase (decrease) in net assets resulting from operations                 0                 0
                                                             ----------------  ----------------

Distributions to shareholders:
From net investment income                                                  0                 0
From net realized gain                                                     --                 0
                                                             ----------------  ----------------
                                                                            0                 0
                                                             ----------------  ----------------

From fund share transactions
                                                             ----------------  ----------------

NET ASSETS
Beginning of period                                                         0                 0
End of period (1)                                                          $0                $0
                                                             ================  ================

(1) Includes accumulated net investment loss of $xxx, $xxx, $xxx, $xxx, $xxx and $xxx, respectively.

John Hancock International Fund
Pro-forma Statement of Assets and Liabilities
October 31, 2002
(Unaudited)
--------------------------------------------------------------------------------

                                                   INTERNATIONAL    EUROPEAN        GLOBAL                          PRO-FORMA
                                                       FUND        EQUITY FUND       FUND        ADJUSTMENTS        COMBINED
                                                   -------------  ------------   ------------   ------------      ------------
Assets:
  Investments at value
  (cost - $12,622,183, $12,208,965 $50,290,093,
  and $75,121,241, respectively)                   $ 12,064,987   $ 11,726,172   $ 50,554,359   $         --      $ 74,345,518
  Cash                                                      490            845            872             --             2,207
  Receivable for investments sold                       272,210          8,587      2,292,176             --         2,572,973
  Receivable for shares sold                              3,312             --        795,122             --           798,434
  Dividends and interest receivable                      32,259         37,032         81,186             --           150,477
  Receivable from affiliates                             26,936             --             --             --            26,936
  Other assets                                            2,243            617         10,562             --            13,422
                                                   ------------   ------------   ------------   ------------      ------------
                           Total Assets              12,402,437     11,773,253     53,734,277                       77,909,967
                           ------------------------------------   ------------   ------------   ------------      ------------
Liabilities:
  Payable for investments purchased                     201,661        233,646      1,274,029             --         1,709,336
  Payable for shares repurchased                          4,206             --      1,853,253             --         1,857,459
  Payable for forward currency exchange contracts                                                                           --
  Payable to affiliates                                      --         23,376        100,209             --           123,585
  Accounts payable and accrued expenses                 132,213         67,731        110,791             --           310,735
                                                   ------------   ------------   ------------   ------------      ------------
                           Total Liabilities            338,080        324,753      3,338,282                        4,001,115
                           ------------------------------------   ------------   ------------   ------------      ------------
Net Assets:
  Capital paid-in                                    26,588,761     20,697,603    101,102,961             --       148,389,325
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions   (13,966,036)    (8,766,909)   (50,964,568)            --       (73,697,513)
  Net unrealized appreciation (depreciation) of
    investments and translation of assets and
    liabilities in foreign currencies                  (557,744)      (482,010)       263,628             --          (776,126)
  Accumulated net investment loss                          (624)          (184)        (6,026)            --            (6,834)
                                                   ------------   ------------   ------------   ------------      ------------
                                                   $ 12,064,357   $ 11,448,500   $ 50,395,995                     $ 73,908,852
===============================================================   ============   ============   ============      ============
Net Assets
International Fund
    Class A                                        $  5,571,851             --             --   $ 44,711,859(a)   $ 50,283,710
    Class B                                        $  4,706,547             --             --     16,203,888(a)   $ 20,910,435
    Class C                                        $    783,277             --             --        928,748(a)   $  1,712,025
    Class I                                        $  1,002,682             --             --                     $  1,002,682
European Equity Fund
    Class A                                                  --   $  5,621,320             --   $ (5,621,320)(a)            --
    Class B                                                  --   $  5,579,028             --   $ (5,579,028)(a)            --
    Class C                                                  --   $    248,152             --   $   (248,152)(a)            --
Global Fund
    Class A                                                  --             --   $ 39,090,539   $(39,090,539)(a)            --
    Class B                                                  --             --   $ 10,624,860   $(10,624,860)(a)            --
    Class C                                                  --             --   $    680,596   $   (680,596)(a)            --
===============================================================   ============   ============   ============      ============
Shares outstanding
International Fund                                    1,092,159             --             --      8,767,364(a)      9,859,523
    Class A                                             978,559             --             --      3,368,677(a)      4,347,236
    Class B                                             162,819             --             --        193,112(a)        355,931
    Class C                                             195,952             --             --                          195,952
    Class I
European Equity Fund
    Class A                                                  --        873,321             --       (873,321)(a)            --
    Class B                                                  --        893,734             --       (893,734)(a)            --
    Class C                                                  --         39,749             --        (39,749)(a)            --
Global Fund
    Class A                                                  --             --      5,919,275     (5,919,275)(a)            --
    Class B                                                  --             --      1,802,131     (1,802,131)(a)            --
    Class C                                                  --             --        115,405       (115,405)(a)            --
===============================================================   ============   ============   ============      ============
Net Asset Value Per Share
    Class A                                        $       5.10   $       6.44   $       6.60             --(a)   $       5.10
    Class B                                        $       4.81   $       6.24   $       5.90             --(a)   $       4.81
    Class C                                        $       4.81   $       6.24   $       5.90             --(a)   $       4.81
    Class I                                        $       5.12   $         --             --             --      $       5.12
===============================================================   ============   ============   ============      ============

                        See Notes to Pro-Forma Statements

John Hancock International Fund
Pro-forma Statement of Operations
October 31, 2002
(Unaudited)
--------------------------------------------------------------------------------

                                                     INTERNATIONAL    EUROPEAN        GLOBAL                          PRO-FORMA
                                                         FUND        EQUITY FUND       FUND        ADJUSTMENTS        COMBINED
                                                     -------------  ------------   ------------   ------------      ------------
Investment Income:
Dividends (net of foreign withholding tax of
  $27,493, 29,561, $44,950 and $102,004,
  respectively)                                      $    235,166   $    253,441   $    642,526   $         --      $  1,131,133
Interest (including income on securities loaned of
  $468, $1,150, $2,011 and $3,629, respectively)         9,520.00         12,676         25,837             --         48,033.00
                                                     ------------   ------------   ------------   ------------      ------------
                                                          244,686        266,117        668,363             --         1,179,166
                                                     ------------   ------------   ------------   ------------      ------------

Expenses:
    Investment management fee                             143,908        131,871        578,787        (14,391)(b)       840,175
    Class A distribution and service fee                   21,175         20,968        145,228             --(c)        187,371
    Class B distribution and service fee                   58,879         73,556        150,712             --(c)        283,147
    Class C distribution and service fee                    9,672          3,073          8,291             --(c)         21,036
    Class A, Class B and Class C transfer agent fee       164,099         36,229        524,384             --(d)        724,712
    Transfer agent fee Class I                              5,458             --             --             --             5,458
    Custodian fee                                         162,080        113,665        106,322       (153,990)(e)       228,077
    Registration and filing fee                            57,086         28,080         44,119        (42,583)(e)        86,702
    Auditing fee                                           36,633         20,500         36,900        (52,033)(e)        42,000
    Printing                                               17,017          7,500             --         (3,750)(e)        20,767
    Accounting and legal services fee                       3,047          2,853         13,585             --            19,485
    Miscellaneous                                           2,710          2,099          1,754             --             6,563
    Trustees' fee                                             912            962          4,333             --             6,207
    Legal fee                                                 522            206          1,988             --             2,716
    Interest expense                                          464            105          3,274             --             3,843
                                                     ------------   ------------   ------------   ------------      ------------
           Total Expenses                                 683,662        441,667      1,619,677       (266,747)        2,478,259
           ------------------------------------------------------   ------------   ------------   ------------      ------------
           Less Expense Reductions                       (294,862)      (109,528)            --        329,708(f)        (74,682)
           ------------------------------------------------------   ------------   ------------   ------------      ------------
           Net Expenses                                   388,800        332,139      1,619,677         62,961         2,403,577
           ------------------------------------------------------   ------------   ------------   ------------      ------------
           Net Investment loss                           (144,114)       (66,022)      (951,314)       (62,961)       (1,224,411)
           ------------------------------------------------------   ------------   ------------   ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
       Net realized gain (loss) on:
         Investments                                   (2,537,653)    (2,966,174)   (10,179,806)            --       (15,683,633)
         Foreign currency transactions                     (8,371)       (59,993)        18,431             --           (49,933)
       Change in net unrealized appreciation
        (depreciation) of:
         Investments                                       92,047        482,251      2,858,148             --         3,432,446
         Translation of assets and liabilities in
          foreign currencies                              (35,291)           513        (88,581)            --          (123,359)
                                                     ------------   ------------   ------------   ------------      ------------
    Net realized and unrealized gain (loss)            (2,489,268)    (2,543,403)    (7,391,808)            --       (12,424,479)
                                                     ------------   ------------   ------------   ------------      ------------
    Increase (Decrease) in net assets resulting
     from operations                                 $ (2,633,382)  $ (2,609,425)  $ (8,343,122)  $    (62,961)     $(13,648,890)
=================================================================   ============   ============   ============      ============

                        See Notes to Pro-Forma Statements

Statement of Changes in Net Assets                                  EUROPEAN EQUITY FUND                 INTERNATIONAL FUND
                                                             ----------------------------------  ----------------------------------

                                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                             October 31, 2001  October 31, 2002  October 31, 2001  October 31, 2002
                                                             ----------------  ----------------  ----------------  ----------------
INCRESE (DECREASE) IN NET ASSETS
From operations:
Net investment loss                                                        $0                $0                $0                $0
Net realized gain (loss)                                                    0                 0                 0                 0
Change in net unrealized appreciation (depreciation)                        0                 0                 0                 0
                                                             ----------------  ----------------  ----------------  ----------------
Increase (decrease) in net assets resulting from operations                 0                 0                 0                 0
                                                             ----------------  ----------------  ----------------  ----------------

Distributions to shareholders:
From net investment income                                                  0                 0                 0                 0
From net realized gain                                                     --                 0                --                 0
                                                             ----------------  ----------------  ----------------  ----------------
                                                                            0                 0                 0                 0
                                                             ----------------  ----------------  ----------------  ----------------

From fund share transactions
                                                             ----------------  ----------------  ----------------  ----------------

NET ASSETS
Beginning of period                                                         0                 0                 0                 0
End of period (1)                                                          $0                $0                $0                $0
                                                             ================  ================  ================  ================

Statement of Changes in Net Assets                                       GLOBAL FUND
                                                             ----------------------------------

                                                                YEAR ENDED        YEAR ENDED
                                                             October 31, 2001  October 31, 2002
                                                             ----------------  ----------------
INCRESE (DECREASE) IN NET ASSETS
From operations:
Net investment loss                                                        $0                $0
Net realized gain (loss)                                                    0                 0
Change in net unrealized appreciation (depreciation)                        0                 0
                                                             ----------------  ----------------
Increase (decrease) in net assets resulting from operations                 0                 0
                                                             ----------------  ----------------

Distributions to shareholders:
From net investment income                                                  0                 0
From net realized gain                                                     --                 0
                                                             ----------------  ----------------
                                                                            0                 0
                                                             ----------------  ----------------

From fund share transactions
                                                             ----------------  ----------------

NET ASSETS
Beginning of period                                                         0                 0
End of period (1)                                                          $0                $0
                                                             ================  ================

(1) Includes accumulated net investment loss of $xxx, $xxx, $xxx, $xxx, $xxx and $xxx, respectively.

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund and European Equity Fund combined on October 31, 2002.

                                                                                       ------------------------------
                                                                                           International Fund
---------------------------------------------------------------------------------------------------------------------
                                                                                                Par Value
                                                        % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                      Assets    Rate %     Date     Shares    Omitted)     Value
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
Australia                                                 1.19%
Commonwealth Bank of Australia (Banks - Foreign)                                         7,600                128,227
Woolworths Ltd. (Retail)                                                                22,333                152,580
                                                                                                           ----------
                                                                                                              280,807
                                                                                                           ----------

Belgium                                                   1.30%
Dexia SA (Banks - Foreign)                                                               6,300                 60,455
Interbrew SA (Beverages)                                                                 3,900                 87,864
                                                                                                           ----------
                                                                                                              148,319
                                                                                                           ----------

Bermuda                                                   0.15%
Nabors Industries Ltd.* (Oil & Gas)                                                      1,000                 34,970
                                                                                                           ----------

Brazil                                                    0.60%
Aracruz Celulose SA American Depositary Receipts (ADR)
(Paper & Paper Products)                                                                 4,100                 65,559
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                                                    11,000                 76,120
                                                                                                           ----------
                                                                                                              141,679
                                                                                                           ----------

Canada                                                    2.49%
Barrick Gold Corp. (Metal)                                                               7,900                119,053
Canadian National Railway Co. (Transport)                                                2,100                 89,607
Loblaw Cos., Ltd. (Retail)                                                               2,700                 97,531
Petro-Canada (Oil & Gas)                                                                 1,500                 41,460
Shoppers Drug Mart Corp.* (Retail)                                                       3,600                 57,237
Suncor Energy, Inc. (Oil & Gas)                                                          3,800                 54,979
Talisman Energy, Inc. (Oil & Gas)                                                        3,400                124,848
                                                                                                           ----------
                                                                                                              584,715
                                                                                                           ----------

Denmark                                                   1.27%
Carlsberg AS (Beverages)
Danisco AS (Food)
Jyske Bank AS* (Banks - Foreign)
TDC AS (Telecommunications)                                                              2,900                 62,601
                                                                                                           ----------




Finland                                                   2.94%
Nokia Oyj (ADR) (Telecommunications)                                                    13,500                224,370
                                                                                                           ----------
Perlos Oyj (Electronics)
Sampo Oyj (A Shares) (Finance)




France                                                    7.58%
Axa SA (Insurance)                                                                      13,200                196,993
JC Decaux SA* (Advertising)
L'Oreal SA (Cosmetics & Personal Care)                                                   1,200                 89,364
Pernod-Ricard SA (Beverages)
Sanofi-Synthelabo SA (Medical)                                                           1,800                110,071
TotalFinaElf SA (Oil & Gas)                                                              1,189                163,785
Unibail SA (Real Estate Operations)
Vinci SA (Engineering / R&D Services)
Vivendi Environnement SA (Utilities)                                                     5,800                137,504
                                                                                                           ----------
                                                                                                              697,717
                                                                                                           ----------

Germany                                                   4.47%
AMB Generali Holding AG (Insurance)
Bayerische Motoren Werke AG (Automobile / Trucks)                                        2,600                 92,692
Degussa AG (Chemicals)                                                                   2,900                 86,156

                                                        ----------------------------------------------------------------
                                                             European Equity Fund                  Combined
------------------------------------------------------------------------------------------------------------------------
                                                                   Par Value                       Par Value
                                                                     (000's     Market               (000's      Market
Issuer, Description                                        Shares   Omitted)     Value     Shares   Omitted)     Value
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
Australia
Commonwealth Bank of Australia (Banks - Foreign)                                            7,600                128,227
Woolworths Ltd. (Retail)                                                                   22,333                152,580
                                                                                                              ----------
                                                                                                                 280,807
                                                                                                              ----------

Belgium
Dexia SA (Banks - Foreign)                                  8,000                 76,768   14,300                137,223
Interbrew SA (Beverages)                                    3,600                 81,105    7,500                168,969
                                                                              ----------                      ----------
                                                                                 157,873                         306,192
                                                                              ----------                      ----------

Bermuda
Nabors Industries Ltd.* (Oil & Gas)                                                         1,000                 34,970
                                                                                                              ----------

Brazil
Aracruz Celulose SA American Depositary Receipts (ADR)
(Paper & Paper Products)                                                                    4,100                 65,559
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                                                       11,000                 76,120
                                                                                                              ----------
                                                                                                                 141,679
                                                                                                              ----------

Canada
Barrick Gold Corp. (Metal)                                                                  7,900                119,053
Canadian National Railway Co. (Transport)                                                   2,100                 89,607
Loblaw Cos., Ltd. (Retail)                                                                  2,700                 97,531
Petro-Canada (Oil & Gas)                                                                    1,500                 41,460
Shoppers Drug Mart Corp.* (Retail)                                                          3,600                 57,237
Suncor Energy, Inc. (Oil & Gas)                                                             3,800                 54,979
Talisman Energy, Inc. (Oil & Gas)                                                           3,400                124,848
                                                                                                              ----------
                                                                                                                 584,715
                                                                                                              ----------

Denmark
Carlsberg AS (Beverages)                                      800                 37,523      800                 37,523
Danisco AS (Food)                                           2,000                 65,026    2,000                 65,026
Jyske Bank AS* (Banks - Foreign)                            2,400                 56,285    2,400                 56,285
TDC AS (Telecommunications)                                 3,600                 77,711    6,500                140,312
                                                                              ----------                      ----------
                                                                                 236,545                         299,146
                                                                              ----------                      ----------

Finland
Nokia Oyj (ADR) (Telecommunications)                       12,000                199,440   25,500                423,810

Perlos Oyj (Electronics)                                   29,800                190,640   29,800                190,640
Sampo Oyj (A Shares) (Finance)                             11,100                 75,737   11,100                 75,737
                                                                              ----------                      ----------
                                                                                 465,817                         690,187
                                                                              ----------                      ----------

France
Axa SA (Insurance)                                         12,300                183,562   25,500                380,555
JC Decaux SA* (Advertising)                                 5,000                 53,724    5,000                 53,724
L'Oreal SA (Cosmetics & Personal Care)                      1,200                 89,364    2,400                178,728
Pernod-Ricard SA (Beverages)                                  500                 50,654      500                 50,654
Sanofi-Synthelabo SA (Medical)                              1,800                110,071    3,600                220,142
TotalFinaElf SA (Oil & Gas)                                 1,900                261,725    3,089                425,510
Unibail SA (Real Estate Operations)                         2,200                126,253    2,200                126,253
Vinci SA (Engineering / R&D Services)                       1,500                 83,779    1,500                 83,779
Vivendi Environnement SA (Utilities)                        5,300                125,651   11,100                263,155
                                                                              ----------                      ----------
                                                                               1,084,783                       1,782,500
                                                                              ----------                      ----------

Germany
AMB Generali Holding AG (Insurance)                            10                    609       10                    609
Bayerische Motoren Werke AG (Automobile / Trucks)           2,200                 78,431    4,800                171,123
Degussa AG (Chemicals)                                                                      2,900                 86,156

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund and European Equity Fund combined on October 31, 2002.

                                                                                       ------------------------------
                                                                                           International Fund
---------------------------------------------------------------------------------------------------------------------
                                                                                                Par Value
                                                        % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                      Assets    Rate %     Date     Shares    Omitted)     Value
---------------------------------------------------------------------------------------------------------------------
Deutsche Telekom AG (Telecommunications)                                                 5,900                 67,717
E.ON AG (Utilities)                                                                      3,600                162,923
Fraport AG (Transport)
SAP AG (Computers)                                                                       2,400                184,195
Schwarz Pharma AG (Medical)
                                                                                                           ----------
                                                                                                              593,683
                                                                                                           ----------

Greece                                                    0.90%
Coca-Cola Hellenic Bottling Co. SA (Beverages)                                           4,800                 67,594

Hellenic Telecommunications Organization SA
(Telecommunications)                                                                     4,800                 53,999
                                                                                                           ----------
                                                                                                              121,593
                                                                                                           ----------

Hong Kong                                                 1.53%
China Mobile Ltd.* (Telecommunications)                                                 31,000                 76,115
CLP Holdings Ltd. (Utilities)                                                           37,500                151,935
Sun Hung Kai Properties, Ltd. (Real Estate Operations)                                  21,000                130,856
                                                                                                           ----------
                                                                                                              358,906
                                                                                                           ----------

India                                                     0.66%
Hindustan Lever Ltd.* (Soap & Cleaning Preparations)                                    18,059                 59,885
Infosys Technology Ltd.* (Computers)                                                     1,200                 94,029
                                                                                                           ----------
                                                                                                              153,914
                                                                                                           ----------

Indonesia                                                 0.07%
PT Telekomunikasi Indonesia (Telecommunications)                                        52,000                 17,324
                                                                                                           ----------

Ireland                                                   2.78%
Bank of Ireland (Banks - Foreign)                                                       11,000                122,004
CRH Plc (Building)                                                                       7,100                 89,646
ICON Plc* (ADR) (Business Services - Misc)
Irish Life & Permanent Plc (Finance)
                                                                                                           ----------
                                                                                                              211,650
                                                                                                           ----------

Israel                                                    1.42%
Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                      2,100                162,603
                                                                                                           ----------

Italy                                                     8.99%
Autostrade SpA (Transport)                                                              22,500                186,052
ENI SpA (Oil & Gas)                                                                      9,600                133,286
Finmeccanica SpA (Aerospace)                                                           152,400                 83,761
Impregilo SpA* (Building)
Italcementi SpA (Building)
Italgas SpA (Utilities)
Mediaset SpA (Media)                                                                    10,300                 71,910
Parmalat Finanziaria SpA (Food)
Riunione Adriatica di Sicurta SpA (Insurance)                                            8,216                102,354
Saipem SpA (Oil & Gas)
Snam Rete Gas SpA (Utilities)                                                           43,600                130,394
UniCredito Italiano SpA (Banks - Foreign)                                               25,200                 94,831
                                                                                                           ----------
                                                                                                              802,588
                                                                                                           ----------

Japan                                                     7.69%
Asahi Glass Co., Ltd. (Building)                                                        11,000                 65,815
Bridgestone Corp (Rubber - Tires & Misc)                                                10,000                124,643
Dai Nippon Printing Co., Ltd. (Printing - Commercial)                                   13,000                132,854
Daiwa Securities Group, Inc. (Finance)                                                  20,000                 93,380
Fanuc Ltd. (Electronics)                                                                   200                  7,918
Hoya Corp. (Electronics)                                                                 2,000                137,295
Ito-Yokado Co., Ltd. (Retail)                                                            2,000                 62,362

                                                        ----------------------------------------------------------------
                                                             European Equity Fund                  Combined
------------------------------------------------------------------------------------------------------------------------
                                                                   Par Value                       Par Value
                                                                     (000's     Market               (000's      Market
Issuer, Description                                        Shares   Omitted)     Value     Shares   Omitted)     Value
------------------------------------------------------------------------------------------------------------------------
Deutsche Telekom AG (Telecommunications)                    2,500                 89,622    8,400                157,339
E.ON AG (Utilities)                                         1,786                 80,828    5,386                243,751
Fraport AG (Transport)                                      2,200                 44,662    2,200                 44,662
SAP AG (Computers)                                          1,500                115,122    3,900                299,317
Schwarz Pharma AG (Medical)                                 2,500                 48,029    2,500                 48,029
                                                                              ----------                      ----------
                                                                                 457,303                       1,050,986
                                                                              ----------                      ----------

Greece
Coca-Cola Hellenic Bottling Co. SA (Beverages)              6,400                 90,125   11,200                157,719
                                                                              ----------
Hellenic Telecommunications Organization SA
(Telecommunications)                                                                        4,800                 53,999
                                                                                                              ----------
                                                                                                                 211,718
                                                                                                              ----------

Hong Kong
China Mobile Ltd.* (Telecommunications)                                                    31,000                 76,115
CLP Holdings Ltd. (Utilities)                                                              37,500                151,935
Sun Hung Kai Properties, Ltd. (Real Estate Operations)                                     21,000                130,856
                                                                                                              ----------
                                                                                                                 358,906
                                                                                                              ----------

India
Hindustan Lever Ltd.* (Soap & Cleaning Preparations)                                       18,059                 59,885
Infosys Technology Ltd.* (Computers)                                                        1,200                 94,029
                                                                                                              ----------
                                                                                                                 153,914
                                                                                                              ----------

Indonesia
PT Telekomunikasi Indonesia (Telecommunications)                                           52,000                 17,324
                                                                                                              ----------

Ireland
Bank of Ireland (Banks - Foreign)                          10,500                116,459   21,500                238,463
CRH Plc (Building)                                          7,200                 91,408   14,300                181,054
ICON Plc* (ADR) (Business Services - Misc)                  3,300                 79,632    3,300                 79,632
Irish Life & Permanent Plc (Finance)                       13,300                155,172   13,300                155,172
                                                                              ----------                      ----------
                                                                                 442,671                         654,321
                                                                              ----------                      ----------

Israel
Teva Pharmaceutical Industries Ltd. (ADR) (Medical)         2,200                170,346    4,300                332,949
                                                                              ----------                      ----------

Italy
Autostrade SpA (Transport)                                 19,200                158,764   41,700                344,816
ENI SpA (Oil & Gas)                                        13,200                183,268   22,800                316,554
Finmeccanica SpA (Aerospace)                              188,000                103,327  340,400                187,088
Impregilo SpA* (Building)                                 120,000                 46,346  120,000                 46,346
Italcementi SpA (Building)                                 14,500                127,367   14,500                127,367
Italgas SpA (Utilities)                                     9,700                 94,522    9,700                 94,522
Mediaset SpA (Media)                                        9,700                 67,721   20,000                139,631
Parmalat Finanziaria SpA (Food)                            45,300                126,506   45,300                126,506
Riunione Adriatica di Sicurta SpA (Insurance)              10,459                130,297   18,675                232,651
Saipem SpA (Oil & Gas)                                     11,800                 63,803   11,800                 63,803
Snam Rete Gas SpA (Utilities)                              40,500                121,123   84,100                251,517
UniCredito Italiano SpA (Banks - Foreign)                  23,400                 88,057   48,600                182,888
                                                                              ----------                      ----------
                                                                               1,311,101                       2,113,689
                                                                              ----------                      ----------

Japan
Asahi Glass Co., Ltd. (Building)                                                           11,000                 65,815
Bridgestone Corp (Rubber - Tires & Misc)                                                   10,000                124,643
Dai Nippon Printing Co., Ltd. (Printing - Commercial)                                      13,000                132,854
Daiwa Securities Group, Inc. (Finance)                                                     20,000                 93,380
Fanuc Ltd. (Electronics)                                                                      200                  7,918
Hoya Corp. (Electronics)                                                                    2,000                137,295
Ito-Yokado Co., Ltd. (Retail)                                                               2,000                 62,362

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund and European Equity Fund combined on October 31, 2002.

                                                                                       ------------------------------
                                                                                           International Fund
---------------------------------------------------------------------------------------------------------------------
                                                                                                Par Value
                                                        % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                      Assets    Rate %     Date     Shares    Omitted)     Value
---------------------------------------------------------------------------------------------------------------------
Kao Corp. (Cosmetics & Personal Care)                                                    6,000                137,132
Keyence Corp. (Electronics)                                                                600                 99,323
Millea Holdings, Inc.* (Insurance)                                                          11                 82,157
Murata Manufacturing Co., Ltd. (Electronics)                                             1,900                 89,797
Nintendo Co., Ltd. (Leisure)                                                               900                 86,687
Rohm Co., Ltd. (Electronics)                                                               100                 12,595
Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                 2,200                 67,880
Shiseido Co., Ltd. (Cosmetics & Personal Care)                                          10,000                111,175
Sony Corp. (Electronics)                                                                 3,200                137,654
Sumitomo Mitsu Banking Corp. (Banks - Foreign)                                          18,000                 74,492
Takeda Chemical Industries, Ltd. (Medical)                                               3,600                149,571
Tokyo Gas Co., Ltd. (Utilities)                                                         22,000                 64,289
Yamato Transport Co., Ltd. (Transport)                                                   5,000                 71,219
                                                                                                           ----------
                                                                                                            1,808,238
                                                                                                           ----------

Luxembourg                                                0.86%
Arcelor SA* (Steel)                                                                     11,900                128,569
                                                                                                           ----------

Mexico                                                    0.29%
Wal-Mart de Mexico SA de CV (Series C) (Retail)                                         31,100                 66,943
                                                                                                           ----------

Netherlands                                               4.54%
Euronext NV (Finance)
Heineken NV (Beverages)                                                                  2,700                108,476
IHC Caland NV (Oil & Gas)
Royal Dutch Petroleum Co. (Oil & Gas)                                                    3,100                134,094
Unilever NV (Food)                                                                       3,300                211,601
Van der Moolen Holding NV (Finance)
                                                                                                           ----------
                                                                                                              454,171
                                                                                                           ----------

Norway                                                    1.76%
Frontline Ltd. (Transport)
Gjensidige NOR ASA* (Finance)
ProSafe ASA * (Oil & Gas)
Tandberg ASA* (Telecommunications)
Tomra Systems ASA (Pollution Control)




Singapore                                                 0.96%
Singapore Press Holdings Ltd. (Media)                                                    8,000                 89,709
United Overseas Bank Ltd. (Banks - Foreign)                                             18,000                136,603
                                                                                                           ----------
                                                                                                              226,312
                                                                                                           ----------

South Korea                                               1.19%
Hyundai Motor Co., Ltd. (Automobile / Trucks)                                            2,280                 57,912
Kookmin Bank (Banks - Foreign)                                                           1,500                 49,979
Samsung Electronics, Ltd.* Global Depositary Receipts
(Electronics) (R)                                                                          700                 99,100
SK Telecom Co., Ltd. (Telecommunications)                                                  400                 73,861
                                                                                                           ----------
                                                                                                              280,852
                                                                                                           ----------

Spain                                                     4.84%
Acciona SA (Building)
Actividades de Construccion y Servicios SA (Building)
Banco Bilbao Vizcaya Argentaria SA (Banks - Foreign)                                    13,954                132,935
Banco Popular Espanol SA (Banks - Foreign)                                               1,900                 81,359
Corporacion Mapfre SA (Insurance)
Endesa SA (Utilities)                                                                    7,500                 77,466
Iberia Lineas Aereas de Espana SA (Transport)
Telefonica SA* (Telecommunications)                                                     12,900                122,383
                                                                                                           ----------
                                                                                                              414,143
                                                                                                           ----------

                                                        ----------------------------------------------------------------
                                                             European Equity Fund                  Combined
------------------------------------------------------------------------------------------------------------------------
                                                                   Par Value                       Par Value
                                                                     (000's     Market               (000's      Market
Issuer, Description                                        Shares   Omitted)     Value     Shares   Omitted)     Value
------------------------------------------------------------------------------------------------------------------------
Kao Corp. (Cosmetics & Personal Care)                                                       6,000                137,132
Keyence Corp. (Electronics)                                                                   600                 99,323
Millea Holdings, Inc.* (Insurance)                                                             11                 82,157
Murata Manufacturing Co., Ltd. (Electronics)                                                1,900                 89,797
Nintendo Co., Ltd. (Leisure)                                                                  900                 86,687
Rohm Co., Ltd. (Electronics)                                                                  100                 12,595
Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                    2,200                 67,880
Shiseido Co., Ltd. (Cosmetics & Personal Care)                                             10,000                111,175
Sony Corp. (Electronics)                                                                    3,200                137,654
Sumitomo Mitsu Banking Corp. (Banks - Foreign)                                             18,000                 74,492
Takeda Chemical Industries, Ltd. (Medical)                                                  3,600                149,571
Tokyo Gas Co., Ltd. (Utilities)                                                            22,000                 64,289
Yamato Transport Co., Ltd. (Transport)                                                      5,000                 71,219
                                                                                                              ----------
                                                                                                               1,808,238
                                                                                                              ----------

Luxembourg
Arcelor SA* (Steel)                                         6,900                 74,548   18,800                203,117
                                                                              ----------                      ----------

Mexico
Wal-Mart de Mexico SA de CV (Series C) (Retail)                                            31,100                 66,943
                                                                                                              ----------

Netherlands
Euronext NV (Finance)                                       3,800                 75,639    3,800                 75,639
Heineken NV (Beverages)                                     2,400                 96,423    5,100                204,899
IHC Caland NV (Oil & Gas)                                   1,600                 70,984    1,600                 70,984
Royal Dutch Petroleum Co. (Oil & Gas)                       2,800                121,117    5,900                255,211
Unilever NV (Food)                                          3,100                198,777    6,400                410,378
Van der Moolen Holding NV (Finance)                         2,200                 49,129    2,200                 49,129
                                                                              ----------                      ----------
                                                                                 612,069                       1,066,240
                                                                              ----------                      ----------

Norway
Frontline Ltd. (Transport)                                 15,600                 93,978   15,600                 93,978
Gjensidige NOR ASA* (Finance)                               3,400                105,613    3,400                105,613
ProSafe ASA * (Oil & Gas)                                   3,200                 40,449    3,200                 40,449
Tandberg ASA* (Telecommunications)                          8,600                 93,094    8,600                 93,094
Tomra Systems ASA (Pollution Control)                      10,900                 79,882   10,900                 79,882
                                                                              ----------                      ----------
                                                                                 413,016                         413,016
                                                                              ----------                      ----------

Singapore
Singapore Press Holdings Ltd. (Media)                                                       8,000                 89,709
United Overseas Bank Ltd. (Banks - Foreign)                                                18,000                136,603
                                                                                                              ----------
                                                                                                                 226,312
                                                                                                              ----------

South Korea
Hyundai Motor Co., Ltd. (Automobile / Trucks)                                               2,280                 57,912
Kookmin Bank (Banks - Foreign)                                                              1,500                 49,979
Samsung Electronics, Ltd.* Global Depositary Receipts
(Electronics) (R)                                                                             700                 99,100
SK Telecom Co., Ltd. (Telecommunications)                                                     400                 73,861
                                                                                                              ----------
                                                                                                                 280,852
                                                                                                              ----------

Spain
Acciona SA (Building)                                       1,400                 54,070    1,400                 54,070
Actividades de Construccion y Servicios SA (Building)       3,500                 97,049    3,500                 97,049
Banco Bilbao Vizcaya Argentaria SA (Banks - Foreign)       11,383                108,442   25,337                241,377
Banco Popular Espanol SA (Banks - Foreign)                  3,000                128,461    4,900                209,820
Corporacion Mapfre SA (Insurance)                          15,000                101,456   15,000                101,456
Endesa SA (Utilities)                                       7,000                 72,301   14,500                149,767
Iberia Lineas Aereas de Espana SA (Transport)              27,300                 47,311   27,300                 47,311
Telefonica SA* (Telecommunications)                        12,200                115,742   25,100                238,125
                                                                              ----------                      ----------
                                                                                 724,832                       1,138,975
                                                                              ----------                      ----------

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund and European Equity Fund combined on October 31, 2002.

                                                                                       ------------------------------
                                                                                           International Fund
---------------------------------------------------------------------------------------------------------------------
                                                                                                Par Value
                                                        % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                      Assets    Rate %     Date     Shares    Omitted)     Value
---------------------------------------------------------------------------------------------------------------------
Sweden                                                    3.48%
Autoliv, Inc. Swedish Depositary Receipts
(Automobile / Trucks)
Capio AB* (Medical)
Elekta AB (B Shares)* (Medical)
Hennes & Mauritz AB (B Shares) (Retail)                                                  4,400                 85,480
Skandinaviska Enskilda Banken AB (A Shares)
(Banks - Foreign)                                                                       16,100                139,696
Svenska Cellulosa AB (B Shares)
(Paper & Paper Products)                                                                 2,900                 88,623
                                                                                                           ----------
                                                                                                              313,799
                                                                                                           ----------

Switzerland                                               4.65%
Actelion Ltd.* (Medical)
Alcon, Inc.* (Medical)                                                                   1,700                 69,734
Converium Holding AG* (Insurance)                                                        2,300                 92,860
Nestle SA (Food)                                                                           800                171,522
Nobel Biocare Holding AG* (Medical)
Novartis AG (Medical)                                                                    2,232                 85,125
SGS Societe Generale de Surveillance Holding SA
(Business Services - Misc)
Syngenta AG (Chemicals)                                                                  1,600                 95,217
                                                                                                           ----------
                                                                                                              514,458
                                                                                                           ----------

Taiwan
United Microelectronics Corp.* (ADR) (Electronics)        0.36%                         20,280                 84,162
                                                                                                           ----------

United Kingdom                                           23.81%
Allied Domecq Plc (Beverages)                                                           17,900                106,974
Barclays Plc (Banks - Foreign)                                                          23,660                163,606
BG Group Plc (Oil & Gas)                                                                23,100                 92,245
BHP Billiton Plc (Metal)                                                                15,963                 77,917
BOC Group Plc (Chemicals)                                                                4,800                 67,509
British American Tobacco Plc (Tobacco)                                                  11,800                120,732
British Sky Broadcasting Group Plc* (Media)                                             11,100                104,801
Capita Group Plc (Business Services - Misc)
Capital Radio Plc (Media)
Centrica Plc (Utilities)                                                                44,980                128,072
Cobham Plc (Aerospace)
Corus Group Plc* (Steel)                                                               180,000                119,681
Diageo Plc (Beverages)                                                                  12,800                144,280
Exel Plc (Transport)                                                                     6,500                 66,810
Game Group Plc (Computers)
George Wimpey Plc (Building)
GlaxoSmithKline Plc (Medical)                                                            5,000                 95,432
HBOS Plc (Banks - Foreign)                                                              10,200                112,899
HSBC Holdings Plc (Banks - Foreign)                                                     16,000                178,223
Imperial Tobacco Group Plc (Tobacco)
Kelda Group Plc (Utilities)
Man Group Plc (Finance)                                                                  7,800                116,170
MFI Furniture Group Plc (Furniture)
Morrison (Wm.) Supermarkets Plc (Retail)
National Grid Transco Plc (Utilities)                                                   21,300                151,619
Peninsular and Oriental Steam Navigation Co.
(Transport)
Rentokil Initial Plc (Diversified Operations)                                           30,300                102,746
Rexam Plc (Containers)
Royal Bank of Scotland Group Plc (Banks - Foreign)                                       9,622                226,400
SkyePharma Plc* (Medical)
Smith & Nephew Plc (Medical)
Smiths Group Plc (Manufacturing)
Tullow Oil Plc* (Oil & Gas)

                                                        ----------------------------------------------------------------
                                                             European Equity Fund                  Combined
------------------------------------------------------------------------------------------------------------------------
                                                                   Par Value                       Par Value
                                                                     (000's     Market               (000's      Market
Issuer, Description                                        Shares   Omitted)     Value     Shares   Omitted)     Value
------------------------------------------------------------------------------------------------------------------------
Sweden
Autoliv, Inc. Swedish Depositary Receipts
(Automobile / Trucks)                                       3,300                 63,570    3,300                 63,570
Capio AB* (Medical)                                         7,400                 44,421    7,400                 44,421
Elekta AB (B Shares)* (Medical)                             9,900                 92,923    9,900                 92,923
Hennes & Mauritz AB (B Shares) (Retail)                     4,200                 81,594    8,600                167,074
Skandinaviska Enskilda Banken AB (A Shares)
(Banks - Foreign)                                          15,700                136,225   31,800                275,921
Svenska Cellulosa AB (B Shares)
(Paper & Paper Products)                                    2,800                 85,567    5,700                174,190
                                                                              ----------                      ----------
                                                                                 504,300                         818,099
                                                                              ----------                      ----------

Switzerland
Actelion Ltd.* (Medical)                                    1,000                 38,274    1,000                 38,274
Alcon, Inc.* (Medical)                                      2,100                 86,142    3,800                155,876
Converium Holding AG* (Insurance)                           1,900                 76,710    4,200                169,570
Nestle SA (Food)                                              500                107,201    1,300                278,723
Nobel Biocare Holding AG* (Medical)                           900                 50,054      900                 50,054
Novartis AG (Medical)                                       2,141                 81,654    4,373                166,779
SGS Societe Generale de Surveillance Holding SA
(Business Services - Misc)                                    150                 43,998      150                 43,998
Syngenta AG (Chemicals)                                     1,600                 95,217    3,200                190,434
                                                                              ----------                      ----------
                                                                                 579,250                       1,093,708
                                                                              ----------                      ----------

Taiwan
United Microelectronics Corp.* (ADR) (Electronics)                                         20,280                 84,162
                                                                                                              ----------

United Kingdom
Allied Domecq Plc (Beverages)                              13,800                 82,472   31,700                189,446
Barclays Plc (Banks - Foreign)                             22,324                154,368   45,984                317,974
BG Group Plc (Oil & Gas)                                   22,200                 88,651   45,300                180,896
BHP Billiton Plc (Metal)                                   15,112                 73,763   31,075                151,680
BOC Group Plc (Chemicals)                                                                   4,800                 67,509
British American Tobacco Plc (Tobacco)                     11,000                112,547   22,800                233,279
British Sky Broadcasting Group Plc* (Media)                10,500                 99,136   21,600                203,937
Capita Group Plc (Business Services - Misc)                19,700                 69,036   19,700                 69,036
Capital Radio Plc (Media)                                   8,400                 68,335    8,400                 68,335
Centrica Plc (Utilities)                                   30,095                 85,690   75,075                213,762
Cobham Plc (Aerospace)                                      4,900                 74,052    4,900                 74,052
Corus Group Plc* (Steel)                                  169,300                112,567  349,300                232,248
Diageo Plc (Beverages)                                      9,400                105,956   22,200                250,236
Exel Plc (Transport)                                        9,400                 96,618   15,900                163,428
Game Group Plc (Computers)                                 32,600                 56,994   32,600                 56,994
George Wimpey Plc (Building)                               14,300                 61,522   14,300                 61,522
GlaxoSmithKline Plc (Medical)                               8,900                169,869   13,900                265,301
HBOS Plc (Banks - Foreign)                                  9,900                109,578   20,100                222,477
HSBC Holdings Plc (Banks - Foreign)                        13,000                144,806   29,000                323,029
Imperial Tobacco Group Plc (Tobacco)                        4,300                 67,272    4,300                 67,272
Kelda Group Plc (Utilities)                                15,000                 88,705   15,000                 88,705
Man Group Plc (Finance)                                    11,000                163,830   18,800                280,000
MFI Furniture Group Plc (Furniture)                        32,700                 67,017   32,700                 67,017
Morrison (Wm.) Supermarkets Plc (Retail)                   28,100                 92,428   28,100                 92,428
National Grid Transco Plc (Utilities)                      20,800                148,060   42,100                299,679
Peninsular and Oriental Steam Navigation Co.
(Transport)                                                28,300                 84,231   28,300                 84,231
Rentokil Initial Plc (Diversified Operations)              30,000                101,729   60,300                204,475
Rexam Plc (Containers)                                     15,400                 98,358   15,400                 98,358
Royal Bank of Scotland Group Plc (Banks - Foreign)          6,092                143,341   15,714                369,741
SkyePharma Plc* (Medical)                                  93,000                 69,837   93,000                 69,837
Smith & Nephew Plc (Medical)                               17,500                104,036   17,500                104,036
Smiths Group Plc (Manufacturing)                            7,700                 88,360    7,700                 88,360
Tullow Oil Plc* (Oil & Gas)                                67,700                 96,381   67,700                 96,381

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund and European Equity Fund combined on October 31, 2002.

                                                                                       ------------------------------
                                                                                           International Fund
---------------------------------------------------------------------------------------------------------------------
                                                                                                Par Value
                                                        % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                      Assets    Rate %     Date     Shares    Omitted)     Value
---------------------------------------------------------------------------------------------------------------------
Vodafone Group Plc (Telecommunications)                                                 76,900                123,615
                                                                                                           ----------
                                                                                                            2,299,731
                                                                                                           ----------

United States                                             0.43%
GlobalSantaFe Corp. (Oil & Gas)                                                          1,500                 35,850

Noble Corp.* (Oil & Gas)                                                                 1,000                 32,320
                                                                                                           ----------
                                                                                                               68,170
                                                                                                           ----------

TOTAL COMMON STOCKS                                      93.20%
(Cost $22,922,765)                                                                                         11,256,987
                                                                                                           ----------

PREFERRED STOCKS
Germany                                                   0.21%
Henkel KGaA (Chemicals)


TOTAL PREFERRED STOCKS                                    0.21%
(Cost $47,926)


TOTAL COMMOM AND PREFERRED STOCKS                        93.41%
(Cost $22,970,691)                                                                                         11,256,987
                                                                                                           ----------

UNITS
France                                                    0.39%
Eurotunnel SA* (Transport)


TOTAL UNITS                                               0.39%
(Cost $125,456)


TOTAL COMMOM AND PREFERRED STOCKS AND UNITS              93.80%
(Cost $23,096,147)                                                                                         11,256,987
                                                                                                           ----------

ISSUER

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement                                7.38%
Investment in a joint repurchase agreement
  transaction with Barclays Capital,
  Inc. - Dated 10-31-02, due 11-01-02
  (Secured by U.S. Treasury Inflation Indexed
  Note 3.00% due 07-15-12)                                          1.90%   11/1/2002                 808     808,000
                                                                                                           ----------

TOTAL SHORT-TERM INVESTMENTS                              7.38%
(Cost $1,735,000)                                                                                             808,000
                                                                                                           ----------

TOTAL INVESTMENTS                                       101.18%                                            12,064,987
                                                                                                           ----------
OTHER ASSETS AND LIABILITIES, NET                        -1.18%                                                  -630
                                                                                                           ----------
TOTAL NET ASSETS                                        100.00%                                            12,064,357
                                                                                                           ----------

                                                        ----------------------------------------------------------------
                                                             European Equity Fund                  Combined
------------------------------------------------------------------------------------------------------------------------
                                                                   Par Value                       Par Value
                                                                     (000's     Market               (000's      Market
Issuer, Description                                        Shares   Omitted)     Value     Shares   Omitted)     Value
------------------------------------------------------------------------------------------------------------------------
Vodafone Group Plc (Telecommunications)                    73,900                118,793  150,800                242,408
                                                                              ----------                      ----------
                                                                               3,298,338                       5,598,069
                                                                              ----------                      ----------

United States
GlobalSantaFe Corp. (Oil & Gas)                             1,400                 33,460    2,900                 69,310
                                                                              ----------
Noble Corp.* (Oil & Gas)                                                                    1,000                 32,320
                                                                                                              ----------
                                                                                                                 101,630
                                                                                                              ----------

TOTAL COMMON STOCKS
(Cost $22,922,765)                                                            10,656,377                      21,913,364
                                                                              ----------                      ----------

PREFERRED STOCKS
Germany
Henkel KGaA (Chemicals)                                       800                 50,941      800                 50,941
                                                                              ----------                      ----------

TOTAL PREFERRED STOCKS
(Cost $47,926)                                                                    50,941                          50,941
                                                                              ----------                      ----------

TOTAL COMMOM AND PREFERRED STOCKS
(Cost $22,970,691)                                                            10,707,318                      21,964,305
                                                                              ----------                      ----------

UNITS
France
Eurotunnel SA* (Transport)                                127,061                 91,854  127,061                 91,854
                                                                              ----------                      ----------

TOTAL UNITS
(Cost $125,456)                                                                   91,854                          91,854
                                                                              ----------                      ----------

TOTAL COMMOM AND PREFERRED STOCKS AND UNITS
(Cost $23,096,147)                                                            10,799,172                      22,056,159
                                                                              ----------                      ----------

ISSUER

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement
Investment in a joint repurchase agreement
  transaction with Barclays Capital,
  Inc. - Dated 10-31-02, due 11-01-02
  (Secured by U.S. Treasury Inflation Indexed
  Note 3.00% due 07-15-12)                                            927        927,000             1,735     1,735,000
                                                                              ----------                      ----------

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,735,000)                                                                927,000                       1,735,000
                                                                              ----------                      ----------

TOTAL INVESTMENTS                                                             11,726,172                      23,791,159
                                                                              ----------                      ----------
OTHER ASSETS AND LIABILITIES, NET                                               -277,672                        -278,302
                                                                              ----------                      ----------
TOTAL NET ASSETS                                                              11,448,500                      23,512,857
                                                                              ----------                      ----------

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund and Global Fund combined on October 31, 2002.

                                                                                         ------------------------------
                                                                                               International Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Par Value
                                                          % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                        Assets    Rate %     Date      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------
Australia                                                   1.42%
Commonwealth Bank of Australia (Banks - Foreign)                                           7,600                128,227
Woolworths Ltd. (Retail)                                                                  22,333                152,580
                                                                                                             ----------
                                                                                                                280,807
                                                                                                             ----------

Belgium                                                     0.24%
Dexia SA (Banks - Foreign)                                                                 6,300                 60,455
Interbrew SA (Beverages)                                                                   3,900                 87,864
                                                                                                             ----------
                                                                                                                148,319
                                                                                                             ----------

Bermuda                                                     1.32%
Nabors Industries Ltd.* (Oil & Gas)                                                        1,000                 34,970
                                                                                                             ----------
Platinum Underwriters Holdings, Ltd.* (Insurance)
RenaissanceRe Holdings Ltd. (Insurance)




Brazil                                                      0.23%
Aracruz Celulose SA American Depositary Receipts (ADR)
(Paper & Paper Products)                                                                   4,100                 65,559
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                                                      11,000                 76,120
                                                                                                             ----------
                                                                                                                141,679
                                                                                                             ----------

Canada                                                      2.98%
Barrick Gold Corp. (Metal)                                                                 7,900                119,053
Canadian National Railway Co. (Transport)                                                  2,100                 89,607
Loblaw Cos., Ltd. (Retail)                                                                 2,700                 97,531
Petro-Canada (Oil & Gas)                                                                   1,500                 41,460
Precision Drilling Corp.* (Oil & Gas)
Shoppers Drug Mart Corp.* (Retail)                                                         3,600                 57,237
Suncor Energy, Inc. (Oil & Gas)                                                            3,800                 54,979
Talisman Energy, Inc. (Oil & Gas)                                                          3,400                124,848
WestJet Airlines Ltd.* (Transport)
                                                                                                             ----------
                                                                                                                584,715
                                                                                                             ----------

Denmark                                                     0.47%
Carlsberg AS (Beverages)

TDC AS (Telecommunications)                                                                2,900                 62,601
                                                                                                             ----------




Finland                                                     1.83%
Nokia Oyj (Telecommunications)

Nokia Oyj (ADR) (Telecommunications)                                                      13,500                224,370
                                                                                                             ----------




France                                                      3.77%
Axa SA (Insurance)                                                                        13,200                196,993
JC Decaux SA* (Advertising)
L'Oreal SA (Cosmetics & Personal Care)                                                     1,200                 89,364
Sanofi-Synthelabo SA (Medical)                                                             1,800                110,071
TotalFinaElf SA (Oil & Gas)                                                                1,189                163,785
Vivendi Environnement SA (Utilities)                                                       5,800                137,504
                                                                                                             ----------
                                                                                                                697,717
                                                                                                             ----------

Germany                                                     0.95%
Bayerische Motoren Werke AG (Automobile / Trucks)                                          2,600                 92,692
Degussa AG (Chemicals)                                                                     2,900                 86,156
Deutsche Telekom AG (Telecommunications)                                                   5,900                 67,717
E.ON AG (Utilities)                                                                        3,600                162,923
SAP AG (Computers)                                                                         2,400                184,195
                                                                                                             ----------
                                                                                                                593,683
                                                                                                             ----------

Greece                                                      0.20%
Coca-Cola Hellenic Bottling Co. SA (Beverages)                                             4,800                 67,594
Hellenic Telecommunications Organization SA
(Telecommunications)                                                                       4,800                 53,999
                                                                                                             ----------
                                                                                                                121,593
                                                                                                             ----------

                                                          ----------------------------------------------------------------
                                                                    Global Fund                      Combined
--------------------------------------------------------------------------------------------------------------------------
                                                                     Par Value                       Par Value
                                                                       (000's     Market               (000's     Market
Issuer, Description                                          Shares   Omitted)     Value    Shares    Omitted)    Value
--------------------------------------------------------------------------------------------------------------------------
Australia
Commonwealth Bank of Australia (Banks - Foreign)                                              7,600                128,227
Woolworths Ltd. (Retail)                                     89,000                608,053  111,333                760,633
                                                                                ----------                      ----------
                                                                                                                   888,860
                                                                                                                ----------

Belgium
Dexia SA (Banks - Foreign)                                                                    6,300                 60,455
Interbrew SA (Beverages)                                                                      3,900                 87,864
                                                                                                                ----------
                                                                                                                   148,319
                                                                                                                ----------

Bermuda
Nabors Industries Ltd.* (Oil & Gas)                                                           1,000                 34,970

Platinum Underwriters Holdings, Ltd.* (Insurance)            11,800                296,180   11,800                296,180
RenaissanceRe Holdings Ltd. (Insurance)                      12,000                492,000   12,000                492,000
                                                                                ----------                      ----------
                                                                                   788,180                         823,150
                                                                                ----------                      ----------

Brazil
Aracruz Celulose SA American Depositary Receipts (ADR)
(Paper & Paper Products)                                                                      4,100                 65,559
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                                                         11,000                 76,120
                                                                                                                ----------
                                                                                                                   141,679
                                                                                                                ----------

Canada
Barrick Gold Corp. (Metal)                                                                    7,900                119,053
Canadian National Railway Co. (Transport)                                                     2,100                 89,607
Loblaw Cos., Ltd. (Retail)                                                                    2,700                 97,531
Petro-Canada (Oil & Gas)                                                                      1,500                 41,460
Precision Drilling Corp.* (Oil & Gas)                        17,600                601,040   17,600                601,040
Shoppers Drug Mart Corp.* (Retail)                                                            3,600                 57,237
Suncor Energy, Inc. (Oil & Gas)                                                               3,800                 54,979
Talisman Energy, Inc. (Oil & Gas)                                                             3,400                124,848
WestJet Airlines Ltd.* (Transport)                           53,850                674,200   53,850                674,200
                                                                                ----------                      ----------
                                                                                 1,275,240                       1,859,955
                                                                                ----------                      ----------

Denmark
Carlsberg AS (Beverages)                                      4,900                229,829    4,900                229,829
                                                                                ----------
TDC AS (Telecommunications)                                                                   2,900                 62,601

                                                                                                                ----------
                                                                                                                   292,430
                                                                                                                ----------

Finland
Nokia Oyj (Telecommunications)                               54,200                920,509   54,200                920,509
                                                                                ----------
Nokia Oyj (ADR) (Telecommunications)                                                         13,500                224,370

                                                                                                                ----------
                                                                                                                 1,144,879
                                                                                                                ----------

France
Axa SA (Insurance)                                           46,700                696,939   59,900                893,932
JC Decaux SA* (Advertising)                                  31,900                342,756   31,900                342,756
L'Oreal SA (Cosmetics & Personal Care)                        3,300                245,752    4,500                335,116
Sanofi-Synthelabo SA (Medical)                                6,100                373,019    7,900                483,090
TotalFinaElf SA (Oil & Gas)                                                                   1,189                163,785
Vivendi Environnement SA (Utilities)                                                          5,800                137,504
                                                                                ----------                      ----------
                                                                                 1,658,466                       2,356,183
                                                                                ----------                      ----------

Germany
Bayerische Motoren Werke AG (Automobile / Trucks)                                             2,600                 92,692
Degussa AG (Chemicals)                                                                        2,900                 86,156
Deutsche Telekom AG (Telecommunications)                                                      5,900                 67,717
E.ON AG (Utilities)                                                                           3,600                162,923
SAP AG (Computers)                                                                            2,400                184,195
                                                                                                                ----------
                                                                                                                   593,683
                                                                                                                ----------

Greece
Coca-Cola Hellenic Bottling Co. SA (Beverages)                                                4,800                 67,594
Hellenic Telecommunications Organization SA
(Telecommunications)                                                                          4,800                 53,999
                                                                                                                ----------
                                                                                                                   121,593
                                                                                                                ----------

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund and Global Fund combined on October 31, 2002.

                                                                                         ------------------------------
                                                                                               International Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Par Value
                                                          % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                        Assets    Rate %     Date      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------

Hong Kong                                                   0.58%
China Mobile Ltd.* (Telecommunications)                                                   31,000                 76,115
CLP Holdings Ltd. (Utilities)                                                             37,500                151,935
Sun Hung Kai Properties, Ltd. (Real Estate Operations)                                    21,000                130,856
                                                                                                             ----------
                                                                                                                358,906
                                                                                                             ----------

India                                                       0.71%
Hindustan Lever Ltd.* (Soap & Cleaning Preparations)                                      18,059                 59,885
Infosys Technology Ltd.* (Computers)                                                       1,200                 94,029
Satyam Computer Services Ltd.* (Computers)
                                                                                                             ----------
                                                                                                                153,914
                                                                                                             ----------

Indonesia                                                   0.03%
PT Telekomunikasi Indonesia (Telecommunications)                                          52,000                 17,324
                                                                                                             ----------

Ireland                                                     2.35%
Bank of Ireland (Banks - Foreign)                                                         11,000                122,004
CRH Plc (Building)                                                                         7,100                 89,646
Ryanair Holdings Plc* American Depositary Receipts
(ADR) (Transport)
                                                                                                             ----------
                                                                                                                211,650
                                                                                                             ----------

Israel                                                      0.77%
Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                        2,100                162,603
                                                                                                             ----------

Italy                                                       2.10%
Autostrade SpA (Transport)                                                                22,500                186,052
ENI SpA (Oil & Gas)                                                                        9,600                133,286
Finmeccanica SpA (Aerospace)                                                             152,400                 83,761
Mediaset SpA (Media)                                                                      10,300                 71,910
Riunione Adriatica di Sicurta SpA (Insurance)                                              8,216                102,354
Snam Rete Gas SpA (Utilities)                                                             43,600                130,394
UniCredito Italiano SpA (Banks - Foreign)                                                 25,200                 94,831
                                                                                                             ----------
                                                                                                                802,588
                                                                                                             ----------

Japan                                                       8.14%
Asahi Glass Co., Ltd. (Building)                                                          11,000                 65,815
Bridgestone Corp (Rubber - Tires & Misc)                                                  10,000                124,643
Dai Nippon Printing Co., Ltd. (Printing - Commercial)                                     13,000                132,854
Daiwa Securities Group, Inc. (Finance)                                                    20,000                 93,380
Fanuc Ltd. (Electronics)                                                                     200                  7,918
Hoya Corp. (Electronics)                                                                   2,000                137,295
Ito-Yokado Co., Ltd. (Retail)                                                              2,000                 62,362
Kao Corp. (Cosmetics & Personal Care)                                                      6,000                137,132
Keyence Corp. (Electronics)                                                                  600                 99,323
Millea Holdings, Inc.* (Insurance)                                                            11                 82,157
Mitsubishi Tokyo Financial Group, Inc.
(Banks - Foreign)
Murata Manufacturing Co., Ltd. (Electronics)                                               1,900                 89,797
Nintendo Co., Ltd. (Leisure)                                                                 900                 86,687
Nissan Motor Co., Ltd. (Automobile / Trucks)
Rohm Co., Ltd. (Electronics)                                                                 100                 12,595
Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                   2,200                 67,880
Shiseido Co., Ltd. (Cosmetics & Personal Care)                                            10,000                111,175
Sony Corp. (Electronics)                                                                   3,200                137,654
Sumitomo Mitsu Banking Corp. (Banks - Foreign)                                            18,000                 74,492
Takeda Chemical Industries, Ltd. (Medical)                                                 3,600                149,571
Tokyo Gas Co., Ltd. (Utilities)                                                           22,000                 64,289
Yamato Transport Co., Ltd. (Transport)                                                     5,000                 71,219
                                                                                                             ----------
                                                                                                              1,808,238
                                                                                                             ----------

Luxembourg                                                  0.94%
Arcelor SA* (Steel)                                                                       11,900                128,569
                                                                                                             ----------

Mexico                                                      0.11%
Wal-Mart de Mexico SA de CV (Series C) (Retail)                                           31,100                 66,943
                                                                                                             ----------

                                                          ----------------------------------------------------------------
                                                                    Global Fund                      Combined
--------------------------------------------------------------------------------------------------------------------------
                                                                     Par Value                       Par Value
                                                                       (000's     Market               (000's     Market
Issuer, Description                                          Shares   Omitted)     Value    Shares    Omitted)    Value
--------------------------------------------------------------------------------------------------------------------------

Hong Kong
China Mobile Ltd.* (Telecommunications)                                                      31,000                 76,115
CLP Holdings Ltd. (Utilities)                                                                37,500                151,935
Sun Hung Kai Properties, Ltd. (Real Estate Operations)                                       21,000                130,856
                                                                                                                ----------
                                                                                                                   358,906
                                                                                                                ----------

India
Hindustan Lever Ltd.* (Soap & Cleaning Preparations)                                         18,059                 59,885
Infosys Technology Ltd.* (Computers)                                                          1,200                 94,029
Satyam Computer Services Ltd.* (Computers)                   59,647                290,397   59,647                290,397
                                                                                ----------                      ----------
                                                                                                                   444,311
                                                                                                                ----------

Indonesia
PT Telekomunikasi Indonesia (Telecommunications)                                             52,000                 17,324
                                                                                                                ----------

Ireland
Bank of Ireland (Banks - Foreign)                            66,100                733,135   77,100                855,139
CRH Plc (Building)                                                                            7,100                 89,646
Ryanair Holdings Plc* American Depositary Receipts
(ADR) (Transport)                                            14,100                524,661   14,100                524,661
                                                                                ----------                      ----------
                                                                                 1,257,796                       1,469,446
                                                                                ----------                      ----------

Israel
Teva Pharmaceutical Industries Ltd. (ADR) (Medical)           4,100                317,463    6,200                480,066
                                                                                ----------                      ----------

Italy
Autostrade SpA (Transport)                                                                   22,500                186,052
ENI SpA (Oil & Gas)                                          16,900                234,639   26,500                367,925
Finmeccanica SpA (Aerospace)                                                                152,400                 83,761
Mediaset SpA (Media)                                                                         10,300                 71,910
Riunione Adriatica di Sicurta SpA (Insurance)                21,993                273,987   30,209                376,341
Snam Rete Gas SpA (Utilities)                                                                43,600                130,394
UniCredito Italiano SpA (Banks - Foreign)                                                    25,200                 94,831
                                                                                ----------                      ----------
                                                                                   508,626                       1,311,214
                                                                                ----------                      ----------

Japan
Asahi Glass Co., Ltd. (Building)                                                             11,000                 65,815
Bridgestone Corp (Rubber - Tires & Misc)                                                     10,000                124,643
Dai Nippon Printing Co., Ltd. (Printing - Commercial)        37,000                378,124   50,000                510,978
Daiwa Securities Group, Inc. (Finance)                                                       20,000                 93,380
Fanuc Ltd. (Electronics)                                                                        200                  7,918
Hoya Corp. (Electronics)                                                                      2,000                137,295
Ito-Yokado Co., Ltd. (Retail)                                                                 2,000                 62,362
Kao Corp. (Cosmetics & Personal Care)                        27,000                617,093   33,000                754,225
Keyence Corp. (Electronics)                                                                     600                 99,323
Millea Holdings, Inc.* (Insurance)                                                               11                 82,157
Mitsubishi Tokyo Financial Group, Inc.
(Banks - Foreign)                                                79                515,231       79                515,231
Murata Manufacturing Co., Ltd. (Electronics)                  6,800                321,378    8,700                411,175
Nintendo Co., Ltd. (Leisure)                                                                    900                 86,687
Nissan Motor Co., Ltd. (Automobile / Trucks)                 44,500                341,805   44,500                341,805
Rohm Co., Ltd. (Electronics)                                                                    100                 12,595
Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                      2,200                 67,880
Shiseido Co., Ltd. (Cosmetics & Personal Care)               48,000                533,638   58,000                644,813
Sony Corp. (Electronics)                                     13,200                570,768   16,400                708,422
Sumitomo Mitsu Banking Corp. (Banks - Foreign)                                               18,000                 74,492
Takeda Chemical Industries, Ltd. (Medical)                                                    3,600                149,571
Tokyo Gas Co., Ltd. (Utilities)                                                              22,000                 64,289
Yamato Transport Co., Ltd. (Transport)                                                        5,000                 71,219
                                                                                ----------                      ----------
                                                                                 3,278,037                       5,086,275
                                                                                ----------                      ----------

Luxembourg
Arcelor SA* (Steel)                                          42,600                460,256   54,500                588,825
                                                                                ----------                      ----------

Mexico
Wal-Mart de Mexico SA de CV (Series C) (Retail)                                              31,100                 66,943
                                                                                                                ----------

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund and Global Fund combined on October 31, 2002.

                                                                                         ------------------------------
                                                                                               International Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Par Value
                                                          % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                        Assets    Rate %     Date      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------
Netherlands                                                 2.27%
ASML Holding NV (NY Reg Shares)* (Electronics)
Heineken NV (Beverages)                                                                    2,700                108,476
Royal Dutch Petroleum Co. (Oil & Gas)                                                      3,100                134,094
Unilever NV (Food)                                                                         3,300                211,601
                                                                                                             ----------
                                                                                                                454,171
                                                                                                             ----------

Norway                                                      0.80%
Frontline Ltd. (Transport)
Tomra Systems ASA (Pollution Control)




Singapore                                                   1.79%
Flextronics International Ltd.* (Electronics)
Singapore Press Holdings Ltd. (Media)                                                      8,000                 89,709
United Overseas Bank Ltd. (Banks - Foreign)                                               18,000                136,603
                                                                                                             ----------
                                                                                                                226,312
                                                                                                             ----------

South Korea                                                 1.25%
Hyundai Motor Co., Ltd. (Automobile / Trucks)                                              2,280                 57,912
Kookmin Bank (Banks - Foreign)                                                             1,500                 49,979
Samsung Electronics, Ltd.* Global Depositary Receipts
(Electronics) (R)                                                                            700                 99,100
SK Telecom Co., Ltd. (Telecommunications)                                                    400                 73,861
                                                                                                             ----------
                                                                                                                280,852
                                                                                                             ----------

Spain                                                       0.66%
Banco Bilbao Vizcaya Argentaria SA (Banks - Foreign)                                      13,954                132,935
Banco Popular Espanol SA (Banks - Foreign)                                                 1,900                 81,359
Endesa SA (Utilities)                                                                      7,500                 77,466
Telefonica SA* (Telecommunications)                                                       12,900                122,383
                                                                                                             ----------
                                                                                                                414,143
                                                                                                             ----------

Sweden                                                      0.50%
Hennes & Mauritz AB (B Shares) (Retail)                                                    4,400                 85,480
Skandinaviska Enskilda Banken AB (A Shares)
(Banks - Foreign)                                                                         16,100                139,696
Svenska Cellulosa AB (B Shares)
(Paper & Paper Products)                                                                   2,900                 88,623
                                                                                                             ----------
                                                                                                                313,799
                                                                                                             ----------

Switzerland                                                 3.12%
Alcon, Inc.* (Medical)                                                                     1,700                 69,734
Converium Holding AG* (Insurance)                                                          2,300                 92,860
Nestle SA (Food)                                                                             800                171,522
Novartis AG (Medical)                                                                      2,232                 85,125
Syngenta AG (Chemicals)                                                                    1,600                 95,217
UBS AG (Banks - Foreign)
                                                                                                             ----------
                                                                                                                514,458
                                                                                                             ----------

Taiwan                                                      0.14%
United Microelectronics Corp.* (ADR) (Electronics)                                        20,280                 84,162
                                                                                                             ----------

United Kingdom                                             10.96%
Allied Domecq Plc (Beverages)                                                             17,900                106,974
Barclays Plc (Banks - Foreign)                                                            23,660                163,606
BG Group Plc (Oil & Gas)                                                                  23,100                 92,245
BHP Billiton Plc (Metal)                                                                  15,963                 77,917
BOC Group Plc (Chemicals)                                                                  4,800                 67,509
BP Plc (Oil & Gas)
British American Tobacco Plc (Tobacco)                                                    11,800                120,732
British Sky Broadcasting Group Plc* (Media)                                               11,100                104,801
Centrica Plc (Utilities)                                                                  44,980                128,072
Corus Group Plc* (Steel)                                                                 180,000                119,681
Diageo Plc (Beverages)                                                                    12,800                144,280
Exel Plc (Transport)                                                                       6,500                 66,810
GlaxoSmithKline Plc (Medical)                                                              5,000                 95,432
HBOS Plc (Banks - Foreign)                                                                10,200                112,899
HSBC Holdings Plc (Banks - Foreign)                                                       16,000                178,223
Imperial Tobacco Group Plc (Tobacco)

                                                          ----------------------------------------------------------------
                                                                    Global Fund                      Combined
--------------------------------------------------------------------------------------------------------------------------
                                                                     Par Value                       Par Value
                                                                       (000's     Market               (000's     Market
Issuer, Description                                          Shares   Omitted)     Value    Shares    Omitted)    Value
--------------------------------------------------------------------------------------------------------------------------
Netherlands
ASML Holding NV (NY Reg Shares)* (Electronics)               47,400                407,640   47,400                407,640
Heineken NV (Beverages)                                                                       2,700                108,476
Royal Dutch Petroleum Co. (Oil & Gas)                                                         3,100                134,094
Unilever NV (Food)                                            8,700                557,858   12,000                769,459
                                                                                ----------                      ----------
                                                                                   965,498                       1,419,669
                                                                                ----------                      ----------

Norway
Frontline Ltd. (Transport)                                   20,200                121,690   20,200                121,690
Tomra Systems ASA (Pollution Control)                        51,800                379,622   51,800                379,622
                                                                                ----------                      ----------
                                                                                   501,312                         501,312
                                                                                ----------                      ----------

Singapore
Flextronics International Ltd.* (Electronics)                51,800                433,048   51,800                433,048
Singapore Press Holdings Ltd. (Media)                                                         8,000                 89,709
United Overseas Bank Ltd. (Banks - Foreign)                  60,000                455,344   78,000                591,947
                                                                                ----------                      ----------
                                                                                   888,392                       1,114,704
                                                                                ----------                      ----------

South Korea
Hyundai Motor Co., Ltd. (Automobile / Trucks)                                                 2,280                 57,912
Kookmin Bank (Banks - Foreign)                                                                1,500                 49,979
Samsung Electronics, Ltd.* Global Depositary Receipts
(Electronics) (R)                                               950                268,978    1,650                368,078
SK Telecom Co., Ltd. (Telecommunications)                     1,250                230,817    1,650                304,678
                                                                                ----------                      ----------
                                                                                   499,795                         780,647
                                                                                ----------                      ----------

Spain
Banco Bilbao Vizcaya Argentaria SA (Banks - Foreign)                                         13,954                132,935
Banco Popular Espanol SA (Banks - Foreign)                                                    1,900                 81,359
Endesa SA (Utilities)                                                                         7,500                 77,466
Telefonica SA* (Telecommunications)                                                          12,900                122,383
                                                                                                                ----------
                                                                                                                   414,143
                                                                                                                ----------

Sweden
Hennes & Mauritz AB (B Shares) (Retail)                                                       4,400                 85,480
Skandinaviska Enskilda Banken AB (A Shares)
(Banks - Foreign)                                                                            16,100                139,696
Svenska Cellulosa AB (B Shares)
(Paper & Paper Products)                                                                      2,900                 88,623
                                                                                                                ----------
                                                                                                                   313,799
                                                                                                                ----------

Switzerland
Alcon, Inc.* (Medical)                                        9,700                397,894   11,400                467,628
Converium Holding AG* (Insurance)                                                             2,300                 92,860
Nestle SA (Food)                                              2,300                493,124    3,100                664,646
Novartis AG (Medical)                                                                         2,232                 85,125
Syngenta AG (Chemicals)                                                                       1,600                 95,217
UBS AG (Banks - Foreign)                                     11,400                543,280   11,400                543,280
                                                                                ----------                      ----------
                                                                                 1,434,298                       1,948,756
                                                                                ----------                      ----------

Taiwan
United Microelectronics Corp.* (ADR) (Electronics)                                           20,280                 84,162
                                                                                                                ----------

United Kingdom
Allied Domecq Plc (Beverages)                                                                17,900                106,974
Barclays Plc (Banks - Foreign)                                                               23,660                163,606
BG Group Plc (Oil & Gas)                                                                     23,100                 92,245
BHP Billiton Plc (Metal)                                                                     15,963                 77,917
BOC Group Plc (Chemicals)                                                                     4,800                 67,509
BP Plc (Oil & Gas)                                           70,900                454,772   70,900                454,772
British American Tobacco Plc (Tobacco)                       23,900                244,534   35,700                365,266
British Sky Broadcasting Group Plc* (Media)                                                  11,100                104,801
Centrica Plc (Utilities)                                    151,600                431,652  196,580                559,724
Corus Group Plc* (Steel)                                    182,500                121,343  362,500                241,024
Diageo Plc (Beverages)                                                                       12,800                144,280
Exel Plc (Transport)                                         30,300                311,438   36,800                378,248
GlaxoSmithKline Plc (Medical)                                                                 5,000                 95,432
HBOS Plc (Banks - Foreign)                                                                   10,200                112,899
HSBC Holdings Plc (Banks - Foreign)                          45,600                496,961   61,600                675,184
Imperial Tobacco Group Plc (Tobacco)                         29,900                467,772   29,900                467,772

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund and Global Fund combined on October 31, 2002.

                                                                                         ------------------------------
                                                                                               International Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Par Value
                                                          % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                        Assets    Rate %     Date      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------
Man Group Plc (Finance)                                                                    7,800                116,170
National Grid Transco Plc (Utilities)                                                     21,300                151,619
Next Plc (Retail)
Rentokil Initial Plc (Diversified Operations)                                             30,300                102,746
Royal Bank of Scotland Group Plc (Banks - Foreign)                                         9,622                226,400
Shell Transport & Trading Co. Plc (Oil & Gas)
Shire Pharmaceuticals Group Plc* (Medical)
Vodafone Group Plc (Telecommunications)                                                   76,900                123,615
                                                                                                             ----------
                                                                                                              2,299,731
                                                                                                             ----------

United States                                              43.30%
3M Co. (Diversified Operations)
Allergan, Inc. (Medical)
Allstate Corp. (The) (Insurance)
Anheuser-Busch Cos., Inc. (Beverages)
Anthem, Inc.* (Medical)
AT&T Wireless Services, Inc.* (Telecommunications)
AutoZone, Inc.* (Retail)
Ball Corp. (Containers)
BJ Services Co.* (Oil & Gas)
Blockbuster, Inc. (Class A) (Leisure)
Borland Software Corp.* (Computers)
Cisco Systems, Inc.* (Computers)
Citigroup, Inc. (Finance)
Dell Computer Corp.* (Computers)
Dial Corp. (The) (Cosmetics & Personal Care)
Electronic Arts, Inc.* (Computers)
ENSCO International, Inc. (Oil & Gas)
Forest Laboratories, Inc.* (Medical)
General Electric Co. (Electronics)
Gilead Sciences, Inc.* (Medical)
GlobalSantaFe Corp. (Oil & Gas)                                                            1,500                 35,850
Gymboree Corp. (The)* (Retail)
Harley-Davidson, Inc. (Leisure)
Health Management Associates, Inc. (Class A)*
(Medical)
Hunt (J.B.) Transport Services, Inc.* (Transport)
IMC Global, Inc. (Fertilizers)
Intel Corp. (Electronics)
International Business Machines Corp. (Computers)
Intuit, Inc.* (Computers)
Johnson & Johnson (Medical)
Kohl's Corp.* (Retail)
Lockheed Martin Corp. (Aerospace)
Lowe's Cos., Inc. (Retail)
Medtronic, Inc. (Medical)
MGM Mirage, Inc.* (Leisure)
Michaels Stores, Inc.* (Retail)
Microsoft Corp.* (Computers)
Moody's Corp. (Business Services - Misc)
Nextel Communications, Inc. (Class A)*
(Telecommunications)
Noble Corp.* (Oil & Gas)                                                                   1,000                 32,320
North Fork Bancorp., Inc. (Banks - United States)
Patterson-UTI Energy, Inc.* (Oil & Gas)
Pfizer, Inc. (Medical)
Procter & Gamble Co. (The)
(Soap & Cleaning Preparations)
Scripps (E.W.) Co. (The) (Class A) (Media)
Smith International, Inc.* (Oil & Gas)
TJX Cos., Inc. (The) (Retail)
Tyco International Ltd. (Diversified Operations)
Viacom, Inc. (Class B)* (Media)
Wal-Mart Stores, Inc. (Retail)
Wells Fargo & Co. (Banks - United States)
Williams-Sonoma, Inc.* (Retail)
Zimmer Holdings, Inc.* (Medical)
                                                                                                             ----------
                                                                                                                 68,170
                                                                                                             ----------

                                                          ----------------------------------------------------------------
                                                                    Global Fund                      Combined
--------------------------------------------------------------------------------------------------------------------------
                                                                     Par Value                       Par Value
                                                                       (000's     Market               (000's     Market
Issuer, Description                                          Shares   Omitted)     Value    Shares    Omitted)    Value
--------------------------------------------------------------------------------------------------------------------------
Man Group Plc (Finance)                                                                       7,800                116,170
National Grid Transco Plc (Utilities)                                                        21,300                151,619
Next Plc (Retail)                                            35,000                487,328   35,000                487,328
Rentokil Initial Plc (Diversified Operations)                                                30,300                102,746
Royal Bank of Scotland Group Plc (Banks - Foreign)           21,505                506,000   31,127                732,400
Shell Transport & Trading Co. Plc (Oil & Gas)                39,400                253,184   39,400                253,184
Shire Pharmaceuticals Group Plc* (Medical)                   35,700                287,633   35,700                287,633
Vodafone Group Plc (Telecommunications)                      30,500                485,560  107,400                609,175
                                                                                ----------                      ----------
                                                                                 4,548,177                       6,847,908
                                                                                ----------                      ----------

United States
3M Co. (Diversified Operations)                               5,700                723,558    5,700                723,558
Allergan, Inc. (Medical)                                      4,900                266,805    4,900                266,805
Allstate Corp. (The) (Insurance)                             13,900                552,942   13,900                552,942
Anheuser-Busch Cos., Inc. (Beverages)                         3,300                174,108    3,300                174,108
Anthem, Inc.* (Medical)                                      10,900                686,700   10,900                686,700
AT&T Wireless Services, Inc.* (Telecommunications)           78,400                538,608   78,400                538,608
AutoZone, Inc.* (Retail)                                      7,300                626,121    7,300                626,121
Ball Corp. (Containers)                                       9,600                464,928    9,600                464,928
BJ Services Co.* (Oil & Gas)                                 11,800                357,894   11,800                357,894
Blockbuster, Inc. (Class A) (Leisure)                        17,500                419,475   17,500                419,475
Borland Software Corp.* (Computers)                          13,600                182,648   13,600                182,648
Cisco Systems, Inc.* (Computers)                             29,200                326,456   29,200                326,456
Citigroup, Inc. (Finance)                                    19,700                727,915   19,700                727,915
Dell Computer Corp.* (Computers)                             35,500              1,015,655   35,500              1,015,655
Dial Corp. (The) (Cosmetics & Personal Care)                 16,900                359,294   16,900                359,294
Electronic Arts, Inc.* (Computers)                            5,800                377,696    5,800                377,696
ENSCO International, Inc. (Oil & Gas)                        17,800                481,312   17,800                481,312
Forest Laboratories, Inc.* (Medical)                          5,100                499,749    5,100                499,749
General Electric Co. (Electronics)                           37,700                951,925   37,700                951,925
Gilead Sciences, Inc.* (Medical)                             11,000                382,140   11,000                382,140
GlobalSantaFe Corp. (Oil & Gas)                                                               1,500                 35,850
Gymboree Corp. (The)* (Retail)                               27,100                497,556   27,100                497,556
Harley-Davidson, Inc. (Leisure)                              10,600                554,380   10,600                554,380
Health Management Associates, Inc. (Class A)*
(Medical)                                                    24,800                474,176   24,800                474,176
Hunt (J.B.) Transport Services, Inc.* (Transport)            15,500                429,195   15,500                429,195
IMC Global, Inc. (Fertilizers)                               28,400                312,400   28,400                312,400
Intel Corp. (Electronics)                                    10,100                174,730   10,100                174,730
International Business Machines Corp. (Computers)             6,900                544,686    6,900                544,686
Intuit, Inc.* (Computers)                                    11,100                576,312   11,100                576,312
Johnson & Johnson (Medical)                                  13,200                775,500   13,200                775,500
Kohl's Corp.* (Retail)                                        6,300                368,235    6,300                368,235
Lockheed Martin Corp. (Aerospace)                             9,200                532,680    9,200                532,680
Lowe's Cos., Inc. (Retail)                                   15,800                659,334   15,800                659,334
Medtronic, Inc. (Medical)                                    14,400                645,120   14,400                645,120
MGM Mirage, Inc.* (Leisure)                                  21,200                659,320   21,200                659,320
Michaels Stores, Inc.* (Retail)                               7,100                319,216    7,100                319,216
Microsoft Corp.* (Computers)                                 19,100              1,021,277   19,100              1,021,277
Moody's Corp. (Business Services - Misc)                      9,900                466,290    9,900                466,290
Nextel Communications, Inc. (Class A)*
(Telecommunications)                                         34,500                389,160   34,500                389,160
Noble Corp.* (Oil & Gas)                                     15,900                513,888   16,900                546,208
North Fork Bancorp., Inc. (Banks - United States)            10,400                399,984   10,400                399,984
Patterson-UTI Energy, Inc.* (Oil & Gas)                      10,300                297,876   10,300                297,876
Pfizer, Inc. (Medical)                                       35,400              1,124,658   35,400              1,124,658
Procter & Gamble Co. (The)
(Soap & Cleaning Preparations)                                5,200                459,940    5,200                459,940
Scripps (E.W.) Co. (The) (Class A) (Media)                    7,100                548,049    7,100                548,049
Smith International, Inc.* (Oil & Gas)                        6,900                215,694    6,900                215,694
TJX Cos., Inc. (The) (Retail)                                28,600                586,872   28,600                586,872
Tyco International Ltd. (Diversified Operations)             26,200                378,852   26,200                378,852
Viacom, Inc. (Class B)* (Media)                              13,500                602,235   13,500                602,235
Wal-Mart Stores, Inc. (Retail)                               11,200                599,760   11,200                599,760
Wells Fargo & Co. (Banks - United States)                    15,800                797,426   15,800                797,426
Williams-Sonoma, Inc.* (Retail)                              14,500                345,100   14,500                345,100
Zimmer Holdings, Inc.* (Medical)                             14,400                593,568   14,400                593,568
                                                                                ----------                      ----------
                                                                                26,979,398                      27,047,568
                                                                                ----------                      ----------

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund and Global Fund combined on October 31, 2002.

                                                                                         ------------------------------
                                                                                             International Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Par Value
                                                          % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                        Assets    Rate %     Date      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                        93.93%
(Cost $58,946,795)                                                                                           11,256,987
                                                                                                             ----------

PREFERRED STOCKS
South Korea                                                 0.85%
Samsung Electronics Co., Ltd. (Electronics)


TOTAL PREFERRED STOCKS                                      0.85%
(Cost $544,481)


TOTAL COMMOM AND PREFERRED STOCKS                          94.78%
(Cost $59,491,276)                                                                                           11,256,987
                                                                                                             ----------

ISSUER

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement                                  5.48%
Investment in a joint repurchase agreement
  transaction with Barclays Capital,
  Inc. - Dated 10-31-02, due 11-01-02
  (Secured by U.S. Treasury Inflation Indexed
  Note 3.00% due 07-15-12)                                            1.90%   11/1/2002              808        808,000
                                                                                                             ----------

TOTAL SHORT-TERM INVESTMENTS                                5.48%
(Cost $3,421,000)                                                                                               808,000
                                                                                                             ----------

TOTAL INVESTMENTS                                         100.26%                                            12,064,987
                                                                                                             ----------

OTHER ASSETS AND LIABILITIES, NET                          -0.26%                                                  -630
                                                                                                             ----------

TOTAL NET ASSETS                                          100.00%                                            12,064,357
                                                                                                             ----------

                                                          ----------------------------------------------------------------
                                                                    Global Fund                      Combined
--------------------------------------------------------------------------------------------------------------------------
                                                                     Par Value                       Par Value
                                                                       (000's     Market               (000's     Market
Issuer, Description                                          Shares   Omitted)     Value    Shares    Omitted)    Value
--------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $58,946,795)                                                              47,409,722                      58,666,709
                                                                                ----------                      ----------

PREFERRED STOCKS
South Korea
Samsung Electronics Co., Ltd. (Electronics)                   3,950                531,637    3,950                531,637
                                                                                ----------                      ----------

TOTAL PREFERRED STOCKS
(Cost $544,481)                                                                    531,637                         531,637
                                                                                ----------                      ----------

TOTAL COMMOM AND PREFERRED STOCKS
(Cost $59,491,276)                                                              47,941,359                      59,198,346
                                                                                ----------                      ----------

ISSUER

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement
Investment in a joint repurchase agreement
  transaction with Barclays Capital,
  Inc. - Dated 10-31-02, due 11-01-02
  (Secured by U.S. Treasury Inflation Indexed
  Note 3.00% due 07-15-12)                                             2,613     2,613,000             3,421     3,421,000
                                                                                ----------                      ----------

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,421,000)                                                                2,613,000                       3,421,000
                                                                                ----------                      ----------

TOTAL INVESTMENTS                                                               50,554,359                      62,619,346
                                                                                ----------
                                                                                                                ----------
OTHER ASSETS AND LIABILITIES, NET                                                 -158,364                        -158,994
                                                                                ----------                      ----------

TOTAL NET ASSETS                                                                50,395,995                      62,460,352
                                                                                ----------                      ----------

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund, Global Fund and European Equity Fund combined on October 31, 2002.

                                                                                         ------------------------------
                                                                                               International Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Par Value
                                                          % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                        Assets    Rate %     Date      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------
Australia                                                   1.20%
Commonwealth Bank of Australia (Banks - Foreign)                                           7,600                128,227
Woolworths Ltd. (Retail)                                                                  22,333                152,580
                                                                                                             ----------
                                                                                                                280,807
                                                                                                             ----------

Belgium                                                     0.41%
Dexia SA (Banks - Foreign)                                                                 6,300                 60,455
Interbrew SA (Beverages)                                                                   3,900                 87,864
                                                                                                             ----------
                                                                                                                148,319
                                                                                                             ----------

Bermuda                                                     1.11%
Nabors Industries Ltd.* (Oil & Gas)                                                        1,000                 34,970
                                                                                                             ----------
Platinum Underwriters Holdings, Ltd.* (Insurance)
RenaissanceRe Holdings Ltd. (Insurance)




Brazil                                                      0.19%
Aracruz Celulose SA American Depositary Receipts (ADR)
(Paper & Paper Products)                                                                   4,100                 65,559
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                                                      11,000                 76,120
                                                                                                             ----------
                                                                                                                141,679
                                                                                                             ----------

Canada                                                      2.52%
Barrick Gold Corp. (Metal)                                                                 7,900                119,053
Canadian National Railway Co. (Transport)                                                  2,100                 89,607
Loblaw Cos., Ltd. (Retail)                                                                 2,700                 97,531
Petro-Canada (Oil & Gas)                                                                   1,500                 41,460
Precision Drilling Corp.* (Oil & Gas)
Shoppers Drug Mart Corp.* (Retail)                                                         3,600                 57,237
Suncor Energy, Inc. (Oil & Gas)                                                            3,800                 54,979
Talisman Energy, Inc. (Oil & Gas)                                                          3,400                124,848
WestJet Airlines Ltd.* (Transport)
                                                                                                             ----------
                                                                                                                584,715
                                                                                                             ----------

Denmark                                                     0.71%
Carlsberg AS (Beverages)

Danisco AS (Food)
Jyske Bank AS* (Banks - Foreign)
TDC AS (Telecommunications)                                                                2,900                 62,601
                                                                                                             ----------




Finland                                                     2.18%
Nokia Oyj (Telecommunications)

Nokia Oyj (ADR) (Telecommunications)                                                      13,500                224,370
                                                                                                             ----------
Perlos Oyj (Electronics)
Sampo Oyj (A Shares) (Finance)




France                                                      4.66%
Axa SA (Insurance)                                                                        13,200                196,993
JC Decaux SA* (Advertising)
L'Oreal SA (Cosmetics & Personal Care)                                                     1,200                 89,364
Pernod-Ricard SA (Beverages)
Sanofi-Synthelabo SA (Medical)                                                             1,800                110,071
TotalFinaElf SA (Oil & Gas)                                                                1,189                163,785
Unibail SA (Real Estate Operations)
Vinci SA (Engineering / R&D Services)
Vivendi Environnement SA (Utilities)                                                       5,800                137,504
                                                                                                             ----------
                                                                                                                697,717
                                                                                                             ----------

Germany                                                     1.42%
AMB Generali Holding AG (Insurance)
Bayerische Motoren Werke AG (Automobile / Trucks)                                          2,600                 92,692
Degussa AG (Chemicals)                                                                     2,900                 86,156
Deutsche Boerse AG (Finance)
Deutsche Telekom AG (Telecommunications)                                                   5,900                 67,717
E.ON AG (Utilities)                                                                        3,600                162,923
Fraport AG (Transport)
SAP AG (Computers)                                                                         2,400                184,195
Schwarz Pharma AG (Medical)
                                                                                                             ----------
                                                                                                                593,683
                                                                                                             ----------

                                                          -------------------------------------------------------------------
                                                                     Global Fund                     European Equity
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Par Value                         Par Value
                                                                        (000's      Market                (000's     Market
Issuer, Description                                           Shares   Omitted)      Value      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------------
Australia
Commonwealth Bank of Australia (Banks - Foreign)
Woolworths Ltd. (Retail)                                      89,000                 608,053
                                                                                  ----------



Belgium
Dexia SA (Banks - Foreign)                                                                       8,000                 76,768
Interbrew SA (Beverages)                                                                         3,600                 81,105
                                                                                                                   ----------
                                                                                                                      157,873
                                                                                                                   ----------

Bermuda
Nabors Industries Ltd.* (Oil & Gas)

Platinum Underwriters Holdings, Ltd.* (Insurance)             11,800                 296,180
RenaissanceRe Holdings Ltd. (Insurance)                        1,200                 492,000
                                                                                  ----------
                                                                                     788,180
                                                                                  ----------

Brazil
Aracruz Celulose SA American Depositary Receipts (ADR)
(Paper & Paper Products)
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)




Canada
Barrick Gold Corp. (Metal)
Canadian National Railway Co. (Transport)
Loblaw Cos., Ltd. (Retail)
Petro-Canada (Oil & Gas)
Precision Drilling Corp.* (Oil & Gas)                         17,600                 601,040
Shoppers Drug Mart Corp.* (Retail)
Suncor Energy, Inc. (Oil & Gas)
Talisman Energy, Inc. (Oil & Gas)
WestJet Airlines Ltd.* (Transport)                            53,850                 674,200
                                                                                  ----------
                                                                                   1,275,240
                                                                                  ----------

Denmark
Carlsberg AS (Beverages)                                       4,900                 229,829       800                 37,523
                                                                                  ----------
Danisco AS (Food)                                                                                2,000                 65,026
Jyske Bank AS* (Banks - Foreign)                                                                 2,400                 56,285
TDC AS (Telecommunications)                                                                      3,600                 77,711

                                                                                                                   ----------
                                                                                                                      236,545
                                                                                                                   ----------

Finland
Nokia Oyj (Telecommunications)                                54,200                 920,509
                                                                                  ----------
Nokia Oyj (ADR) (Telecommunications)                                                            12,000                199,440

Perlos Oyj (Electronics)                                                                        29,800                190,640
Sampo Oyj (A Shares) (Finance)                                                                  11,100                 75,737
                                                                                                                   ----------
                                                                                                                      465,817
                                                                                                                   ----------

France
Axa SA (Insurance)                                            46,700                 696,939    12,300                183,562
JC Decaux SA* (Advertising)                                   31,900                 342,756     5,000                 53,724
L'Oreal SA (Cosmetics & Personal Care)                         3,300                 245,752     1,200                 89,364
Pernod-Ricard SA (Beverages)                                                                       500                 50,654
Sanofi-Synthelabo SA (Medical)                                 6,100                 373,019     1,800                110,071
TotalFinaElf SA (Oil & Gas)                                                                      1,900                261,725
Unibail SA (Real Estate Operations)                                                              2,200                126,253
Vinci SA (Engineering / R&D Services)                                                            1,500                 83,779
Vivendi Environnement SA (Utilities)                                                             5,300                125,651
                                                                                  ----------                       ----------
                                                                                   1,658,466                        1,084,783
                                                                                  ----------                       ----------

Germany
AMB Generali Holding AG (Insurance)                                                                 10                    609
Bayerische Motoren Werke AG (Automobile / Trucks)                                                2,200                 78,431
Degussa AG (Chemicals)
Deutsche Boerse AG (Finance)                                                                     2,500                 89,622
Deutsche Telekom AG (Telecommunications)
E.ON AG (Utilities)                                                                              1,786                 80,828
Fraport AG (Transport)                                                                           2,200                 44,662
SAP AG (Computers)                                                                               1,500                115,122
Schwarz Pharma AG (Medical)                                                                      2,500                 48,029
                                                                                                                   ----------
                                                                                                                      457,303
                                                                                                                   ----------

                                                          -------------------------------
                                                                   Combined
-----------------------------------------------------------------------------------------
                                                                   Par Value
                                                                     (000's      Market
Issuer, Description                                       Shares    Omitted)     Value
-----------------------------------------------------------------------------------------
Australia
Commonwealth Bank of Australia (Banks - Foreign)            7,600                 128,227
Woolworths Ltd. (Retail)                                  111,333                 760,633
                                                                               ----------
                                                                                  888,860
                                                                               ----------

Belgium
Dexia SA (Banks - Foreign)                                 14,300                 137,223
Interbrew SA (Beverages)                                    7,500                 168,969
                                                                               ----------
                                                                                  306,192
                                                                               ----------

Bermuda
Nabors Industries Ltd.* (Oil & Gas)                         1,000                  34,970

Platinum Underwriters Holdings, Ltd.* (Insurance)          11,800                 296,180
RenaissanceRe Holdings Ltd. (Insurance)                    12,000                 492,000
                                                                               ----------
                                                                                  823,150
                                                                               ----------

Brazil
Aracruz Celulose SA American Depositary Receipts (ADR)
(Paper & Paper Products)                                    4,100                  65,559
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                       11,000                  76,120
                                                                               ----------
                                                                                  141,679
                                                                               ----------

Canada
Barrick Gold Corp. (Metal)                                  7,900                 119,053
Canadian National Railway Co. (Transport)                   2,100                  89,607
Loblaw Cos., Ltd. (Retail)                                  2,700                  97,531
Petro-Canada (Oil & Gas)                                    1,500                  41,460
Precision Drilling Corp.* (Oil & Gas)                      17,600                 601,040
Shoppers Drug Mart Corp.* (Retail)                          3,600                  57,237
Suncor Energy, Inc. (Oil & Gas)                             3,800                  54,979
Talisman Energy, Inc. (Oil & Gas)                           3,400                 124,848
WestJet Airlines Ltd.* (Transport)                         53,850                 674,200
                                                                               ----------
                                                                                1,859,955
                                                                               ----------

Denmark
Carlsberg AS (Beverages)                                    5,700                 267,352

Danisco AS (Food)                                           2,000                  65,026
Jyske Bank AS* (Banks - Foreign)                            2,400                  56,285
TDC AS (Telecommunications)                                 6,500                 140,312

                                                                               ----------
                                                                                  528,975
                                                                               ----------

Finland
Nokia Oyj (Telecommunications)                             54,200                 920,509

Nokia Oyj (ADR) (Telecommunications)                       25,500                 423,810

Perlos Oyj (Electronics)                                   29,800                 190,640
Sampo Oyj (A Shares) (Finance)                             11,100                  75,737
                                                                               ----------
                                                                                1,610,696
                                                                               ----------

France
Axa SA (Insurance)                                         72,200               1,077,494
JC Decaux SA* (Advertising)                                36,900                 396,480
L'Oreal SA (Cosmetics & Personal Care)                      5,700                 424,480
Pernod-Ricard SA (Beverages)                                  500                  50,654
Sanofi-Synthelabo SA (Medical)                              9,700                 593,161
TotalFinaElf SA (Oil & Gas)                                 3,089                 425,510
Unibail SA (Real Estate Operations)                         2,200                 126,253
Vinci SA (Engineering / R&D Services)                       1,500                  83,779
Vivendi Environnement SA (Utilities)                       11,100                 263,155
                                                                               ----------
                                                                                3,440,966
                                                                               ----------

Germany
AMB Generali Holding AG (Insurance)                            10                     609
Bayerische Motoren Werke AG (Automobile / Trucks)           4,800                 171,123
Degussa AG (Chemicals)                                      2,900                  86,156
Deutsche Boerse AG (Finance)                                2,500                  89,622
Deutsche Telekom AG (Telecommunications)                    5,900                  67,717
E.ON AG (Utilities)                                         5,386                 243,751
Fraport AG (Transport)                                      2,200                  44,662
SAP AG (Computers)                                          3,900                 299,317
Schwarz Pharma AG (Medical)                                 2,500                  48,029
                                                                               ----------
                                                                                1,050,986
                                                                               ----------

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund, Global Fund and European Equity Fund combined on October 31, 2002.

                                                                                         ------------------------------
                                                                                               International Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Par Value
                                                          % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                        Assets    Rate %     Date      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------
Greece                                                      0.29%
Coca-Cola Hellenic Bottling Co. SA (Beverages)                                             4,800                 67,594

Hellenic Telecommunications Organization SA
(Telecommunications)                                                                       4,800                 53,999
                                                                                                             ----------
                                                                                                                121,593
                                                                                                             ----------

Hong Kong                                                   0.49%
China Mobile Ltd.* (Telecommunications)                                                   31,000                 76,115
CLP Holdings Ltd. (Utilities)                                                             37,500                151,935
Sun Hung Kai Properties, Ltd. (Real Estate Operations)                                    21,000                130,856
                                                                                                             ----------
                                                                                                                358,906
                                                                                                             ----------

India                                                       0.60%
Hindustan Lever Ltd.* (Soap & Cleaning Preparations)                                      18,059                 59,885
Infosys Technology Ltd.* (Computers)                                                       1,200                 94,029
Satyam Computer Services Ltd.* (Computers)
                                                                                                             ----------
                                                                                                                153,914
                                                                                                             ----------

Indonesia                                                   0.02%
PT Telekomunikasi Indonesia (Telecommunications)                                          52,000                 17,324
                                                                                                             ----------

Ireland                                                     2.59%
Bank of Ireland (Banks - Foreign)                                                         11,000                122,004
CRH Plc (Building)                                                                         7,100                 89,646
ICON Plc* (ADR) (Business Services - Misc)
Irish Life & Permanent Plc (Finance)
Ryanair Holdings Plc* American Depositary Receipts (ADR)
(Transport)
                                                                                                             ----------
                                                                                                                211,650
                                                                                                             ----------

Israel                                                      0.88%
Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                        2,100                162,603
                                                                                                             ----------

Italy                                                       3.55%
Autostrade SpA (Transport)                                                                22,500                186,052
ENI SpA (Oil & Gas)                                                                        9,600                133,286
Finmeccanica SpA (Aerospace)                                                             152,400                 83,761
Impregilo SpA* (Building)
Italcementi SpA (Building)
Italgas SpA (Utilities)
Mediaset SpA (Media)                                                                      10,300                 71,910
Parmalat Finanziaria SpA (Food)
Riunione Adriatica di Sicurta SpA (Insurance)                                              8,216                102,354
Saipem SpA (Oil & Gas)
Snam Rete Gas SpA (Utilities)                                                             43,600                130,394
UniCredito Italiano SpA (Banks - Foreign)                                                 25,200                 94,831
                                                                                                             ----------
                                                                                                                802,588
                                                                                                             ----------

Japan                                                       6.88%
Asahi Glass Co., Ltd. (Building)                                                          11,000                 65,815
Bridgestone Corp (Rubber - Tires & Misc)                                                  10,000                124,643
Dai Nippon Printing Co., Ltd. (Printing - Commercial)                                     13,000                132,854
Daiwa Securities Group, Inc. (Finance)                                                    20,000                 93,380
Fanuc Ltd. (Electronics)                                                                     200                  7,918
Hoya Corp. (Electronics)                                                                   2,000                137,295
Ito-Yokado Co., Ltd. (Retail)                                                              2,000                 62,362
Kao Corp. (Cosmetics & Personal Care)                                                      6,000                137,132
Keyence Corp. (Electronics)                                                                  600                 99,323
Millea Holdings, Inc.* (Insurance)                                                            11                 82,157
Mitsubishi Tokyo Financial Group, Inc. (Banks - Foreign)
Murata Manufacturing Co., Ltd. (Electronics)                                               1,900                 89,797
Nintendo Co., Ltd. (Leisure)                                                                 900                 86,687
Nissan Motor Co., Ltd. (Automobile / Trucks)
Rohm Co., Ltd. (Electronics)                                                                 100                 12,595
Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                   2,200                 67,880
Shiseido Co., Ltd. (Cosmetics & Personal Care)                                            10,000                111,175
Sony Corp. (Electronics)                                                                   3,200                137,654
Sumitomo Mitsu Banking Corp. (Banks - Foreign)                                            18,000                 74,492
Takeda Chemical Industries, Ltd. (Medical)                                                 3,600                149,571
Tokyo Gas Co., Ltd. (Utilities)                                                           22,000                 64,289
Yamato Transport Co., Ltd. (Transport)                                                     5,000                 71,219
                                                                                                             ----------
                                                                                                              1,808,238
                                                                                                             ----------

Luxembourg                                                  0.90%
Arcelor SA* (Steel)                                                                       11,900                128,569
                                                                                                             ----------

                                                          -------------------------------------------------------------------
                                                                     Global Fund                     European Equity
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Par Value                         Par Value
                                                                        (000's      Market                (000's     Market
Issuer, Description                                           Shares   Omitted)      Value      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------------
Greece
Coca-Cola Hellenic Bottling Co. SA (Beverages)                                                   6,400                 90,125
                                                                                                                   ----------
Hellenic Telecommunications Organization SA
(Telecommunications)




Hong Kong
China Mobile Ltd.* (Telecommunications)
CLP Holdings Ltd. (Utilities)
Sun Hung Kai Properties, Ltd. (Real Estate Operations)




India
Hindustan Lever Ltd.* (Soap & Cleaning Preparations)
Infosys Technology Ltd.* (Computers)
Satyam Computer Services Ltd.* (Computers)                    59,647                 290,397
                                                                                  ----------



Indonesia
PT Telekomunikasi Indonesia (Telecommunications)


Ireland
Bank of Ireland (Banks - Foreign)                             66,100                 733,135    10,500                116,459
CRH Plc (Building)                                                                               7,200                 91,408
ICON Plc* (ADR) (Business Services - Misc)                                                       3,300                 79,632
Irish Life & Permanent Plc (Finance)                                                            13,300                155,172
Ryanair Holdings Plc* American Depositary Receipts (ADR)
(Transport)                                                   14,100                 524,661
                                                                                  ----------                       ----------
                                                                                   1,257,796                          442,671
                                                                                  ----------                       ----------

Israel
Teva Pharmaceutical Industries Ltd. (ADR) (Medical)            4,100                 317,463     2,200                170,346
                                                                                  ----------                       ----------

Italy
Autostrade SpA (Transport)                                                                      19,200                158,764
ENI SpA (Oil & Gas)                                           16,900                 234,639    13,200                183,268
Finmeccanica SpA (Aerospace)                                                                   188,000                103,327
Impregilo SpA* (Building)                                                                      120,000                 46,346
Italcementi SpA (Building)                                                                      14,500                127,367
Italgas SpA (Utilities)                                                                          9,700                 94,522
Mediaset SpA (Media)                                                                             9,700                 67,721
Parmalat Finanziaria SpA (Food)                                                                 45,300                126,506
Riunione Adriatica di Sicurta SpA (Insurance)                 21,993                 273,987    10,459                130,297
Saipem SpA (Oil & Gas)                                                                          11,800                 63,803
Snam Rete Gas SpA (Utilities)                                                                   40,500                121,123
UniCredito Italiano SpA (Banks - Foreign)                                                       23,400                 88,057
                                                                                  ----------                       ----------
                                                                                     508,626                        1,311,101
                                                                                  ----------                       ----------

Japan
Asahi Glass Co., Ltd. (Building)
Bridgestone Corp (Rubber - Tires & Misc)
Dai Nippon Printing Co., Ltd. (Printing - Commercial)         37,000                 378,124
Daiwa Securities Group, Inc. (Finance)
Fanuc Ltd. (Electronics)
Hoya Corp. (Electronics)
Ito-Yokado Co., Ltd. (Retail)
Kao Corp. (Cosmetics & Personal Care)                         27,000                 617,093
Keyence Corp. (Electronics)
Millea Holdings, Inc.* (Insurance)
Mitsubishi Tokyo Financial Group, Inc. (Banks - Foreign)          79                 515,231
Murata Manufacturing Co., Ltd. (Electronics)                   6,800                 321,378
Nintendo Co., Ltd. (Leisure)
Nissan Motor Co., Ltd. (Automobile / Trucks)                  44,500                 341,805
Rohm Co., Ltd. (Electronics)
Shin-Etsu Chemical Co., Ltd. (Chemicals)
Shiseido Co., Ltd. (Cosmetics & Personal Care)                48,000                 533,638
Sony Corp. (Electronics)                                      13,200                 570,768
Sumitomo Mitsu Banking Corp. (Banks - Foreign)
Takeda Chemical Industries, Ltd. (Medical)
Tokyo Gas Co., Ltd. (Utilities)
Yamato Transport Co., Ltd. (Transport)
                                                                                  ----------
                                                                                   3,278,037
                                                                                  ----------

Luxembourg
Arcelor SA* (Steel)                                           42,600                 460,256     6,900                 74,548
                                                                                  ----------                       ----------

                                                          -------------------------------
                                                                   Combined
-----------------------------------------------------------------------------------------
                                                                   Par Value
                                                                     (000's      Market
Issuer, Description                                       Shares    Omitted)     Value
-----------------------------------------------------------------------------------------
Greece
Coca-Cola Hellenic Bottling Co. SA (Beverages)             11,200                 157,719

Hellenic Telecommunications Organization SA
(Telecommunications)                                        4,800                  53,999
                                                                               ----------
                                                                                  211,718
                                                                               ----------

Hong Kong
China Mobile Ltd.* (Telecommunications)                    31,000                  76,115
CLP Holdings Ltd. (Utilities)                              37,500                 151,935
Sun Hung Kai Properties, Ltd. (Real Estate Operations)     21,000                 130,856
                                                                               ----------
                                                                                  358,906
                                                                               ----------

India
Hindustan Lever Ltd.* (Soap & Cleaning Preparations)       18,059                  59,885
Infosys Technology Ltd.* (Computers)                        1,200                  94,029
Satyam Computer Services Ltd.* (Computers)                 59,647                 290,397
                                                                               ----------
                                                                                  444,311
                                                                               ----------

Indonesia
PT Telekomunikasi Indonesia (Telecommunications)           52,000                  17,324
                                                                               ----------

Ireland
Bank of Ireland (Banks - Foreign)                          87,600                 971,598
CRH Plc (Building)                                         14,300                 181,054
ICON Plc* (ADR) (Business Services - Misc)                  3,300                  79,632
Irish Life & Permanent Plc (Finance)                       13,300                 155,172
Ryanair Holdings Plc* American Depositary Receipts (ADR)
(Transport)                                                14,100                 524,661
                                                                               ----------
                                                                                1,912,117
                                                                               ----------

Israel
Teva Pharmaceutical Industries Ltd. (ADR) (Medical)         8,400                 650,412
                                                                               ----------

Italy
Autostrade SpA (Transport)                                 41,700                 344,816
ENI SpA (Oil & Gas)                                        39,700                 551,193
Finmeccanica SpA (Aerospace)                              340,400                 187,088
Impregilo SpA* (Building)                                 120,000                  46,346
Italcementi SpA (Building)                                 14,500                 127,367
Italgas SpA (Utilities)                                     9,700                  94,522
Mediaset SpA (Media)                                       20,000                 139,631
Parmalat Finanziaria SpA (Food)                            45,300                 126,506
Riunione Adriatica di Sicurta SpA (Insurance)              40,668                 506,638
Saipem SpA (Oil & Gas)                                     11,800                  63,803
Snam Rete Gas SpA (Utilities)                              84,100                 251,517
UniCredito Italiano SpA (Banks - Foreign)                  48,600                 182,888
                                                                               ----------
                                                                                2,622,315
                                                                               ----------

Japan
Asahi Glass Co., Ltd. (Building)                           11,000                  65,815
Bridgestone Corp (Rubber - Tires & Misc)                   10,000                 124,643
Dai Nippon Printing Co., Ltd. (Printing - Commercial)      50,000                 510,978
Daiwa Securities Group, Inc. (Finance)                     20,000                  93,380
Fanuc Ltd. (Electronics)                                      200                   7,918
Hoya Corp. (Electronics)                                    2,000                 137,295
Ito-Yokado Co., Ltd. (Retail)                               2,000                  62,362
Kao Corp. (Cosmetics & Personal Care)                      33,000                 754,225
Keyence Corp. (Electronics)                                   600                  99,323
Millea Holdings, Inc.* (Insurance)                             11                  82,157
Mitsubishi Tokyo Financial Group, Inc. (Banks - Foreign)       79                 515,231
Murata Manufacturing Co., Ltd. (Electronics)                8,700                 411,175
Nintendo Co., Ltd. (Leisure)                                  900                  86,687
Nissan Motor Co., Ltd. (Automobile / Trucks)               44,500                 341,805
Rohm Co., Ltd. (Electronics)                                  100                  12,595
Shin-Etsu Chemical Co., Ltd. (Chemicals)                    2,200                  67,880
Shiseido Co., Ltd. (Cosmetics & Personal Care)             58,000                 644,813
Sony Corp. (Electronics)                                   16,400                 708,422
Sumitomo Mitsu Banking Corp. (Banks - Foreign)             18,000                  74,492
Takeda Chemical Industries, Ltd. (Medical)                  3,600                 149,571
Tokyo Gas Co., Ltd. (Utilities)                            22,000                  64,289
Yamato Transport Co., Ltd. (Transport)                      5,000                  71,219
                                                                               ----------
                                                                                5,086,275
                                                                               ----------

Luxembourg
Arcelor SA* (Steel)                                        61,400                 663,373
                                                                               ----------

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund, Global Fund and European Equity Fund combined on October 31, 2002.

                                                                                         ------------------------------
                                                                                               International Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Par Value
                                                          % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                        Assets    Rate %     Date      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------
Mexico                                                      0.09%
Wal-Mart de Mexico SA de CV (Series C) (Retail)                                           31,100                 66,943
                                                                                                             ----------

Netherlands                                                 2.75%
ASML Holding NV (NY Reg Shares)* (Electronics)
Euronext NV (Finance)
Heineken NV (Beverages)                                                                    2,700                108,476
IHC Caland NV (Oil & Gas)
Royal Dutch Petroleum Co. (Oil & Gas)                                                      3,100                134,094
Unilever NV (Food)                                                                         3,300                211,601
Van der Moolen Holding NV (Finance)
                                                                                                             ----------
                                                                                                                454,171
                                                                                                             ----------

Norway                                                      1.24%
Frontline Ltd. (Transport)
Gjensidige NOR ASA* (Finance)
ProSafe ASA * (Oil & Gas)
Tandberg ASA* (Telecommunications)
Tomra Systems ASA (Pollution Control)




Singapore                                                   1.51%
Flextronics International Ltd.* (Electronics)
Singapore Press Holdings Ltd. (Media)                                                      8,000                 89,709
United Overseas Bank Ltd. (Banks - Foreign)                                               18,000                136,603
                                                                                                             ----------
                                                                                                                226,312
                                                                                                             ----------

South Korea                                                 1.06%
Hyundai Motor Co., Ltd. (Automobile / Trucks)                                              2,280                 57,912
Kookmin Bank (Banks - Foreign)                                                             1,500                 49,979
Samsung Electronics, Ltd.* Global Depositary Receipts
(Electronics) (R)                                                                            700                 99,100
SK Telecom Co., Ltd. (Telecommunications)                                                    400                 73,861
                                                                                                             ----------
                                                                                                                280,852
                                                                                                             ----------

Spain                                                       1.54%
Acciona SA (Building)
Actividades de Construccion y Servicios SA (Building)
Banco Bilbao Vizcaya Argentaria SA (Banks - Foreign)                                      13,954                132,935
Banco Popular Espanol SA (Banks - Foreign)                                                 1,900                 81,359
Corporacion Mapfre SA (Insurance)
Endesa SA (Utilities)                                                                      7,500                 77,466
Iberia Lineas Aereas de Espana SA (Transport)
Telefonica SA* (Telecommunications)                                                       12,900                122,383
                                                                                                             ----------
                                                                                                                414,143
                                                                                                             ----------

Sweden                                                      1.11%
Autoliv, Inc. Swedish Depositary Receipts
(Automobile / Trucks)
Capio AB* (Medical)
Elekta AB (B Shares)* (Medical)
Hennes & Mauritz AB (B Shares) (Retail)                                                    4,400                 85,480
Skandinaviska Enskilda Banken AB (A Shares)
(Banks - Foreign)                                                                         16,100                139,696
Svenska Cellulosa AB (B Shares) (Paper & Paper Products)                                   2,900                 88,623
                                                                                                             ----------
                                                                                                                313,799
                                                                                                             ----------

Switzerland                                                 3.42%
Actelion Ltd.* (Medical)
Alcon, Inc.* (Medical)                                                                     1,700                 69,734
Converium Holding AG* (Insurance)                                                          2,300                 92,860
Nestle SA (Food)                                                                             800                171,522
Nobel Biocare Holding AG* (Medical)
Novartis AG (Medical)                                                                      2,232                 85,125
SGS Societe Generale de Surveillance Holding SA
(Business Services - Misc)
Syngenta AG (Chemicals)                                                                    1,600                 95,217
UBS AG (Banks - Foreign)
                                                                                                             ----------
                                                                                                                514,458
                                                                                                             ----------

Taiwan                                                      0.11%
United Microelectronics Corp.* (ADR) (Electronics)                                        20,280                 84,162
                                                                                                             ----------

United Kingdom                                             13.73%
Allied Domecq Plc (Beverages)                                                             17,900                106,974
Barclays Plc (Banks - Foreign)                                                            23,660                163,606
BG Group Plc (Oil & Gas)                                                                  23,100                 92,245

                                                          -------------------------------------------------------------------
                                                                     Global Fund                     European Equity
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Par Value                         Par Value
                                                                        (000's      Market                (000's     Market
Issuer, Description                                           Shares   Omitted)      Value      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------------
Mexico
Wal-Mart de Mexico SA de CV (Series C) (Retail)


Netherlands
ASML Holding NV (NY Reg Shares)* (Electronics)                47,400                 407,640
Euronext NV (Finance)                                                                            3,800                 75,639
Heineken NV (Beverages)                                                                          2,400                 96,423
IHC Caland NV (Oil & Gas)                                                                        1,600                 70,984
Royal Dutch Petroleum Co. (Oil & Gas)                                                            2,800                121,117
Unilever NV (Food)                                             8,700                 557,858     3,100                198,777
Van der Moolen Holding NV (Finance)                                                              2,200                 49,129
                                                                                  ----------                       ----------
                                                                                     965,498                          612,069
                                                                                  ----------                       ----------

Norway
Frontline Ltd. (Transport)                                    20,200                 121,690    15,600                 93,978
Gjensidige NOR ASA* (Finance)                                                                    3,400                105,613
ProSafe ASA * (Oil & Gas)                                                                        3,200                 40,449
Tandberg ASA* (Telecommunications)                                                               8,600                 93,094
Tomra Systems ASA (Pollution Control)                         51,800                 379,622    10,900                 79,882
                                                                                  ----------                       ----------
                                                                                     501,312                          413,016
                                                                                  ----------                       ----------

Singapore
Flextronics International Ltd.* (Electronics)                 51,800                 433,048
Singapore Press Holdings Ltd. (Media)
United Overseas Bank Ltd. (Banks - Foreign)                   60,000                 455,344
                                                                                  ----------
                                                                                     888,392
                                                                                  ----------

South Korea
Hyundai Motor Co., Ltd. (Automobile / Trucks)
Kookmin Bank (Banks - Foreign)
Samsung Electronics, Ltd.* Global Depositary Receipts
(Electronics) (R)                                                950                 268,978
SK Telecom Co., Ltd. (Telecommunications)                      1,250                 230,817
                                                                                  ----------
                                                                                     499,795
                                                                                  ----------

Spain
Acciona SA (Building)                                                                            1,400                 54,070
Actividades de Construccion y Servicios SA (Building)                                            3,500                 97,049
Banco Bilbao Vizcaya Argentaria SA (Banks - Foreign)                                            11,383                108,442
Banco Popular Espanol SA (Banks - Foreign)                                                       3,000                128,461
Corporacion Mapfre SA (Insurance)                                                               15,000                101,456
Endesa SA (Utilities)                                                                            7,000                 72,301
Iberia Lineas Aereas de Espana SA (Transport)                                                   27,300                 47,311
Telefonica SA* (Telecommunications)                                                             12,200                115,742
                                                                                                                   ----------
                                                                                                                      724,832
                                                                                                                   ----------

Sweden
Autoliv, Inc. Swedish Depositary Receipts
(Automobile / Trucks)                                                                            3,300                 63,570
Capio AB* (Medical)                                                                              7,400                 44,421
Elekta AB (B Shares)* (Medical)                                                                  9,900                 92,923
Hennes & Mauritz AB (B Shares) (Retail)                                                          4,200                 81,594
Skandinaviska Enskilda Banken AB (A Shares)
(Banks - Foreign)                                                                               15,700                136,225
Svenska Cellulosa AB (B Shares) (Paper & Paper Products)                                         2,800                 85,567
                                                                                                                   ----------
                                                                                                                      504,300
                                                                                                                   ----------

Switzerland
Actelion Ltd.* (Medical)                                                                         1,000                 38,274
Alcon, Inc.* (Medical)                                         9,700                 397,894     2,100                 86,142
Converium Holding AG* (Insurance)                                                                1,900                 76,710
Nestle SA (Food)                                               2,300                 493,124       500                107,201
Nobel Biocare Holding AG* (Medical)                                                                900                 50,054
Novartis AG (Medical)                                                                            2,141                 81,654
SGS Societe Generale de Surveillance Holding SA
(Business Services - Misc)                                                                         150                 43,998
Syngenta AG (Chemicals)                                                                          1,600                 95,217
UBS AG (Banks - Foreign)                                      11,400                 543,280
                                                                                  ----------                       ----------
                                                                                   1,434,298                          579,250
                                                                                  ----------                       ----------

Taiwan
United Microelectronics Corp.* (ADR) (Electronics)


United Kingdom
Allied Domecq Plc (Beverages)                                                                   13,800                 82,472
Barclays Plc (Banks - Foreign)                                                                  22,324                154,368
BG Group Plc (Oil & Gas)                                                                        22,200                 88,651

                                                          -------------------------------
                                                                   Combined
-----------------------------------------------------------------------------------------
                                                                   Par Value
                                                                     (000's      Market
Issuer, Description                                       Shares    Omitted)     Value
-----------------------------------------------------------------------------------------
Mexico
Wal-Mart de Mexico SA de CV (Series C) (Retail)            31,100                  66,943
                                                                               ----------

Netherlands
ASML Holding NV (NY Reg Shares)* (Electronics)             47,400                 407,640
Euronext NV (Finance)                                       3,800                  75,639
Heineken NV (Beverages)                                     5,100                 204,899
IHC Caland NV (Oil & Gas)                                   1,600                  70,984
Royal Dutch Petroleum Co. (Oil & Gas)                       5,900                 255,211
Unilever NV (Food)                                         15,100                 968,236
Van der Moolen Holding NV (Finance)                         2,200                  49,129
                                                                               ----------
                                                                                2,031,738
                                                                               ----------

Norway
Frontline Ltd. (Transport)                                 35,800                 215,668
Gjensidige NOR ASA* (Finance)                               3,400                 105,613
ProSafe ASA * (Oil & Gas)                                   3,200                  40,449
Tandberg ASA* (Telecommunications)                          8,600                  93,094
Tomra Systems ASA (Pollution Control)                      62,700                 459,504
                                                                               ----------
                                                                                  914,328
                                                                               ----------

Singapore
Flextronics International Ltd.* (Electronics)              51,800                 433,048
Singapore Press Holdings Ltd. (Media)                       8,000                  89,709
United Overseas Bank Ltd. (Banks - Foreign)                78,000                 591,947
                                                                               ----------
                                                                                1,114,704
                                                                               ----------

South Korea
Hyundai Motor Co., Ltd. (Automobile / Trucks)               2,280                  57,912
Kookmin Bank (Banks - Foreign)                              1,500                  49,979
Samsung Electronics, Ltd.* Global Depositary Receipts
(Electronics) (R)                                           1,650                 368,078
SK Telecom Co., Ltd. (Telecommunications)                   1,650                 304,678
                                                                               ----------
                                                                                  780,647
                                                                               ----------

Spain
Acciona SA (Building)                                       1,400                  54,070
Actividades de Construccion y Servicios SA (Building)       3,500                  97,049
Banco Bilbao Vizcaya Argentaria SA (Banks - Foreign)       25,337                 241,377
Banco Popular Espanol SA (Banks - Foreign)                  4,900                 209,820
Corporacion Mapfre SA (Insurance)                          15,000                 101,456
Endesa SA (Utilities)                                      14,500                 149,767
Iberia Lineas Aereas de Espana SA (Transport)              27,300                  47,311
Telefonica SA* (Telecommunications)                        25,100                 238,125
                                                                               ----------
                                                                                1,138,975
                                                                               ----------

Sweden
Autoliv, Inc. Swedish Depositary Receipts
(Automobile / Trucks)                                       3,300                  63,570
Capio AB* (Medical)                                         7,400                  44,421
Elekta AB (B Shares)* (Medical)                             9,900                  92,923
Hennes & Mauritz AB (B Shares) (Retail)                     8,600                 167,074
Skandinaviska Enskilda Banken AB (A Shares)
(Banks - Foreign)                                          31,800                 275,921
Svenska Cellulosa AB (B Shares) (Paper & Paper Products)    5,700                 174,190
                                                                               ----------
                                                                                  818,099
                                                                               ----------

Switzerland
Actelion Ltd.* (Medical)                                    1,000                  38,274
Alcon, Inc.* (Medical)                                     13,500                 553,770
Converium Holding AG* (Insurance)                           4,200                 169,570
Nestle SA (Food)                                            3,600                 771,847
Nobel Biocare Holding AG* (Medical)                           900                  50,054
Novartis AG (Medical)                                       4,373                 166,779
SGS Societe Generale de Surveillance Holding SA
(Business Services - Misc)                                    150                  43,998
Syngenta AG (Chemicals)                                     3,200                 190,434
UBS AG (Banks - Foreign)                                   11,400                 543,280
                                                                               ----------
                                                                                2,528,006
                                                                               ----------

Taiwan
United Microelectronics Corp.* (ADR) (Electronics)         20,280                  84,162
                                                                               ----------

United Kingdom
Allied Domecq Plc (Beverages)                              31,700                 189,446
Barclays Plc (Banks - Foreign)                             45,984                 317,974
BG Group Plc (Oil & Gas)                                   45,300                 180,896

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund, Global Fund and European Equity Fund combined on October 31, 2002.

                                                                                         ------------------------------
                                                                                               International Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Par Value
                                                          % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                        Assets    Rate %     Date      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------
BHP Billiton Plc (Metal)                                                                  15,963                 77,917
BOC Group Plc (Chemicals)                                                                  4,800                 67,509
BP Plc (Oil & Gas)
British American Tobacco Plc (Tobacco)                                                    11,800                120,732
British Sky Broadcasting Group Plc* (Media)                                               11,100                104,801
Capita Group Plc (Business Services - Misc)
Capital Radio Plc (Media)
Centrica Plc (Utilities)                                                                  44,980                128,072
Cobham Plc (Aerospace)
Corus Group Plc* (Steel)                                                                 180,000                119,681
Diageo Plc (Beverages)                                                                    12,800                144,280
Exel Plc (Transport)                                                                       6,500                 66,810
Game Group Plc (Computers)
George Wimpey Plc (Building)
GlaxoSmithKline Plc (Medical)                                                              5,000                 95,432
HBOS Plc (Banks - Foreign)                                                                10,200                112,899
HSBC Holdings Plc (Banks - Foreign)                                                       16,000                178,223
Imperial Tobacco Group Plc (Tobacco)
Kelda Group Plc (Utilities)
Man Group Plc (Finance)                                                                    7,800                116,170
MFI Furniture Group Plc (Furniture)
Morrison (Wm.) Supermarkets Plc (Retail)
National Grid Transco Plc (Utilities)                                                     21,300                151,619
Next Plc (Retail)
Peninsular and Oriental Steam Navigation Co. (Transport)
Rentokil Initial Plc (Diversified Operations)                                             30,300                102,746
Rexam Plc (Containers)
Royal Bank of Scotland Group Plc (Banks - Foreign)                                         9,622                226,400
Shell Transport & Trading Co. Plc (Oil & Gas)
Shire Pharmaceuticals Group Plc* (Medical)
SkyePharma Plc* (Medical)
Smith & Nephew Plc (Medical)
Smiths Group Plc (Manufacturing)
Tullow Oil Plc* (Oil & Gas)
Vodafone Group Plc (Telecommunications)                                                   76,900                123,615
                                                                                                             ----------
                                                                                                              2,299,731
                                                                                                             ----------

United States                                              36.64%
3M Co. (Diversified Operations)
Allergan, Inc. (Medical)
Allstate Corp. (The) (Insurance)
Anheuser-Busch Cos., Inc. (Beverages)
Anthem, Inc.* (Medical)
AT&T Wireless Services, Inc.* (Telecommunications)
AutoZone, Inc.* (Retail)
Ball Corp. (Containers)
BJ Services Co.* (Oil & Gas)
Blockbuster, Inc. (Class A) (Leisure)
Borland Software Corp.* (Computers)
Cisco Systems, Inc.* (Computers)
Citigroup, Inc. (Finance)
Dell Computer Corp.* (Computers)
Dial Corp. (The) (Cosmetics & Personal Care)
Electronic Arts, Inc.* (Computers)
ENSCO International, Inc. (Oil & Gas)
Forest Laboratories, Inc.* (Medical)
General Electric Co. (Electronics)
Gilead Sciences, Inc.* (Medical)
GlobalSantaFe Corp. (Oil & Gas)                                                            1,500                 35,850
Gymboree Corp. (The)* (Retail)
Harley-Davidson, Inc. (Leisure)
Health Management Associates, Inc. (Class A)* (Medical)
Hunt (J.B.) Transport Services, Inc.* (Transport)
IMC Global, Inc. (Fertilizers)
Intel Corp. (Electronics)
International Business Machines Corp. (Computers)
Intuit, Inc.* (Computers)
Johnson & Johnson (Medical)
Kohl's Corp.* (Retail)
Lockheed Martin Corp. (Aerospace)
Lowe's Cos., Inc. (Retail)
Medtronic, Inc. (Medical)
MGM Mirage, Inc.* (Leisure)

                                                          -------------------------------------------------------------------
                                                                     Global Fund                     European Equity
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Par Value                         Par Value
                                                                        (000's      Market                (000's     Market
Issuer, Description                                           Shares   Omitted)      Value      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------------
BHP Billiton Plc (Metal)                                                                        15,112                 73,763
BOC Group Plc (Chemicals)
BP Plc (Oil & Gas)                                            70,900                 454,772
British American Tobacco Plc (Tobacco)                        23,900                 244,534    11,000                112,547
British Sky Broadcasting Group Plc* (Media)                                                     10,500                 99,136
Capita Group Plc (Business Services - Misc)                                                     19,700                 69,036
Capital Radio Plc (Media)                                                                        8,400                 68,335
Centrica Plc (Utilities)                                     151,600                 431,652    30,095                 85,690
Cobham Plc (Aerospace)                                                                           4,900                 74,052
Corus Group Plc* (Steel)                                     182,500                 121,343   169,300                112,567
Diageo Plc (Beverages)                                                                           9,400                105,956
Exel Plc (Transport)                                          30,300                 311,438     9,400                 96,618
Game Group Plc (Computers)                                                                      32,600                 56,994
George Wimpey Plc (Building)                                                                    14,300                 61,522
GlaxoSmithKline Plc (Medical)                                                                    8,900                169,869
HBOS Plc (Banks - Foreign)                                                                       9,900                109,578
HSBC Holdings Plc (Banks - Foreign)                           45,600                 496,961    13,000                144,806
Imperial Tobacco Group Plc (Tobacco)                          29,900                 467,772     4,300                 67,272
Kelda Group Plc (Utilities)                                                                     15,000                 88,705
Man Group Plc (Finance)                                                                         11,000                163,830
MFI Furniture Group Plc (Furniture)                                                             32,700                 67,017
Morrison (Wm.) Supermarkets Plc (Retail)                                                        28,100                 92,428
National Grid Transco Plc (Utilities)                                                           20,800                148,060
Next Plc (Retail)                                             35,000                 487,328
Peninsular and Oriental Steam Navigation Co. (Transport)                                        28,300                 84,231
Rentokil Initial Plc (Diversified Operations)                                                   30,000                101,729
Rexam Plc (Containers)                                                                          15,400                 98,358
Royal Bank of Scotland Group Plc (Banks - Foreign)            21,505                 506,000     6,092                143,341
Shell Transport & Trading Co. Plc (Oil & Gas)                 39,400                 253,184
Shire Pharmaceuticals Group Plc* (Medical)                    35,700                 287,633
SkyePharma Plc* (Medical)                                                                       93,000                 69,837
Smith & Nephew Plc (Medical)                                                                    17,500                104,036
Smiths Group Plc (Manufacturing)                                                                 7,700                 88,360
Tullow Oil Plc* (Oil & Gas)                                                                     67,700                 96,381
Vodafone Group Plc (Telecommunications)                       30,500                 485,560    73,900                118,793
                                                                                  ----------                       ----------
                                                                                   4,548,177                        3,298,338
                                                                                  ----------                       ----------

United States
3M Co. (Diversified Operations)                                5,700                 723,558
Allergan, Inc. (Medical)                                       4,900                 266,805
Allstate Corp. (The) (Insurance)                              13,900                 552,942
Anheuser-Busch Cos., Inc. (Beverages)                          3,300                 174,108
Anthem, Inc.* (Medical)                                       10,900                 686,700
AT&T Wireless Services, Inc.* (Telecommunications)            78,400                 538,608
AutoZone, Inc.* (Retail)                                       7,300                 626,121
Ball Corp. (Containers)                                        9,600                 464,928
BJ Services Co.* (Oil & Gas)                                  11,800                 357,894
Blockbuster, Inc. (Class A) (Leisure)                         17,500                 419,475
Borland Software Corp.* (Computers)                           13,600                 182,648
Cisco Systems, Inc.* (Computers)                              29,200                 326,456
Citigroup, Inc. (Finance)                                     19,700                 727,915
Dell Computer Corp.* (Computers)                              35,500               1,015,655
Dial Corp. (The) (Cosmetics & Personal Care)                  16,900                 359,294
Electronic Arts, Inc.* (Computers)                             5,800                 377,696
ENSCO International, Inc. (Oil & Gas)                         17,800                 481,312
Forest Laboratories, Inc.* (Medical)                           5,100                 499,749
General Electric Co. (Electronics)                            37,700                 951,925
Gilead Sciences, Inc.* (Medical)                              11,000                 382,140
GlobalSantaFe Corp. (Oil & Gas)
Gymboree Corp. (The)* (Retail)                                27,100                 497,556
Harley-Davidson, Inc. (Leisure)                               10,600                 554,380
Health Management Associates, Inc. (Class A)* (Medical)       24,800                 474,176
Hunt (J.B.) Transport Services, Inc.* (Transport)             15,500                 429,195
IMC Global, Inc. (Fertilizers)                                28,400                 312,400
Intel Corp. (Electronics)                                     10,100                 174,730
International Business Machines Corp. (Computers)              6,900                 544,686
Intuit, Inc.* (Computers)                                     11,100                 576,312
Johnson & Johnson (Medical)                                   13,200                 775,500
Kohl's Corp.* (Retail)                                         6,300                 368,235
Lockheed Martin Corp. (Aerospace)                              9,200                 532,680
Lowe's Cos., Inc. (Retail)                                    15,800                 659,334
Medtronic, Inc. (Medical)                                     14,400                 645,120
MGM Mirage, Inc.* (Leisure)                                   21,200                 659,320

                                                          -------------------------------
                                                                   Combined
-----------------------------------------------------------------------------------------
                                                                   Par Value
                                                                     (000's      Market
Issuer, Description                                       Shares    Omitted)     Value
-----------------------------------------------------------------------------------------
BHP Billiton Plc (Metal)                                   31,075                 151,680
BOC Group Plc (Chemicals)                                   4,800                  67,509
BP Plc (Oil & Gas)                                         70,900                 454,772
British American Tobacco Plc (Tobacco)                     46,700                 477,813
British Sky Broadcasting Group Plc* (Media)                21,600                 203,937
Capita Group Plc (Business Services - Misc)                19,700                  69,036
Capital Radio Plc (Media)                                   8,400                  68,335
Centrica Plc (Utilities)                                  226,675                 645,414
Cobham Plc (Aerospace)                                      4,900                  74,052
Corus Group Plc* (Steel)                                  531,800                 353,591
Diageo Plc (Beverages)                                     22,200                 250,236
Exel Plc (Transport)                                       46,200                 474,866
Game Group Plc (Computers)                                 32,600                  56,994
George Wimpey Plc (Building)                               14,300                  61,522
GlaxoSmithKline Plc (Medical)                              13,900                 265,301
HBOS Plc (Banks - Foreign)                                 20,100                 222,477
HSBC Holdings Plc (Banks - Foreign)                        74,600                 819,990
Imperial Tobacco Group Plc (Tobacco)                       34,200                 535,044
Kelda Group Plc (Utilities)                                15,000                  88,705
Man Group Plc (Finance)                                    18,800                 280,000
MFI Furniture Group Plc (Furniture)                        32,700                  67,017
Morrison (Wm.) Supermarkets Plc (Retail)                   28,100                  92,428
National Grid Transco Plc (Utilities)                      42,100                 299,679
Next Plc (Retail)                                          35,000                 487,328
Peninsular and Oriental Steam Navigation Co. (Transport)   28,300                  84,231
Rentokil Initial Plc (Diversified Operations)              60,300                 204,475
Rexam Plc (Containers)                                     15,400                  98,358
Royal Bank of Scotland Group Plc (Banks - Foreign)         37,219                 875,741
Shell Transport & Trading Co. Plc (Oil & Gas)              39,400                 253,184
Shire Pharmaceuticals Group Plc* (Medical)                 35,700                 287,633
SkyePharma Plc* (Medical)                                  93,000                  69,837
Smith & Nephew Plc (Medical)                               17,500                 104,036
Smiths Group Plc (Manufacturing)                            7,700                  88,360
Tullow Oil Plc* (Oil & Gas)                                67,700                  96,381
Vodafone Group Plc (Telecommunications)                   181,300                 727,968
                                                                               ----------
                                                                               10,146,246
                                                                               ----------

United States
3M Co. (Diversified Operations)                             5,700                 723,558
Allergan, Inc. (Medical)                                    4,900                 266,805
Allstate Corp. (The) (Insurance)                           13,900                 552,942
Anheuser-Busch Cos., Inc. (Beverages)                       3,300                 174,108
Anthem, Inc.* (Medical)                                    10,900                 686,700
AT&T Wireless Services, Inc.* (Telecommunications)         78,400                 538,608
AutoZone, Inc.* (Retail)                                    7,300                 626,121
Ball Corp. (Containers)                                     9,600                 464,928
BJ Services Co.* (Oil & Gas)                               11,800                 357,894
Blockbuster, Inc. (Class A) (Leisure)                      17,500                 419,475
Borland Software Corp.* (Computers)                        13,600                 182,648
Cisco Systems, Inc.* (Computers)                           29,200                 326,456
Citigroup, Inc. (Finance)                                  19,700                 727,915
Dell Computer Corp.* (Computers)                           35,500               1,015,655
Dial Corp. (The) (Cosmetics & Personal Care)               16,900                 359,294
Electronic Arts, Inc.* (Computers)                          5,800                 377,696
ENSCO International, Inc. (Oil & Gas)                      17,800                 481,312
Forest Laboratories, Inc.* (Medical)                        5,100                 499,749
General Electric Co. (Electronics)                         37,700                 951,925
Gilead Sciences, Inc.* (Medical)                           11,000                 382,140
GlobalSantaFe Corp. (Oil & Gas)                             1,500                  35,850
Gymboree Corp. (The)* (Retail)                             27,100                 497,556
Harley-Davidson, Inc. (Leisure)                            10,600                 554,380
Health Management Associates, Inc. (Class A)* (Medical)    24,800                 474,176
Hunt (J.B.) Transport Services, Inc.* (Transport)          15,500                 429,195
IMC Global, Inc. (Fertilizers)                             28,400                 312,400
Intel Corp. (Electronics)                                  10,100                 174,730
International Business Machines Corp. (Computers)           6,900                 544,686
Intuit, Inc.* (Computers)                                  11,100                 576,312
Johnson & Johnson (Medical)                                13,200                 775,500
Kohl's Corp.* (Retail)                                      6,300                 368,235
Lockheed Martin Corp. (Aerospace)                           9,200                 532,680
Lowe's Cos., Inc. (Retail)                                 15,800                 659,334
Medtronic, Inc. (Medical)                                  14,400                 645,120
MGM Mirage, Inc.* (Leisure)                                21,200                 659,320

John Hancock International Fund
Schedule of Investments
October 31, 2002 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the International Fund, Global Fund and European Equity Fund combined on October 31, 2002.

                                                                                         ------------------------------
                                                                                               International Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Par Value
                                                          % of Net  Interest  Maturity              (000's     Market
Issuer, Description                                        Assets    Rate %     Date      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------
Michaels Stores, Inc.* (Retail)
Microsoft Corp.* (Computers)
Moody's Corp. (Business Services - Misc)
Nextel Communications, Inc. (Class A)*
(Telecommunications)
Noble Corp.* (Oil & Gas)                                                                   1,000                 32,320
North Fork Bancorp., Inc. (Banks - United States)
Patterson-UTI Energy, Inc.* (Oil & Gas)
Pfizer, Inc. (Medical)
Procter & Gamble Co. (The)
(Soap & Cleaning Preparations)
GlobalSantaFe Corp. (Oil & Gas)

Scripps (E.W.) Co. (The) (Class A) (Media)
Smith International, Inc.* (Oil & Gas)
TJX Cos., Inc. (The) (Retail)
Tyco International Ltd. (Diversified Operations)
Viacom, Inc. (Class B)* (Media)
Wal-Mart Stores, Inc. (Retail)
Wells Fargo & Co. (Banks - United States)
Williams-Sonoma, Inc.* (Retail)
Zimmer Holdings, Inc.* (Medical)
                                                                                                             ----------
                                                                                                                 68,170
                                                                                                             ----------

TOTAL COMMON STOCKS                                        93.80%
(Cost $70,055,377)                                                                                           11,256,987
                                                                                                             ----------

PREFERRED STOCKS
Germany                                                     0.07%
Henkel KGaA (Chemicals)


South Korea                                                 0.72%
Samsung Electronics Co., Ltd. (Electronics)


TOTAL PREFERRED STOCKS                                      0.79%
(Cost $592,407)


TOTAL COMMOM AND PREFERRED STOCKS                          94.59%
(Cost $70,647,784)                                                                                           11,256,987
                                                                                                             ----------

UNITS
France                                                      0.12%
Eurotunnel SA* (Transport)


TOTAL UNITS                                                 0.12%
(Cost $125,456)


TOTAL COMMOM AND PREFERRED STOCKS AND UNITS                94.71%
(Cost $70,773,240)                                                                                           11,256,987
                                                                                                             ----------

ISSUER

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement                                  5.88%
Investment in a joint repurchase agreement
  transaction with Barclays Capital,
  Inc. - Dated 10-31-02, due 11-01-02
  (Secured by U.S. Treasury Inflation Indexed
  Note 3.00% due 07-15-12)                                            1.90%   11/1/2002              808        808,000
                                                                                                             ----------

TOTAL SHORT-TERM INVESTMENTS                                5.88%
(Cost $4,348,000)                                                                                               808,000
                                                                                                             ----------

TOTAL INVESTMENTS                                         100.59%                                            12,064,987
                                                                                                             ----------
OTHER ASSETS AND LIABILITIES, NET                          -0.59%                                                  -630
                                                                                                             ----------
TOTAL NET ASSETS                                          100.00%                                            12,064,357
                                                                                                             ==========

                                                          -------------------------------------------------------------------
                                                                     Global Fund                     European Equity
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Par Value                         Par Value
                                                                        (000's      Market                (000's     Market
Issuer, Description                                           Shares   Omitted)      Value      Shares   Omitted)     Value
-----------------------------------------------------------------------------------------------------------------------------
Michaels Stores, Inc.* (Retail)                                7,100                 319,216
Microsoft Corp.* (Computers)                                  19,100               1,021,277
Moody's Corp. (Business Services - Misc)                       9,900                 466,290
Nextel Communications, Inc. (Class A)*
(Telecommunications)                                          34,500                 389,160
Noble Corp.* (Oil & Gas)                                      15,900                 513,888
North Fork Bancorp., Inc. (Banks - United States)             10,400                 399,984
Patterson-UTI Energy, Inc.* (Oil & Gas)                       10,300                 297,876
Pfizer, Inc. (Medical)                                        35,400               1,124,658
Procter & Gamble Co. (The)
(Soap & Cleaning Preparations)                                 5,200                 459,940
GlobalSantaFe Corp. (Oil & Gas)                                                                  1,400                 33,460
                                                                                                                   ----------
Scripps (E.W.) Co. (The) (Class A) (Media)                     7,100                 548,049
Smith International, Inc.* (Oil & Gas)                         6,900                 215,694
TJX Cos., Inc. (The) (Retail)                                 28,600                 586,872
Tyco International Ltd. (Diversified Operations)              26,200                 378,852
Viacom, Inc. (Class B)* (Media)                               13,500                 602,235
Wal-Mart Stores, Inc. (Retail)                                11,200                 599,760
Wells Fargo & Co. (Banks - United States)                     15,800                 797,426
Williams-Sonoma, Inc.* (Retail)                               14,500                 345,100
Zimmer Holdings, Inc.* (Medical)                              14,400                 593,568
                                                                                  ----------
                                                                                  26,979,398
                                                                                  ----------

TOTAL COMMON STOCKS
(Cost $70,055,377)                                                                47,409,722                       10,656,377
                                                                                  ----------                       ----------

PREFERRED STOCKS
Germany
Henkel KGaA (Chemicals)                                                                            800                 50,941
                                                                                                                   ----------

South Korea
Samsung Electronics Co., Ltd. (Electronics)                    3,950                 531,637
                                                                                  ----------

TOTAL PREFERRED STOCKS
(Cost $592,407)                                                                      531,637                           50,941
                                                                                  ----------                       ----------

TOTAL COMMOM AND PREFERRED STOCKS
(Cost $70,647,784)                                                                47,941,359                       10,707,318
                                                                                  ----------                       ----------

UNITS
France
Eurotunnel SA* (Transport)                                                                     127,061                 91,854
                                                                                                                   ----------

TOTAL UNITS
(Cost $125,456)                                                                                                        91,854
                                                                                                                   ----------

TOTAL COMMOM AND PREFERRED STOCKS AND UNITS
(Cost $70,773,240)                                                                47,941,359                       10,799,172
                                                                                  ----------                       ----------

ISSUER

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement
Investment in a joint repurchase agreement
  transaction with Barclays Capital,
  Inc. - Dated 10-31-02, due 11-01-02
  (Secured by U.S. Treasury Inflation Indexed
  Note 3.00% due 07-15-12)                                              2,613      2,613,000               927        927,000
                                                                                  ----------                       ----------

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,348,000)                                                                  2,613,000                          927,000
                                                                                  ----------                       ----------

TOTAL INVESTMENTS                                                                 50,554,359                       11,726,172
                                                                                  ----------                       ----------
OTHER ASSETS AND LIABILITIES, NET                                                   -158,364                         -277,672
                                                                                  ----------                       ----------
TOTAL NET ASSETS                                                                  50,395,995                       11,448,500
                                                                                  ==========                       ==========

                                                          -------------------------------
                                                                   Combined
-----------------------------------------------------------------------------------------
                                                                   Par Value
                                                                     (000's      Market
Issuer, Description                                       Shares    Omitted)     Value
-----------------------------------------------------------------------------------------
Michaels Stores, Inc.* (Retail)                             7,100                 319,216
Microsoft Corp.* (Computers)                               19,100               1,021,277
Moody's Corp. (Business Services - Misc)                    9,900                 466,290
Nextel Communications, Inc. (Class A)*
(Telecommunications)                                       34,500                 389,160
Noble Corp.* (Oil & Gas)                                   16,900                 546,208
North Fork Bancorp., Inc. (Banks - United States)          10,400                 399,984
Patterson-UTI Energy, Inc.* (Oil & Gas)                    10,300                 297,876
Pfizer, Inc. (Medical)                                     35,400               1,124,658
Procter & Gamble Co. (The)
(Soap & Cleaning Preparations)                              5,200                 459,940
GlobalSantaFe Corp. (Oil & Gas)                             1,400                  33,460

Scripps (E.W.) Co. (The) (Class A) (Media)                  7,100                 548,049
Smith International, Inc.* (Oil & Gas)                      6,900                 215,694
TJX Cos., Inc. (The) (Retail)                              28,600                 586,872
Tyco International Ltd. (Diversified Operations)           26,200                 378,852
Viacom, Inc. (Class B)* (Media)                            13,500                 602,235
Wal-Mart Stores, Inc. (Retail)                             11,200                 599,760
Wells Fargo & Co. (Banks - United States)                  15,800                 797,426
Williams-Sonoma, Inc.* (Retail)                            14,500                 345,100
Zimmer Holdings, Inc.* (Medical)                           14,400                 593,568
                                                                               ----------
                                                                               27,081,028
                                                                               ----------

TOTAL COMMON STOCKS
(Cost $70,055,377)                                                             69,323,086
                                                                               ----------

PREFERRED STOCKS
Germany
Henkel KGaA (Chemicals)                                       800                  50,941
                                                                               ----------

South Korea
Samsung Electronics Co., Ltd. (Electronics)                 3,950                 531,637
                                                                               ----------

TOTAL PREFERRED STOCKS
(Cost $592,407)                                                                   582,578
                                                                               ----------

TOTAL COMMOM AND PREFERRED STOCKS
(Cost $70,647,784)                                                             69,905,664
                                                                               ----------

UNITS
France
Eurotunnel SA* (Transport)                                127,061                  91,854
                                                                               ----------

TOTAL UNITS
(Cost $125,456)                                                                    91,854
                                                                               ----------

TOTAL COMMOM AND PREFERRED STOCKS AND UNITS
(Cost $70,773,240)                                                             69,997,518
                                                                               ----------

ISSUER

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement
Investment in a joint repurchase agreement
  transaction with Barclays Capital,
  Inc. - Dated 10-31-02, due 11-01-02
  (Secured by U.S. Treasury Inflation Indexed
  Note 3.00% due 07-15-12)                                           4,348      4,348,000
                                                                               ----------

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,348,000)                                                               4,348,000
                                                                               ----------

TOTAL INVESTMENTS                                                              74,345,518
                                                                               ----------
OTHER ASSETS AND LIABILITIES, NET                                                -436,666
                                                                               ----------
TOTAL NET ASSETS                                                               73,908,852
                                                                               ==========

Footnotes for International Fund and European Equity Fund combined.

* Non-Income producing security.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $99,100 as of October 31, 2002

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at October 31, 2002 assigned to the various investment categories.

                                                                   VALUE
                                                              AS A PERCENTAGE
INVESTMENT CATEGORIES                                          OF NET ASSETS
---------------------                                     ----------------------
Advertising                                                          0.23%
Aerospace                                                            1.11%
Automobile / Trucks                                                  1.24%
Banks - Foreign                                                     12.61%
Beverages                                                            4.51%
Building                                                             2.69%
Business Services - Misc                                             0.82%
Chemicals                                                            1.97%
Computers                                                            1.92%
Containers                                                           0.42%
Cosmetics & Personal Care                                            1.82%
Diversified Operations                                               0.87%
Electronics                                                          3.65%
Engineering / R&D Services                                           0.36%
Finance                                                              3.55%
Food                                                                 3.75%
Furniture                                                            0.29%
Insurance                                                            4.11%
Leisure                                                              0.37%
Manufacturing                                                        0.38%
Media                                                                2.13%
Medical                                                              7.39%
Metal                                                                1.15%
Oil & Gas                                                            7.69%
Paper & Paper Products                                               1.02%
Pollution Control                                                    0.34%
Printing - Commercial                                                0.57%
Real Estate Operations                                               1.09%
Retail                                                               2.96%
Rubber - Tires & Misc                                                0.53%
Soap & Cleaning Preparations                                         0.25%
Steel                                                                1.85%
Telecommunications                                                   6.77%
Tobacco                                                              1.28%
Transport                                                            4.39%
Utilities                                                            7.75%
Short-term Investments                                               7.38%
                                                           ----------------
                                        Total Investments:         101.18%
                                                           ----------------
                                         Total Net Assets:

Footnotes for International Fund and Global Fund combined.

* Non-Income producing security.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $99,100 as of October 31, 2002

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at October 31, 2002 assigned to the various investment categories.

                                                                   VALUE
                                                              AS A PERCENTAGE
INVESTMENT CATEGORIES                                          OF NET ASSETS
---------------------                                      ---------------------
Advertising                                                           0.55%
Aerospace                                                             0.99%
Automobile / Trucks                                                   0.79%
Banks - Foreign                                                       7.93%
Banks - United States                                                 1.92%
Beverages                                                             1.47%
Building                                                              0.25%
Business Services - Misc                                              0.75%
Chemicals                                                             0.51%
Computers                                                             7.39%
Containers                                                            0.75%
Cosmetics & Personal Care                                             3.35%
Diversified Operations                                                1.93%
Electronics                                                           6.02%
Fertilizers                                                           0.50%
Finance                                                               1.50%
Food                                                                  2.30%
Insurance                                                             4.46%
Leisure                                                               3.67%
Media                                                                 2.27%
Medical                                                              12.00%
Metal                                                                 0.32%
Oil & Gas                                                             6.82%
Paper & Paper Products                                                0.25%
Pollution Control                                                     0.61%
Printing - Commercial                                                 0.82%
Real Estate Operations                                                0.21%
Retail                                                                9.00%
Rubber - Tires & Misc                                                 0.20%
Soap & Cleaning Preparations                                          5.48%
Steel                                                                 0.83%
Telecommunications                                                    1.33%
Tobacco                                                               5.54%
Transport                                                             1.33%
Utilities                                                             3.96%
Short Term Investments                                                2.30%
                                                           -----------------
                                        Total Investments:          100.26%
                                                           -----------------
                                         Total Net Assets:

Footnotes for International Fund, Global Fund and European Equity Fund combined.

* Non-Income producing security.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $99,100 as of October 31, 2002

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at October 31, 2002 assigned to the various investment categories.

                                                                    VALUE
                                                               AS A PERCENTAGE
INVESTMENT CATEGORIES                                           OF NET ASSETS
---------------------                                       --------------------
Advertising                                                            0.54%
Aerospace                                                              1.07%
Automobile / Trucks                                                    0.86%
Banks - Foreign                                                        8.41%
Banks - United States                                                  1.62%
Beverages                                                              1.98%
Building                                                               0.86%
Business Services - Misc                                               0.89%
Chemicals                                                              0.63%
Computers                                                              6.47%
Containers                                                             0.76%
Cosmetics & Personal Care                                              2.95%
Diversified Operations                                                 1.77%
Electronics                                                            5.34%
Engineering / R&D Services                                             0.11%
Fertilizers                                                            0.42%
Finance                                                                2.24%
Food                                                                   2.61%
Furniture                                                              0.09%
Insurance                                                              4.44%
Leisure                                                                3.10%
Manufacturing                                                          0.12%
Media                                                                  2.24%
Medical                                                               11.59%
Metal                                                                  0.37%
Oil & Gas                                                              7.06%
Paper & Paper Products                                                 0.32%
Pollution Control                                                      0.62%
Printing - Commercial                                                  0.69%
Real Estate Operations                                                 0.35%
Retail                                                                 7.84%
Rubber - Tires & Misc                                                  0.17%
Soap & Cleaning Preparations                                           0.70%
Steel                                                                  1.38%
Telecommunications                                                     5.50%
Tobacco                                                                1.37%
Transport                                                              4.18%
Utilities                                                              3.05%
Short-term Investments                                                 5.88%
                                                             ----------------
                                          Total Investments:         100.59%
                                                             ----------------
                                           Total Net Assets:


                                   SIGNATURES


     Pursuant to the  requirements of the Securities Act of 1933, the Registrant has  caused  this  Registration  Statement  to be  signed  on its  behalf by the
undersigned,   thereunto  duly  authorized,  in  the  City  of  Boston  and  The
Commonwealth of Massachusetts, on the 21st day of January, 2003.

                                       JOHN HANCOCK INVESTMENT TRUST III

                                       By:             *
                                           -----------------------------
                                           Maureen R. Ford
                                           Chairman, President and Chief Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration  has been signed below by the following  persons in the  capacities and on the dates indicated.


        Signature                             Title                                  Date
        ---------                             -----                                  ----

             *                     Chairman, President and Chief Executive Officer
-----------------------            (Principal Executive Officer)
Maureen R. Ford

             *                     Senior Vice President and Chief
-----------------------            Financial Officer
Richard A. Brown


/s/William H. King                 Senior Vice President, Treasurer               January 21, 2003
-----------------------            (Chief Accounting Officer)
William H. King

             *                             Trustee
-----------------------
Dennis S. Aronowitz

             *                             Trustee
-----------------------
John M. DeCiccio

             *                             Trustee
-----------------------
Richard P. Chapman, Jr.

             *                             Trustee
-----------------------
William J. Cosgrove

             *                             Trustee
-----------------------
Richard A. Farrell

             *                             Trustee
-----------------------
William F. Glavin

             *                             Trustee
-----------------------
Dr. John A. Moore

             *                             Trustee
-----------------------
Patti McGill Peterson

             *                             Trustee
-----------------------
John W. Pratt



*By: /s/Susan S. Newton                                                         January 21, 2003
    -------------------
     Susan S. Newton
     Attorney-in-Fact under
     Powers of Attorney dated
     May 22, 2001, June 23, 2001
     and September 12, 2001 filed herewith.



John Hancock Capital Series                 John Hancock Strategic Series
John Hancock Declaration Trust              John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust        John Hancock World Fund
John Hancock Investors Trust                John Hancock Investment Trust II
John Hancock Equity Trust                   John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


                                POWER OF ATTORNEY
                                -----------------

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM h. KING, and AVERY P.
MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form
N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.



/s/Maureen R. Ford                                 /s/Gail D. Fosler
----------------------------                       -----------------
Maureen R. Ford, as Chairman                       Gail D. Fosler
and Chief Exective Officer

/s/John M. DeCiccio                                /s/William F. Glavin
----------------------------                       --------------------
John M. DeCiccio, as Trustee                       William F. Glavin

/s/Dennis S. Aronowitz                            /s/John A. Moore
----------------------                            ----------------
Dennis S. Aronowitz                               John A. Moore

/s/Richard P. Chapman, Jr.                        /s/Patti McGill Peterson
--------------------------                        ------------------------
Richard P. Chapman, Jr.                           Patti McGill Peterson

/s/William J. Cosgrove                            /s/John W. Pratt
----------------------                            ----------------
William J. Cosgrove                               John W. Pratt

/s/Richard A. Farrell
---------------------
Richard A. Farrell



Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust




                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, or Maryland Corporation, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, AND AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the
Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 23rd day of June, 2001.



                                              /s/Richard A. Brown
                                              -------------------
                                              Richard A. Brown
                                              Chief Financial Officer



Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
                                                                 John Hancock Tax-Free Bond Trust




                                POWER OF ATTORNEY
                                -----------------

         The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint SUSAN
S. NEWTON AND JAMES J. STOKOWSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form
N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the
"1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 22nd day of May, 2001.





                                                   /s/John M. DeCiccio
                                                   ------------------
                                                   John M. DeCiccio
                                                   Trustee


                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration
Statement of John Hancock Investment Trust III (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File
Nos. 33-4559 and 811-4630), which information is incorporated herein by reference.



ITEM 16. EXHIBITS:

1                         Registrant's Amended and Restated       Filed herewith as Exhibit 1
                          Declaration of Trust

1.1                       Abolition of John Hancock U.S. Global   Filed herewith as Exhibit 2
                          Leaders Fund and Amendment of Section
                          5.11

2                         Amended and Restated By-Laws of         Filed herewith as Exhibit 3
                          Registrant

3                         Not applicable

4                         Form of Agreement and Plan of           Filed herewith as Exhibit A to the Proxy
                          reorganization                          Statement and Prospectus included as Part
                                                                  A of this Registration Statement

5                         Not applicable

6                         Investment Management Contracts         Filed as Exhibit 99.d to Registrant's
                          between Registrant and John Hancock     Registration Statement on Form N-1A and
                          Advisers, LLC                           incorporated herein by reference to
                                                                  post-effective amendment no. 28 (file
                                                                  nos. 811-4630 and 33-4559 on
                                                                  February 27, 1995,
                                                                  accession no. 0000950146-95-000057)
                                                                  ("PEA 28 ")



6.1                       Investment Management Contract          Filed as Exhibit 99.d.1 to Registrant's
                          between John Hancock Growth Fund and    Registration Statement on Form N-1A and
                          John Hancock Advisers, LLC              incorporated herein by reference to
                                                                  post-effective amendment no. 32 (file
                                                                  nos. 811-4630 and 33-4559 on August 30,
                                                                  1996, accession no. 0001010521-96-000151)
                                                                  ("PEA 32 ")

6.2                       Investment Management Contract          Filed as Exhibit 99.d.2 to PEA 32 and
                          between John Hancock International      incorporated herein by reference
                          Fund and John Hancock Advisers, LLC

6.3                       Investment Management Contract          Filed as Exhibit 99.d.3 to PEA 32 and
                          between John Hancock Global Fund and    incorporated herein by reference
                          John Hancock Advisers, LLC
6.4                       Sub-Advisory Agreement among            Filed as Exhibit 99.d.4 to Registrant's
                          International Fund, Indocam             Registration Statement on Form N-1A and
                          International Investment Services and   incorporated herein by reference to
                          John Hancock Adviser, LLC               post-effective amendment no. 39 (file
                                                                  nos. 811-4630 and 33-4559 on December 23,
                                                                  1999, accession no. 0001010521-99-000389)
                                                                  ("PEA 39 ")

6.5                       Sub-Advisory Agreement among Global     Filed as Exhibit 99.d.5 to PEA 39 and
                          Fund, Indocam International             incorporated herein by reference
                          Investment Services and John Hancock
                          Adviser, LLC

6.6                       Interim Sub-Advisory Agreement among    Filed as Exhibit 99.d.6 to PEA 42 and
                          John Hancock International Fund,        incorporated herein by reference
                          Nicholas Applegate and John Hancock
                          Advisers, LLC



6.7                       Interim Sub-Advisory Agreement among    Filed as Exhibit 99.d.7 to PEA 42 and
                          John Hancock Global Fund, Nicholas      incorporated herein by reference.
                          Applegate and John Hancock Adviser,
                          LLC

6.8                       Second Interim sub-Advisory Agreement   Filed as Exhibit 99.d.8 to PEA 42 and
                          among John Hancock International        incorporated herein by reference
                          Fund, Nicholas Applegate and John
                          Hancock Advisers, LLC

6.9                       Second Interim sub-Advisory Agreement   Filed as Exhibit 99.d.9 to PEA 42 and
                          among John Hancock Global Fund,         incorporated herein by reference.
                          Nicholas Applegate and John Hancock
                          Advisers, LLC

6.10                      Sub-Advisory Agreement among John       Filed as Exhibit 99.d.10 to Registrant's
                          Hancock Global Fund, Nicholas           Registration Statement on Form N-1A and
                          Applegate and John Hancock Advisers,    incorporated herein by reference to
                          LLC                                     post-effective amendment no. 43 (file
                                                                  nos. 811-4630 and 33-4559 on
                                                                  June 25, 2001, accession no.
                                                                  0001010521-01-500062)
                                                                  ("PEA 43 ")

6.11                      Sub-Advisory Agreement among John       Filed as Exhibit 99.d.11 to PEA 43 and
                          Hancock International Fund, Nicholas    incorporated herein by reference
                          Applegate and John Hancock Advisers,
                          LLC

7                         Distribution Agreement between          Filed as Exhibit 99.e to Registrant's
                          Registrant and John Hancock Funds,      Registration Statement on Form N-1A and
                          LLC                                     incorporated herein by reference to
                                                                  post-effective amendment no. 33 (file
                                                                  nos. 811-4630 and 33-4559 on
                                                                  February 27, 1997, accession no.
                                                                  0001010521-97-000227)
                                                                  ("PEA 33 ")



7.1                       Form of Soliciting Dealer Agreement     Filed as Exhibit 99.e.1 to Registrant's
                          between John Hancock Funds, LLC and     Registration Statement on Form N-1A and
                          Selected Dealers                        incorporated herein by reference to
                                                                  post-effective amendment no. 37 (file
                                                                  nos. 811-4630 and 33-4559 on
                                                                  February 25, 1999, accession no.
                                                                  0001010521-99-000143)
                                                                  ("PEA 37 ")

7.2                       Form of Financial Institution Sales     Filed as Exhibit 99.e.2 to PEA 28 and
                          and Service agreement between John      incorporated herein by reference
                          Hancock Funds, LLC and John Hancock
                          funds

7.3                       Amendment to Distribution Agreement     Filed as Exhibit 99.e.3 to PEA 32 and
                                                                  incorporated herein by reference

                          Amendment to Distribution Agreement     Filed as Exhibit 99.e.4 to PEA 42 and
                                                                  incorporated herein by reference

8                         Not applicable

9                         Master Custodian Agreement between      Filed as Exhibit 99.g to Registrant's
                          John Hancock Mutual Funds (including    Registration Statement on Form N-1A and
                          Registrant) and The Bank of New York    incorporated herein by reference to
                                                                  post-effective amendment no. 44 (file
                                                                  nos. 811-4630 and 33-4559 on
                                                                  December 27, 2001, accession no.
                                                                  0001010521-01-500306)
                                                                  ("PEA 44 ")

10                        Amended & Restate Master Transfer       Filed as Exhibit 99.h. to Registrant's
                          Agent Service Agreement between John    Registration Statement on Form N-1A and
                          Hancock Mutual Funds (including         incorporated herein by reference to
                          Registrant) and John Hancock            post-effective amendment no. 36 (file
                          Signature Services, Inc.                nos. 811-4630 and 33-4559 on December 21,
                                                                  1998, accession no. 0001010521-98-000397)
                                                                  ("PEA 36 ")



10.1                      Amendment to the Amended & Restate      Filed as Exhibit 99.h.1 to PEA 42 and
                          Master Transfer Agent Service           incorporated herein by reference.
                          Agreement between John Hancock Mutual
                          Funds (including Registrant) and John
                          Hancock Services, Inc.

10.2                      Accounting and Legal Services           Filed as Exhibit 99.h.2 to PEA 28 and
                          Agreement                               incorporated herein by reference

11                        Class A Distribution Plan between       Filed as Exhibit 99.m to PEA 36 and
                          Growth Fund and John Hancock Funds,     incorporated herein by reference
                          LLC

11.1                      Class B Distribution Plan between       Filed as Exhibit 99.m.1 to PEA 36 and
                          Growth Fund and John Hancock Funds,     incorporated herein by reference
                          LLC

11.2                      Class A Distribution Plan between       Filed as Exhibit 99.m.2 to Registrant's
                          Global Fund, International Fund, Mid    Registration Statement on Form N-1A and
                          Cap Growth Fund and John Hancock        incorporated herein by reference to
                          Funds, LLC                              post-effective amendment no. 34 (file
                                                                  nos. 811-4630 and 33-4559 on February 27,
                                                                  1998, accession no. 0001010521-98-000202)
                                                                  ("PEA 34 ")

11.3                      Class B Distribution Plans between      Filed as Exhibit 99.m.3 to PEA 34 and
                          Global Fund, International Fund, Mid    incorporated herein by reference
                          Cap Growth Fund and John Hancock
                          Funds, LLC

11.4                      Class C Distribution Plan between       Filed as Exhibit 99.m.4 to PEA 36 and
                          Growth Fund, International Fund, Mid    incorporated herein by reference
                          Cap Growth Fund and John Hancock
                          Funds, LLC

11.5                      Class C Distribution Plan between       Filed as Exhibit 99.m.5 to PEA 39 and
                          Global Fund and John Hancock Funds,     incorporated herein by reference
                          LLC



12                        John Hancock Funds Class A, Class B     Filed as Exhibit 99.o to PEA 36 and
                          and Class C Amended and restated        incorporated herein by reference
                          Multiple Class Plan pursuant to Rule
                          18f-3

12.1                      John Hancock Funds Class A, Class B,    Filed as Exhibit 99.o.1 to Registrant's
                          Class C and Class I Amended and         Registration Statement on Form N-1A and
                          restated Multiple Class Plan pursuant   incorporated herein by reference to
                          to Rule 18f-3                           post-effective amendment no. 45 (file
                                                                  nos. 811-4630 and 33-4559 on February 27,
                                                                  2002, accession no. 0001010521-02-000110)
                                                                  ("PEA 45 ")

13                        Code of Ethics- John Hancock Funds,     Filed herewith as Exhibit 13
                          LLC

13.1                      Code of Ethics - Indocam                Filed as Exhibit 99.p.1 to PEA 41 and
                          International Investment Services       incorporated herein by reference

13.2                      Code of Ethics -Nicholas-Applegate      Filed as Exhibit 99.p.1 to PEA 42 and
                                                                  incorporated herein by reference
14                        Opinion as to legality of shares and    Filed herewith as Exhibit 14
                          consent

15                        Form of opinions as to tax matters and  Filed herewith as Exhibit 15 consent

16                        Not applicable

17                        Consents of PricewaterhouseCoopers      Filed herewith as Exhibit 17
                          LLP regarding the audited financial
                          statements of John Hancock
                          International Fund, John Hancock
                          Global Fund and John Hancock European
                          Equity Fund.

18                        Not applicable



19                        Powers of Attorney                      Filed as addendum to signature pages and
                                                                  incorporated herein by reference

20                        Prospectus of John Hancock              Filed herewith as Exhibit B to Part B of
                          International Fund, dated February      this Registration Statement.
                          14, 2003

20.1                      Prospectus of John Hancock European     Filed herewith as Exhibit B to Part B of
                          Equity Fund, dated February 14, 2003    this Registration Statement

20.2                      Prospectus of John Hancock Global       Filed herewith as Exhibit B to Part B of
                          Fund, dated February 14, 2003           this Registration Statement

21                        Statement of Additional Information     Filed herewith as Exhibit A and B to Part
                          of John Hancock European Equity Fund    B of this Registration Statement
                          and John Hancock Global Fund, dated
                          February 14, 2003

21.1                      Statement of Additional Information     Filed herewith as Exhibit A and B to Part
                          of John Hancock International Fund      B of this Registration Statement
                          dated February 14, 2003



                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Description

1        Amended and Restated Declaration of Trust of John Hancock Investment
         Trust III, dated March 1, 2002.

1.1      Abolition of John Hancock U.S. Global Leaders Fund and Amendment of
         Sections 5.11

2        Amendment to Amended and Restated By-Laws of Registrant

4        Form of Agreement and Plan of Reorganization between John Hancock
         International Fund (the "Acquiring Fund") and John Hancock Global Fund and John Hancock European Equity Fund(the "Acquired Funds") (filed as
         EXHIBIT A to Part A of this Registration Statement).

13       Code of Ethics- John Hancock Funds, LLC.

14       Opinion as to legality of shares and consent.

15       Form of opinions as to tax matters and consent.

17 Consent of PricewaterhouseCoopers LLP regarding the audited financial statements and highlights of the John Hancock International Fund, John
         Hancock European Equity Fund and John Hancock Global Fund.



ITEM 17

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145 (C) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities
         Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequence of each proposed reorganization within a responsible time after receipt of such opinion.